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
                     SPARTAN MUNICIPAL FUND, SPARTAN       SPARTAN
                     AGGRESSIVE MUNICIPAL FUND &           MUNICIPAL
                     SPARTAN INSURED MUNICIPAL INCOME
                     FUND

                     INVESTMENTS AT NOVEMBER 30, 1997      INCOME
                     (UNAUDITED)                           FUND



                                                           PRINCIPAL

                                                           AMOUNT        VALUE ($)



MUNICIPAL BONDS

Alabama              Alabama Bldg. Renovation Fin.         3,000,000     3,296,250
                     Auth. Rev. 7.45% 9/1/11

Alabama              Alabama Mental Health Fin. Auth.      3,000,000     3,191,250
                     Spl. Tax 7.375% 5/1/09
                     (Pre-Refunded to 5/1/99 @ 102)

Alabama              Cullman Med. Park South Med.
                     Clinic Board Rev. (Cullman Reg'l.
                     Med. Ctr.) Series A,6.50% 2/15/23

Alabama              Huntsville Gen. Oblig. Rfdg.
                     Series D, 6% 8/1/08

Alabama              Mobile Wtr. & Swr. Commissioners      4,600,000     4,991,000
                     Wtr. & Swr. Rev. Rfdg. 6.50%
                     1/1/09

Alaska               Alaska Student Ln. Corp. Student      1,070,000     1,122,163
                     Ln. Rev. Series A, 5.90% 7/1/03
                     (AMBAC Insured)

Alaska               Alaska Student Loan Corp. Student     2,000,000     2,102,500
                     Loan Rev. (State Assisted) Series
                     A, 6% 7/1/04(AMBAC Insured) (AMT)

Alaska               Alaska Student Loan Corp. Student     1,300,000     1,358,500
                     Loan Rev. Series A, 5.55% 7/1/03
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Corp. Student     1,300,000     1,366,625
                     Loan Rev. Series A, 5.65% 7/1/04
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Corp. Student     4,200,000     4,520,250
                     Loan Rev. Series A, 7.30% 7/1/00
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Rev. Series A,    1,500,000     1,539,375
                     5.15% 7/1/05 (AMBAC Insured) (AMT)

Alaska               North Slope Boro Alaska Series A,     1,400,000     1,198,750
                     0% 6/30/01 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.       5,000,000     4,281,250
                     (Cap. Appreciation) Series A, 0%
                     6/30/01 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.       16,000,000    13,340,000
                     (Cap. Appreciation) Series B, 0%
                     1/1/02 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.       9,000,000     7,143,750
                     (Cap. Appreciation) Series B, 0%
                     1/1/03 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.       2,500,000     1,737,500
                     (Cap. Appreciation) Series B, 0%
                     6/30/05 (Cap. Guaranty Insured)

Alaska               North Slope Borough Gen. Oblig.       2,000,000     2,212,500
                     Series B, 7.50% 6/30/01 (FSA
                     Insured)

Alaska               Valdez Marine Term. Rev. Rfdg.
                     (Mobil Oil Co./Alaska Pipeline)
                     5.75% 11/1/28

Arizona              Arizona Trans. Board Excise Tax
                     Rev. Rfdg. (Maricopa County Reg'l.
                     Area B) 6% 7/01/05 (AMBAC Insured)

Arizona              Arizona Trans. Board Excise Tax
                     Rev. Rfdg. (Maricopa County Reg'l.
                     Area) Series A, 6%7/1/03 (AMBAC
                     Insured)

Arizona              Chandler 4.375% 7/1/12 (FGIC          1,000,000     926,250
                     Insured)

Arizona              Chandler 7.375% 7/1/09, (FGIC         1,000,000     1,237,500
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.      5,700,000     4,004,250
                     Appreciation) 0% 7/1/05 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.      5,700,000     3,811,875
                     Appreciation) 0% 7/1/06 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.      5,700,000     3,619,500
                     Appreciation) 0% 7/1/07 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.      1,700,000     1,020,000
                     Appreciation) 0% 7/1/08 (FGIC
                     Insured)

Arizona              Cochise County Ind. Dev. Auth.
                     Hosp. Rev. Rfdg. (Sierra Vista
                     Commty. Hosp. Proj.)Series A,
                     6.75% 12/1/26

Arizona              Maricopa County Hosp. Rev. Rfdg.      2,435,000     2,483,700
                     (Sun Health Corp.) 5.40% 4/1/05

Arizona              Maricopa County Hosp. Rev. Rfdg.
                     (Sun Health Corp.) 5.65% 4/1/06

Arizona              Maricopa County Ind. Dev. Auth.       2,000,000     2,437,500
                     Hosp. Facs. Rev. Rfdg. (Samaritan
                     Health Svcs.)Series A, 7% 12/1/16
                     (MBIA Insured)

Arizona              Maricopa County Series C, 8.90%       3,950,000     4,236,375
                     7/1/99

Arizona              Phoenix Gen. Oblig. Rfdg. 6%          1,840,000     1,971,100
                     7/1/02

Arizona              Pima Cnty. Unified School Dist.       2,000,000     2,417,500
                     Tucson Proj. of 1989 Series G, 8%
                     7/1/04 (MBIA Insured)

Arizona              Pima County Ctfs. Prtn. 4.75%         2,060,000     2,098,625
                     1/1/04 (MBIA Insured)

Arizona              Pima County Ctfs. Prtn. 4.90%         2,000,000     2,047,500
                     1/1/06 (MBIA Insured)

Arizona              Sierra Vista Ind. Dev. Auth. Hosp.
                     Rev. Rfdg. (Sierra Vista Commty.
                     Hosp. Proj.)8.75% 12/1/16
                     (Pre-Refunded to 12/1/98 @ 103)

Arizona              Tucson Ltd. Tax Rfdg. 7.50% 7/1/01    2,525,000     2,796,438

Arizona              Tucson Wtr. Rev. Series D, 9.75%      500,000       694,375
                     7/1/07

Arizona              Tucson Wtr. Rev. Series D, 9.75%      500,000       709,375
                     7/1/08

Arizona              Tucson Wtr. Rev. Series D, 9.75%      750,000       1,082,813
                     7/1/09

Arkansas             Arkansas Dev. Fin. Auth. Rev.         4,500,000     4,905,000
                     (Cap. Asset) Series B, 7.10%
                     3/1/08

Arkansas             Arkansas Gen. Oblig. (College
                     Savings Prog.)(Cap. Appreciation)
                     Series C, 0% 6/1/05

Arkansas             Arkansas State College Savings        1,280,000     1,000,000
                     (Cap. Appreciation) Series A, 0%
                     6/1/03

Arkansas             Arkansas State College Savings        1,110,000     824,175
                     (Cap. Appreciation) Series A, 0%
                     6/1/04

Arkansas             Little Rock Arpt. Passenger Facs.
                     Charge Rev. 5.65% 5/1/16 (AMBAC
                     Insured) (AMT)

Arkansas             North Little Rock Elec. Rev. Rfdg.    3,840,000     4,483,200
                     Series A, 6.50% 7/1/10 (MBIA
                     Insured)

Arkansas             Pulaski County Health Facs. Board     1,750,000     1,951,250
                     Rev. Rfdg. (Sisters Charity
                     Nazareth-St. VincentsInfirmary)
                     6.05% 11/1/09 (MBIA Insured)

Arkansas             Rogers Sales & Use Tax Rev. 5%        2,000,000     2,037,500
                     11/1/15

California           California Dept. Wtr. Resources
                     Central Valley Proj. Rev. (Wtr.
                     Sys.) Series O, 4.75% 12/1/25

California           California Edl. Facs. Auth. Rev.      5,400,000     5,379,750
                     (Standford Univ.) Series N, 5.20%
                     12/1/27

California           California Gen. Oblig. (Various       16,060,000    17,485,325
                     Purp.) 6.25% 10/1/19

California           California Gen. Oblig. 4.75%          4,040,000     3,757,200
                     9/1/18 (FSA Insured)

California           California Gen. Oblig. 5.125%         4,650,000     4,522,125
                     10/1/27

California           California Gen. Oblig. 5.25%          5,000,000     5,050,000
                     10/1/13

California           California Gen. Oblig. 5.25%          1,500,000     1,500,000
                     10/1/17

California           California Gen. Oblig. 6.30%          4,000,000     4,540,000
                     9/1/10

California           California Gen. Oblig. 7% 10/1/06     8,975,000     10,545,625

California           California Gen. Oblig. 7% 10/1/09     1,000,000     1,195,000

California           California Gen. Oblig. 7% 3/1/06      1,365,000     1,590,225

California           California Gen. Oblig. 7% 8/1/04      2,000,000     2,282,500

California           California Hsg. Fin. Agcy. Rev.       187,000       36,933
                     (Home Mtg. Single Family) (Cap.
                     Appreciation)Series 1983 A, 0%
                     2/1/15

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series B, 5.20% 8/1/26
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       1,000,000     1,053,750
                     (Home Mtg.) Series G, 5.90% 2/1/09
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       2,000,000     2,107,500
                     (Home Mtg.) Series G, 5.90% 8/1/09
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       3,000,000     3,157,500
                     (Home Mtg.) Series R, 6.15% 8/1/27
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       870,000       893,925
                     Rfdg. (Home Mtg.) Series A, 5.30%
                     8/1/14 (MBIA Insured)

California           California Hsg. Fin. Agcy. Rev.       2,100,000     2,155,125
                     Rfdg. (Home Mtg.) Series A, 5.70%
                     8/1/16 (MBIA Insured)

California           California Poll. Cont. Fing. Auth.    5,235,000     5,699,606
                     Resource Recovery Rev. (Waste
                     Mgmt., Inc.) Series A, 7.15%
                     2/1/11 (AMT)

California           California Pub. Wks Board Lease       2,500,000     2,540,625
                     Rev. Rfdg. (Dept. of Corrections
                     State Prison, Montery County
                     Soledad II) Series D, 5.375%
                     11/1/13

California           California Pub. Wks. Board Lease      5,000,000     5,312,500
                     Rev. (Commty. College Proj.)
                     Series A, 6% 10/1/14

California           California Pub. Wks. Board Lease      1,500,000     1,492,500
                     Rev. (Dept. of Corrections State
                     Prison D-Susanville) 5.375% 6/1/18

California           California Pub. Wks. Board Lease
                     Rev. (Dept. of Corrections State
                     Prison D-Susanville) Series A,
                     5.50% 1/1/14 (AMBAC Insured)

California           California Pub. Wks. Board Lease      5,500,000     5,761,250
                     Rev. (Various California State
                     Univ. Projs.) Series A, 5.50%
                     6/1/14

California           California Pub. Wks. Board Lease      3,750,000     3,754,688
                     Rev. (Various California Univ.
                     Proj.) Series A, 5.25% 12/1/13

California           California Pub. Wks. Board Lease      1,500,000     1,530,000
                     Rev. Rfdg. (California Commty.
                     Colleges) Series D, 5.375% 3/1/12

California           California Pub. Wks. Board Lease      3,000,000     3,071,250
                     Rev. Rfdg. (California Commty.
                     Colleges) Series D,5.375% 3/1/11

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (Dept. of Corrections
                     State Prisons)Series A, 5% 12/1/19
                     (AMBAC Insured)

California           California Pub. Wks. Board Lease      5,000,000     5,156,250
                     Rev. Rfdg. (State Archives Bldg.
                     Complex) Series A,5.375% 12/1/10

California           California Pub. Wks. Board Lease      18,250,000    19,276,563
                     Rev. Rfdg. (Various California
                     State Univ. Projs.)Series A, 5.50%
                     6/1/10

California           California Pub. Wks. Board Lease
                     Rev. Rfdg.(California Univ. Proj.)
                     Series A, 5.50% 10/1/13

California           California Pub. Wrks Board Lease
                     Rev. (Various California Univ.
                     Proj.) Series A, 6.50% 9/1/05

California           California Pub. Wrks. Board Lease
                     Rev. (Various Commty. College
                     Proj.) Series A, 5.50% 12/1/08

California           California Rural Home Mtg. Fin.       9,000,000     9,101,250
                     Auth. Lease Rev. (Rural Lease
                     Purp.) Series A, 4.45%8/1/01 (MBIA
                     Insured)

California           California St. Pub. Wks. Board        3,500,000     3,696,875
                     Lease Rev. (Secretary of State)
                     Series A, 6% 5/1/13

California           California Statewide Commtys. Dev.    5,195,000     4,948,238
                     Corp. Ctfs. of Prtn. (J. Paul
                     Getty Trust) 5% 10/1/23

California           California Univ. Rev. (Multiple       2,000,000     2,190,000
                     Purp. Projs.) Series D, 6.10%
                     9/1/10 (MBIA Insured)

California           Castaic lake Wtr. Agcy. Ctfs. of      1,800,000     2,187,000
                     Prtn. Rfdg. (Wtr. Sys. Impt.
                     Proj.) Series A, 7.25%8/1/09 (MBIA
                     Insured)

California           Compton Commty. Redev. Agcy. Rfdg.
                     (Tax Allocation-Campton Redev.)
                     Series A, 6.50%8/1/13 (FSA
                     Insured)

California           Duarte Ctfs. of Prtn. (City of        15,750,000    16,498,125
                     Hope Med. Ctr.) 6.25% 4/1/23

California           East Bay Muni. Util. Dist.
                     Wastewtr. Treatment Sys. Rev.
                     Rfdg. 4.75% 6/1/21 (FGICInsured)

California           East Bay Muni. Util. Dist.
                     Wastewtr. Treatment Sys. Rev.
                     Rfdg. 4.75% 6/1/21 (FGICInsured)

California           East Bay Muni. Util. Dist. Wtr.       1,250,000     1,348,438
                     Sys. Rev. Rfdg. 6.10% 6/1/07

California           Encinitas Union School Dist. (Cap.    1,000,000     670,000
                     Appreciation) 0% 8/1/06 (MBIA
                     Insured)

California           Encinitas Union School Dist. (Cap.    1,500,000     950,625
                     Appreciation) 0% 8/1/07 (MBIA
                     Insured)

California           Encinitas Union School Dist. (Cap.    1,250,000     746,875
                     Appreciation) 0% 8/1/08 (MBIA
                     Insured)

California           Encintas School Dist. 0% 8/1/05       1,500,000     1,059,375
                     (MBIA Insured)

California           Foothill/Eastern Trans. Corridor
                     Agcy. Toll Rd. Rev. (Cap.
                     Appreciton) (Sr. Lien)Series A, 0%
                     1/1/08 (stepped coupon)

California           La Quinta Redev. Agcy. Tax
                     Allocation Rfdg.(Redev. Proj. Area
                     #1) 7.30% 9/1/12 (MBIAInsured)

California           Long Beach Harbor Rev. Refdg.         4,700,000     5,093,625
                     Series A, 6% 5/15/13 (FGIC
                     Insured)

California           Long Beach Hbr. Rev. 5.125%           5,000,000     4,831,250
                     5/15/18 (AMT)

California           Long Beach Hbr. Rev. 6% 5/15/06       3,000,000     3,288,750
                     (MBIA Insured) (AMT)

California           Long Beach Hbr. Rev. 8% 5/15/04       6,305,000     7,518,713
                     (MBIA Insured) (AMT)

California           Long Beach Hbr. Rev. 8.50% 5/15/03    6,235,000     7,435,238
                     (MBIA Insured) (AMT)

California           Los Angeles County Metropolitan       4,355,000     4,409,438
                     Trans. Auth. Rev. Rfdg. (Gen.
                     Union Station) Series A,5.20%
                     7/1/12 (FSA Insured)

California           Los Angeles County Metropolitan
                     Trans. Auth. Sales Tax Rev.
                     (Proposition A) 1st TierSr. Series
                     A, 5.90% 7/1/14 (MBIA Insured)

California           Los Angeles County Metropolitan       3,380,000     3,523,650
                     Trans. Auth. Sales Tax Rev. Rfdg.
                     (Prop. A-2nd Tier)5.625% 7/1/13
                     (MBIA Insured)

California           Los Angeles County Pub. Wks. Fing.    6,000,000     5,850,000
                     Auth. Lease Rev. (Multiple Cap.
                     Facs. Proj. #4)4.75% 2/1/10 (MBIA
                     Insured)

California           Los Angeles County Trans.
                     Commission Sales Tax Rev.
                     (Proposistion C) Second Sr. Series
                     A, 6.25% 7/1/13 (MBIA Insured)

California           Los Angeles Wastewtr. Sys. Rev.
                     Rfdg. Series D, 4.70% 11/1/17
                     (FGIC Insured)

California           Los Angeles Wastewtr. Sys. Rev.
                     Rfdg. Series D, 4.70% 11/1/19
                     (FGIC Insured)

California           M-S-R Pub. Pwr. Agcy. San Juan
                     Proj. Rev. Series E, 6.50% 7/1/05
                     (MBIA Insured)

California           Madera County Ctfs. of Prtn.
                     (Valley Children's Hosp.) 6.25%
                     3/15/05 (MBIA Insured)

California           Metro. Wtr. Dist. of Southern
                     California Wtrwks. Rev. Series A,
                     5% 7/1/26

California           Metropolitan Wtr. Dist. Southern      8,770,000     8,112,250
                     California Wtrwks. Rev. Rfdg.
                     Series B, 4.75% 7/1/21(MBIA
                     Insured)

California           Metropolitan Wtr. Dist. Southern      2,000,000     2,075,000
                     California Wtrwks. Rev. Series A,
                     5.75% 7/1/21 (MBIAInsured)

California           Northern California Pwr. Agcy.
                     Pub. Pwr. Rev. Crossover Rfdg.
                     (Geothermal Proj. #3)Series A,
                     5.85% 7/1/10 (AMBAC Insured)

California           Northern California Pwr. Agcy.        6,000,000     6,547,500
                     Pub. Pwr. Rev. Rfdg. (Geothermal
                     Proj. #3) Series A,5.80% 7/1/09
                     (AMBAC Insured)

California           Oceanside Ctfs. of Prtn. Rfdg.
                     (Oceanside Civic Ctr. Proj.) 6%
                     8/1/08 (MBIA Insured)

California           Pleasant Hill Joint Pwrs. Fing.
                     Auth. Lease Rev. (Cap. Impt.
                     Prog.) Series A, 5% 12/1/12 (MBIA
                     Insured)

California           Sacramento City Fing. Auth. Lease
                     Rev. Rfdg. Series A, 5.375%
                     11/1/14 (AMBAC Insured)

California           Sacramento Cogeneration Auth.
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.) 6.50% 7/1/14

California           Sacramento Cogeneration Auth.
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.) 7% 7/1/04

California           Sacramento Cogeneration Auth.
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.)6.375% 7/1/10

California           Sacramento Pwr. Auth. Cogeneration
                     Proj. Rev. 6.50% 7/1/07

California           Sacramento Pwr. Auth. Cogeneration
                     Proj. Rev. 6.50% 7/1/09

California           San Diego County Reg'l. Trans.        1,100,000     1,186,625
                     Commission Sales Tax Rev. Second
                     Sr. Series A, 6.25%4/1/02 (FGIC
                     Insured)

California           San Francisco Bldg. Auth. Lease       5,500,000     5,369,375
                     Rev. (Dept. Gen. Svcs. Lease)
                     Series A, 5% 10/1/13

California           San Francisco City & County Arpt.     5,955,000     6,051,769
                     Commission Int'l. Arpt. Rev. 2nd
                     Series Issue 10A,5.50% 5/1/13
                     (MBIA Insured) (AMT)

California           San Francisco City & County Arpts.    2,330,000     2,536,788
                     Commission Int'l. Arpt. Rev. Rfdg.
                     Second Series Issue 1, 6.20%
                     5/1/05 (AMBAC Insured)

California           San Francisco City & County Gen.
                     Oblig. Rfdg. Series 1, 5.50%
                     6/15/09 (FGIC Insured)

California           San Francisco City & County Swr.
                     Rev. Rfdg. 5.90% 10/1/07 (AMBAC
                     Insured)

California           San Francisco City & County Swr.      10,000,000    10,700,000
                     Rev. Rfdg.5.90% 10/1/08 (AMBAC
                     Insured)

California           San Fransicso City & County Arpt.     5,875,000     5,970,469
                     Commission Int'l. Aprt. Rev. 2nd
                     Series Issue 10A,5.55% 5/1/14
                     (MBIA Insured) (AMT)

California           San Fransisco City & County Arpts.
                     Commission Int'l. Arpt. Rev. Rfdg.
                     Second Series,Issue 2, 6.75%
                     5/1/13 (MBIA Insured)

California           San Jaoquin Hills Trans. Corridor     8,000,000     6,690,000
                     Agcy. Toll Road Rev. Refdg. Series
                     A, 0% 1/15/02 (MBIA Insured)

California           Santa Clara County Fing. Auth.
                     Lease Rev. (VMC Replacement Proj.)
                     Series A, 7.75%11/15/08 (AMBAC
                     Insured)

California           Santa Margarita/Dana Point Auth.
                     Rev. (Impt. Dists. 1-2 & 2A-8)
                     Series A 7.25% 8/1/10(MBIA
                     Insured)

California           Santa Margarita/Dana Point Auth.      1,770,000     2,150,550
                     Rev. Rfdg. (Impt. Dist. 3&3A,4&4A)
                     Series B, 7.25%8/1/08 (MBIA
                     Insured)

California           Santa Rosa Wastewtr. Rev. Rfdg. &     4,000,000     3,745,000
                     Sub-Reg'l. Wastewtr. Proj. Series
                     A, 4.75% 9/1/16(FGIC Insured)

California           South Orange County Pub. Fing.        2,500,000     3,059,375
                     Auth. Spl. Tax Rev. (Foothill
                     Area) Series C, 7.50%8/15/07 (FGIC
                     Insured)

California           South Orange County Pub. Fing.        2,500,000     3,184,375
                     Auth. Spl. Tax Rev. (Foothill
                     Area) Series C, 8%8/15/08 (FGIC
                     Insured)

California           South Orange County Pub. Fing.        3,490,000     4,192,363
                     Auth. Spl. Tax Rev. Rfdg. (Sr.
                     Lien) Series A, 7%9/1/11 (MBIA
                     Insured)

California           Southern California Metro. Wtr.
                     Dist. Wtr. & Sewer Rev. Series A,
                     5% 7/1/30 (MBIA Insured)

California           Southern California Pub. Pwr.         1,500,000     1,393,125
                     Auth. Pwr. Proj. Rev. Rfdg. (Mead
                     Adelanto Proj.) Series A, 4.875%
                     7/1/20 (AMBAC Insured)

California           Southern California Pub. Pwr.         4,640,000     4,309,400
                     Auth. Pwr. Proj. Rev. Rfdg. (Mead
                     Phoenix Proj.)Series A, 4.875%
                     7/1/20 (AMBAC Insured)

California           Upland Ctfs. of Prtn. Rfdg. (San      3,000,000     2,816,250
                     Antonio Commty. Hosp.) 5% 1/1/18

California           Upland Ctfs. of Prtn. Rfdg. (San
                     Antonio Commty. Hosp.) 5.25%
                     1/1/08

California           West & Central Basin Fin. Auth.       6,100,000     6,305,875
                     Series C 5.25% 8/1/08 (AMBAC
                     Insured)

California           West & Central Basin Fin. Auth.       5,800,000     6,032,000
                     Series C, 5.20% 8/1/07 (AMBAC
                     Insured)

California           West & Central Basin Fing. Auth.
                     Rev. (West Basin Rfdg. Proj.)
                     Series A, 5% 8/1/13(AMBAC Insured)

Colorado             Adams County School Dist. #12
                     Thornton Unltd. Tax Rfdg. 6.20%
                     12/15/10 (FGIC Insured)

Colorado             Arapahoe County Cap. Impt. Tr.        170,700,00    24,751,500
                     Fed. Hwy. Rev. (Cap. Appreciation)    0
                     Series E, 0%, 8/31/26(Pre-Refunded
                     to 8/31/05@ 20.8626

Colorado             Arapahoe County Cap. Impt. Trust      13,000,000    4,387,500
                     Fund Hwy. Rev. Series C, 0%
                     8/31/15 (Pre-Refunded to8/31/05 @
                     48.618)

Colorado             Aurora Gen. Oblig. Rfdg. 4.75%        3,040,000     2,891,800
                     11/1/14

Colorado             Colorado Health Facs. Auth. Rev.      1,000,000     1,098,750
                     (Hosp. Sys.-Swedish Med. Ctr.)
                     Series A, 7.25%10/1/08
                     (Pre-Refunded to 10/1/00 @ 102)

Colorado             Colorado Health Facs. Auth. Rev.      2,500,000     2,653,125
                     Rfdg. (Rocky Mountain Adventist)
                     6.25% 2/1/04

Colorado             Colorado Health Facs. Auth. Rev.      6,500,000     6,914,375
                     Rfdg. (Rocky Mountain Adventist)
                     6.625% 2/1/13

Colorado             Colorado Health Facs. Auth. Rev.      4,700,000     4,958,500
                     Rfdg. (Rocky Mountain Adventist)
                     6.625% 2/1/22

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) 0% 1/1/06 (MBIA
                     Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.     1,550,000     1,300,063
                     Appreciation) Series C, 0% 1/1/02
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.     1,530,000     1,162,800
                     Appreciation) Series C, 0% 1/1/04
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.     1,655,000     964,038
                     Appreciation) Series C, 0% 1/1/09
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.     1,500,000     823,125
                     Appreciation) Series C, 0% 1/1/10
                     (MBIA Insured)

Colorado             Colorado Univ. Hosp. Auth. Hosp.
                     Rev. Series A, 6.25% 11/15/12
                     (AMBAC Insured)

Colorado             Colorado Univ. Rev. (Research         5,725,000     6.38E+06
                     Bldg. Revolving Fund) (Biomedical
                     Research Bldg. Proj.)7% 6/1/09

Colorado             Denver City & County Arpt. Rev.       4,900,000     3,907,750
                     (Cap. Appreciation) Series A, 0%
                     11/15/02 (MBIA Insured) (AMT)

Colorado             Denver City & County Arpt. Rev.       3,000,000     2,040,000
                     (Cap. Appreciation) Series A, 0%
                     11/15/05 (MBIA Insured)

Colorado             Denver City & County Arpt. Rev.       5,000,000     3,793,750
                     (Cap. Appreciation) Series D, 0%
                     10/15/03 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.       7,500,000     5,390,625
                     (Cap. Appreciation) Series D, 0%
                     11/15/04 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.       3,000,000     2,040,000
                     (Cap. Appreciation) Series D, 0%
                     11/15/05 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.       6,700,000     6,751,054
                     Rfdg. Series D, 5% 11/15/98 (AMT)

Colorado             Denver City & County Arpt. Rev.       7,250,000     7,432,193
                     Series A, 6.90% 11/15/98 (AMT)

Colorado             Denver City & County Arpt. Rev.       3,000,000     3,142,500
                     Series A, 7% 11/15/99 (AMT)

Colorado             Denver City & County Arpt. Rev.
                     Series C, 6.50% 11/15/06 (AMT)

Colorado             Denver City & County Arpt. Rev.       1,980,000     2,126,025
                     Series D, 7% 11/15/25

Colorado             Denver City & County Arpt. Rev.       520,000       567,450
                     Series D, 7% 11/15/25
                     (Pre-Refunded 11/15/01 @ 100)

Colorado             Denver City & County Arpt. Rev.
                     Series D, 7.40% 11/15/01 (AMT)

Colorado             Denver City & County School Dist.
                     #1 Rfdg. (Cap. Appreciation)
                     Series A, 0% 12/1/08(MBIA Insured)

Colorado             Highlands Ranch Metropolitan Dist.    1,725,000     1,781,063
                     #2 Rfdg. 5.50% 6/15/00 (FSA
                     Insured)

Colorado             Highlands Ranch Metropolitan Dist.    2,050,000     2,219,125
                     #2 Rfdg. 6% 6/15/03 (FSA Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 6.50% 6/15/10 (FSA
                     Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 6.50% 6/15/12 (FSA
                     Insured)

Colorado             Jefferson County Ctfs. of Prtn.       3,000,000     3,330,000
                     Rfdg. 6.65% 12/1/08 (MBIA Insured)

Colorado             Jefferson County Single Family        185,000       198,181
                     Mtg. Rev. Rfdg. Series 1991-A,
                     8.875% 10/1/13 (MBIAInsured)

Connecticut          Connecticut Health & Ed. Facs.        2,990,000     3,098,388
                     Auth. Rev. (St. Raphael Hosp.)
                     5.30% 7/1/10, (AMBAC Insured)

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. (New Britain Mem.
                     Hosp.) Series A, 7.75% 7/1/22

Connecticut          Connecticut Health & Edl. Facs.       4,345,000     4,806,656
                     Auth. Rev. (New Britain Mem.
                     Hosp.) Series A, 7.50%7/1/06

Connecticut          Connecticut Health & Edl. Facs.       250,000       255,313
                     Auth. Rev. Rfdg. (Quinnipiac
                     College) Series D, 6% 7/1/13

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. Rfdg. (St. Raphael
                     Hosp.) Series H, 5.25%7/1/12
                     (AMBAC Insured)

Connecticut          Connecticut Hsg. Fin. Auth. Hsg.
                     Mtg. Fin. Prog. Sub-Series B-1,
                     6.50% 5/15/18

Connecticut          Connecticut Resource Recovery
                     Auth. Rev. Rfdg. Series A, 5.375%
                     11/15/10 (MBIA Insured)

Connecticut          Connecticut Spl. Tax Oblig. Rev.
                     6% 10/1/06 (MBIA Insured)

Connecticut          Eastern Connecticut Resource
                     Recovery Auth. Solid Waste Rev.
                     (Wheelabrator LisbonProj.) Series
                     A, 5% 1/1/24 (AMT)

District of          District of Columbia Gen. Oblig.      2,635,000     2,826,038
Columbia             Rfdg. Series A, 5.875% 6/1/05
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.      2,000,000     2,175,000
Columbia             Rfdg. Series A-1, 6% 6/1/11 (MBIA
                     Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A-3, 5.30% 6/1/04
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A-3, 5.40% 6/1/05
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.      3,350,000     3,496,563
Columbia             Rfdg. Series B-1, 5.40% 6/1/06
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series B-3, 5.30% 6/1/05
                     (MBIA Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series C, 5.25% 12/1/03
                     (FGIC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series D, 6% 6/1/05 (AMBAC
                     Insured)

District of          District of Columbia Hosp. Rev.       9,105,000     9,969,975
Columbia             (Hosp. for Sick Children) Series
                     A, 8.875% 1/1/21

District of          District of Columbia Redev. Land      1,000,000     1,018,750
Columbia             Agcy. Washington D.C. Sports Arena
                     Spl. Tax Rev.5.40% 11/1/00

District of          District of Columbia Redev. Land      5,955,000     6,051,769
Columbia             Agcy. Washington D.C. Sports Arena
                     Spl. Tax Rev.5.625% 11/1/10

District of          District of Columbia Rev. Rfdg.
Columbia             (Georgetown Univ.) Series A, 5.95%
                     4/1/14 (MBIAInsured)

District of          District of Columbia Rev. Rfdg.       8,335,000     8,595,469
Columbia             (Georgetown Univ.) Series A, 6%
                     4/1/18 (MBIA Insured)

District of          Metropolitan Washington Arpt.         3,000,000     3,277,500
Columbia             Auth. Gen. Arpt. Rev. Series A,
                     7.25% 10/1/10 (FGIC Insured) (AMT)

District of          Washington D.C. Metropolitan Area
Columbia             Trans. Auth. Gross Rev. Rfdg.
                     5.25% 7/1/14 (FGICInsured)

Florida              Broward County Resource Recovery      12,655,000    13,762,313
                     Rev. (SES Broward Co. LP South
                     Proj.) 7.95% 12/1/08

Florida              Dade County Aviation Rev. (Miami      3,750,000     3,984,375
                     Int'l Arpt.) Series B, 6% 10/1/24
                     (MBIA Insured)

Florida              Dade County Seaport Rev. Rfdg.
                     Series 95, 6.20% 10/1/10 (MBIA
                     Insured)

Florida              Florida Board of Ed. Cap. Outlay      5,605,000     5,282,713
                     Rfdg. (Pub. Ed.) Series D, 4.75%
                     6/1/17

Florida              Florida Division Fin. Dept. Gen.      4,750,000     5,135,938
                     Svcs. Rev. (Dept. of Natural
                     Resources-Preservation2000) Series
                     A, 6.25% 7/1/10 (MBIA Insured)

Florida              Florida Muni. Pwr. Agcy. Rev.         3,000,000     2,737,500
                     Rfdg. (Stanton II Proj.) 4.50%
                     10/1/16 (AMBAC Insured)

Florida              Florida Muni. Pwr. Agcy. Rev.         6,000,000     5,280,000
                     Rfdg. (Stanton II Proj.) 4.50%
                     10/1/27 (AMBAC Insured)

Florida              Jacksonville Elec. Auth. Rev. 6%      4,145,000     4,305,619
                     7/1/01 (Escrowed to Maturity)

Florida              Jacksonville Elec. Auth. Rev.         3,000,000     3,435,000
                     Series 73, 6.80% 7/1/12 (Escrowed
                     to Maturity)

Florida              Jacksonville Health Facs. Auth.       2,000,000     2,200,000
                     Ind. Dev. Rev. Rfdg. (Cypress
                     Village Proj.) (Nat'l.Benevolent
                     Assoc.) 7% 12/1/22

Florida              Jacksonville Port Auth. Rev. Rfdg.    1,000,000     1,077,500
                     (Port Facs.) 5.75% 11/1/09 (MBIA
                     Insured) (AMT)

Florida              Lakeland Elec. & Wtr. Rev. Rfdg.      5,000,000     5,668,750
                     (Jr. Sub-Lien) 6.50% 10/1/05 (FGIC
                     Insured)

Florida              Orange County Tourist Dev. Tax        5,000,000     5,525,000
                     Rev. Rfdg. Series A, 6.50% 10/1/10
                     (AMBAC Insured)

Florida              Orlando Util. Commission Wtr. &       5,465,000     5,362,531
                     Elec. Rev. Series B, 5.25% 10/1/23

Florida              Pasco County Solid Waste Disp. &      5,000,000     5,362,500
                     Resource Recovery Sys. Rev. 6%
                     4/1/08 (AMBAC Insured) (AMT)

Florida              Pasco County Solid Waste Disp. &      5,090,000     5,452,663
                     Resource Recovery Sys. Rev. 6%
                     4/1/09 (AMBAC Insured) (AMT)

Florida              Tampa Cap. Impt. Prog. Rev. Series    10,000,000    10,299,500
                     A, 8.25% 10/1/18

Georgia              Atlanta Downtown Dev. Auth. Rev.      2,500,000     2,668,750
                     Rfdg. (Underground Atlanta Proj.)
                     6.25% 10/1/12

Georgia              Atlanta Downtown Dev. Auth. Rev.      3,000,000     3,187,500
                     Rfdg. (Underground Atlanta Proj.)
                     6.25% 10/1/16

Georgia              Cobb County School Dist 6% 2/1/02

Georgia              Fulton County School Dist. Rfdg.      2,000,000     2,305,000
                     6.375% 5/1/14

Georgia              Georgia Gen. Oblig. Impt. Series      3,000,000     3,495,000
                     B, 7.20% 3/1/05

Georgia              Georgia Gen. Oblig. Rfdg. Series
                     E, 6% 7/1/04

Georgia              Georgia Gen. Oblig. Series B,         2,000,000     2,205,000
                     6.10% 3/1/05

Georgia              Georgia Gen. Oblig. Series B,         5,500,000     6,022,500
                     6.25% 4/1/03

Georgia              Georgia Muni. Elec. Pwr. Auth.
                     Pwr. Rev. Rfdg. Series Z, 5.50%
                     1/1/12

Georgia              Georgia Residential Fin. Auth.        13,615,000    1,900,109
                     Home Ownership Mtg. (Cap.
                     Appreciation) Series 1984 B,0%
                     12/1/15

Hawaii               Hawaii Arpts. Sys. Rev. 2nd           1,500,000     1,636,875
                     Series, 7.50% 7/1/20 (FGIC
                     Insured)*

Hawaii               Hawaii Gen. Oblig. Series CM, 5%      4,860,000     4,969,350
                     12/1/00 (FGIC Insured)

Hawaii               Hawaii Gen. Oblig. Series CM,         2,625,000     2,762,813
                     5.50% 12/1/02 (FGIC Insured)

Hawaii               Hawaii Hsg. Fin. & Dev. Corp.         3,500,000     3,535,000
                     Single Family Mtg. Rev. Series A,
                     4.90% 7/1/28 (AMT)

Hawaii               Honolulu Hawaii City and County       7,135,000     7,554,181
                     Rfdg. Series C, 5.50% 11/01/04
                     (FGIC Insured)

Idaho                Boise Urban Renewal Parking Agcy.     2,600,000     2,685,124
                     Rev. (Tax Increment) Series A, B,
                     C, 8.125% 9/1/15

Idaho                Idaho Falls Elec. Rfdg. 0% 4/1/07,    2,500,000     1,621,875
                     (FGIC Insured)

Idaho                Idaho Falls Rfdg. Elec. 0% 4/1/06     2,000,000     1,365,000
                     (FGIC Insured)

Idaho                Idaho Falls Rfdg. Elec. 0% 4/1/13     1,500,000     690,000
                     (FGIC Insured)

Idaho                Idaho Housing Agcy. Single Family     1,785,000     1,892,100
                     Mtg. Series 1991 B, 7.50% 7/1/24

Illinois             Chicago Board of Ed. (Chicago         4,750,000     5,367,500
                     School Reform) 6.25% 12/1/09 (MBIA
                     Insured)

Illinois             Chicago Board of Ed. (Chicago         1,000,000     1,121,250
                     School Reform) 6.25% 12/1/11 (MBIA
                     Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series
                     A-2, 5.25% 1/1/01 (AMBAC Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series
                     A-2, 6.25% 1/1/15 (AMBAC Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series      2,200,000     2,191,750
                     B, 5% 1/1/11 (AMBAC Insured)

Illinois             Chicago Ill FGIC Rfdg. Series B,      2,250,000     2,235,938
                     5.125% 1/1/15 (AMBAC Insured)

Illinois             Chicago Midway Arpt. Rev. Series      2,910,000     2,884,538
                     B, 5.25% 1/1/13 (MBIA Insured)
                     (AMT)

Illinois             Chicago Midway Arpt. Rev. Series      3,060,000     3,021,750
                     B, 5.25% 1/1/14 (MBIA Insured)
                     (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6% 1/1/05 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series      2,170,000     2,343,600
                     B, 6% 1/1/08 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series      2,435,000     2,593,275
                     B, 6% 1/1/10 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series      2,580,000     2,760,600
                     B, 6.125% 1/1/11 (MBIA Insured)
                     (AMT)

Illinois             Chicago Motor Fuel Tax Rev. Rfdg.     4,000,000     4,090,000
                     Series A, 5.375% 1/1/14 (AMBAC
                     Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     (Passenger Facs. Charge) Series A,
                     5.60% 1/1/10 (AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      10,000,000    10,075,000
                     Rfdg. (Gen. Arpt. 2nd Lien) Series
                     A, 5.50% 1/1/16(AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.25% 1/1/08 (MBIA
                     Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.25% 1/1/09
                     (AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.375% 1/1/12
                     (MBIA Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      8,200,000     8,917,500
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.375% 1/1/15
                     (MBIA Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.
                     Facs. Rev. (American Airlines,
                     Inc. Proj.) Series A, 7.875%
                     11/1/25 (AMT)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.      1,970,000     2,056,188
                     Facs. Rev. (United Airlines, Inc.)
                     8.25% 5/1/99 (AMT)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.      4,500,000     4,803,750
                     facs. Rev. Rfdg. (Int'l. Term.)
                     Series A, 7.50%1/1/17 (AMT)

Illinois             Chicago Park Dist. Rfdg. 6.25%        3,000,000     3,352,500
                     1/1/09 (FGIC Insured)

Illinois             Chicago Residential Mtg. Rev.         4,760,000     2,100,350
                     Rfdg. (Cap. Appreciation) Series
                     B, 0% 10/1/09 (MBIAInsured)

Illinois             Chicago Wtr. Rev. 0% 11/1/01 (FGIC    1,960,000     1,653,750
                     Insured)

Illinois             Cooke & Will Counties Township
                     High School Dist. #206 (Cap.
                     Appreciation) Series A,0% 12/1/03
                     (AMBAC Insured) (Escrowed to
                     Maturity)

Illinois             DeKalb Single Family Mtg. Rev.        1,485,000     1,637,213
                     7.45% 12/1/09, (GNMA Coll.)*

Illinois             Illinois Dev. Fin. Auth. Poll.
                     Cont. Rev. Rfdg. (Commerce Edison
                     Co. Proj.) Series D,6.75% 3/1/15
                     (AMBAC Insured)

Illinois             Illinois Health Facs. Auth. Rev.
                     (GlenOaks Med. Ctr.) Series D,
                     9.50% 11/15/15 (Escrowed to
                     Maturity)

Illinois             Illinois Health Facs. Auth. Rev.      900,000       927,000
                     (Mem. Hosp.) 6.875% 5/1/00

Illinois             Illinois Health Facs. Auth. Rev.      4,000,000     4,270,000
                     (Mem. Hosp.) 7.125% 5/1/10

Illinois             Illinois Health Facs. Auth. Rev.      3,000,000     3,180,000
                     Rfdg. (Lutheran Gen. Health Care
                     Sys.) Series C, 6%4/1/18

Illinois             Illinois Health Facs. Auth. Rev.      1,500,000     1,756,875
                     Rfdg. (Lutheran Gen. Health Care
                     Sys.) Series C, 7%4/1/14

Illinois             Illinois Health Facs. Auth. Rev.      5,000,000     5,231,250
                     Rfdg. (OSF Healthcare Sys.) 6%
                     11/15/13

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (Swedish American Hosp.)
                     5.375% 11/15/13 (AMBAC Insured)

Illinois             Illinois Reg'l. Trans. Auth.
                     Series C, 7.75% 6/1/13 (FGIC
                     Insured)

Illinois             Illinois Toll Hwy. Auth. Toll Hwy.
                     Rev. Rfdg. Series A, 6% 1/1/09
                     (FGIC Insured)

Illinois             Lake County Forest Preserve Dist.     10,440,000    6,511,950
                     Unltd. Tax (Cap. Appreciation) 0%
                     12/1/07

Illinois             Lake County Forest Preserve Dist.     12,505,000    7,346,688
                     Unltd. Tax (Cap. Appreciation) 0%
                     12/1/08

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place Expansion Proj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/08 (MBIA Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/08 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition        12,175,000    6,863,656
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/09 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition        7,250,000     3,842,500
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/10 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition        95,000        105,450
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     Series A, 6.50% 6/15/07 (FGIC
                     Insured)

Illinois             Metropolitan Pier & Exposition        11,570,000    9,863,425
                     Auth. Dedicated Tax Rev.
                     (McCormick Plain Expansion Proj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/12 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition        250,000       203,750
                     Auth. Dedicated Tax Rev.
                     (McCormick Plane ExpansionProj.)
                     (Cap. Appreciatiion) Series A, 0%
                     6/15/12 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition        2,700,000     2,416,500
                     Auth. Dedicated Tax Rev. 0%
                     6/15/00 (AMBAC Insured)

Illinois             Metropolitan Pier & Exposition        7,450,000     7,617,625
                     Auth. Dedicated Tax Rev. Refdg.
                     (McCormick PlaceExpansion Proj.)
                     Series A, 5.25% 12/15/10

Illinois             Northern Univ. Rev. Auxiliary         1,000,000     1,057,500
                     Facs. Sys. Rfdg. 6% 4/1/02 (FGIC
                     Insured)

Indiana              Indiana Bond Bank Rev. (State
                     Revolving Fund Prog.) Series A, 7%
                     2/1/05

Indiana              Indiana Health Facs. Fing. Auth.      500,000       591,250
                     Hosp. Rev. Rfdg. (Columbus Reg'l.
                     Hosp.) 7% 8/15/15(FSA Insured)

Indiana              Indiana Health Facs. Fing. Auth.
                     Hosp. Rev.Rfdg. (Clarian Health
                     Partners, Inc.) Series A, 5.50%
                     2/15/16

Indiana              Indiana Muni. Pwr. Agcy. Pwr.
                     Suppply Sys. Rev. Rfdg. Series B,
                     5.50% 1/1/16 (MBIAInsured)

Indiana              Indianapolis Arpt. Auth. Rev.
                     Rfdg. Series A, 5.60% 7/1/15 (FGIC
                     Insured)

Indiana              Indianapolis Econ. Dev. Rev. Rfdg.    3,000,000     3,352,500
                     & Impt. (Nat'l. Benevolent Assoc.)
                     7.625% 10/1/22

Indiana              Indianapolis Resource Recovery        1,000,000     1,145,000
                     Rev. Rfdg. (Ogden Martin Sys. Inc.
                     Proj.) 6.75% 12/1/06(AMBAC
                     Insured)

Indiana              Jasper County Poll. Cont. Rev.
                     Rfdg. (Northern Indiana Pub. Svc.)
                     7.10% 7/1/17 (MBIAInsured)

Kansas               Butler County Solid Wste Disposal
                     Facs Series 1994, 3.45% 8/1/24

Kansas               Johnson County Unified School Dist    1,225,000     1,482,250
                     #512 (Shawnee Mission) 8% 10/1/04

Kansas               Johnson County Unified School         1,015,000     1,204,044
                     Dist. #512 (Shawnee Mission) 8%
                     10/1/03

Kansas               Johnson County Unified School         1,250,000     1,535,938
                     Dist. #512 (Shawnee Mission) 8%
                     10/1/05

Kansas               Kansas City Util. Sys. Rev. (Cap.     2,865,000     1,511,288
                     Appreciation) 0% 9/1/10 (AMBAC
                     Insured)

Kansas               Kansas City Util. Sys. Rev. (Cap.     3,825,000     2,022,469
                     Appreciation) 0% 9/1/10 (AMBAC
                     Insured) (Escrowed to Maturity)

Kansas               Kansas Dept. Trans. Hwy. Rev.         4,750,000     5,551,563
                     7.25% 3/1/05

Kansas               Kansas Tpk. Auth. Tpk. Rev. Rfdg.
                     (Toll Roads, Bridges & Mass
                     Transit Proj.) 5.25% 9/1/01 (AMBAC
                     Insured)

Kansas               Kansas Tpk. Auth. Tpk. Rev. Rfdg.
                     (Toll Roads, Bridges & Mass
                     Transit Proj.) 5.25% 9/102 (AMBAC
                     Insured)

Kansas               Reno County Mtg. Rev. Rfdg.           575,000       622,438
                     (Single Family) Series B, 8.70%
                     9/1/11

Kansas               Wichita Hosp. Rev. Series III-A,
                     6.465% 10/20/17 (MBIA Insured)

Kentucky             Jefferson County Cap. Projs. Corp.    5,250,000     2,546,250
                     Rev. (Muni. Multiple Rfdg. Lease)
                     Series A, 0%8/15/11

Kentucky             Jefferson County Hosp. Rev.
                     (Alliant Health Sys. Proj.) 6.367%
                     10/9/08 (FGIC Insured)

Kentucky             Kenton County Arpt. Board Arpt.
                     Rev. Rfdg. (Spl. Facs. Delta
                     Airlines, Inc. Proj.) Series A,
                     7.50% 2/1/20 (AMT)

Kentucky             Kenton County Arpt. Board Arpt.
                     Rev. Rfdg. (Cincinnati/Northern
                     Kentucky Int'l. Arpt.)Series A,
                     5.65% 3/1/04 (MBIA Insured) (AMT)

Kentucky             Kentucky Tpk. Auth. Econ. Dev.
                     Road Rev. Rfdg. (Revitalization
                     Proj.) 5.50% 7/1/09(AMBAC Insured)

Kentucky             Kentucky Tpk. Auth. Econ. Dev.        7,760,000     6,489,300
                     Road Rev. Rfdg. (Revitalization)
                     (Cap. Appreciation) 0% 1/1/02
                     (FGIC Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.       600,000       369,000
                     Rfdg. Series B, 0% 1/1/08, (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.       10,000,000    6,500,000
                     Series B, 0% 1/1/07 (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Series B, 0% 1/1/09 (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.       4,000,000     2,180,000
                     Series B, 0% 1/1/10 (AMBAC
                     Insured)

Louisiana            Louisiana Gen. Oblig. Rfdg. Series
                     A 6.0% 8/1/02 (FGIC Insured)

Louisiana            Louisiana Gen. Oblig. Series A,       4,000,000     4,460,000
                     6.75% 5/15/03 (MBIA Insured)

Louisiana            Louisiana Gen. Oblig. Series A,       5,865,000     6,612,788
                     6.75% 5/15/04, (MBIA Insured)

Louisiana            Louisianna Offshore Term Auth.        1,095,000     1,196,288
                     Series B, 7.60% 9/1/10

Louisiana            Lousianna Offshore Term Auth.         1,205,000     1,328,513
                     Series E, 7.60% 9/1/10
                     (Pre-Refunded 9/1/00 @ 102)

Louisiana            Monroe-West Monroe Pub. Trust         9,000,000     3,566,250
                     Fing. Auth. Mtg. Rev. Rfdg. (Cap.
                     Appreciation) Series C, 0% 8/20/14

Louisiana            New Orleans Gen. Oblig. Rfdg.
                     (Cap. Appreciation) 0% 9/1/09
                     (AMBAC Insured)

Louisiana            New Orleans Pub. Impt. Unltd. Tax
                     7% 9/1/19 (FGIC Insured)
                     (Pre-Refunded to 9/1/02 @100)

Louisiana            St. John Baptist Parish Sales Tax     2,700,000     2,926,125
                     Dist. Rfdg. Series 1989-ST, 7.80%
                     12/1/14

Maryland             Baltimore Consolidated Pub. Impt.
                     Rfdg. Series A, 7.25% 10/15/04
                     (FGIC Insured)

Maryland             Baltimore Consolidated Pub. Impt.     3,100,000     3,665,750
                     Series A, 7.25% 10/15/05 (FGIC
                     Insured)

Maryland             Howard County Mtg. Rev.               250,000       269,688
                     (Heartlands Elderly Apts. Proj.)
                     8.875% 12/1/10 (MBIA Insured) (FHA
                     Guaranteed)

Maryland             Maryland Commmty. Dev. Admin.         2,500,000     2,543,750
                     Dept. of Hsg. & Commty. Dev.
                     (Single Family Housing) Series B,
                     5.05% 9/1/19

Maryland             Maryland Health & Higher Edl.         3,000,000     2,951,250
                     Facs. Auth. REv. Refdg. (John
                     Hopkins Univ.) 5.25% 7/1/17

Maryland             Maryland Health & Higher Edl.
                     Facs. Auth. Rev. Rfdg. (Johns
                     Hopkins Univ.) 5.125% 7/1/20

Maryland             Maryland Health & Higher Edl.         3,000,000     2,970,000
                     Facs. Auth. Rev. Rfdg. (Johns
                     Hopkins Univ.) 5.25% 7/1/19

Maryland             Montgomery County Gen. Oblig.
                     Rfdg. (Consolidated Pub. Impt.)
                     Series A, 5.60% 7/1/04

Maryland             Prince George's County Solid Waste    1,500,000     1,515,000
                     Mgmt. Sys. Rev. Rfdg. 5.25%
                     6/15/13 (FSA Insured)

Massachusetts        Boston Gen. Oblig. Series A,
                     4.875% 9/1/09 (FSA Insured)

Massachusetts        Boston Gen. Oblig. Series A,
                     4.875% 9/1/11 (FSA Insured)

Massachusetts        Boston Metropolitan Dist. Gen.
                     Oblig. Rfdg. 8% 12/1/03 (MBIA
                     Insured)

Massachusetts        Boston Rev. (Boston City Hosp.)       7,000,000     7,743,750
                     Series A, 7.625% 2/15/21 (FHA
                     Guaranteed) (Pre-Refunded to
                     8/15/00 @ 102)

Massachusetts        Boston Rev. Rfdg. (Boston City        1,500,000     1,640,625
                     Hosp.) 7.15% 8/15/01 (FHA
                     Guaranteed) (Pre-Refunded
                     to8/15/00 @ 102)

Massachusetts        Haverhill Gen. Oblig. Rfdg. Series
                     A, 6.70% 9/1/10 (AMBAC Insured)

Massachusetts        Holyoke Gen. Oblig. Ltd. Tax 8.15%
                     6/15/06 (MBIA Insured)
                     (Pre-Refunded to 6/15/02 &103)

Massachusetts        Massachusetts Bay Trans. Auth.        5,000,000     5,231,250
                     Rfdg. (Gen. Trans. Sys.) Series A,
                     5.50% 3/1/12

Massachusetts        Massachusetts Bay Trans. Auth.
                     Rfdg. (Gen. Trans. Sys.) Series B,
                     6.20% 3/1/16

Massachusetts        Massachusetts Ed. Loan Auth. Ed.      4,115,000     4,403,050
                     Loan Rev. Rfdg. Issue E Series B,
                     6.05% 7/1/08 (AMBACInsured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.      1,650,000     1,753,125
                     Loan Rev. Rfdg. Issue E Series B,
                     6.15% 7/1/10 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.      1,000,000     1,062,500
                     Loan Rev. Rfdg. Issue E Series B,
                     6.25% 7/1/11 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.      1,000,000     1,058,750
                     Loan Rev. Rfdg. Issue E Series B,
                     6.30% 7/1/12 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Edl. Loan Auth.         3,680,000     3,951,400
                     (Edl. Loan Rev) Issue E, Series B
                     5.85% 7/1/06 (AMBAC Insured)

Massachusetts        Massachusetts Edl. Loan Auth.         3,090,000     3,298,575
                     (Edl. Loan Rev.) Issue E, Series
                     B, 5.75% 7/1/05 (AMBACInsured)

Massachusetts        Massachusetts Educational Laoan       3,980,000     4,273,525
                     Auth. (Edl.Loan Rev.) Issue E
                     Series B, 5.95% 7/1/07 (AMBAC
                     Insured)

Massachusetts        Massachusetts Gen. Oblig.             4,000,000     3,965,000
                     Consolidated Loan Series A, 5%
                     1/1/12

Massachusetts        Massachusetts Gen. Oblig.             1,400,000     1,480,500
                     Consolidated LoanSeries A, 6%
                     6/1/11 (Pre-Refunded to
                     6/1/01@100)

Massachusetts        Massachusetts Gen. Oblig.             12,000,000    12,225,000
                     Consolidated LoanSeries C, 5.375%
                     9/1/14 (MBIA Insured)

Massachusetts        Massachusetts Gen. Oblig. Rfdg.       11,095,000    11,427,850
                     Series A, 5.50% 2/1/11 (MBIA
                     Insured)

Massachusetts        Massachusetts Gen. Oblig. Rfdg.       9,800,000     10,706,500
                     Series A, 6.25% 7/1/03

Massachusetts        Massachusetts Gen. Oblig. Rfdg.       6,000,000     6,600,000
                     Series A, 6.25% 7/1/04

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (1st. Mtg.) (Fairview
                     Extended Care)Series A, 10.25%
                     1/1/21 (Pre-Refunded to 1/1/01 @
                     103)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (Bentley College)
                     Series H, 6.90% 7/1/21(MBIA
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.     2,000,000     1,997,500
                     Auth. Rev. (New England Med. Ctr.
                     Hosp.) Series G,5.375% 7/1/24
                     (MBIA Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (Northeastern Univ.)
                     Series B, 7.60%10/1/10 (AMBAC
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.     3,000,000     2,966,250
                     Auth. Rev. Rfdg. (Baystate Med.
                     Ctr.) Series D, 5%7/1/12 (FGIC
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Fairview
                     Extended Care) Series B,4.55%
                     7/14/02 (MBIA Insured) LOC
                     BankBoston N.A.

Massachusetts        Massachusetts Health & Edl. Facs.     1,100,000     1,236,125
                     Auth. Rev. Rfdg. (Harvard Univ.)
                     Series P, 6.50%11/1/03

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Massachusetts
                     Gen. Hosp.) Series F , 6.25%
                     7/1/12 (AMBAC Insured)

Massachusetts        Massachusetts Hsg. Fin. Agcy. Hsg.
                     Rev. Rfdg. (Rental) Series A,
                     6.60% 7/1/14(AMBAC Insured) (AMT)

Massachusetts        Massachusetts Hsg. Fin. Agcy. Hsg.    2,000,000     2,150,000
                     Rev. Rfdg. (Rental) Series A,
                     6.65% 7/1/19 (AMBACInsured) (AMT)

Massachusetts        Massachusetts Ind. Fin. Agcy. Ind.
                     Rev. (Union Mission Proj.) 9.55%
                     9/1/26(FHA Guaranteed)

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    5,000,000     3,662,500
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/04

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    26,800,000    17,587,500
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/06

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    15,800,000    8,650,500
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/09

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    11,000,000    5,651,250
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/10

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    23,300,000    17,941,000
                     (Cap. Appreciation) (Massachusetts
                     BiomedicalResearch) Series A-2, 0%
                     8/1/03

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    225,000       234,281
                     (Massachusetts Biomedical
                     Research) Series A-1,7.10% 8/1/99

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    6,600,000     7,053,750
                     Rfdg. (Atlanticare Med. Ctr.)
                     Series A, 10.125%11/1/14

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     Rfdg. (Emerson College) Series A,
                     8.90% 1/1/18

Massachusetts        Massachusetts Muni. Wholesale         3,000,000     3,011,250
                     Elec. Co. Pwr. Supply Sys. Rev.
                     Rfdg. 5% 7/1/10 (AMBACInsured)

Massachusetts        Massachusetts Muni. Wholesale
                     Elec. Co. Pwr. Supply Sys. Rev.
                     Series D, 6% 7/1/06

Massachusetts        Massachusetts Tpk. Auth.              7,000,000     6,685,000
                     Metropolitan Hwy. Sys. Rev. Series
                     A, 5% 1/1/27 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth.              2,500,000     2,453,125
                     Metropolitan Hwy. Sys. Rev. Series
                     A, 5.125% 1/1/23 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth.              9,500,000     9,500,000
                     Metropolitan Hwy. Sys. Rev. Series
                     B, 5.25% 1/1/17 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth. Western      9,150,000     9,317,171
                     Tpk. Rev. Series A, 5.55% 01/1/17
                     (MBIA Insured)

Massachusetts        New England Ed. Loan Marketing        18,500,000    19,309,375
                     Corp. Rev. Rfdg. (Student Loan)
                     Series A, 5.70% 7/1/05(AMT)

Massachusetts        New England Ed. Loan Marketing        2,500,000     2,562,500
                     Corp. Rev. Rfdg. (Student Loan)
                     Series B, 5.40% 6/1/00

Massachusetts        New England Ed. Loan Marketing        2,500,000     2,540,625
                     Corp. Rev. Rfdg. (Student Loan)
                     Series G, 5% 8/1/00

Massachusetts        New England Ed. Loan Marketing        2,000,000     2,052,500
                     Corp. Rev. Rfdg. (Student Loan)
                     Series G, 5.20% 8/1/02

Massachusetts        Palmer Gen. Oblig. Rfdg. 5.50%
                     10/1/10 (MBIA Insured)

Michigan             Detroit Convention Facs. Rev.         3,000,000     3,011,250
                     Rfdg. (Cobo Hall Expansion Proj.)
                     5.25% 9/30/12

Michigan             Detroit Hosp. Fin. Auth. Hosp.        36,710,000    6,607,800
                     Facs. Rev. Rfdg. (Michigan Health
                     Care Corp. Proj.) 0%12/1/20

Michigan             Flint Hosp. Bldg. Auth. Rev.
                     (Hurley Med. Ctr.) 7.80% 7/1/14

Michigan             Flint Michigan Hosp. Bldg. Auth.
                     Rev. Rfdg. (Hurley Med. Ctr.)
                     Series A, 6% 7/1/06

Michigan             Highland Park Hosp. Fin. Auth.
                     Hosp. Facs. Rev. (Lakeside Commty.
                     Hosp. Proj.) 0% 3/1/20

Michigan             Highland Park Hosp. Fin. Auth.
                     Hosp. Facs. Rev. 9.875% 12/1/19

Michigan             Jackson County Hosp. Fin. Auth.
                     Hosp. Rev. Rfdg. (W.A. Foote Mem.
                     Hosp.) Series A,4.75% 6/1/15 (FGIC
                     Insured)

Michigan             Michigan Bldg. Auth. Rev. Series
                     II, 6.25% 10/1/20 (MBIA Insured)

Michigan             Michigan Hosp. Fin. Auth. Rev.        1,000,000     1,115,000
                     Rfdg. (Bay Med. Ctr.) Series A,
                     8.25% 7/1/12

Michigan             Michigan Hosp. Fin. Auth. Rev.
                     Rfdg. (Sisters of Mercy Health
                     Corp.) 5.375% 8/15/14(MBIA
                     Insured)

Michigan             Michigan Hsg. Dev. Auth. Single       470,000       492,325
                     Family Mtg. Rev. Series A, 7.50%
                     6/1/15

Michigan             Michigan Hsg. Dev. Auth. Single       1,475,000     1,535,844
                     Family Mtg. Rev. Series A, 7.70%
                     12/1/16

Michigan             Michigan Strategic Fund Ltd.
                     Oblig. Rev. (Mercy Svcs. for Aging
                     Proj.) 9.40% 5/15/20(Pre-Refunded
                     to 5/15/00 @ 102)

Michigan             Michigan Univ. Rev. Rfdg. (Univ.      7,750,000     8,021,250
                     Hosp. Proj.) Series A, 5.75%
                     12/1/12

Michigan             Royal Oak Hosp. Fin. Auth. Hosp.      3,695,000     3,791,994
                     Rev. Rfdg. (William Beaumont
                     Hosp.) 5.50% 1/1/14

Michigan             Royal Oak Hosp. Fin. Auth. Rev.
                     Rfdg. (William Beaumont Hosp.)
                     6.25% 1/1/09

Michigan             Tawas City Hosp. Fin. Auth. Hosp.
                     Rev. (St. Joseph Hosp. Proj.)
                     Series A, 8.50%3/15/12

Michigan             Western Townships Util. Auth. Swr.    2,000,000     2,112,820
                     Disp. Sys. Ltd. Tax 8.20% 1/1/18

Michigan             Western Townships Util. Auth. Swr.    2,810,000     2,026,713
                     Disp. Sys. Rfdg. (Cap.
                     Appreciation) 0% 1/1/05
                     (FSAInsured)

Minnesota            Centennial Independant School         2,610,000     2,554,538
                     Dist. #12 Rfdg. Series B, 4.875%
                     2/1/12 (FGIC Insured)

Minnesota            Maplewood Health Care Facs. Rev.      1,000,000     1,036,250
                     (Healtheast Proj.) 5.80% 11/15/03

Minnesota            Minneapolis & St. Paul Hsg. &         7,000,000     6,571,250
                     Redev. Auth. Health Care Sys. Rev.
                     Rfdg. (HealthspanHealth Sys.
                     Corp.) Series A, 4.75% 11/15/18
                     (AMBAC Insured)

Minnesota            Minneapolis Gen. Oblig. (Cap.         1,175,000     904,750
                     Appreciation) Series B, 0% 12/1/03

Minnesota            Minnesota Hsg. Fin. Agcy. (Single     5,750,000     5,857,813
                     Family Mtg.) Series B, 5.80%
                     7/1/25 (AMT)

Minnesota            Minnesota Univ. Rfdg. 4.80%           10,000,000    10,200,000
                     8/15/03

Minnesota            Northern Muni. Pwr. Agcy. Elec.       1,700,000     1,790,202
                     Sys. Rev. Rfdg. Series A, 7.25%
                     1/1/16

Minnesota            Rochester Health Care Facs. Rev.      2,000,000     2,200,000
                     Rfdg. (Mayo Foundation/Mayo Med.
                     Ctr.) Series I,5.90% 11/15/09

Minnesota            Rochester Health Care Facs. Rev.      2,250,000     2,466,563
                     Rfdg. (Mayo Foundation/Myao Med.
                     Ctr.) Series I,5.90% 11/15/10

Minnesota            St. Cloud Hosp. Facs. Auth. Rev.
                     Rfdg. (St. Cloud Hosp. Proj.)
                     Series C, 5.25% 10/1/13(AMBAC
                     Insured)

Minnesota            St. Paul Hgs. & Redevelopment
                     Auth. Hosp. Rev. Series B, 9.75%
                     11/1/17

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Pwr. Supply Rev. Series B, 6%
                     1/1/04 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Rev. Rfdg. Series A, 6.25% 1/1/06
                     (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Wtr. Supply Rev. Rfdg. Series A,
                     5.50% 1/1/10 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.    3,525,000     3,674,813
                     Wtr. Supply Rev. Rfdg. Series A,
                     5.50% 1/1/11 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr.          1,750,000     1,826,563
                     Agncy. Pwr. Supply Rev. Rfdg.
                     Series A, 5.50% 1/1/12 (AMBAC
                     Insured)

Mississippi          Hinds County Ctfs. of Prtn. (Hinds    1,095,000     1,164,806
                     County Welfare Dept. Proj.) 7.75%
                     3/1/09(Pre-Refunded to 3/1/99 @
                     102)

Mississippi          Hinds County Rev. Rfdg.               4,000,000     4,220,000
                     (Mississipi Methodist Hosp. &
                     Rehabilitation) 5.60% 5/1/12(AMBAC
                     Insured)

Mississippi          Mississippi Home Corp. Single         275,000       296,313
                     Family Rev. Rfdg. Series 1990-A,
                     9.25% 3/1/12 (FGICInsured)

Missouri             Boone County Ind. Dev. Auth. Ind.
                     Rev. (1st. Mtg.) (Fairview
                     Extended Care) Series A, 10.125%
                     1/1/11 (Pre-Refunded to 1/1/01 @
                     103)

Montana              Montana Board of Investment           2,005,000     2,187,956
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment           1,255,000     1,369,519
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment           3,870,000     4,223,138
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment           6,200,000     7,068,000
                     Payroll Tax (Workers Compensation)
                     Series 1991, 6.875% 6/1/11(MBIA
                     Insured) (Escrowed to Maturity)

Montana              Montana Coal Severance Tax Rfdg.      2,000,000     2,102,500
                     (Broadwater Pwr. Proj.) Series A,
                     6.875% 12/1/11*

Nebraska             Douglas County Hosp. Auth. #1 Rev.    3,250,000     3,599,375
                     Rfdg. (Immanuel Med. Ctr., Inc.)
                     6.90% 9/1/11(AMBAC Insured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     (Elec. Sys.) Series A, 6% 1/1/06

Nebraska             Nebraska Pub. Pwr. Dist. Rev.         6,065,000     6,087,744
                     Rfdg. (Pwr. Supply Sys.) Series B,
                     5.25% 1/1/13 (MBIAInsured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.         5,880,000     5,902,050
                     Rfdg. (Pwr. Supply Sys.) Series C,
                     5% 1/1/10 (MBIA Insured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     Rfdg. (Pwr. Supply Sys.) Series C,
                     5% 1/1/17

Nebraska             Scotts Bluff County Hosp. Auth. #1    3,000,000     3,258,750
                     Hosp. Rev. Rfdg. (Reg'l. West Med.
                     Ctr. Proj.)6.45% 12/15/04

Nevada               Las Vegas Downtown Redev. Agcy.
                     Tax Increment Rev. (Sub. Lien
                     Fremont State Proj.)Series A,
                     6.10% 6/15/14

New Hampshire        New Hampshire Higher Edl. & Health
                     Facs. Auth. Rev. (1st. Mtg.
                     Riverwoods at Exeter)9% 3/1/23
                     (Pre-Refunded to 3/1/03 @ 103)

New Hampshire        New Hampshire Higher Edl. & Health
                     Facs. Auth. Rev. (Littleton Hosp.
                     Assoc., Inc.)Series A, 9.50%
                     5/1/20

New Hampshire        New Hampshire Tpk. Sys. Rev. Rfdg.    2,500,000     2,934,375
                     Series A, 7% 11/1/06 (FGIC
                     Insured)

New Jersey           Camden County Muni. Util. Auth.       1,060,000     1,171,300
                     Swr. Rev. Rfdg. 6% 7/15/06 (FGIC
                     Insured)

New Jersey           New Jersey Econ. Dev. Auth. Econ.
                     Dev. Rev. Rfdg. (Stolt Term.
                     Proj.) 10.50% 1/15/18

New Jersey           New Jersey Health Care Facs. Fing.
                     Auth. Rev. (Christ Hosp. Group
                     Issue) 7% 7/1/06(Connie Lee
                     Insured)

New Jersey           New Jersey Tpk. Auth. Tpk. Rev.
                     Rfdg. Series C, 6.50% 1/1/09
                     (AMBAC Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A,
                     5.50% 6/15/11(MBIA Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A, 6%
                     6/15/03(AMBAC Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.    7,800,000     8,521,500
                     Rfdg. (Trans. Sys.) Series A, 6%
                     6/15/04 (AMBACInsured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A,
                     6.50% 6/15/05 (AMBACInsured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series B,
                     5.25% 6/15/12

New Jersey           New Jersey Trans. Trust Fund Auth.    3,000,000     3,525,000
                     Rfdg. (Trans. Sys.) Series B,
                     6.50% 6/15/10 (MBIAInsured)

New Jersey           New Jersey Transit Corp. Series A,    1,345,000     1,400,481
                     5.40% 9/1/02 (FSA Insured)

New Jersey           New Jersey Wastewtr. Treatment        3,475,000     3,831,188
                     Trust Ref. Series C, 6.25% 5/15/04
                     (MBIA Insured)

New Jersey           Passaic County Util. Auth. Solid      3,580,000     3,119,075
                     Waste Disp. Rev. Rfdg. (Cap.
                     Appreciation) 0% 3/1/01 (MBIA
                     Insured)

New Jersey           Warren County Poll. Cont. Fing.
                     Auth. Resource Recovery Rev. 6.55%
                     12/1/06 (MBIAInsured)

New Mexico           Albuquerque Arpt. Rev. Rdfg. 6.75%    1,700,000     1,963,500
                     7/1/10 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.25%    1,100,000     1,190,750
                     7/1/03 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.50%
                     7/1/08 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.70%
                     7/1/18 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.75%
                     7/1/09 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.75%    1,935,000     2,242,181
                     7/1/12 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Series A,      2,375,000     2,588,750
                     6.60% 7/1/16 (AMBAC Insured)

New Mexico           Albuquerque Refuse Removal & Disp.
                     Rev. Rfdg. 5.25% 7/1/09 (AMBAC
                     Insured)

New Mexico           New Mexico Edl. Assistance            5,020,000     5,120,400
                     Foundation Student Loan Rev.
                     Series B, 5.25% 4/1/05
                     (AMBACInsured)

New Mexico           New Mexico Univ. Rev. Rfdg. Series    3,400,000     3,761,250
                     A, 6% 6/1/21

New Mexico           Rio Rancho Wtr. & Wastewtr. Sys.
                     Rev. Series A, 5.90% 5/15/15 (FSA
                     Insured)

New York             Metropolitan Trans. Auth. Commuter    5,000,000     5,137,500
                     Facs. Rev. Series A, 5.625% 7/1/27
                     (MBIA Insured)

New York             Metropolitan Trans. Auth. Commuter    2,890,000     3,074,238
                     Facs. Rev. Series A, 6% 7/1/21
                     (FGIC Insured)

New York             Metropolitan Trans. Auth. Facs.       2,000,000     2,150,000
                     Rev. SeriesA, 6% 7/1/16 (FGIC
                     Insured)

New York             Metropolitan Trans. Auth. Svc.        1,000,000     1,062,500
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/08

New York             Metropolitan Trans. Auth. Svc.        3,840,000     4,080,000
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/08

New York             Metropolitan Trans. Auth. Svc.        7,650,000     8,051,625
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/13

New York             Metropolitan Trans. Auth. Svc.
                     Contract Transit Rfdg. Series 5,
                     6.90% 7/1/05

New York             Metropolitan Trans. Auth. Svc.
                     Contract Transit Rfdg. Series 7,
                     5.40% 7/1/06

New York             Metropolitan Trans. Auth. Transit     3,430,000     3,580,063
                     Facs. Rev. Series A, 5.75% 7/1/21
                     (MBIA Insured)

New York             Metropolitan Trans. Auth.             3,500,000     3,911,250
                     Transport Facs. Rev. Rfdg. Series
                     K, 6.30% 7/1/06 (MBIAInsured)

New York             Metropolitan Trans. Auth.             5,000,000     5,612,500
                     Transport Facs. Rev. Rfdg. Series
                     K, 6.30% 7/1/07 (MBIAInsured)

New York             Metropolitan Trans. Auth.             5,000,000     5,362,500
                     Transport Facs. Rev. Series A,
                     6.10% 7/1/21 (FSA Insured)

New York             New York City Gen. Oblig. Rfdg.       5,000,000     5,375,000
                     Series A, 6.375% 8/1/05

New York             New York City Gen. Oblig. Rfdg.       2,000,000     2,235,000
                     Series A, 7% 8/1/03

New York             New York City Gen. Oblig. Rfdg.       2,000,000     2,100,000
                     Series B, 5.70% 8/15/02

New York             New York City Gen. Oblig. Rfdg.       3,000,000     3,217,500
                     Series C, 6.50% 8/1/07

New York             New York City Gen. Oblig. Rfdg.
                     Series D, 6.60% 2/1/03

New York             New York City Gen. Oblig. Rfdg.       10,285,000    10,657,831
                     Series E, 5.40% 2/15/03

New York             New York City Gen. Oblig. Rfdg.
                     Series E, 6.50% 2/15/04 (FGIC
                     Insured)

New York             New York City Gen. Oblig. Rfdg.       3,580,000     3,718,725
                     Series H, 5.40% 8/1/04

New York             New York City Gen. Oblig. Rfdg.       5,000,000     5,187,500
                     Series H, 5.50% 8/1/01

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 6% 8/1/07 (FGIC Insured)

New York             New York City Gen. Oblig. Rfdg.       4,940,000     5,384,600
                     Series H, 7.875% 8/1/00

New York             New York City Gen. Oblig. Series      4,900,000     4,911,564
                     A, 6% 8/1/18 (FSA Insured)
                     (Escrowed to Maturity)

New York             New York City Gen. Oblig. Series      2,000,000     2,222,500
                     B, 7.50% 2/1/02

New York             New York City Gen. Oblig. Series      5,000,000     5,587,500
                     B, 7.50% 2/1/03

New York             New York City Gen. Oblig. Series      1,500,000     1,670,625
                     B, 7.50% 2/1/04

New York             New York City Gen. Oblig. Series      4,120,000     4,459,900
                     C, 6.40% 8/1/03

New York             New York City Gen. Oblig. Series
                     D, 6.50% 2/15/05

New York             New York City Gen. Oblig. Series      995,000       1,054,700
                     F, 6.10% 2/15/02

New York             New York City Gen. Oblig. Series      1,495,000     1,597,781
                     F, 6.10% 2/15/02 (Escrowed to
                     Maturity)

New York             New York City Gen. Oblig. Series      2,000,000     2,150,000
                     F, 8.10% 11/15/99

New York             New York City Gen. Oblig. Series      3,000,000     3,090,000
                     G, 5.40% 2/1/01

New York             New York City Gen. Oblig. Series      12,595,000    13,098,800
                     G, 5.60% 2/1/02

New York             New York City Gen. Oblig. Series      245,000       263,069
                     H, 6.90% 2/1/01

New York             New York City Gen. Oblig. Series      1,640,000     1,771,200
                     H, 6.90% 2/1/01 (Escrowed to
                     Maturity)

New York             New York City Gen. Oblig. Series      3,000,000     3,206,250
                     J, 6% 2/15/04

New York             New York City Gen. Oblig. Series      11,900,000    11,969,377
                     L, 4.75% 8/1/98

New York             New York City Ind. Dev. Agcy. Spl.
                     Facs. Rev. (Term. One Group Assoc.
                     Proj.) 6% 1/1/08(AMT)

New York             New York City Ind. Dev. Auth.
                     (Japan Airlines Co. Ltd. Proj.)
                     Series 91 , 6% 11/1/15 (FSA
                     Insured) LOC Morgan Guaranty Trust
                     Co. (AMT)

New York             New York City Muni. Assistance        18,750,000    20,367,188
                     Corp. Rfdg. Series E, 6% 7/1/04

New York             New York City Muni. Assistance
                     Corp. Rfdg. Series H, 6% 7/1/05

New York             New York City Muni. Assistance        2,140,000     2,324,575
                     Corp. Rfdg. Series J, 6% 7/1/04

New York             New York City Muni. Wtr. Fin.         1,325,000     1,376,344
                     Auth. Wtr. & Swr. Sys. Rev. Series
                     B, 5.875% 6/15/26

New York             New York City Rfdg. Series B,         5,000         5,225
                     5.50% 8/15/01(Escrowed to
                     Maturity)

New York             New York City Trust Cultural          4,550,000     4,680,813
                     Resources Rev. (American Museum of
                     Nat'l. History)Series A, 5.65%
                     4/1/27 (MBIA Insured)

New York             New York Gen. Oblig. Series A,        250,000       279,063
                     7.75% 8/17/07

New York             New York Gen. Oblig. Series B,        395,000       409,813
                     5.5% 8/15/01

New York             New York State Dorm. Auth. Lease
                     Rev. Rfdg.(State Univ. Dorm.
                     Facs.) Series A, 6%7/1/03 (AMBAC
                     Insured)

New York             New York State Dorm. Auth. Rev.       2,465,000     2,622,144
                     (State Univ. Edl. Facs.) 5.75%
                     5/15/09

New York             New York State Dorm. Auth. Rev.       7,000,000     8,172,990
                     (Suffolk County Judicial Facs.)
                     Series A, 9.50% 4/15/14

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.25% 5/15/15 (AMBAC
                     Insured)

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/05

New York             New York State Dorm. Auth. Rev.       3,500,000     3,696,875
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/08

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/10

New York             New York State Dorm. Auth. Rev.       19,100,000    19,649,125
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/13

New York             New York State Dorm. Auth. Rev.       7,000,000     7,560,000
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.875% 5/15/11

New York             New York State Dorm. Auth. Rev.       3,000,000     3,322,500
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 6.50% 5/15/04

New York             New York State Dorm. Auth. Rev.       3,565,000     3,836,831
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A,5.875% 5/15/17

New York             New York State Dorm. Auth. Rev.       1,000,000     1,036,250
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.25% 5/15/05

New York             New York State Dorm. Auth. Rev.       8,000,000     8,110,000
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.25% 5/15/11

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.50% 5/15/08

New York             New York State Envir. Facs. Corp.     2,000,000     2,155,000
                     Poll. Cont. Rev. Rfdg. (State Wtr.
                     Revolving Fund)(New York City
                     Muni. Wtr.) Series A, 5.75%
                     6/15/12

New York             New York State Local Gov't.           2,000,000     1,202,500
                     Assistance Corp. (Cap.
                     Appreciation) Series A, 0% 4/1/08


New York             New York State Local Gov't.           5,000,000     3,006,250
                     Assistance Corp. (Cap.
                     Appreciation) Series B, 0% 4/1/08

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. (Cap.
                     Appreciation) Series C,0% 4/1/13

New York             New York State Local Gov't.           11,000,000    11,013,750
                     Assistance Corp. Rfdg. Series A,
                     5.375% 4/1/16

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series A,
                     5.50% 4/1/04 (AMBACInsured)

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series C,
                     5% 4/1/21

New York             New York State Local Gov't.           31,600,000    32,311,000
                     Assistance Corp. Rfdg. Series C,
                     5.50% 4/1/17

New York             New York State Local Gov't.           15,575,000    15,555,531
                     Assistance Corp. Rfdg. Series E,
                     5.25% 4/1/16

New York             New York State Local Gov't.           8,335,000     9,085,150
                     Assistance Corp. Rfdg. Series E,
                     6% 4/1/14

New York             New York State Local Gov't.           18,140,000    18,752,225
                     Assistance Corp. Series B, 6%
                     4/1/18

New York             New York State Local Gov't.           4,600,000     4,922,000
                     Assistance Corp. Series C, 6.50%
                     4/1/15

New York             New York State Med. Care Facs.
                     Fin. Agcy. Rev. (Mtg. Proj.)
                     Series E, 6.20% 2/15/15(FHA
                     Guaranteed)

New York             New York State Mtg. Agcy. Rev.
                     (Homeowner Mtg.) Series 48, 6.05%
                     4/1/17 (AMT)

New York             New York State Thruway Auth. Hwy.
                     & Bridge Trust Fund Series A,
                     5.80% 4/1/09

New York             New York State Thruway Auth. Hwy.     2,345,000     2,588,294
                     & Bridge Trust Fund Series A,
                     6.25% 4/1/04 (MBIAInsured)

New York             New York State Tollway Auth. Gen.     8,500,000     5,896,875
                     Rev. (Spl. Oblig.) (Cap.
                     Appreciation) Series A, 0%1/1/05

New York             New York State Urban Dev. Corp.
                     Rev. Rfdg. (Correctional Facs.)
                     Series A, 5.10% 1/1/09 (AMBAC
                     Insured)

New York             New York State Urban Dev. Corp.       2,300,000     2,423,625
                     Rev. Rfdg. (State Facs.) 5.75%
                     4/1/11

New York             Niagara County Ind. Dev. Agcy.
                     Ind. Dev. Rev. (Wintergarden Inn
                     Assoc. Proj.)0% 6/1/11

New York             Niagara Falls Pub. Impt. 7.50%        500,000       642,500
                     3/1/18 (MBIA Insured)

New York             Suffolk County Wtr. Auth.             3,000,000     3,078,750
                     Waterwks. Rev. Rfdg. (Sr, Lien)
                     5.10% 6/1/09 (MBIA Insured)

New York             Triborough Bridge & Tunnel Auth.      2,325,000     2,752,219
                     Rev. (Convention Ctr. Proj.)
                     Series E, 7.25% 1/1/10

New York             Triborough Bridge & Tunnel Auth.      3,155,000     2,906,544
                     Rev. (Gen. Purp.) Series A, 4.75%
                     1/1/19

New York             Triborough Bridge & Tunnel Auth.      10,100,000    10,554,500
                     Rev. Rfdg. (Gen. Purp.) Series Y,
                     5.50% 1/1/17

New York             Triborough Bridge & Tunnel Auth.      2,075,000     2,023,125
                     Rev. Series A, 5.125% 1/1/22

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 5.50% 1/1/04(MBIA Insured)

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 5.50% 1/1/05(MBIA Insured)

North Carolina       North Carolina Eastern Muni. Pwr.     20,000,000    22,875,000
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     B, 7% 1/1/08

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     B, 7.25% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 5.25% 1/1/04

North Carolina       North Carolina Eastern Muni. Pwr.     5,950,000     6,128,500
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 5.50% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.     5,000,000     5,693,750
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 7% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.     9,000,000     9,483,750
                     Agcy. Pwr. Sys. Rev. Series B, 6%
                     1/1/05

North Carolina       North Carolina Eastern Muni. Pwr.
                     Sys. Elec. & Gas Rev. Rfdg. Series
                     A, 6.10% 1/1/01

North Carolina       North Carolina Muni. Pwr. Agcy. #1    4,655,000     4,841,200
                     Catawba Elec. Rev. 5.25% 1/1/09
                     (MBIA Insured)

North Carolina       North Carolina Muni. Pwr. Agcy. #1
                     Catawba Elec. Rev. Rfdg. 6.25%
                     1/1/17(AMBAC Insured)

North Carolina       North Caroline Eastern Muni. Pwr.     2,000,000     2,120,000
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 6.25% 1/1/03

North Dakota         Mercer County Poll. Cont. Rev.        5,000,000     6,106,250
                     Rfdg. (Antelope Valley
                     Station/Basin Elec. Pwr. Cooper)
                     7.20% 6/30/13 (AMBAC Insured)

North Dakota         Mercer County Poll. Cont. Rev.        3,750,000     4,110,938
                     Rfdg. (Montana-Dakota Utils. Co.
                     Proj.) 6.65% 6/1/22(FGIC Insured)

Ohio                 Bedford Hosp. Impt. Rev. Rfdg.        935,000       1,024,994
                     (Bedford Commty. Hosp.) Series
                     1990, 8.50% 5/15/09(Pre-Refunded
                     to 5/15/00 @ 102)

Ohio                 Butler County Trans. Impt. Dist.
                     Series A, 5% 4/1/07 (FSA Insured)


Ohio                 Cleveland Arpt. Sys. Rev. Series
                     A, 5.50% 1/1/04 (FSA Insured)
                     (AMT)

Ohio                 Cleveland Pub. Pwr. Sys. Rev.
                     Rfdg. (First Mtg.) Series 1, 5%
                     11/15/24 (MBIA Insured)

Ohio                 Euclid City School Dist. (Cap.        1,265,000     1,019,906
                     Appreciation) 0% 12/1/02, (AMBAC
                     Insured)

Ohio                 Euclid City School Dist. (Cap.        1,265,000     972,469
                     Appreciation) 0% 12/1/03, (AMBAC
                     Insured)

Ohio                 Marion County Hosp. Impt. Rev.
                     Rfdg. (Commty. Hosp. Proj.) 5.60%
                     5/15/01

Ohio                 Ohio Bldg. Auth. State Facs.          4,000,000     4,180,000
                     (Adult Correctional) Series A,
                     5.95% 10/1/14 (MBIA Insured)

Ohio                 Ohio Bldg. Auth. Workers              8,500,000     8,000,625
                     Compensation (W. Green Bldg. A)
                     4.75% 4/1/14

Ohio                 Ohio Hsg. Fin. Agcy. Mtg.
                     Residential Rev. Series A-1, 5.30%
                     9/1/26 (GNMA Coll.) (AMT

Ohio                 Ohio Hsg. Fin. Agcy. Mtg. Rev.        1,570,000     1,813,350
                     (Oakleaf-Toledo Apts. Proj.)
                     10.25% 12/20/25, (GNMA Coll.)

Ohio                 Ohio Hsg. Fin. Agcy. Mtg. Rev.        7,000,000     7,122,500
                     4.95% 9/1/20 (AMT)

Ohio                 Ohio Tpk. Commission Tpk. Rev.        1,250,000     1,295,313
                     Series A, 5.60% 2/15/12 (MBIA
                     Insured)

Ohio                 Ohio Tpk. Commission Tpk. Rev.        2,750,000     2,866,875
                     Series A, 5.70% 2/15/13 (MBIA
                     Insured)

Ohio                 Ohio Tpk. Commission Tpk. Rev.        5,000,000     5,187,500
                     Series A, 5.70% 2/15/17 (MBIA
                     Insured)

Ohio                 Ohio Wtr. Dev. Auth. Poll. Cont.
                     Facs. Rev. (Wtr. Cont. Loan Fund)
                     State Match Series,6.50% 12/1/03
                     (MBIA Insured)

Ohio                 Ohio Wtr. Dev. Auth. Rev. Rfdg.       1,000,000     1,067,500
                     (Impt. Pure Wtr. 5.75% 6/1/06
                     (MBIA Insured)

Oklahoma             Oklahoma County Ind. Auth. Rev.
                     (Epworth Village Proj.) Series A,
                     10.25% 4/1/19(Pre-Refunded to to
                     4/1/99 @ 102)

Oklahoma             Tulsa Muni. Arpt. Trust Rev.
                     (American Airlines Corp. Proj.)
                     7.35% 12/1/11

Oregon               Oregon Health Hsg. Edl. & Cultural    1,750,000     1,885,625
                     Facs. Auth. Rev. Rfdg. (Lewis &
                     Clark College)Series A, 6% 10/1/13
                     (MBIA Insured)

Oregon               Oregon Health Hsg. Edl. & Cultural    1,000,000     1,068,750
                     Facs. Auth. Rev. Rfdg. (Lewis &
                     Clark College)Series A, 6.125%
                     10/1/24 (MBIA Insured)

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    385,000       437,456
                     (Pacific Northwest) Series A, 8%
                     7/15/06

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    430,000       488,588
                     (Pacific Northwest) Series A, 8%
                     7/15/07

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    480,000       545,400
                     (Pacific Northwest) Series A, 8%
                     7/15/08

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    540,000       613,575
                     (Pacific Northwest) Series A, 8%
                     7/15/09

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    605,000       687,431
                     (Pacific Northwest) Series A, 8%
                     7/15/10

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    385,000       437,456
                     (Pacific Northwest) Series A, 8%
                     7/15/11

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    155,000       158,891
                     (Pacific Northwest) Series A, 8%
                     7/15/98

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.    175,000       185,719
                     (Pacific Northwest) Series A, 8%
                     7/15/99

Oregon               Portland Series B, 7% 6/1/00          1,385,000     1,483,681

Oregon               Portland Series B, 7% 6/1/01          1,480,000     1,620,600

Oregon               Portland Swr. Sys. Rev. Rfdg.         2,000,000     2,032,500
                     Series A, 5.25% 3/1/10

Oregon               Portland Swr. Sys. Rev. Series A,     1,875,000     2,071,875
                     6.25% 6/1/15 (Pre-Refunded to
                     6/1/04 @ 101)

Pennsylvania         Allegheny County Hosp. Dev. Auth.     10,040,000    9,688,600
                     (Univ. of Pittsburg Med. Ctr.)
                     Series B, 5.125% 7/1/22 (MBIA
                     Insured)

Pennsylvania         Butler County Hosp. Auth. Hosp.       5,000,000     5,493,750
                     Rev. (North Hills Passavant Hosp.)
                     Series A, 6.80%6/1/06 (FSA
                     Insured) (Pre-Refunded to 6/1/01 @
                     102)

Pennsylvania         Cambria County Hosp. Dev. Auth.
                     Hosp. Rev. Rfdg. & Impt.
                     (Conemaugh Valley Hosp.)Series B,
                     6.375% 7/1/18 (Connie Lee Insured)

Pennsylvania         Cumberland County Muni. Auth. Rev.    4,600,000     4,950,750
                     Rfdg. (1st. Mtg.-Carlisle Hosp. &
                     Health) 6.80%11/15/23

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) 7%
                     6/1/00 (Escrowed toMaturity)

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) 8.25%
                     6/1/22 (Escrowed toMaturity)

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) 9.25%
                     6/1/22 (Pre-Refundedto 6/1/02 @
                     102)

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) Series
                     1992, 8.75% 6/1/10 (Pre-Refunded
                     to 6/1/02 @ 102)

Pennsylvania         Delaware County Ind. Dev. Auth.       9,050,000     9,570,375
                     Rev. Rfdg. (Resource Recovery
                     Fac.) Series A, 6.10%7/1/13

Pennsylvania         Montgomery County Higher Ed. &
                     Health Auth. Hosp. Rev. (United
                     Hosp., Inc.) Series A,8.375%
                     11/1/03 (Pre-Refunded to 11/1/99 @
                     102)

Pennsylvania         Montgomery County Higher Ed. &
                     Health Auth. Hosp. Rev. (United
                     Hosp., Inc.) Series B,7.50%
                     11/1/15 (Pre-Refunded to 11/1/99 @
                     100)

Pennsylvania         Northumberland County Auth.           11,830,000    5,190,413
                     Commonwealth Lease Rev.
                     (Correctional Facs.)
                     (Cap.Appreciation) 0% 10/15/13
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Rfdg. Series A, 6.60% 9/1/09
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Rfdg. Series A, 6.70% 9/1/14
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Rfdg. Series A, 6.75% 9/1/19

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Series A, 6.70% 9/1/16 (FGIC
                     Insured)(Escrowed to Maturity)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy. Rev.
                     Rfdg. (Single Family Mtg.) Series
                     54A, 5.375%10/1/28 (AMT)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy. Rfdg.
                     (Multi-Family Section 8) Series C,
                     8.10% 7/1/13(FHA Guaranteed)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy.          10,000,000    10,775,000
                     Single Family Mtg. Series 44C,
                     6.65% 10/1/21 (AMT)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy.
                     Single Family Mtg. Series 51,
                     5.65% 4/1/20 (AMT)

Pennsylvania         Philadelphia Gen. Oblig. 6.25%
                     5/15/11 (MBIA Insured)

Pennsylvania         Philadelphia Gen. Oblig. 6.25%
                     5/15/13 (MBIA Insured)

Pennsylvania         Philadelphia Hosp. & Higher Ed.
                     Facs. Auth. Hosp. Rev. Rfdg.
                     (Pennsylvania Hosp.)5.95% 7/1/03

Pennsylvania         Philadelphia Hosp. & Higher Ed.       4,405,000     4,531,644
                     Facs. Auth.Hosp. Rev. Rfdg.
                     (Pennsylvania Hosp.) 5.70% 7/1/01

Pennsylvania         Philadelphia Muni. Auth. Rev.         250,000       261,563
                     Rfdg. Lease Series D, 6% 7/15/03

Pennsylvania         Philadelphia Muni. Auth. Rev.         4,000,000     4,220,000
                     Rfdg. Series D, 6.125% 7/15/08

Pennsylvania         Philadelphia Wtr. & Swr. Rev.
                     (Cap. Appreciation) 14th Series,
                     0% 10/1/05 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.
                     6.25% 8/1/09 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.    2,000,000     2,257,500
                     6.75% 8/1/04 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.    1,500,000     1,706,250
                     6.75% 8/1/05 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.    3,000,000     2,966,250
                     Rfdg. 5% 6/15/12 (FGIC Insured)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.
                     & Swr. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A, 0% 9/1/06
                     (FGIC Insured) (Escrowed to
                     Maturity)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.     3,900,000     2,851,875
                     & Swr. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A,0% 9/1/04
                     (FGIC Insured) (Escrowed to
                     Maturity)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.     10,000,000    9,387,500
                     & Swr. Sys. Rev. Rfdg. Series A,
                     4.75% 9/1/16 (FGICInsured)

Pennsylvania         Southern Pennsylvania Trans. Auth.
                     Spl. Rev. Series A, 6.50% 3/1/05
                     (FGIC Insured)

Pennsylvania         Wyoming Ind. Dev. Auth. Poll.         4,300,000     4,558,000
                     Cont. Rev. Rfdg. (Proctor & Gamble
                     Paper Proj.) 5.55%5/1/10

Rhode Island         Rhode Island Depositors Econ.         2,645,000     2,820,231
                     Protection Corp. Spl. Oblig. Rfdg.
                     Series A, 5.75%8/1/12 (MBIA
                     Insured)

South Carolina       Charleston County Health Facs.
                     Rev. Rfdg. (1st. Mtg. Episcopal
                     Proj.) Series A, 9.75% 4/1/16
                     (Pre-Refunded to 4/1/01 @ 102)

South Carolina       Charleston County Health Facs.
                     Rev. Rfdg. (1st. Mtg. Episcopal
                     Proj.) Series B, 9.75% 4/1/16
                     (Pre-Refunded to 4/1/01 @ 102)

South Carolina       Charleston County Resource
                     Recovery Rev. (Foster Wheeler
                     Charleston) Series A, 9.25% 1/1/10
                     (AMT)

South Carolina       Lexington County Health Svcs.
                     Dist. Inc. Hosp. Rev. 7% 10/1/08
                     (FSA Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.       1,455,000     1,531,388
                     Rev. Rfdg. 5.50% 1/1/10 (MBIA
                     Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.       1,135,000     1,201,681
                     Rev. Rfdg. 5.50% 1/1/10 (MBIA
                     Insured) (Escrowed toMaturity)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.       2,945,000     3,140,106
                     Rev. Rfdg. 5.60% 1/1/09 (MBIA
                     Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.       2,295,000     2,461,388
                     Rev. Rfdg. 5.60% 1/1/09 (MBIA
                     Insured) (Escrowed toMaturity)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.       4,625,000     4,711,719
                     Rev. Rfdg. Series B, 5.25% 1/1/11
                     (MBIA Insured)

South Carolina       Richland County Hosp. Facs. Rev.
                     (Commty. Provider Pooled Loan
                     Prog.) Series A, 7.125% 7/1/17
                     (FSA Insured) (Escrowed to
                     Maturity)

South Carolina       South Carolina Ed. Assistance
                     Auth. Rev. (Student Loan) 6.40%
                     9/1/02 (AMT)

South Carolina       South Carolina Ed. Assistance         8,775,000     9,455,063
                     Auth. Rev. (Student Loan) 6.625%
                     9/1/06 (AMT)

South Carolina       South Carolina Gen. Oblig. (State
                     Cap. Impt.) Series B, 5.75% 8/1/04

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.25% 1/1/03

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.25% 1/1/04
                     (MBIA Insured)

South Carolina       South Carolina Pub. Svc. Auth.        3,665,000     4,068,150
                     Rev. Rfdg. Series A, 6.25% 2/1/06
                     (MBIA Insured)

South Carolina       South Carolina Pub. Svc. Auth.        3,750,000     3,984,375
                     Rev. Rfdg. Series A, 6.375% 7/1/21
                     (AMBAC Insured)

South Carolina       South Carolina Pub. Svc. Auth.        200,000       227,000
                     Rev. Rfdg. Series A, 6.50% 1/1/08
                     (MBIA Insured)

South Dakota         South Dakota Lease Rev. Rfdg.
                     (Trust Cfts.) Series A, 6.625%
                     9/1/12 (FSA Insured)

South Dakota         Spearfish School Dist. #40-2          1,500,000     1,670,625
                     Unltd. Tax (Lawrence County) 7.30%
                     7/1/11 (Pre-Refundedto 7/1/01 @
                     102)

Tennessee            Johnson City Elec. Rev. 5.15%         5,335,000     5,274,981
                     5/1/23 (MBIA Insured)

Tennessee            Knox County Health Edl. & Hsg.
                     Facs. Board Hosp. Facs. Rev. Rfdg.
                     (Fort SandersAlliance) Series C,
                     5.75% 1/1/14 (MBIA Insured)

Tennessee            Memphis-Shelby County Arpt. Auth.     1,415,000     1,574,188
                     Arpt. Rev. Rfdg. Series A, 6.25%
                     2/15/11 (MBIA Insured)

Tennessee            Memphis-Shelby County Arpt. Auth.
                     Arpt. Rev. Rfdg. Series B, 6.50%
                     2/15/09 (MBIA Insured)

Tennessee            Metropolitan Gov't. Nashville &
                     Davidson County Wtr. & Swr. Rev.
                     Rfdg. (Cap.Appreciation) 0% 1/1/12
                     (FGIC Insured) stepped coupon

Tennessee            Metropolitan Gov't. Nashville &
                     Davison County Wtr. & Swr. Rev.
                     Rfdg. 6% 1/1/07(MBIA Insured)

Tennessee            Shelby County Gen. Oblig. Rfdg.       3,000,000     3,371,250
                     Series A, 6.75% 4/1/04

Tennessee            Tennessee Gen. Oblig. Series A, 7%    2,355,000     2,658,206
                     3/1/03

Texas                Allen Independent School Dist.        2,120,000     1,597,950
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/04 (PSF Guaranteed)

Texas                Allen Independent School Dist.        2,120,000     1,515,800
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/05 (PSF Guaranteed)

Texas                Alliance Arpt. Auth. Spl. Facs.
                     Rev. (American Airlines, Inc.
                     Proj.) 7% 12/1/11 (AMT)

Texas                Alliance Arpt. Auth. Spl. Facs.
                     Rev. (American Airlines, Inc.
                     Proj.) 7.50% 12/1/29 AMT

Texas                Austin Gen. Oblig. Rfdg. (Pub.        2,000,000     1,943,720
                     Impt.) (Cap. Appreciation) Series
                     B, 0% 9/1/98 (MBIAInsured)

Texas                Austin Independent School Dist.       2,100,000     1,711,500
                     Rfdg. (Cap. Appreciation) 0%
                     8/1/02 (PSF Guaranteed)

Texas                Austin Independent School Dist.       500,000       565,625
                     School Bldg. 8.125% 8/1/01 (PSF
                     Guaranteed) (Escrowedto Maturity)

Texas                Austin Util. Sys. Rev. (Capital       4,000,000     2,210,000
                     Appreciation) 0% 11/15/09, (AMBAC
                     Insured)

Texas                Austin Util. Sys. Rev. Rfdg. (Cap.
                     Appreciation) 0% 11/15/10 (AMBAC
                     Insured)

Texas                Austin Util. Sys. Rev. Rfdg. (Cap.    4,000,000     3,375,000
                     Appreciation) Series A, 0%
                     11/15/01 (MBIA Insured)

Texas                Austin Util. Sys. Rev. Rfdg.          3,895,000     2,283,444
                     Series A, 0% 11/15/08, (MBIA
                     Insured)

Texas                Brazos River Auth. Poll. Cont.
                     Rev. (Texas Utils. Elec. Co.
                     Proj.) Series A, 8.25% 1/1/19
                     (AMT)

Texas                Brazos River Auth. Poll. Cont.        6,400,000     6,604,992
                     Rev. (Texas Utils. Elec. Co.)
                     Series A, 9.25% 3/1/18(AMT)

Texas                Cedar Hill Independent School         1,575,000     876,094
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     8/15/09 (PSFGuaranteed)

Texas                Conroe Independent School Dist.       1,360,000     875,500
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/09 (PSF Guaranteed)

Texas                Conroe Independent School Dist.       1,805,000     972,444
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/10 (PSF Guaranteed)

Texas                Conroe Independent School Dist.       1,500,000     763,125
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/11 (PSF Guaranteed)

Texas                Conroe Independent School Dist.       3,000,000     1,826,250
                     Rfdg. (Cap. Appreication) 0%
                     2/15/08 (PSF Guaranteed)

Texas                Corpus Christi Independent. School    1,535,000     1,310,506
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     8/15/01 (PSF Guanteed)

Texas                Corpus Christi Independent. School    2,165,000     1,761,769
                     Dist. Rfdg. 0% 8/15/02 (PSF
                     Guaranteed)

Texas                Cypress-Fairbanks Independent         4,250,000     3,208,750
                     School Dist. Rfdg. Unltd. Tax
                     (Cap. Appreciation) 0%2/1/04 (PSF
                     Guaranteed)

Texas                Cypress-Fairbanks Independent         5,000,000     2,400,000
                     School Dist. Rfdg. Unltd. Tax
                     (Cap. Appreciation)Series A, 0%
                     2/15/12 (PSF Guaranteed)

Texas                Dallas-Fort Worth Reg'l. Arpt.        2,295,000     2,590,481
                     Rev. Rfdg. (Joint Dallas/Fort
                     Worth Int'l. Arpt.) 6.50%11/1/05
                     (FGIC Insured)

Texas                Dallas Gen. Oblig. 4.50% 2/15/14      2,400,000     2,244,000

Texas                Dallas Gen. Oblig. Ref. (Dallas       2,500,000     2,759,375
                     Denton & Collin Co.) 6.50% 2/15/03

Texas                Dallas Gen. Oblig. Rfdg. (Cap.        5,115,000     4,072,819
                     Appreciation) 0% 2/15/03

Texas                Dallas Hsg. Corp. Cap. Prog. Rev.     1,100,000     1,157,750
                     Rfdg. (Section 8 Assorted Projs.)
                     7.70% 8/1/05

Texas                Dallas Hsg. Corp. Cap. Prog. Rev.     1,000,000     1,056,250
                     Rfdg. (Section 8 Assorted Projs.)
                     7.85% 8/1/13

Texas                Dallas Independent School Dist.       3,300,000     2,074,875
                     Rfdg. (Cap. Appreciation) 0%
                     8/15/07 (PSF Guaranteed)

Texas                El Paso Int'l. Arpt. Rev. 5.12%       1,000,000     1,023,750
                     8/15/04 (FGIC Insured) (AMT)

Texas                El Paso Prop. Fin. Auth. Single       1,060,000     1,154,075
                     Family Mtg. Rev. Series A, 8.70%
                     12/1/18, (GNMA Coll.) (AMT)

Texas                El Paso Wtr. & Swr. Rev. Rfdg.
                     (Cap. Appreciation) 0% 3/1/05
                     (MBIA Insured)

Texas                El Paso Wtr. & Swr. Rev. Rfdg.
                     (Cap. Appreciation) 0% 3/1/06
                     (MBIA Insured)

Texas                Fort Bend Independent School Dist.
                     Gen. Oblig. 7% 2/15/05 (PSF
                     Guaranteed)

Texas                Garland Independent School Dist.      5,000,000     4,193,750
                     Series A, 4% 2/15/17

Texas                Grapevine-Colleyville Indpt.          2,580,000     1,715,700
                     School Dist. Rfdg. (Cap.
                     Appreciation) 0% 8/15/06(PSF
                     Guaranteed)

Texas                Houston Independent. School Dist.     6,400,000     3,176,000
                     Rfdg. Series A, 0% 8/15/11 (PSF
                     Guaranteed)

Texas                Houston Wtr. & Swr. Sys. Rev.
                     Rfdg. (Jr. Lien) Series B, 6.25%
                     12/1/05 (FGIC Insured)

Texas                Houston Wtr. & Swr. Sys. Rev.
                     Rfdg. (Jr. Lien) Series C, 0%
                     12/1/06 (AMBAC Insured)

Texas                Humble Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (Permanent School Fund of
                     Texas Guaranteed)

Texas                Irving Independent School Dist.
                     (Cap. Appreciation) 0% 2/15/01
                     (Permanent School Fundof Texas
                     Guaranteed)

Texas                Irving Independent School Dist. 0%    5,520,000     4,816,200
                     2/15/01

Texas                Katy Independent School Dist.         2,450,000     1,577,188
                     Rfdg. Ltd. Tax (Cap. Appreciation)
                     Series A, 0% 2/15/07(PSF
                     Guaranteed)

Texas                Katy Indpt. School Dist. Rfdg. 0%     4,170,000     2,069,363
                     8/15/11 (PSF Guaranteed)

Texas                Leander Independant School Dist.      300,000       370,875
                     Unltd. Tax 7.50% 8/15/08, (PSF
                     Guaranteed)

Texas                Lower Colorado River Auth. Rev.       3,000,000     1,751,250
                     Priority Rfdg. (Cap. Appreciation)
                     0% 1/1/09 (MBIAInsured) (Escrowed
                     to Maturity)

Texas                Lower Colorado River Auth. Rev.       6,000,000     6,187,500
                     Refdg. 5.25% 1/1/05

Texas                Lower Colorado River Auth. Rev.       6,000,000     6,172,500
                     Rfdg. (Jr. Lien-4th Supplement)
                     5.25% 1/1/15 (Escrowed to
                     Maturity)

Texas                Lower Neches Valley Auth. Ind.        9,500,000     10,260,000
                     Dev. Corp. Envir. Rev. (Mobil Oil
                     Refining Corp. Proj.) 6.35% 4/1/26
                     (AMT)

Texas                Lower Neches Valley Auth. Ind.        35,455,000    38,380,038
                     Dev. Corp. Swr. Facs. Rev. (Mobil
                     Oil Refining Corp.Proj.) 6.40%
                     3/1/30 (AMT)

Texas                Matagorda County Navigation Dist.
                     #1 Rev. Rfdg. (Houston Lt. & Pwr.
                     Proj.) Series C,7.125% 7/1/19
                     (FGIC Insured)

Texas                Midlothian Indpt. School Dist.        1,935,000     1,245,656
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (PSF Guaranteed)

Texas                Midlothian Indpt. School Dist.        1,525,000     821,594
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/10 (PSF Guaranteed)

Texas                Port Arthur Hsg. Fin. Corp. Single    755,000       823,894
                     Family Mtg. Rev. Rfdg. 8.70%
                     3/1/12

Texas                Port Dev. Corp. Ind. Dev. Rev.        1,000,000     1,055,000
                     Rfdg. (Cargill, Inc. Proj.) 7.70%
                     3/1/07

Texas                Round Rock Independent School         1,025,000     1,145,438
                     Dist. 6.50% 8/1/04 (PSF
                     Guaranteed)

Texas                Round Rock Independent School
                     Dist. Rfdg. & School Bldg. (Cap.
                     Appreciation)0% 8/15/09 (MBIA
                     Insured)

Texas                Round Rock Independent School         2,000,000     1,745,000
                     Dist. Rfdg. 0% 2/15/01 (PSF
                     Guaranteed)

Texas                Round Rock Independent School         1,300,000     1,503,125
                     Dist. Series A, 7.50% 8/1/03 (PSF
                     Guaranteed)

Texas                Round Rock Indpt. School Dist.        5,000,000     2,625,000
                     Rfdg. & School Bldg. 0% 8/15/10
                     (MBIA Insured)

Texas                Sabine River Auth. Poll. Cont.
                     Rev. (Texas Util. Elec. Proj.)
                     Series B, 8.25% 10/1/20(AMT)

Texas                San Antonio Elec. & Gas Rev. 5.75%    12,010,000    12,400,325
                     2/1/11

Texas                San Antonio Elec. & Gas Rev. Rfdg.    5,850,000     4,175,438
                     (Cap. Appreciation) Series A, 0%
                     2/1/05 (AMBACInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.    4,340,000     2,647,400
                     (Cap. Appreciation) Series B, 0%
                     2/1/08 (FGICInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.    2,000,000     1,150,000
                     (Cap. Appreciation) Series B, 0%
                     2/1/09, (FGIC Insured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series B, 0%
                     2/1/10 (FGICInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.    6,500,000     6,678,750
                     5.25% 2/1/10

Texas                San Antonio Elec. & Gas Rev. Rfdg.    300,000       336,375
                     Series 95, 6.375% 2/1/06

Texas                San Antonio Elec. & Gas Rev.          585,000       598,894
                     Series B, 6% 2/1/14

Texas                San Antonio Gen. Oblig. Impt.
                     Rfdg. (Cap. Appreciation) Series
                     C, 0% 8/1/06 (BIG Insured)

Texas                San Antonio Wtr. Rev. (Cap.           5,500,000     2,117,500
                     Appreciation) 0% 5/1/12 (AMBAC
                     Insured) (Pre-Refunded to5/1/00 @
                     42.652)

Texas                Spring Branch Independent School      5,710,000     3,897,075
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     2/1/06 (PSFGuaranteed)

Texas                Spring Branch Indpt. School Dist.     5,725,000     4,100,531
                     Rfdg. 0% 2/1/05

Texas                Spring Independent School Dist.       2,500,000     2,465,625
                     4.875% 8/15/10 (PSF Guaranteed)

Texas                Spring Independent School Dist.       $3,000,000    $2,497,500
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/02 (PSF Guaranteed)

Texas                Texarkana Health Facs. Dev. Corp.     1,750,000     1,898,750
                     Hosp. Rev. (Wadley Reg'l. Med.
                     Ctr. Proj.) 7% 10/1/05 (MBIA
                     Insured)

Texas                Texas A & M Univ. Fing. Sys. Rev.
                     Rfdg. 5.50% 5/15/02

Texas                Texas A&M Univ. Permament Univ.       3,850,000     4,100,250
                     Fund Rfdg. 5.50% 7/1/04

Texas                Texas College Student Loan Gen.       2,350,000     2,458,688
                     Oblig. 5.80% 8/1/05 (AMT)

Texas                Texas Gen. Oblig. Rfdg. (Veterans     2,500,000     2,740,625
                     Land) 7.40% 12/1/20

Texas                Texas Gen. Oblig. Series B, 5.25%     3,000,000     3,026,250
                     10/1/13

Texas                Texas Muni. Pwr. Agcy. Rev. Rfdg.     1,000,000     733,750
                     (Cap. Appreciation) 0% 9/1/04
                     (AMBAC Insured)

Texas                Texas Muni. Pwr. Agcy. Rev. Rfdg.     13,000,000    9,035,000
                     (Cap. Appreciation) 0% 9/1/05
                     (AMBAC Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.
                     Rfdg. (Cap. Appreciation) 0%
                     2/1/09 (MBIA Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.
                     Rfdg. (Cap. Appreciation) Series
                     1990, 0% 2/1/12(MBIA Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.
                     Series A, 6% 8/1/03 (AMBAC
                     Insured)

Texas                Texas Pub. Fin. Auth. Rfdg. (Cap.     9,420,000     8,007,000

Texas                Texas Pub. Fin. Auth. Rfdg. Series    4,000,000     4,390,000
                     C, 6% 10/1/05 Appreciation) Series
                     A, 0% 10/1/01 (AMBAC Insured)

Texas                Texas TRAN 4.75% 8/31/98

Texas                Texas Wtr. Dev. Board Rev. (State
                     Revolving Fund Sr. Lien) 6.30%
                     7/15/06

Texas                Univ. of Texas Univ. Revs. Rfdg.      1,170,000     1,278,225
                     (Fing. Sys.) Series A, 6% 8/15/04

Texas                Univ. of Texas Univ. Revs. Rfdg.      1,000,000     1,097,500
                     (Fing. Sys.) Series A, 6% 8/15/05

Texas                Winters Wtrwks. & Swr. Sys. Rev.      500,000       600,000
                     Rfdg. 8.50% 8/1/17, (Pre-Refunded
                     to 8/1/03 @ 100)

Utah                 Intermountain Pwr. Agcy. Pwr.         4,435,000     3,974,869
                     Supply Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series B, 0% 7/1/00
                     (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         5,000,000     5,350,000
                     Supply Sys. Rev. Rfdg. Series A,
                     6% 7/1/16 (AMBAC Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         3,100,000     3,561,125
                     Supply Sys. Rev. Rfdg. Series A,
                     6.50% 7/1/08 (AMBACInsured)

Utah                 Intermountain Pwr. Agcy. Pwr.         1,000,000     1,155,000
                     Supply Sys. Rev. Rfdg. Series A,
                     6.50% 7/1/11, (AMBAC Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         18,000,000    18,787,500
                     Supply Sys. Rev. Rfdg. Series B,
                     5.75% 7/1/16 (MBIAInsured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series B,
                     6.25% 7/1/03 (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         6,200,000     5,983,000
                     Supply Sys. Rev. Rfdg. Series D,
                     5% 7/1/21 (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         1,660,000     1,757,525
                     Supply Sys. Rev. Rfdg. Series G,
                     0% 7/1/12 (Pre-Refunded to1/1/03 @
                     101) stepped coupon

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Spl. Oblig.
                     Sixth Series B, 6%7/1/16 (MBIA
                     Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Spl. Oblig.
                     Sixth Series B, 6.50% 7/1/05 (MBIA
                     Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Spl. Oblig. Sixth
                     Series B, 6.50%7/1/10 (MBIA
                     Insured)

Utah                 South Salt Lake City Ind. Rev.
                     (Price Savers Wholesale Club
                     Proj.) 9% 11/15/13

Utah                 Utah Hsg. Fin. Agcy. (Single          355,000       390,944
                     Family Mtg.) Series G, 9.25%
                     7/1/19, (FHA Guaranteed)*

Vermont              Vermont Ind. Dev. Auth. Ind. Dev.     2,350,000     2,564,438
                     Rev. (Radisson Hotel) Series B-1,
                     7.75% 11/15/15

Vermont              Vermont Muni. Bond Bank Series B,     3,000,000     3,232,500
                     7.20% 12/1/20 (Pre-Refunded to
                     12/1/99 @ 102)

Virginia             Fairfax County Econ. Dev. Auth.       3,700,000     3,945,125
                     Resource Recovery Rev. (Ogden
                     Martin Sys. Proj.) Series A, 7.75%
                     2/1/11 (AMT)

Virginia             Loudoun County Ind. Dev. Auth.
                     Residential Care Facs. Rev.
                     (Falcons Landing Proj.)Series A,
                     8.75% 11/1/24

Virginia             Loudoun County Ind. Dev. Auth.
                     Residential Care Facs. Rev.
                     (Falcons Landing Proj.)Series A,
                     9.25% 11/1/04

Virginia             Lynchburg Ind. Dev. Auth. Hosp.       3,000,000     3,124,920
                     Facs. 1st. Mtg. Rev. Rfdg.
                     (Central Health, Inc.)8.125%
                     1/1/16

Virginia             Peninsula Ports Auth. Hosp. Facs.     1,500,000     1,539,300
                     Rev. Rfdg. (Whittaker Mem. Proj.)
                     8.70% 8/1/23 (FHAGuaranteed)

Virginia             Richmond Gen. Oblig. Rfdg. Series     1,725,000     1,834,969
                     B, 5.50% 1/15/04 (FGIC Insured)

Virginia             Richmond Metropolitan Expressway
                     Rev. Rfdg. Series A, 6% 7/15/08
                     (FGIC Insured)

Virginia             Richmond Redev. & Hsg. Auth. Mtg.     750,000       757,755
                     Rev. (Multi-Family Hsg. Pinebrook
                     Proj.) 9.25% 10/1/20 (GNMA Coll.)

Virginia             Southeastern Pub. Svc. Auth. Rev.
                     Rfdg. Sr. Series A, 5.25% 7/1/10
                     (MBIA Insured)

Virginia             Upper Occoquan Swr. Auth. Reg'l.      8,000,000     8,010,000
                     Swr. Rev. Series A, 5.15% 7/1/20
                     (MBIA Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.       3,100,000     3,072,875
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 5.125%2/15/18 (AMBAC
                     Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 6% 2/15/12 (AMBAC
                     Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 6% 2/15/13 (AMBAC
                     Insured)

Virginia             Virginia Commonwealth Gen. Oblig.     4,370,000     4,533,875
                     5% 6/1/04

Virginia             Virginia Commonwealth Trans. Board
                     Trans. Rev. Rfdg. (U.S. Rte. 58
                     Corridor Prog.) Series C, 5.125%
                     5/15/19

Virginia             Virginia Hsg. Dev. Auth.              1,890,000     1,996,313
                     Multi-Family Hsg. Series I, 5.95%
                     5/1/09 (AMT) 11/1/10

Virginia             Virginia Resources Auth. Wtr. &       180,000       189,614
                     Swr. Sys. Rev. Series A, 7.70%

Washington           Benton County Pub. Util. Dist. #1
                     Elec. Rev. Rfdg. 6% 11/1/04 (AMBAC
                     Insured)

Washington           Douglas County Pub. Util. Dist. #1    1,395,000     1,780,369
                     Wells Hydroelec. Rev. Rfdg.
                     (Pacific Pwr. & Lt. Co.) Series A,
                     8.75% 9/1/18

Washington           King County Gen. Oblig. 5.75%
                     12/1/11

Washington           King County Gen. Oblig. Series D,     2,000,000     2,135,000
                     5.40% 12/1/06

Washington           Port Seattle Rev. Series B, 5.50%     4,010,000     4,155,363
                     9/1/09 (FGIC Insured) (AMT)

Washington           Port Seattle Rev. Series B, 5.60%     4,230,000     4,383,338
                     9/1/10 (FGIC Insured) (AMT)

Washington           Snohomish County School Dist.         2,405,000     2,759,738
                     #201, 6.75% 12/1/06 (AMBAC
                     Insured)

Washington           Washington Gen Oblig. Series C,       1,000,000     1,106,250
                     6.50% 7/1/03

Washington           Washington Gen. Oblig. (Motor         2,655,000     3,079,800
                     Vehicle Fuel Tax) Series B, 7%
                     9/1/05

Washington           Washington Gen. Oblig. Rfdg.
                     Series R-93A, 5.60% 9/1/04

Washington           Washington Gen. Oblig. Series         3,560,000     3,920,450
                     1996-A, 6.75% 7/1/02

Washington           Washington Gen. Oblig. Series         2,000,000     2,177,500
                     R-96C, 6% 7/1/04

Washington           Washington Motor Vehicle Fuel Tax     4,635,000     5,144,850
                     Gen. Oblig. Series B, 6.50% 9/1/03

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #1 Rev. Rfdg.
                     (Bonneville Pwr.Administration)
                     Series B, 7% 7/1/08

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #1 Rev. Rfdg. Series
                     B, 7.25% 7/1/12(FGIC Insured)

Washington           Washington Pub. Pwr. Supply Sys.      33,950,000    34,416,771
                     Nuclear Proj. #2 Rev. 5.40% 7/1/12

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. 5.50% 7/1/10
                     (FGIC Insured)

Washington           Washington Pub. Pwr. Supply Sys.      7,500,000     7,800,000
                     Nuclear Proj. #2 Rev. 6.92% 7/1/10
                     (FGIC Insured)(inverse floaters)

Washington           Washington Pub. Pwr. Supply Sys.      6,000,000     6,105,000
                     Nuclear Proj. #2 Rev. Refdg.
                     Series A, 5% 7/1/01

Washington           Washington Pub. Pwr. Supply Sys.      3,565,000     3,859,113
                     Nuclear Proj. #2 Rev. Refdg.
                     Series A, 6% 7/1/05 (AMBAC
                     Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg.
                     (Bonneville Pwr.Administration)
                     Series B, 5.625% 7/1/12 (MBIA
                     Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     A, 0% 7/1/11, (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     A, 6% 7/1/07

Washington           Washington Pub. Pwr. Supply Sys.      16,080,000    11,075,100
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     C, 0% 7/1/05

Washington           Washington Pub. Pwr. Supply Sys.      11,000,000    7,645,000
                     Nuclear Proj. #2 Rev. Series C, 0%
                     7/1/05, (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. 5.40% 7/1/12

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. Rfdg. (Cap.
                     Appreciation)Series B, 0% 7/1/08
                     (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. Rfdg. Series
                     B, 7% 7/1/05 (FGICInsured)

Washington           Washington Pub. Pwr. Supply Sys.      1,000,000     1,092,500
                     Nuclear Proj. #3 Rev. Rfdg. Series
                     B, 7.375% 7/1/04

Washington           Washington State Pub. Pwr. Supply     500,000       590,000
                     Sys. Nuclear Proj. #1 Rev. Series
                     A, 7% 7/1/08

Wisconsin            Menomonee Falls Wtr. Sys. Rev.
                     5.875% 12/1/16 (FSA Insured)

Wyoming              Natrona County Hosp. Rev. (Wyoming    4,500,000     4,848,750
                     Med. Ctr. Proj.) 8.125% 9/15/10

Wyoming              Wyoming Farm Loan Board Cap. Facs.    3,995,000     2,926,338
                     Rev. 0% 10/1/04 (Escrowed to
                     Maturity)

Wyoming              Wyoming Farm Loan Board Cap. Facs.    3,995,000     2,786,513
                     Rev. 0% 10/1/05 (Escrowed to
                     Maturity)

Wyoming              Wyoming Farm Loan Board Cap. Facs.    3,695,000     2,461,794
                     Rev. 0% 10/1/06 (Escrowed to
                     Maturity)

Wyoming              Wyoming Muni. Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6.125% 1/1/16 (MBIAInsured)

TOTAL MUNICIPAL
BONDS                                                                    2,253,774,808





MUNICIPAL NOTES

Florida              Florida Hsg. Fin. Agcy.               6,200,000     6,200,000
                     Multi-Family Hsg. Rev. Rfdg.
                     (Brandon-Oxford) Series 90C,4.20%,
                     VRDN

Illinois             Chicago Gen. Oblig. Series 1997,      6,500,000     6,498,180
                     3.65%, tender 2/5/98, LOC Morgan
                     Guaranty Trust Co.

Illinois             Illinois Dev. Fin. Auth.              4,000,000     4,000,000
                     Multi-Family Hsg. Rev. Rfdg.
                     (Garden Glen Apts.) Series
                     93,4.10%, VRDN

New York             Erie County Ind. Dev. Auth. Ind.      760,000       760,000
                     Dev. Rev. (The Holling Press,
                     Inc.) Series 1989 F,4.10%, LOC
                     Marine Midland Bank, VRDN (AMT)

Texas                Texas Gen. Oblig. TRAN Series A,      21,500,000    21,643,620
                     4.75% 8/31/98

TOTAL MUNICIPAL                                                           39,101,800
NOTES





CASH EQUIVALENTS

Cash Equivalents     Municipal Central Cash Fund           27,642,372    27,642,372
                     3.8690% 12/5/97



TOTAL INVESTMENTS                                                        $2,320,518,98
IN SECURITIES -                                                          0
100%





FUTURES CONTRACTS                                          UNDERLYING    UNREALIZED
                                                           FACE

                      EXPIRATION DATE                      AMOUNT AT     GAIN/ (LOSS)
                                                           VALUE



PURCHASED            137 Municipal Bond Future                            $ -
                     Contracts Dec. 97

PURCHASED            25 Municipal Bond Future Contracts                   -
                     Dec. 97

TOTAL FUTURES                                                             $ -
CONTRACTS





TOTAL COST OF                                                            $2,222,505,35
INVESTMENT                                                               8
SECURITIES





                     SPARTAN MUNICIPAL FUND, SPARTAN       SPARTAN
                     AGGRESSIVE MUNICIPAL FUND &           AGGRESSIVE
                     SPARTAN INSURED MUNICIPAL INCOME
                     FUND

                     INVESTMENTS AT NOVEMBER 30, 1997      MUNICIPAL
                     (UNAUDITED)                           FUND



                                                           PRINCIPAL

                                                           AMOUNT        VALUE ($)



MUNICIPAL BONDS

Alabama              Alabama Bldg. Renovation Fin.
                     Auth. Rev. 7.45% 9/1/11

Alabama              Alabama Mental Health Fin. Auth.
                     Spl. Tax 7.375% 5/1/09
                     (Pre-Refunded to 5/1/99 @ 102)

Alabama              Cullman Med. Park South Med.          4,000,000     4,255,000
                     Clinic Board Rev. (Cullman Reg'l.
                     Med. Ctr.) Series A,6.50% 2/15/23

Alabama              Huntsville Gen. Oblig. Rfdg.
                     Series D, 6% 8/1/08

Alabama              Mobile Wtr. & Swr. Commissioners      500,000       542,500
                     Wtr. & Swr. Rev. Rfdg. 6.50%
                     1/1/09

Alaska               Alaska Student Ln. Corp. Student
                     Ln. Rev. Series A, 5.90% 7/1/03
                     (AMBAC Insured)

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. (State Assisted) Series
                     A, 6% 7/1/04(AMBAC Insured) (AMT)

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. Series A, 5.55% 7/1/03
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. Series A, 5.65% 7/1/04
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. Series A, 7.30% 7/1/00
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Rev. Series A,
                     5.15% 7/1/05 (AMBAC Insured) (AMT)

Alaska               North Slope Boro Alaska Series A,
                     0% 6/30/01 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series A, 0%
                     6/30/01 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series B, 0%
                     1/1/02 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series B, 0%
                     1/1/03 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series B, 0%
                     6/30/05 (Cap. Guaranty Insured)

Alaska               North Slope Borough Gen. Oblig.
                     Series B, 7.50% 6/30/01 (FSA
                     Insured)

Alaska               Valdez Marine Term. Rev. Rfdg.        7,000,000     7,113,750
                     (Mobil Oil Co./Alaska Pipeline)
                     5.75% 11/1/28

Arizona              Arizona Trans. Board Excise Tax
                     Rev. Rfdg. (Maricopa County Reg'l.
                     Area B) 6% 7/01/05 (AMBAC Insured)

Arizona              Arizona Trans. Board Excise Tax       500,000       541,875
                     Rev. Rfdg. (Maricopa County Reg'l.
                     Area) Series A, 6%7/1/03 (AMBAC
                     Insured)

Arizona              Chandler 4.375% 7/1/12 (FGIC
                     Insured)

Arizona              Chandler 7.375% 7/1/09, (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/05 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/06 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/07 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/08 (FGIC
                     Insured)

Arizona              Cochise County Ind. Dev. Auth.        2,500,000     2,640,625
                     Hosp. Rev. Rfdg. (Sierra Vista
                     Commty. Hosp. Proj.)Series A,
                     6.75% 12/1/26

Arizona              Maricopa County Hosp. Rev. Rfdg.      500,000       510,000
                     (Sun Health Corp.) 5.40% 4/1/05

Arizona              Maricopa County Hosp. Rev. Rfdg.      3,625,000     3,742,812
                     (Sun Health Corp.) 5.65% 4/1/06

Arizona              Maricopa County Ind. Dev. Auth.
                     Hosp. Facs. Rev. Rfdg. (Samaritan
                     Health Svcs.)Series A, 7% 12/1/16
                     (MBIA Insured)

Arizona              Maricopa County Series C, 8.90%
                     7/1/99

Arizona              Phoenix Gen. Oblig. Rfdg. 6%
                     7/1/02

Arizona              Pima Cnty. Unified School Dist.
                     Tucson Proj. of 1989 Series G, 8%
                     7/1/04 (MBIA Insured)

Arizona              Pima County Ctfs. Prtn. 4.75%
                     1/1/04 (MBIA Insured)

Arizona              Pima County Ctfs. Prtn. 4.90%
                     1/1/06 (MBIA Insured)

Arizona              Sierra Vista Ind. Dev. Auth. Hosp.    4,000,000     4,307,000
                     Rev. Rfdg. (Sierra Vista Commty.
                     Hosp. Proj.)8.75% 12/1/16
                     (Pre-Refunded to 12/1/98 @ 103)

Arizona              Tucson Ltd. Tax Rfdg. 7.50% 7/1/01

Arizona              Tucson Wtr. Rev. Series D, 9.75%
                     7/1/07

Arizona              Tucson Wtr. Rev. Series D, 9.75%
                     7/1/08

Arizona              Tucson Wtr. Rev. Series D, 9.75%
                     7/1/09

Arkansas             Arkansas Dev. Fin. Auth. Rev.
                     (Cap. Asset) Series B, 7.10%
                     3/1/08

Arkansas             Arkansas Gen. Oblig. (College         2,130,000     1,498,988
                     Savings Prog.)(Cap. Appreciation)
                     Series C, 0% 6/1/05

Arkansas             Arkansas State College Savings
                     (Cap. Appreciation) Series A, 0%
                     6/1/03

Arkansas             Arkansas State College Savings
                     (Cap. Appreciation) Series A, 0%
                     6/1/04

Arkansas             Little Rock Arpt. Passenger Facs.     2,025,000     2,133,844
                     Charge Rev. 5.65% 5/1/16 (AMBAC
                     Insured) (AMT)

Arkansas             North Little Rock Elec. Rev. Rfdg.
                     Series A, 6.50% 7/1/10 (MBIA
                     Insured)

Arkansas             Pulaski County Health Facs. Board
                     Rev. Rfdg. (Sisters Charity
                     Nazareth-St. VincentsInfirmary)
                     6.05% 11/1/09 (MBIA Insured)

Arkansas             Rogers Sales & Use Tax Rev. 5%
                     11/1/15

California           California Dept. Wtr. Resources       4,000,000     3,665,000
                     Central Valley Proj. Rev. (Wtr.
                     Sys.) Series O, 4.75% 12/1/25

California           California Edl. Facs. Auth. Rev.      5,125,000     5,105,781
                     (Standford Univ.) Series N, 5.20%
                     12/1/27

California           California Gen. Oblig. (Various
                     Purp.) 6.25% 10/1/19

California           California Gen. Oblig. 4.75%
                     9/1/18 (FSA Insured)

California           California Gen. Oblig. 5.125%         11,000,000    10,697,500
                     10/1/27

California           California Gen. Oblig. 5.25%
                     10/1/13

California           California Gen. Oblig. 5.25%
                     10/1/17

California           California Gen. Oblig. 6.30%
                     9/1/10

California           California Gen. Oblig. 7% 10/1/06

California           California Gen. Oblig. 7% 10/1/09

California           California Gen. Oblig. 7% 3/1/06      1,000,000     1,165,000

California           California Gen. Oblig. 7% 8/1/04

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg. Single Family) (Cap.
                     Appreciation)Series 1983 A, 0%
                     2/1/15

California           California Hsg. Fin. Agcy. Rev.       2,000,000     2,055,000
                     (Home Mtg.) Series B, 5.20% 8/1/26
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series G, 5.90% 2/1/09
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series G, 5.90% 8/1/09
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       1,500,000     1,578,750
                     (Home Mtg.) Series R, 6.15% 8/1/27
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       1,145,000     1,176,487
                     Rfdg. (Home Mtg.) Series A, 5.30%
                     8/1/14 (MBIA Insured)

California           California Hsg. Fin. Agcy. Rev.
                     Rfdg. (Home Mtg.) Series A, 5.70%
                     8/1/16 (MBIA Insured)

California           California Poll. Cont. Fing. Auth.
                     Resource Recovery Rev. (Waste
                     Mgmt., Inc.) Series A, 7.15%
                     2/1/11 (AMT)

California           California Pub. Wks Board Lease
                     Rev. Rfdg. (Dept. of Corrections
                     State Prison, Montery County
                     Soledad II) Series D, 5.375%
                     11/1/13

California           California Pub. Wks. Board Lease
                     Rev. (Commty. College Proj.)
                     Series A, 6% 10/1/14

California           California Pub. Wks. Board Lease
                     Rev. (Dept. of Corrections State
                     Prison D-Susanville) 5.375% 6/1/18

California           California Pub. Wks. Board Lease      3,750,000     3,839,062
                     Rev. (Dept. of Corrections State
                     Prison D-Susanville) Series A,
                     5.50% 1/1/14 (AMBAC Insured)

California           California Pub. Wks. Board Lease      3,665,000     3,839,088
                     Rev. (Various California State
                     Univ. Projs.) Series A, 5.50%
                     6/1/14

California           California Pub. Wks. Board Lease      3,750,000     3,754,687
                     Rev. (Various California Univ.
                     Proj.) Series A, 5.25% 12/1/13

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (California Commty.
                     Colleges) Series D, 5.375% 3/1/12

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (California Commty.
                     Colleges) Series D,5.375% 3/1/11

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (Dept. of Corrections
                     State Prisons)Series A, 5% 12/1/19
                     (AMBAC Insured)

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (State Archives Bldg.
                     Complex) Series A,5.375% 12/1/10

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (Various California
                     State Univ. Projs.)Series A, 5.50%
                     6/1/10

California           California Pub. Wks. Board Lease      5,755,000     5,906,069
                     Rev. Rfdg.(California Univ. Proj.)
                     Series A, 5.50% 10/1/13

California           California Pub. Wrks Board Lease      1,155,000     1,296,488
                     Rev. (Various California Univ.
                     Proj.) Series A, 6.50% 9/1/05

California           California Pub. Wrks. Board Lease     2,415,000     2,511,600
                     Rev. (Various Commty. College
                     Proj.) Series A, 5.50% 12/1/08

California           California Rural Home Mtg. Fin.
                     Auth. Lease Rev. (Rural Lease
                     Purp.) Series A, 4.45%8/1/01 (MBIA
                     Insured)

California           California St. Pub. Wks. Board
                     Lease Rev. (Secretary of State)
                     Series A, 6% 5/1/13

California           California Statewide Commtys. Dev.
                     Corp. Ctfs. of Prtn. (J. Paul
                     Getty Trust) 5% 10/1/23

California           California Univ. Rev. (Multiple
                     Purp. Projs.) Series D, 6.10%
                     9/1/10 (MBIA Insured)

California           Castaic lake Wtr. Agcy. Ctfs. of
                     Prtn. Rfdg. (Wtr. Sys. Impt.
                     Proj.) Series A, 7.25%8/1/09 (MBIA
                     Insured)

California           Compton Commty. Redev. Agcy. Rfdg.
                     (Tax Allocation-Campton Redev.)
                     Series A, 6.50%8/1/13 (FSA
                     Insured)

California           Duarte Ctfs. of Prtn. (City of        6,500,000     6,808,750
                     Hope Med. Ctr.) 6.25% 4/1/23

California           East Bay Muni. Util. Dist.
                     Wastewtr. Treatment Sys. Rev.
                     Rfdg. 4.75% 6/1/21 (FGICInsured)

California           East Bay Muni. Util. Dist.
                     Wastewtr. Treatment Sys. Rev.
                     Rfdg. 4.75% 6/1/21 (FGICInsured)

California           East Bay Muni. Util. Dist. Wtr.
                     Sys. Rev. Rfdg. 6.10% 6/1/07

California           Encinitas Union School Dist. (Cap.
                     Appreciation) 0% 8/1/06 (MBIA
                     Insured)

California           Encinitas Union School Dist. (Cap.
                     Appreciation) 0% 8/1/07 (MBIA
                     Insured)

California           Encinitas Union School Dist. (Cap.
                     Appreciation) 0% 8/1/08 (MBIA
                     Insured)

California           Encintas School Dist. 0% 8/1/05
                     (MBIA Insured)

California           Foothill/Eastern Trans. Corridor      4,000,000     2,840,000
                     Agcy. Toll Rd. Rev. (Cap.
                     Appreciton) (Sr. Lien)Series A, 0%
                     1/1/08 (stepped coupon)

California           La Quinta Redev. Agcy. Tax            470,000       582,213
                     Allocation Rfdg.(Redev. Proj. Area
                     #1) 7.30% 9/1/12 (MBIAInsured)

California           Long Beach Harbor Rev. Refdg.         2,000,000     2,167,500
                     Series A, 6% 5/15/13 (FGIC
                     Insured)

California           Long Beach Hbr. Rev. 5.125%
                     5/15/18 (AMT)

California           Long Beach Hbr. Rev. 6% 5/15/06
                     (MBIA Insured) (AMT)

California           Long Beach Hbr. Rev. 8% 5/15/04
                     (MBIA Insured) (AMT)

California           Long Beach Hbr. Rev. 8.50% 5/15/03
                     (MBIA Insured) (AMT)

California           Los Angeles County Metropolitan
                     Trans. Auth. Rev. Rfdg. (Gen.
                     Union Station) Series A,5.20%
                     7/1/12 (FSA Insured)

California           Los Angeles County Metropolitan       2,245,000     2,374,088
                     Trans. Auth. Sales Tax Rev.
                     (Proposition A) 1st TierSr. Series
                     A, 5.90% 7/1/14 (MBIA Insured)

California           Los Angeles County Metropolitan
                     Trans. Auth. Sales Tax Rev. Rfdg.
                     (Prop. A-2nd Tier)5.625% 7/1/13
                     (MBIA Insured)

California           Los Angeles County Pub. Wks. Fing.
                     Auth. Lease Rev. (Multiple Cap.
                     Facs. Proj. #4)4.75% 2/1/10 (MBIA
                     Insured)

California           Los Angeles County Trans.
                     Commission Sales Tax Rev.
                     (Proposistion C) Second Sr. Series
                     A, 6.25% 7/1/13 (MBIA Insured)

California           Los Angeles Wastewtr. Sys. Rev.       8,330,000     7,642,775
                     Rfdg. Series D, 4.70% 11/1/17
                     (FGIC Insured)

California           Los Angeles Wastewtr. Sys. Rev.       10,000,000    9,075,000
                     Rfdg. Series D, 4.70% 11/1/19
                     (FGIC Insured)

California           M-S-R Pub. Pwr. Agcy. San Juan
                     Proj. Rev. Series E, 6.50% 7/1/05
                     (MBIA Insured)

California           Madera County Ctfs. of Prtn.          1,000,000     1,106,250
                     (Valley Children's Hosp.) 6.25%
                     3/15/05 (MBIA Insured)

California           Metro. Wtr. Dist. of Southern         18,430,000    17,761,912
                     California Wtrwks. Rev. Series A,
                     5% 7/1/26

California           Metropolitan Wtr. Dist. Southern
                     California Wtrwks. Rev. Rfdg.
                     Series B, 4.75% 7/1/21(MBIA
                     Insured)

California           Metropolitan Wtr. Dist. Southern
                     California Wtrwks. Rev. Series A,
                     5.75% 7/1/21 (MBIAInsured)

California           Northern California Pwr. Agcy.        4,000,000     4,370,000
                     Pub. Pwr. Rev. Crossover Rfdg.
                     (Geothermal Proj. #3)Series A,
                     5.85% 7/1/10 (AMBAC Insured)

California           Northern California Pwr. Agcy.
                     Pub. Pwr. Rev. Rfdg. (Geothermal
                     Proj. #3) Series A,5.80% 7/1/09
                     (AMBAC Insured)

California           Oceanside Ctfs. of Prtn. Rfdg.
                     (Oceanside Civic Ctr. Proj.) 6%
                     8/1/08 (MBIA Insured)

California           Pleasant Hill Joint Pwrs. Fing.
                     Auth. Lease Rev. (Cap. Impt.
                     Prog.) Series A, 5% 12/1/12 (MBIA
                     Insured)

California           Sacramento City Fing. Auth. Lease
                     Rev. Rfdg. Series A, 5.375%
                     11/1/14 (AMBAC Insured)

California           Sacramento Cogeneration Auth.         500,000       541,250
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.) 6.50% 7/1/14

California           Sacramento Cogeneration Auth.         1,200,000     1,348,500
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.) 7% 7/1/04

California           Sacramento Cogeneration Auth.         1,500,000     1,627,500
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.)6.375% 7/1/10

California           Sacramento Pwr. Auth. Cogeneration    1,000,000     1,108,750
                     Proj. Rev. 6.50% 7/1/07

California           Sacramento Pwr. Auth. Cogeneration    2,200,000     2,392,500
                     Proj. Rev. 6.50% 7/1/09

California           San Diego County Reg'l. Trans.
                     Commission Sales Tax Rev. Second
                     Sr. Series A, 6.25%4/1/02 (FGIC
                     Insured)

California           San Francisco Bldg. Auth. Lease
                     Rev. (Dept. Gen. Svcs. Lease)
                     Series A, 5% 10/1/13

California           San Francisco City & County Arpt.
                     Commission Int'l. Arpt. Rev. 2nd
                     Series Issue 10A,5.50% 5/1/13
                     (MBIA Insured) (AMT)

California           San Francisco City & County Arpts.
                     Commission Int'l. Arpt. Rev. Rfdg.
                     Second Series Issue 1, 6.20%
                     5/1/05 (AMBAC Insured)

California           San Francisco City & County Gen.
                     Oblig. Rfdg. Series 1, 5.50%
                     6/15/09 (FGIC Insured)

California           San Francisco City & County Swr.
                     Rev. Rfdg. 5.90% 10/1/07 (AMBAC
                     Insured)

California           San Francisco City & County Swr.
                     Rev. Rfdg.5.90% 10/1/08 (AMBAC
                     Insured)

California           San Fransicso City & County Arpt.
                     Commission Int'l. Aprt. Rev. 2nd
                     Series Issue 10A,5.55% 5/1/14
                     (MBIA Insured) (AMT)

California           San Fransisco City & County Arpts.    1,000,000     1,120,000
                     Commission Int'l. Arpt. Rev. Rfdg.
                     Second Series,Issue 2, 6.75%
                     5/1/13 (MBIA Insured)

California           San Jaoquin Hills Trans. Corridor     4,200,000     3,512,250
                     Agcy. Toll Road Rev. Refdg. Series
                     A, 0% 1/15/02 (MBIA Insured)

California           Santa Clara County Fing. Auth.        1,000,000     1,257,500
                     Lease Rev. (VMC Replacement Proj.)
                     Series A, 7.75%11/15/08 (AMBAC
                     Insured)

California           Santa Margarita/Dana Point Auth.      1,045,000     1,278,819
                     Rev. (Impt. Dists. 1-2 & 2A-8)
                     Series A 7.25% 8/1/10(MBIA
                     Insured)

California           Santa Margarita/Dana Point Auth.
                     Rev. Rfdg. (Impt. Dist. 3&3A,4&4A)
                     Series B, 7.25%8/1/08 (MBIA
                     Insured)

California           Santa Rosa Wastewtr. Rev. Rfdg. &
                     Sub-Reg'l. Wastewtr. Proj. Series
                     A, 4.75% 9/1/16(FGIC Insured)

California           South Orange County Pub. Fing.
                     Auth. Spl. Tax Rev. (Foothill
                     Area) Series C, 7.50%8/15/07 (FGIC
                     Insured)

California           South Orange County Pub. Fing.
                     Auth. Spl. Tax Rev. (Foothill
                     Area) Series C, 8%8/15/08 (FGIC
                     Insured)

California           South Orange County Pub. Fing.
                     Auth. Spl. Tax Rev. Rfdg. (Sr.
                     Lien) Series A, 7%9/1/11 (MBIA
                     Insured)

California           Southern California Metro. Wtr.
                     Dist. Wtr. & Sewer Rev. Series A,
                     5% 7/1/30 (MBIA Insured)

California           Southern California Pub. Pwr.
                     Auth. Pwr. Proj. Rev. Rfdg. (Mead
                     Adelanto Proj.) Series A, 4.875%
                     7/1/20 (AMBAC Insured)

California           Southern California Pub. Pwr.
                     Auth. Pwr. Proj. Rev. Rfdg. (Mead
                     Phoenix Proj.)Series A, 4.875%
                     7/1/20 (AMBAC Insured)

California           Upland Ctfs. of Prtn. Rfdg. (San
                     Antonio Commty. Hosp.) 5% 1/1/18

California           Upland Ctfs. of Prtn. Rfdg. (San      4,000,000     4,055,000
                     Antonio Commty. Hosp.) 5.25%
                     1/1/08

California           West & Central Basin Fin. Auth.
                     Series C 5.25% 8/1/08 (AMBAC
                     Insured)

California           West & Central Basin Fin. Auth.
                     Series C, 5.20% 8/1/07 (AMBAC
                     Insured)

California           West & Central Basin Fing. Auth.      3,000,000     2,955,000
                     Rev. (West Basin Rfdg. Proj.)
                     Series A, 5% 8/1/13(AMBAC Insured)

Colorado             Adams County School Dist. #12
                     Thornton Unltd. Tax Rfdg. 6.20%
                     12/15/10 (FGIC Insured)

Colorado             Arapahoe County Cap. Impt. Tr.        54,900,000    7,960,500
                     Fed. Hwy. Rev. (Cap. Appreciation)
                     Series E, 0%, 8/31/26(Pre-Refunded
                     to 8/31/05@ 20.8626

Colorado             Arapahoe County Cap. Impt. Trust      7,000,000     2,362,500
                     Fund Hwy. Rev. Series C, 0%
                     8/31/15 (Pre-Refunded to8/31/05 @
                     48.618)

Colorado             Aurora Gen. Oblig. Rfdg. 4.75%
                     11/1/14

Colorado             Colorado Health Facs. Auth. Rev.
                     (Hosp. Sys.-Swedish Med. Ctr.)
                     Series A, 7.25%10/1/08
                     (Pre-Refunded to 10/1/00 @ 102)

Colorado             Colorado Health Facs. Auth. Rev.
                     Rfdg. (Rocky Mountain Adventist)
                     6.25% 2/1/04

Colorado             Colorado Health Facs. Auth. Rev.      6,600,000     7,020,750
                     Rfdg. (Rocky Mountain Adventist)
                     6.625% 2/1/13

Colorado             Colorado Health Facs. Auth. Rev.      3,900,000     4,114,500
                     Rfdg. (Rocky Mountain Adventist)
                     6.625% 2/1/22

Colorado             Colorado Springs Arpt. Rev. (Cap.     250,000       171,875
                     Appreciation) 0% 1/1/06 (MBIA
                     Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/02
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/04
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/09
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/10
                     (MBIA Insured)

Colorado             Colorado Univ. Hosp. Auth. Hosp.
                     Rev. Series A, 6.25% 11/15/12
                     (AMBAC Insured)

Colorado             Colorado Univ. Rev. (Research
                     Bldg. Revolving Fund) (Biomedical
                     Research Bldg. Proj.)7% 6/1/09

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series A, 0%
                     11/15/02 (MBIA Insured) (AMT)

Colorado             Denver City & County Arpt. Rev.       1,480,000     1,006,400
                     (Cap. Appreciation) Series A, 0%
                     11/15/05 (MBIA Insured)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series D, 0%
                     10/15/03 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series D, 0%
                     11/15/04 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series D, 0%
                     11/15/05 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.       2,600,000     2,619,812
                     Rfdg. Series D, 5% 11/15/98 (AMT)

Colorado             Denver City & County Arpt. Rev.       4,100,000     4,203,033
                     Series A, 6.90% 11/15/98 (AMT)

Colorado             Denver City & County Arpt. Rev.       2,750,000     2,880,625
                     Series A, 7% 11/15/99 (AMT)

Colorado             Denver City & County Arpt. Rev.       4,075,000     4,385,719
                     Series C, 6.50% 11/15/06 (AMT)

Colorado             Denver City & County Arpt. Rev.
                     Series D, 7% 11/15/25

Colorado             Denver City & County Arpt. Rev.
                     Series D, 7% 11/15/25
                     (Pre-Refunded 11/15/01 @ 100)

Colorado             Denver City & County Arpt. Rev.       3,000,000     3,266,250
                     Series D, 7.40% 11/15/01 (AMT)

Colorado             Denver City & County School Dist.
                     #1 Rfdg. (Cap. Appreciation)
                     Series A, 0% 12/1/08(MBIA Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 5.50% 6/15/00 (FSA
                     Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 6% 6/15/03 (FSA Insured)

Colorado             Highlands Ranch Metropolitan Dist.    1,000,000     1,162,500
                     #2 Rfdg. 6.50% 6/15/10 (FSA
                     Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 6.50% 6/15/12 (FSA
                     Insured)

Colorado             Jefferson County Ctfs. of Prtn.
                     Rfdg. 6.65% 12/1/08 (MBIA Insured)

Colorado             Jefferson County Single Family
                     Mtg. Rev. Rfdg. Series 1991-A,
                     8.875% 10/1/13 (MBIAInsured)

Connecticut          Connecticut Health & Ed. Facs.
                     Auth. Rev. (St. Raphael Hosp.)
                     5.30% 7/1/10, (AMBAC Insured)

Connecticut          Connecticut Health & Edl. Facs.       6,900,000     7,960,875
                     Auth. Rev. (New Britain Mem.
                     Hosp.) Series A, 7.75% 7/1/22

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. (New Britain Mem.
                     Hosp.) Series A, 7.50%7/1/06

Connecticut          Connecticut Health & Edl. Facs.       1,000,000     1,021,250
                     Auth. Rev. Rfdg. (Quinnipiac
                     College) Series D, 6% 7/1/13

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. Rfdg. (St. Raphael
                     Hosp.) Series H, 5.25%7/1/12
                     (AMBAC Insured)

Connecticut          Connecticut Hsg. Fin. Auth. Hsg.      190,000       202,588
                     Mtg. Fin. Prog. Sub-Series B-1,
                     6.50% 5/15/18

Connecticut          Connecticut Resource Recovery
                     Auth. Rev. Rfdg. Series A, 5.375%
                     11/15/10 (MBIA Insured)

Connecticut          Connecticut Spl. Tax Oblig. Rev.
                     6% 10/1/06 (MBIA Insured)

Connecticut          Eastern Connecticut Resource          900,000       902,250
                     Recovery Auth. Solid Waste Rev.
                     (Wheelabrator LisbonProj.) Series
                     A, 5% 1/1/24 (AMT)

District of          District of Columbia Gen. Oblig.      1,250,000     1,340,625
Columbia             Rfdg. Series A, 5.875% 6/1/05
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A-1, 6% 6/1/11 (MBIA
                     Insured)

District of          District of Columbia Gen. Oblig.      3,410,000     3,529,350
Columbia             Rfdg. Series A-3, 5.30% 6/1/04
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.      2,910,000     3,033,675
Columbia             Rfdg. Series A-3, 5.40% 6/1/05
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series B-1, 5.40% 6/1/06
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.      5,000,000     5,181,250
Columbia             Rfdg. Series B-3, 5.30% 6/1/05
                     (MBIA Insured)

District of          District of Columbia Gen. Oblig.      2,170,000     2,240,525
Columbia             Rfdg. Series C, 5.25% 12/1/03
                     (FGIC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series D, 6% 6/1/05 (AMBAC
                     Insured)

District of          District of Columbia Hosp. Rev.       2,870,000     3,142,650
Columbia             (Hosp. for Sick Children) Series
                     A, 8.875% 1/1/21

District of          District of Columbia Redev. Land
Columbia             Agcy. Washington D.C. Sports Arena
                     Spl. Tax Rev.5.40% 11/1/00

District of          District of Columbia Redev. Land      1,275,000     1,295,719
Columbia             Agcy. Washington D.C. Sports Arena
                     Spl. Tax Rev.5.625% 11/1/10

District of          District of Columbia Rev. Rfdg.       2,000,000     2,090,000
Columbia             (Georgetown Univ.) Series A, 5.95%
                     4/1/14 (MBIAInsured)

District of          District of Columbia Rev. Rfdg.       1,000,000     1,031,250
Columbia             (Georgetown Univ.) Series A, 6%
                     4/1/18 (MBIA Insured)

District of          Metropolitan Washington Arpt.
Columbia             Auth. Gen. Arpt. Rev. Series A,
                     7.25% 10/1/10 (FGIC Insured) (AMT)

District of          Washington D.C. Metropolitan Area
Columbia             Trans. Auth. Gross Rev. Rfdg.
                     5.25% 7/1/14 (FGICInsured)

Florida              Broward County Resource Recovery      3,195,000     3,474,562
                     Rev. (SES Broward Co. LP South
                     Proj.) 7.95% 12/1/08

Florida              Dade County Aviation Rev. (Miami
                     Int'l Arpt.) Series B, 6% 10/1/24
                     (MBIA Insured)

Florida              Dade County Seaport Rev. Rfdg.
                     Series 95, 6.20% 10/1/10 (MBIA
                     Insured)

Florida              Florida Board of Ed. Cap. Outlay
                     Rfdg. (Pub. Ed.) Series D, 4.75%
                     6/1/17

Florida              Florida Division Fin. Dept. Gen.
                     Svcs. Rev. (Dept. of Natural
                     Resources-Preservation2000) Series
                     A, 6.25% 7/1/10 (MBIA Insured)

Florida              Florida Muni. Pwr. Agcy. Rev.
                     Rfdg. (Stanton II Proj.) 4.50%
                     10/1/16 (AMBAC Insured)

Florida              Florida Muni. Pwr. Agcy. Rev.         2,300,000     2,024,000
                     Rfdg. (Stanton II Proj.) 4.50%
                     10/1/27 (AMBAC Insured)

Florida              Jacksonville Elec. Auth. Rev. 6%
                     7/1/01 (Escrowed to Maturity)

Florida              Jacksonville Elec. Auth. Rev.
                     Series 73, 6.80% 7/1/12 (Escrowed
                     to Maturity)

Florida              Jacksonville Health Facs. Auth.
                     Ind. Dev. Rev. Rfdg. (Cypress
                     Village Proj.) (Nat'l.Benevolent
                     Assoc.) 7% 12/1/22

Florida              Jacksonville Port Auth. Rev. Rfdg.
                     (Port Facs.) 5.75% 11/1/09 (MBIA
                     Insured) (AMT)

Florida              Lakeland Elec. & Wtr. Rev. Rfdg.
                     (Jr. Sub-Lien) 6.50% 10/1/05 (FGIC
                     Insured)

Florida              Orange County Tourist Dev. Tax
                     Rev. Rfdg. Series A, 6.50% 10/1/10
                     (AMBAC Insured)

Florida              Orlando Util. Commission Wtr. &
                     Elec. Rev. Series B, 5.25% 10/1/23

Florida              Pasco County Solid Waste Disp. &
                     Resource Recovery Sys. Rev. 6%
                     4/1/08 (AMBAC Insured) (AMT)

Florida              Pasco County Solid Waste Disp. &      3,000,000     3,213,750
                     Resource Recovery Sys. Rev. 6%
                     4/1/09 (AMBAC Insured) (AMT)

Florida              Tampa Cap. Impt. Prog. Rev. Series
                     A, 8.25% 10/1/18

Georgia              Atlanta Downtown Dev. Auth. Rev.
                     Rfdg. (Underground Atlanta Proj.)
                     6.25% 10/1/12

Georgia              Atlanta Downtown Dev. Auth. Rev.
                     Rfdg. (Underground Atlanta Proj.)
                     6.25% 10/1/16

Georgia              Cobb County School Dist 6% 2/1/02     1,220,000     1,302,350

Georgia              Fulton County School Dist. Rfdg.
                     6.375% 5/1/14

Georgia              Georgia Gen. Oblig. Impt. Series
                     B, 7.20% 3/1/05

Georgia              Georgia Gen. Oblig. Rfdg. Series
                     E, 6% 7/1/04

Georgia              Georgia Gen. Oblig. Series B,
                     6.10% 3/1/05

Georgia              Georgia Gen. Oblig. Series B,
                     6.25% 4/1/03

Georgia              Georgia Muni. Elec. Pwr. Auth.        2,000,000     2,080,000
                     Pwr. Rev. Rfdg. Series Z, 5.50%
                     1/1/12

Georgia              Georgia Residential Fin. Auth.
                     Home Ownership Mtg. (Cap.
                     Appreciation) Series 1984 B,0%
                     12/1/15

Hawaii               Hawaii Arpts. Sys. Rev. 2nd
                     Series, 7.50% 7/1/20 (FGIC
                     Insured)*

Hawaii               Hawaii Gen. Oblig. Series CM, 5%
                     12/1/00 (FGIC Insured)

Hawaii               Hawaii Gen. Oblig. Series CM,
                     5.50% 12/1/02 (FGIC Insured)

Hawaii               Hawaii Hsg. Fin. & Dev. Corp.         1,500,000     1,515,000
                     Single Family Mtg. Rev. Series A,
                     4.90% 7/1/28 (AMT)

Hawaii               Honolulu Hawaii City and County
                     Rfdg. Series C, 5.50% 11/01/04
                     (FGIC Insured)

Idaho                Boise Urban Renewal Parking Agcy.
                     Rev. (Tax Increment) Series A, B,
                     C, 8.125% 9/1/15

Idaho                Idaho Falls Elec. Rfdg. 0% 4/1/07,
                     (FGIC Insured)

Idaho                Idaho Falls Rfdg. Elec. 0% 4/1/06
                     (FGIC Insured)

Idaho                Idaho Falls Rfdg. Elec. 0% 4/1/13
                     (FGIC Insured)

Idaho                Idaho Housing Agcy. Single Family
                     Mtg. Series 1991 B, 7.50% 7/1/24

Illinois             Chicago Board of Ed. (Chicago
                     School Reform) 6.25% 12/1/09 (MBIA
                     Insured)

Illinois             Chicago Board of Ed. (Chicago
                     School Reform) 6.25% 12/1/11 (MBIA
                     Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series
                     A-2, 5.25% 1/1/01 (AMBAC Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series
                     A-2, 6.25% 1/1/15 (AMBAC Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series
                     B, 5% 1/1/11 (AMBAC Insured)

Illinois             Chicago Ill FGIC Rfdg. Series B,
                     5.125% 1/1/15 (AMBAC Insured)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 5.25% 1/1/13 (MBIA Insured)
                     (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 5.25% 1/1/14 (MBIA Insured)
                     (AMT)

Illinois             Chicago Midway Arpt. Rev. Series      1,360,000     1,456,900
                     B, 6% 1/1/05 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6% 1/1/08 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6% 1/1/10 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6.125% 1/1/11 (MBIA Insured)
                     (AMT)

Illinois             Chicago Motor Fuel Tax Rev. Rfdg.
                     Series A, 5.375% 1/1/14 (AMBAC
                     Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      4,500,000     4,702,500
                     (Passenger Facs. Charge) Series A,
                     5.60% 1/1/10 (AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. 2nd Lien) Series
                     A, 5.50% 1/1/16(AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      5,250,000     5,768,438
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.25% 1/1/08 (MBIA
                     Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      6,730,000     7,386,175
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.25% 1/1/09
                     (AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.375% 1/1/12
                     (MBIA Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      2,300,000     2,501,250
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.375% 1/1/15
                     (MBIA Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.      4,720,000     5,203,800
                     Facs. Rev. (American Airlines,
                     Inc. Proj.) Series A, 7.875%
                     11/1/25 (AMT)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.
                     Facs. Rev. (United Airlines, Inc.)
                     8.25% 5/1/99 (AMT)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.
                     facs. Rev. Rfdg. (Int'l. Term.)
                     Series A, 7.50%1/1/17 (AMT)

Illinois             Chicago Park Dist. Rfdg. 6.25%
                     1/1/09 (FGIC Insured)

Illinois             Chicago Residential Mtg. Rev.
                     Rfdg. (Cap. Appreciation) Series
                     B, 0% 10/1/09 (MBIAInsured)

Illinois             Chicago Wtr. Rev. 0% 11/1/01 (FGIC
                     Insured)

Illinois             Cooke & Will Counties Township        2,350,000     1,788,937
                     High School Dist. #206 (Cap.
                     Appreciation) Series A,0% 12/1/03
                     (AMBAC Insured) (Escrowed to
                     Maturity)

Illinois             DeKalb Single Family Mtg. Rev.
                     7.45% 12/1/09, (GNMA Coll.)*

Illinois             Illinois Dev. Fin. Auth. Poll.        7,000,000     7,857,500
                     Cont. Rev. Rfdg. (Commerce Edison
                     Co. Proj.) Series D,6.75% 3/1/15
                     (AMBAC Insured)

Illinois             Illinois Health Facs. Auth. Rev.      3,415,000     3,952,862
                     (GlenOaks Med. Ctr.) Series D,
                     9.50% 11/15/15 (Escrowed to
                     Maturity)

Illinois             Illinois Health Facs. Auth. Rev.
                     (Mem. Hosp.) 6.875% 5/1/00

Illinois             Illinois Health Facs. Auth. Rev.
                     (Mem. Hosp.) 7.125% 5/1/10

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (Lutheran Gen. Health Care
                     Sys.) Series C, 6%4/1/18

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (Lutheran Gen. Health Care
                     Sys.) Series C, 7%4/1/14

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (OSF Healthcare Sys.) 6%
                     11/15/13

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (Swedish American Hosp.)
                     5.375% 11/15/13 (AMBAC Insured)

Illinois             Illinois Reg'l. Trans. Auth.
                     Series C, 7.75% 6/1/13 (FGIC
                     Insured)

Illinois             Illinois Toll Hwy. Auth. Toll Hwy.
                     Rev. Rfdg. Series A, 6% 1/1/09
                     (FGIC Insured)

Illinois             Lake County Forest Preserve Dist.
                     Unltd. Tax (Cap. Appreciation) 0%
                     12/1/07

Illinois             Lake County Forest Preserve Dist.
                     Unltd. Tax (Cap. Appreciation) 0%
                     12/1/08

Illinois             Metropolitan Pier & Exposition        7,155,000     4,284,056
                     Auth. Dedicated Tax Rev.
                     (McCormick Place Expansion Proj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/08 (MBIA Insured)

Illinois             Metropolitan Pier & Exposition        4,000,000     2,395,000
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/08 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition        5,000,000     2,818,750
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/09 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/10 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     Series A, 6.50% 6/15/07 (FGIC
                     Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Plain Expansion Proj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/12 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Plane ExpansionProj.)
                     (Cap. Appreciatiion) Series A, 0%
                     6/15/12 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev. 0%
                     6/15/00 (AMBAC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev. Refdg.
                     (McCormick PlaceExpansion Proj.)
                     Series A, 5.25% 12/15/10

Illinois             Northern Univ. Rev. Auxiliary
                     Facs. Sys. Rfdg. 6% 4/1/02 (FGIC
                     Insured)

Indiana              Indiana Bond Bank Rev. (State         500,000       573,750
                     Revolving Fund Prog.) Series A, 7%
                     2/1/05

Indiana              Indiana Health Facs. Fing. Auth.
                     Hosp. Rev. Rfdg. (Columbus Reg'l.
                     Hosp.) 7% 8/15/15(FSA Insured)

Indiana              Indiana Health Facs. Fing. Auth.      4,000,000     4,035,000
                     Hosp. Rev.Rfdg. (Clarian Health
                     Partners, Inc.) Series A, 5.50%
                     2/15/16

Indiana              Indiana Muni. Pwr. Agcy. Pwr.
                     Suppply Sys. Rev. Rfdg. Series B,
                     5.50% 1/1/16 (MBIAInsured)

Indiana              Indianapolis Arpt. Auth. Rev.
                     Rfdg. Series A, 5.60% 7/1/15 (FGIC
                     Insured)

Indiana              Indianapolis Econ. Dev. Rev. Rfdg.
                     & Impt. (Nat'l. Benevolent Assoc.)
                     7.625% 10/1/22

Indiana              Indianapolis Resource Recovery
                     Rev. Rfdg. (Ogden Martin Sys. Inc.
                     Proj.) 6.75% 12/1/06(AMBAC
                     Insured)

Indiana              Jasper County Poll. Cont. Rev.
                     Rfdg. (Northern Indiana Pub. Svc.)
                     7.10% 7/1/17 (MBIAInsured)

Kansas               Butler County Solid Wste Disposal     3,400,000     3,400,000
                     Facs Series 1994, 3.45% 8/1/24

Kansas               Johnson County Unified School Dist
                     #512 (Shawnee Mission) 8% 10/1/04

Kansas               Johnson County Unified School
                     Dist. #512 (Shawnee Mission) 8%
                     10/1/03

Kansas               Johnson County Unified School
                     Dist. #512 (Shawnee Mission) 8%
                     10/1/05

Kansas               Kansas City Util. Sys. Rev. (Cap.
                     Appreciation) 0% 9/1/10 (AMBAC
                     Insured)

Kansas               Kansas City Util. Sys. Rev. (Cap.
                     Appreciation) 0% 9/1/10 (AMBAC
                     Insured) (Escrowed to Maturity)

Kansas               Kansas Dept. Trans. Hwy. Rev.
                     7.25% 3/1/05

Kansas               Kansas Tpk. Auth. Tpk. Rev. Rfdg.     2,000,000     2,055,000
                     (Toll Roads, Bridges & Mass
                     Transit Proj.) 5.25% 9/1/01 (AMBAC
                     Insured)

Kansas               Kansas Tpk. Auth. Tpk. Rev. Rfdg.
                     (Toll Roads, Bridges & Mass
                     Transit Proj.) 5.25% 9/102 (AMBAC
                     Insured)

Kansas               Reno County Mtg. Rev. Rfdg.
                     (Single Family) Series B, 8.70%
                     9/1/11

Kansas               Wichita Hosp. Rev. Series III-A,
                     6.465% 10/20/17 (MBIA Insured)

Kentucky             Jefferson County Cap. Projs. Corp.
                     Rev. (Muni. Multiple Rfdg. Lease)
                     Series A, 0%8/15/11

Kentucky             Jefferson County Hosp. Rev.
                     (Alliant Health Sys. Proj.) 6.367%
                     10/9/08 (FGIC Insured)

Kentucky             Kenton County Arpt. Board Arpt.       5,100,000     5,654,625
                     Rev. Rfdg. (Spl. Facs. Delta
                     Airlines, Inc. Proj.) Series A,
                     7.50% 2/1/20 (AMT)

Kentucky             Kenton County Arpt. Board Arpt.       1,480,000     1,559,550
                     Rev. Rfdg. (Cincinnati/Northern
                     Kentucky Int'l. Arpt.)Series A,
                     5.65% 3/1/04 (MBIA Insured) (AMT)

Kentucky             Kentucky Tpk. Auth. Econ. Dev.
                     Road Rev. Rfdg. (Revitalization
                     Proj.) 5.50% 7/1/09(AMBAC Insured)

Kentucky             Kentucky Tpk. Auth. Econ. Dev.
                     Road Rev. Rfdg. (Revitalization)
                     (Cap. Appreciation) 0% 1/1/02
                     (FGIC Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Rfdg. Series B, 0% 1/1/08, (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Series B, 0% 1/1/07 (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.       2,000,000     1,160,000
                     Series B, 0% 1/1/09 (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.       4,440,000     2,419,800
                     Series B, 0% 1/1/10 (AMBAC
                     Insured)

Louisiana            Louisiana Gen. Oblig. Rfdg. Series    1,000,000     1,070,000
                     A 6.0% 8/1/02 (FGIC Insured)

Louisiana            Louisiana Gen. Oblig. Series A,       4,000,000     4,460,000
                     6.75% 5/15/03 (MBIA Insured)

Louisiana            Louisiana Gen. Oblig. Series A,
                     6.75% 5/15/04, (MBIA Insured)

Louisiana            Louisianna Offshore Term Auth.
                     Series B, 7.60% 9/1/10

Louisiana            Lousianna Offshore Term Auth.
                     Series E, 7.60% 9/1/10
                     (Pre-Refunded 9/1/00 @ 102)

Louisiana            Monroe-West Monroe Pub. Trust
                     Fing. Auth. Mtg. Rev. Rfdg. (Cap.
                     Appreciation) Series C, 0% 8/20/14

Louisiana            New Orleans Gen. Oblig. Rfdg.
                     (Cap. Appreciation) 0% 9/1/09
                     (AMBAC Insured)

Louisiana            New Orleans Pub. Impt. Unltd. Tax
                     7% 9/1/19 (FGIC Insured)
                     (Pre-Refunded to 9/1/02 @100)

Louisiana            St. John Baptist Parish Sales Tax
                     Dist. Rfdg. Series 1989-ST, 7.80%
                     12/1/14

Maryland             Baltimore Consolidated Pub. Impt.     1,545,000     1,809,581
                     Rfdg. Series A, 7.25% 10/15/04
                     (FGIC Insured)

Maryland             Baltimore Consolidated Pub. Impt.
                     Series A, 7.25% 10/15/05 (FGIC
                     Insured)

Maryland             Howard County Mtg. Rev.
                     (Heartlands Elderly Apts. Proj.)
                     8.875% 12/1/10 (MBIA Insured) (FHA
                     Guaranteed)

Maryland             Maryland Commmty. Dev. Admin.
                     Dept. of Hsg. & Commty. Dev.
                     (Single Family Housing) Series B,
                     5.05% 9/1/19

Maryland             Maryland Health & Higher Edl.
                     Facs. Auth. REv. Refdg. (John
                     Hopkins Univ.) 5.25% 7/1/17

Maryland             Maryland Health & Higher Edl.         2,500,000     2,437,500
                     Facs. Auth. Rev. Rfdg. (Johns
                     Hopkins Univ.) 5.125% 7/1/20

Maryland             Maryland Health & Higher Edl.
                     Facs. Auth. Rev. Rfdg. (Johns
                     Hopkins Univ.) 5.25% 7/1/19

Maryland             Montgomery County Gen. Oblig.
                     Rfdg. (Consolidated Pub. Impt.)
                     Series A, 5.60% 7/1/04

Maryland             Prince George's County Solid Waste
                     Mgmt. Sys. Rev. Rfdg. 5.25%
                     6/15/13 (FSA Insured)

Massachusetts        Boston Gen. Oblig. Series A,
                     4.875% 9/1/09 (FSA Insured)

Massachusetts        Boston Gen. Oblig. Series A,
                     4.875% 9/1/11 (FSA Insured)

Massachusetts        Boston Metropolitan Dist. Gen.
                     Oblig. Rfdg. 8% 12/1/03 (MBIA
                     Insured)

Massachusetts        Boston Rev. (Boston City Hosp.)       2,750,000     3,042,187
                     Series A, 7.625% 2/15/21 (FHA
                     Guaranteed) (Pre-Refunded to
                     8/15/00 @ 102)

Massachusetts        Boston Rev. Rfdg. (Boston City
                     Hosp.) 7.15% 8/15/01 (FHA
                     Guaranteed) (Pre-Refunded
                     to8/15/00 @ 102)

Massachusetts        Haverhill Gen. Oblig. Rfdg. Series
                     A, 6.70% 9/1/10 (AMBAC Insured)

Massachusetts        Holyoke Gen. Oblig. Ltd. Tax 8.15%
                     6/15/06 (MBIA Insured)
                     (Pre-Refunded to 6/15/02 &103)

Massachusetts        Massachusetts Bay Trans. Auth.
                     Rfdg. (Gen. Trans. Sys.) Series A,
                     5.50% 3/1/12

Massachusetts        Massachusetts Bay Trans. Auth.        3,800,000     4,260,750
                     Rfdg. (Gen. Trans. Sys.) Series B,
                     6.20% 3/1/16

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.05% 7/1/08 (AMBACInsured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.15% 7/1/10 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.25% 7/1/11 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.30% 7/1/12 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Edl. Loan Auth.
                     (Edl. Loan Rev) Issue E, Series B
                     5.85% 7/1/06 (AMBAC Insured)

Massachusetts        Massachusetts Edl. Loan Auth.
                     (Edl. Loan Rev.) Issue E, Series
                     B, 5.75% 7/1/05 (AMBACInsured)

Massachusetts        Massachusetts Educational Laoan
                     Auth. (Edl.Loan Rev.) Issue E
                     Series B, 5.95% 7/1/07 (AMBAC
                     Insured)

Massachusetts        Massachusetts Gen. Oblig.
                     Consolidated Loan Series A, 5%
                     1/1/12

Massachusetts        Massachusetts Gen. Oblig.
                     Consolidated LoanSeries A, 6%
                     6/1/11 (Pre-Refunded to
                     6/1/01@100)

Massachusetts        Massachusetts Gen. Oblig.
                     Consolidated LoanSeries C, 5.375%
                     9/1/14 (MBIA Insured)

Massachusetts        Massachusetts Gen. Oblig. Rfdg.       9,000,000     9,270,000
                     Series A, 5.50% 2/1/11 (MBIA
                     Insured)

Massachusetts        Massachusetts Gen. Oblig. Rfdg.
                     Series A, 6.25% 7/1/03

Massachusetts        Massachusetts Gen. Oblig. Rfdg.       3,505,000     3,855,500
                     Series A, 6.25% 7/1/04

Massachusetts        Massachusetts Health & Edl. Facs.     13,000,000    15,535,000
                     Auth. Rev. (1st. Mtg.) (Fairview
                     Extended Care)Series A, 10.25%
                     1/1/21 (Pre-Refunded to 1/1/01 @
                     103)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (Bentley College)
                     Series H, 6.90% 7/1/21(MBIA
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.     1,000,000     998,750
                     Auth. Rev. (New England Med. Ctr.
                     Hosp.) Series G,5.375% 7/1/24
                     (MBIA Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (Northeastern Univ.)
                     Series B, 7.60%10/1/10 (AMBAC
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Baystate Med.
                     Ctr.) Series D, 5%7/1/12 (FGIC
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.     5,100,000     5,100,000
                     Auth. Rev. Rfdg. (Fairview
                     Extended Care) Series B,4.55%
                     7/14/02 (MBIA Insured) LOC
                     BankBoston N.A.

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Harvard Univ.)
                     Series P, 6.50%11/1/03

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Massachusetts
                     Gen. Hosp.) Series F , 6.25%
                     7/1/12 (AMBAC Insured)

Massachusetts        Massachusetts Hsg. Fin. Agcy. Hsg.    2,500,000     2,693,750
                     Rev. Rfdg. (Rental) Series A,
                     6.60% 7/1/14(AMBAC Insured) (AMT)

Massachusetts        Massachusetts Hsg. Fin. Agcy. Hsg.
                     Rev. Rfdg. (Rental) Series A,
                     6.65% 7/1/19 (AMBACInsured) (AMT)

Massachusetts        Massachusetts Ind. Fin. Agcy. Ind.    3,985,000     4,506,278
                     Rev. (Union Mission Proj.) 9.55%
                     9/1/26(FHA Guaranteed)

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/04

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    4,000,000     2,625,000
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/06

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    6,000,000     3,285,000
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/09

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/10

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    6,300,000     4,851,000
                     (Cap. Appreciation) (Massachusetts
                     BiomedicalResearch) Series A-2, 0%
                     8/1/03

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    290,000       301,963
                     (Massachusetts Biomedical
                     Research) Series A-1,7.10% 8/1/99

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    3,200,000     3,420,000
                     Rfdg. (Atlanticare Med. Ctr.)
                     Series A, 10.125%11/1/14

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.    10,000,000    11,062,500
                     Rfdg. (Emerson College) Series A,
                     8.90% 1/1/18

Massachusetts        Massachusetts Muni. Wholesale
                     Elec. Co. Pwr. Supply Sys. Rev.
                     Rfdg. 5% 7/1/10 (AMBACInsured)

Massachusetts        Massachusetts Muni. Wholesale         1,300,000     1,371,500
                     Elec. Co. Pwr. Supply Sys. Rev.
                     Series D, 6% 7/1/06

Massachusetts        Massachusetts Tpk. Auth.
                     Metropolitan Hwy. Sys. Rev. Series
                     A, 5% 1/1/27 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth.              1,500,000     1,471,875
                     Metropolitan Hwy. Sys. Rev. Series
                     A, 5.125% 1/1/23 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth.              6,215,000     6,215,000
                     Metropolitan Hwy. Sys. Rev. Series
                     B, 5.25% 1/1/17 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth. Western
                     Tpk. Rev. Series A, 5.55% 01/1/17
                     (MBIA Insured)

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series A, 5.70% 7/1/05(AMT)

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series B, 5.40% 6/1/00

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series G, 5% 8/1/00

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series G, 5.20% 8/1/02

Massachusetts        Palmer Gen. Oblig. Rfdg. 5.50%
                     10/1/10 (MBIA Insured)

Michigan             Detroit Convention Facs. Rev.         1,000,000     1,003,750
                     Rfdg. (Cobo Hall Expansion Proj.)
                     5.25% 9/30/12

Michigan             Detroit Hosp. Fin. Auth. Hosp.        5,930,000     1,067,400
                     Facs. Rev. Rfdg. (Michigan Health
                     Care Corp. Proj.) 0%12/1/20

Michigan             Flint Hosp. Bldg. Auth. Rev.          4,750,000     5,159,688
                     (Hurley Med. Ctr.) 7.80% 7/1/14

Michigan             Flint Michigan Hosp. Bldg. Auth.      500,000       521,250
                     Rev. Rfdg. (Hurley Med. Ctr.)
                     Series A, 6% 7/1/06

Michigan             Highland Park Hosp. Fin. Auth.        9,330,000     23,325
                     Hosp. Facs. Rev. (Lakeside Commty.
                     Hosp. Proj.) 0% 3/1/20

Michigan             Highland Park Hosp. Fin. Auth.        7,350,000     1,323,000
                     Hosp. Facs. Rev. 9.875% 12/1/19

Michigan             Jackson County Hosp. Fin. Auth.
                     Hosp. Rev. Rfdg. (W.A. Foote Mem.
                     Hosp.) Series A,4.75% 6/1/15 (FGIC
                     Insured)

Michigan             Michigan Bldg. Auth. Rev. Series
                     II, 6.25% 10/1/20 (MBIA Insured)

Michigan             Michigan Hosp. Fin. Auth. Rev.
                     Rfdg. (Bay Med. Ctr.) Series A,
                     8.25% 7/1/12

Michigan             Michigan Hosp. Fin. Auth. Rev.
                     Rfdg. (Sisters of Mercy Health
                     Corp.) 5.375% 8/15/14(MBIA
                     Insured)

Michigan             Michigan Hsg. Dev. Auth. Single
                     Family Mtg. Rev. Series A, 7.50%
                     6/1/15

Michigan             Michigan Hsg. Dev. Auth. Single
                     Family Mtg. Rev. Series A, 7.70%
                     12/1/16

Michigan             Michigan Strategic Fund Ltd.          11,400,000    12,882,000
                     Oblig. Rev. (Mercy Svcs. for Aging
                     Proj.) 9.40% 5/15/20(Pre-Refunded
                     to 5/15/00 @ 102)

Michigan             Michigan Univ. Rev. Rfdg. (Univ.
                     Hosp. Proj.) Series A, 5.75%
                     12/1/12

Michigan             Royal Oak Hosp. Fin. Auth. Hosp.
                     Rev. Rfdg. (William Beaumont
                     Hosp.) 5.50% 1/1/14

Michigan             Royal Oak Hosp. Fin. Auth. Rev.       400,000       444,500
                     Rfdg. (William Beaumont Hosp.)
                     6.25% 1/1/09

Michigan             Tawas City Hosp. Fin. Auth. Hosp.     385,000       395,695
                     Rev. (St. Joseph Hosp. Proj.)
                     Series A, 8.50%3/15/12

Michigan             Western Townships Util. Auth. Swr.
                     Disp. Sys. Ltd. Tax 8.20% 1/1/18

Michigan             Western Townships Util. Auth. Swr.
                     Disp. Sys. Rfdg. (Cap.
                     Appreciation) 0% 1/1/05
                     (FSAInsured)

Minnesota            Centennial Independant School
                     Dist. #12 Rfdg. Series B, 4.875%
                     2/1/12 (FGIC Insured)

Minnesota            Maplewood Health Care Facs. Rev.
                     (Healtheast Proj.) 5.80% 11/15/03

Minnesota            Minneapolis & St. Paul Hsg. &         4,500,000     4,224,375
                     Redev. Auth. Health Care Sys. Rev.
                     Rfdg. (HealthspanHealth Sys.
                     Corp.) Series A, 4.75% 11/15/18
                     (AMBAC Insured)

Minnesota            Minneapolis Gen. Oblig. (Cap.
                     Appreciation) Series B, 0% 12/1/03

Minnesota            Minnesota Hsg. Fin. Agcy. (Single
                     Family Mtg.) Series B, 5.80%
                     7/1/25 (AMT)

Minnesota            Minnesota Univ. Rfdg. 4.80%
                     8/15/03

Minnesota            Northern Muni. Pwr. Agcy. Elec.
                     Sys. Rev. Rfdg. Series A, 7.25%
                     1/1/16

Minnesota            Rochester Health Care Facs. Rev.
                     Rfdg. (Mayo Foundation/Mayo Med.
                     Ctr.) Series I,5.90% 11/15/09

Minnesota            Rochester Health Care Facs. Rev.
                     Rfdg. (Mayo Foundation/Myao Med.
                     Ctr.) Series I,5.90% 11/15/10

Minnesota            St. Cloud Hosp. Facs. Auth. Rev.
                     Rfdg. (St. Cloud Hosp. Proj.)
                     Series C, 5.25% 10/1/13(AMBAC
                     Insured)

Minnesota            St. Paul Hgs. & Redevelopment         1,000,000     1,022,500
                     Auth. Hosp. Rev. Series B, 9.75%
                     11/1/17

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Pwr. Supply Rev. Series B, 6%
                     1/1/04 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.    500,000       560,625
                     Rev. Rfdg. Series A, 6.25% 1/1/06
                     (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.    500,000       500,000
                     Wtr. Supply Rev. Rfdg. Series A,
                     5.50% 1/1/10 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Wtr. Supply Rev. Rfdg. Series A,
                     5.50% 1/1/11 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr.
                     Agncy. Pwr. Supply Rev. Rfdg.
                     Series A, 5.50% 1/1/12 (AMBAC
                     Insured)

Mississippi          Hinds County Ctfs. of Prtn. (Hinds
                     County Welfare Dept. Proj.) 7.75%
                     3/1/09(Pre-Refunded to 3/1/99 @
                     102)

Mississippi          Hinds County Rev. Rfdg.
                     (Mississipi Methodist Hosp. &
                     Rehabilitation) 5.60% 5/1/12(AMBAC
                     Insured)

Mississippi          Mississippi Home Corp. Single
                     Family Rev. Rfdg. Series 1990-A,
                     9.25% 3/1/12 (FGICInsured)

Missouri             Boone County Ind. Dev. Auth. Ind.     2,175,000     2,593,688
                     Rev. (1st. Mtg.) (Fairview
                     Extended Care) Series A, 10.125%
                     1/1/11 (Pre-Refunded to 1/1/01 @
                     103)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     Series 1991, 6.875% 6/1/11(MBIA
                     Insured) (Escrowed to Maturity)

Montana              Montana Coal Severance Tax Rfdg.
                     (Broadwater Pwr. Proj.) Series A,
                     6.875% 12/1/11*

Nebraska             Douglas County Hosp. Auth. #1 Rev.
                     Rfdg. (Immanuel Med. Ctr., Inc.)
                     6.90% 9/1/11(AMBAC Insured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.         1,500,000     1,606,875
                     (Elec. Sys.) Series A, 6% 1/1/06

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     Rfdg. (Pwr. Supply Sys.) Series B,
                     5.25% 1/1/13 (MBIAInsured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     Rfdg. (Pwr. Supply Sys.) Series C,
                     5% 1/1/10 (MBIA Insured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.         10,000,000    9,525,000
                     Rfdg. (Pwr. Supply Sys.) Series C,
                     5% 1/1/17

Nebraska             Scotts Bluff County Hosp. Auth. #1
                     Hosp. Rev. Rfdg. (Reg'l. West Med.
                     Ctr. Proj.)6.45% 12/15/04

Nevada               Las Vegas Downtown Redev. Agcy.       500,000       516,875
                     Tax Increment Rev. (Sub. Lien
                     Fremont State Proj.)Series A,
                     6.10% 6/15/14

New Hampshire        New Hampshire Higher Edl. & Health    3,470,000     4,285,450
                     Facs. Auth. Rev. (1st. Mtg.
                     Riverwoods at Exeter)9% 3/1/23
                     (Pre-Refunded to 3/1/03 @ 103)

New Hampshire        New Hampshire Higher Edl. & Health    3,595,000     3,851,144
                     Facs. Auth. Rev. (Littleton Hosp.
                     Assoc., Inc.)Series A, 9.50%
                     5/1/20

New Hampshire        New Hampshire Tpk. Sys. Rev. Rfdg.
                     Series A, 7% 11/1/06 (FGIC
                     Insured)

New Jersey           Camden County Muni. Util. Auth.
                     Swr. Rev. Rfdg. 6% 7/15/06 (FGIC
                     Insured)

New Jersey           New Jersey Econ. Dev. Auth. Econ.     3,500,000     3,625,965
                     Dev. Rev. Rfdg. (Stolt Term.
                     Proj.) 10.50% 1/15/18

New Jersey           New Jersey Health Care Facs. Fing.
                     Auth. Rev. (Christ Hosp. Group
                     Issue) 7% 7/1/06(Connie Lee
                     Insured)

New Jersey           New Jersey Tpk. Auth. Tpk. Rev.
                     Rfdg. Series C, 6.50% 1/1/09
                     (AMBAC Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.    7,650,000     7,965,563
                     Rfdg. (Trans. Sys.) Series A,
                     5.50% 6/15/11(MBIA Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.    1,035,000     1,122,975
                     Rfdg. (Trans. Sys.) Series A, 6%
                     6/15/03(AMBAC Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.    8,900,000     9,723,250
                     Rfdg. (Trans. Sys.) Series A, 6%
                     6/15/04 (AMBACInsured)

New Jersey           New Jersey Trans. Trust Fund Auth.    1,000,000     1,130,000
                     Rfdg. (Trans. Sys.) Series A,
                     6.50% 6/15/05 (AMBACInsured)

New Jersey           New Jersey Trans. Trust Fund Auth.    10,000,000    5,925,000
                     Rfdg. (Trans. Sys.) Series B,
                     5.25% 6/15/12

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series B,
                     6.50% 6/15/10 (MBIAInsured)

New Jersey           New Jersey Transit Corp. Series A,
                     5.40% 9/1/02 (FSA Insured)

New Jersey           New Jersey Wastewtr. Treatment
                     Trust Ref. Series C, 6.25% 5/15/04
                     (MBIA Insured)

New Jersey           Passaic County Util. Auth. Solid
                     Waste Disp. Rev. Rfdg. (Cap.
                     Appreciation) 0% 3/1/01 (MBIA
                     Insured)

New Jersey           Warren County Poll. Cont. Fing.
                     Auth. Resource Recovery Rev. 6.55%
                     12/1/06 (MBIAInsured)

New Mexico           Albuquerque Arpt. Rev. Rdfg. 6.75%
                     7/1/10 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.25%
                     7/1/03 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.50%    1,500,000     1,698,750
                     7/1/08 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.70%
                     7/1/18 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.75%    1,150,000     1,328,250
                     7/1/09 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.75%
                     7/1/12 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Series A,
                     6.60% 7/1/16 (AMBAC Insured)

New Mexico           Albuquerque Refuse Removal & Disp.
                     Rev. Rfdg. 5.25% 7/1/09 (AMBAC
                     Insured)

New Mexico           New Mexico Edl. Assistance
                     Foundation Student Loan Rev.
                     Series B, 5.25% 4/1/05
                     (AMBACInsured)

New Mexico           New Mexico Univ. Rev. Rfdg. Series    1,940,000     2,146,125
                     A, 6% 6/1/21

New Mexico           Rio Rancho Wtr. & Wastewtr. Sys.
                     Rev. Series A, 5.90% 5/15/15 (FSA
                     Insured)

New York             Metropolitan Trans. Auth. Commuter
                     Facs. Rev. Series A, 5.625% 7/1/27
                     (MBIA Insured)

New York             Metropolitan Trans. Auth. Commuter
                     Facs. Rev. Series A, 6% 7/1/21
                     (FGIC Insured)

New York             Metropolitan Trans. Auth. Facs.
                     Rev. SeriesA, 6% 7/1/16 (FGIC
                     Insured)

New York             Metropolitan Trans. Auth. Svc.
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/08

New York             Metropolitan Trans. Auth. Svc.
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/08

New York             Metropolitan Trans. Auth. Svc.
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/13

New York             Metropolitan Trans. Auth. Svc.        1,000,000     1,092,500
                     Contract Transit Rfdg. Series 5,
                     6.90% 7/1/05

New York             Metropolitan Trans. Auth. Svc.        1,000,000     1,038,750
                     Contract Transit Rfdg. Series 7,
                     5.40% 7/1/06

New York             Metropolitan Trans. Auth. Transit     8,000,000     8,350,000
                     Facs. Rev. Series A, 5.75% 7/1/21
                     (MBIA Insured)

New York             Metropolitan Trans. Auth.
                     Transport Facs. Rev. Rfdg. Series
                     K, 6.30% 7/1/06 (MBIAInsured)

New York             Metropolitan Trans. Auth.
                     Transport Facs. Rev. Rfdg. Series
                     K, 6.30% 7/1/07 (MBIAInsured)

New York             Metropolitan Trans. Auth.
                     Transport Facs. Rev. Series A,
                     6.10% 7/1/21 (FSA Insured)

New York             New York City Gen. Oblig. Rfdg.
                     Series A, 6.375% 8/1/05

New York             New York City Gen. Oblig. Rfdg.
                     Series A, 7% 8/1/03

New York             New York City Gen. Oblig. Rfdg.       4,000,000     4,200,000
                     Series B, 5.70% 8/15/02

New York             New York City Gen. Oblig. Rfdg.
                     Series C, 6.50% 8/1/07

New York             New York City Gen. Oblig. Rfdg.       1,000,000     1,090,000
                     Series D, 6.60% 2/1/03

New York             New York City Gen. Oblig. Rfdg.
                     Series E, 5.40% 2/15/03

New York             New York City Gen. Oblig. Rfdg.       3,500,000     3,889,375
                     Series E, 6.50% 2/15/04 (FGIC
                     Insured)

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 5.40% 8/1/04

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 5.50% 8/1/01

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 6% 8/1/07 (FGIC Insured)

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 7.875% 8/1/00

New York             New York City Gen. Oblig. Series
                     A, 6% 8/1/18 (FSA Insured)
                     (Escrowed to Maturity)

New York             New York City Gen. Oblig. Series
                     B, 7.50% 2/1/02

New York             New York City Gen. Oblig. Series      14,000,000    15,645,000
                     B, 7.50% 2/1/03

New York             New York City Gen. Oblig. Series
                     B, 7.50% 2/1/04

New York             New York City Gen. Oblig. Series
                     C, 6.40% 8/1/03

New York             New York City Gen. Oblig. Series      500,000       550,625
                     D, 6.50% 2/15/05

New York             New York City Gen. Oblig. Series
                     F, 6.10% 2/15/02

New York             New York City Gen. Oblig. Series
                     F, 6.10% 2/15/02 (Escrowed to
                     Maturity)

New York             New York City Gen. Oblig. Series
                     F, 8.10% 11/15/99

New York             New York City Gen. Oblig. Series
                     G, 5.40% 2/1/01

New York             New York City Gen. Oblig. Series
                     G, 5.60% 2/1/02

New York             New York City Gen. Oblig. Series
                     H, 6.90% 2/1/01

New York             New York City Gen. Oblig. Series
                     H, 6.90% 2/1/01 (Escrowed to
                     Maturity)

New York             New York City Gen. Oblig. Series
                     J, 6% 2/15/04

New York             New York City Gen. Oblig. Series      4,400,000     4,425,652
                     L, 4.75% 8/1/98

New York             New York City Ind. Dev. Agcy. Spl.    500,000       531,875
                     Facs. Rev. (Term. One Group Assoc.
                     Proj.) 6% 1/1/08(AMT)

New York             New York City Ind. Dev. Auth.         1,050,000     1,116,937
                     (Japan Airlines Co. Ltd. Proj.)
                     Series 91 , 6% 11/1/15 (FSA
                     Insured) LOC Morgan Guaranty Trust
                     Co. (AMT)

New York             New York City Muni. Assistance        5,000,000     5,431,250
                     Corp. Rfdg. Series E, 6% 7/1/04

New York             New York City Muni. Assistance        8,500,000     9,265,000
                     Corp. Rfdg. Series H, 6% 7/1/05

New York             New York City Muni. Assistance        3,200,000     3,476,000
                     Corp. Rfdg. Series J, 6% 7/1/04

New York             New York City Muni. Wtr. Fin.
                     Auth. Wtr. & Swr. Sys. Rev. Series
                     B, 5.875% 6/15/26

New York             New York City Rfdg. Series B,
                     5.50% 8/15/01(Escrowed to
                     Maturity)

New York             New York City Trust Cultural          1,950,000     2,006,062
                     Resources Rev. (American Museum of
                     Nat'l. History)Series A, 5.65%
                     4/1/27 (MBIA Insured)

New York             New York Gen. Oblig. Series A,
                     7.75% 8/17/07

New York             New York Gen. Oblig. Series B,
                     5.5% 8/15/01

New York             New York State Dorm. Auth. Lease
                     Rev. Rfdg.(State Univ. Dorm.
                     Facs.) Series A, 6%7/1/03 (AMBAC
                     Insured)

New York             New York State Dorm. Auth. Rev.
                     (State Univ. Edl. Facs.) 5.75%
                     5/15/09

New York             New York State Dorm. Auth. Rev.
                     (Suffolk County Judicial Facs.)
                     Series A, 9.50% 4/15/14

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.25% 5/15/15 (AMBAC
                     Insured)

New York             New York State Dorm. Auth. Rev.       750,000       789,375
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/05

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/08

New York             New York State Dorm. Auth. Rev.       1,500,000     1,567,500
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/10

New York             New York State Dorm. Auth. Rev.       5,250,000     5,400,937
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/13

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.875% 5/15/11

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 6.50% 5/15/04

New York             New York State Dorm. Auth. Rev.       3,300,000     3,551,625
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A,5.875% 5/15/17

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.25% 5/15/05

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.25% 5/15/11

New York             New York State Dorm. Auth. Rev.       3,000,000     3,168,750
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.50% 5/15/08

New York             New York State Envir. Facs. Corp.
                     Poll. Cont. Rev. Rfdg. (State Wtr.
                     Revolving Fund)(New York City
                     Muni. Wtr.) Series A, 5.75%
                     6/15/12

New York             New York State Local Gov't.
                     Assistance Corp. (Cap.
                     Appreciation) Series A, 0% 4/1/08

New York             New York State Local Gov't.
                     Assistance Corp. (Cap.
                     Appreciation) Series B, 0% 4/1/08

New York             New York State Local Gov't.           10,000,000    4,462,500
                     Assistance Corp. Rfdg. (Cap.
                     Appreciation) Series C,0% 4/1/13

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series A,
                     5.375% 4/1/16

New York             New York State Local Gov't.           2,200,000     2,326,500
                     Assistance Corp. Rfdg. Series A,
                     5.50% 4/1/04 (AMBACInsured)

New York             New York State Local Gov't.           5,000,000     4,756,250
                     Assistance Corp. Rfdg. Series C,
                     5% 4/1/21

New York             New York State Local Gov't.           4,250,000     4,345,625
                     Assistance Corp. Rfdg. Series C,
                     5.50% 4/1/17

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series E,
                     5.25% 4/1/16

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series E,
                     6% 4/1/14

New York             New York State Local Gov't.
                     Assistance Corp. Series B, 6%
                     4/1/18

New York             New York State Local Gov't.
                     Assistance Corp. Series C, 6.50%
                     4/1/15

New York             New York State Med. Care Facs.
                     Fin. Agcy. Rev. (Mtg. Proj.)
                     Series E, 6.20% 2/15/15(FHA
                     Guaranteed)

New York             New York State Mtg. Agcy. Rev.        5,000,000     5,193,750
                     (Homeowner Mtg.) Series 48, 6.05%
                     4/1/17 (AMT)

New York             New York State Thruway Auth. Hwy.     1,500,000     1,591,875
                     & Bridge Trust Fund Series A,
                     5.80% 4/1/09

New York             New York State Thruway Auth. Hwy.
                     & Bridge Trust Fund Series A,
                     6.25% 4/1/04 (MBIAInsured)

New York             New York State Tollway Auth. Gen.
                     Rev. (Spl. Oblig.) (Cap.
                     Appreciation) Series A, 0%1/1/05

New York             New York State Urban Dev. Corp.
                     Rev. Rfdg. (Correctional Facs.)
                     Series A, 5.10% 1/1/09 (AMBAC
                     Insured)

New York             New York State Urban Dev. Corp.
                     Rev. Rfdg. (State Facs.) 5.75%
                     4/1/11

New York             Niagara County Ind. Dev. Agcy.        4,210,000     1,894,500
                     Ind. Dev. Rev. (Wintergarden Inn
                     Assoc. Proj.)0% 6/1/11

New York             Niagara Falls Pub. Impt. 7.50%
                     3/1/18 (MBIA Insured)

New York             Suffolk County Wtr. Auth.
                     Waterwks. Rev. Rfdg. (Sr, Lien)
                     5.10% 6/1/09 (MBIA Insured)

New York             Triborough Bridge & Tunnel Auth.
                     Rev. (Convention Ctr. Proj.)
                     Series E, 7.25% 1/1/10

New York             Triborough Bridge & Tunnel Auth.
                     Rev. (Gen. Purp.) Series A, 4.75%
                     1/1/19

New York             Triborough Bridge & Tunnel Auth.      6,000,000     6,270,000
                     Rev. Rfdg. (Gen. Purp.) Series Y,
                     5.50% 1/1/17

New York             Triborough Bridge & Tunnel Auth.
                     Rev. Series A, 5.125% 1/1/22

North Carolina       North Carolina Eastern Muni. Pwr.     1,000,000     1,052,500
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 5.50% 1/1/04(MBIA Insured)

North Carolina       North Carolina Eastern Muni. Pwr.     1,000,000     1,053,750
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 5.50% 1/1/05(MBIA Insured)

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     B, 7% 1/1/08

North Carolina       North Carolina Eastern Muni. Pwr.     5,000,000     5,781,250
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     B, 7.25% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.     1,000,000     1,018,750
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 5.25% 1/1/04

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 5.50% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.     2,750,000     3,131,562
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 7% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.     2,500,000     2,634,375
                     Agcy. Pwr. Sys. Rev. Series B, 6%
                     1/1/05

North Carolina       North Carolina Eastern Muni. Pwr.     1,350,000     1,407,375
                     Sys. Elec. & Gas Rev. Rfdg. Series
                     A, 6.10% 1/1/01

North Carolina       North Carolina Muni. Pwr. Agcy. #1
                     Catawba Elec. Rev. 5.25% 1/1/09
                     (MBIA Insured)

North Carolina       North Carolina Muni. Pwr. Agcy. #1    3,200,000     3,408,000
                     Catawba Elec. Rev. Rfdg. 6.25%
                     1/1/17(AMBAC Insured)

North Carolina       North Caroline Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 6.25% 1/1/03

North Dakota         Mercer County Poll. Cont. Rev.
                     Rfdg. (Antelope Valley
                     Station/Basin Elec. Pwr. Cooper)
                     7.20% 6/30/13 (AMBAC Insured)

North Dakota         Mercer County Poll. Cont. Rev.
                     Rfdg. (Montana-Dakota Utils. Co.
                     Proj.) 6.65% 6/1/22(FGIC Insured)

Ohio                 Bedford Hosp. Impt. Rev. Rfdg.
                     (Bedford Commty. Hosp.) Series
                     1990, 8.50% 5/15/09(Pre-Refunded
                     to 5/15/00 @ 102)

Ohio                 Butler County Trans. Impt. Dist.
                     Series A, 5% 4/1/07 (FSA Insured)

Ohio                 Cleveland Arpt. Sys. Rev. Series      1,000,000     1,043,750
                     A, 5.50% 1/1/04 (FSA Insured)
                     (AMT)

Ohio                 Cleveland Pub. Pwr. Sys. Rev.
                     Rfdg. (First Mtg.) Series 1, 5%
                     11/15/24 (MBIA Insured)

Ohio                 Euclid City School Dist. (Cap.
                     Appreciation) 0% 12/1/02, (AMBAC
                     Insured)

Ohio                 Euclid City School Dist. (Cap.
                     Appreciation) 0% 12/1/03, (AMBAC
                     Insured)

Ohio                 Marion County Hosp. Impt. Rev.        380,000       389,975
                     Rfdg. (Commty. Hosp. Proj.) 5.60%
                     5/15/01

Ohio                 Ohio Bldg. Auth. State Facs.
                     (Adult Correctional) Series A,
                     5.95% 10/1/14 (MBIA Insured)

Ohio                 Ohio Bldg. Auth. Workers
                     Compensation (W. Green Bldg. A)
                     4.75% 4/1/14

Ohio                 Ohio Hsg. Fin. Agcy. Mtg.             3,340,000     3,436,025
                     Residential Rev. Series A-1, 5.30%
                     9/1/26 (GNMA Coll.) (AMT

Ohio                 Ohio Hsg. Fin. Agcy. Mtg. Rev.
                     (Oakleaf-Toledo Apts. Proj.)
                     10.25% 12/20/25, (GNMA Coll.)

Ohio                 Ohio Hsg. Fin. Agcy. Mtg. Rev.        3,250,000     3,306,875
                     4.95% 9/1/20 (AMT)

Ohio                 Ohio Tpk. Commission Tpk. Rev.
                     Series A, 5.60% 2/15/12 (MBIA
                     Insured)

Ohio                 Ohio Tpk. Commission Tpk. Rev.
                     Series A, 5.70% 2/15/13 (MBIA
                     Insured)

Ohio                 Ohio Tpk. Commission Tpk. Rev.
                     Series A, 5.70% 2/15/17 (MBIA
                     Insured)

Ohio                 Ohio Wtr. Dev. Auth. Poll. Cont.      2,925,000     3,257,719
                     Facs. Rev. (Wtr. Cont. Loan Fund)
                     State Match Series,6.50% 12/1/03
                     (MBIA Insured)

Ohio                 Ohio Wtr. Dev. Auth. Rev. Rfdg.
                     (Impt. Pure Wtr. 5.75% 6/1/06
                     (MBIA Insured)

Oklahoma             Oklahoma County Ind. Auth. Rev.       2,900,000     3,168,250
                     (Epworth Village Proj.) Series A,
                     10.25% 4/1/19(Pre-Refunded to to
                     4/1/99 @ 102)

Oklahoma             Tulsa Muni. Arpt. Trust Rev.          3,600,000     4,018,500
                     (American Airlines Corp. Proj.)
                     7.35% 12/1/11

Oregon               Oregon Health Hsg. Edl. & Cultural
                     Facs. Auth. Rev. Rfdg. (Lewis &
                     Clark College)Series A, 6% 10/1/13
                     (MBIA Insured)

Oregon               Oregon Health Hsg. Edl. & Cultural
                     Facs. Auth. Rev. Rfdg. (Lewis &
                     Clark College)Series A, 6.125%
                     10/1/24 (MBIA Insured)

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/06

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/07

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/08

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/09

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/10

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/11

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/98

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/99

Oregon               Portland Series B, 7% 6/1/00

Oregon               Portland Series B, 7% 6/1/01

Oregon               Portland Swr. Sys. Rev. Rfdg.
                     Series A, 5.25% 3/1/10

Oregon               Portland Swr. Sys. Rev. Series A,     500,000       552,500
                     6.25% 6/1/15 (Pre-Refunded to
                     6/1/04 @ 101)

Pennsylvania         Allegheny County Hosp. Dev. Auth.     4,100,000     3,956,500
                     (Univ. of Pittsburg Med. Ctr.)
                     Series B, 5.125% 7/1/22 (MBIA
                     Insured)

Pennsylvania         Butler County Hosp. Auth. Hosp.
                     Rev. (North Hills Passavant Hosp.)
                     Series A, 6.80%6/1/06 (FSA
                     Insured) (Pre-Refunded to 6/1/01 @
                     102)

Pennsylvania         Cambria County Hosp. Dev. Auth.
                     Hosp. Rev. Rfdg. & Impt.
                     (Conemaugh Valley Hosp.)Series B,
                     6.375% 7/1/18 (Connie Lee Insured)

Pennsylvania         Cumberland County Muni. Auth. Rev.    3,800,000     4,089,750
                     Rfdg. (1st. Mtg.-Carlisle Hosp. &
                     Health) 6.80%11/15/23

Pennsylvania         Delaware County Auth. Rev. (1st.      1,100,000     1,129,568
                     Mtg. Riddle Village Proj.) 7%
                     6/1/00 (Escrowed toMaturity)

Pennsylvania         Delaware County Auth. Rev. (1st.      4,500,000     5,523,750
                     Mtg. Riddle Village Proj.) 8.25%
                     6/1/22 (Escrowed toMaturity)

Pennsylvania         Delaware County Auth. Rev. (1st.      6,170,000     7,481,125
                     Mtg. Riddle Village Proj.) 9.25%
                     6/1/22 (Pre-Refundedto 6/1/02 @
                     102)

Pennsylvania         Delaware County Auth. Rev. (1st.      2,000,000     2,387,500
                     Mtg. Riddle Village Proj.) Series
                     1992, 8.75% 6/1/10 (Pre-Refunded
                     to 6/1/02 @ 102)

Pennsylvania         Delaware County Ind. Dev. Auth.       3,700,000     3,912,750
                     Rev. Rfdg. (Resource Recovery
                     Fac.) Series A, 6.10%7/1/13

Pennsylvania         Montgomery County Higher Ed. &        135,000       148,163
                     Health Auth. Hosp. Rev. (United
                     Hosp., Inc.) Series A,8.375%
                     11/1/03 (Pre-Refunded to 11/1/99 @
                     102)

Pennsylvania         Montgomery County Higher Ed. &        165,000       175,312
                     Health Auth. Hosp. Rev. (United
                     Hosp., Inc.) Series B,7.50%
                     11/1/15 (Pre-Refunded to 11/1/99 @
                     100)

Pennsylvania         Northumberland County Auth.
                     Commonwealth Lease Rev.
                     (Correctional Facs.)
                     (Cap.Appreciation) 0% 10/15/13
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.    3,000,000     3,341,250
                     Rev. Rfdg. Series A, 6.60% 9/1/09
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.    1,500,000     1,696,875
                     Rev. Rfdg. Series A, 6.70% 9/1/14
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.    4,500,000     4,910,625
                     Rev. Rfdg. Series A, 6.75% 9/1/19

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Series A, 6.70% 9/1/16 (FGIC
                     Insured)(Escrowed to Maturity)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy. Rev.     980,000       1,008,175
                     Rfdg. (Single Family Mtg.) Series
                     54A, 5.375%10/1/28 (AMT)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy. Rfdg.
                     (Multi-Family Section 8) Series C,
                     8.10% 7/1/13(FHA Guaranteed)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy.
                     Single Family Mtg. Series 44C,
                     6.65% 10/1/21 (AMT)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy.
                     Single Family Mtg. Series 51,
                     5.65% 4/1/20 (AMT)

Pennsylvania         Philadelphia Gen. Oblig. 6.25%        3,400,000     3,744,250
                     5/15/11 (MBIA Insured)

Pennsylvania         Philadelphia Gen. Oblig. 6.25%        3,835,000     4,180,150
                     5/15/13 (MBIA Insured)

Pennsylvania         Philadelphia Hosp. & Higher Ed.       4,000,000     4,185,000
                     Facs. Auth. Hosp. Rev. Rfdg.
                     (Pennsylvania Hosp.)5.95% 7/1/03

Pennsylvania         Philadelphia Hosp. & Higher Ed.
                     Facs. Auth.Hosp. Rev. Rfdg.
                     (Pennsylvania Hosp.) 5.70% 7/1/01

Pennsylvania         Philadelphia Muni. Auth. Rev.
                     Rfdg. Lease Series D, 6% 7/15/03

Pennsylvania         Philadelphia Muni. Auth. Rev.
                     Rfdg. Series D, 6.125% 7/15/08

Pennsylvania         Philadelphia Wtr. & Swr. Rev.         3,000,000     2,070,000
                     (Cap. Appreciation) 14th Series,
                     0% 10/1/05 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.
                     6.25% 8/1/09 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.    1,000,000     1,128,750
                     6.75% 8/1/04 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.    1,000,000     1,137,500
                     6.75% 8/1/05 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.
                     Rfdg. 5% 6/15/12 (FGIC Insured)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.     3,000,000     2,013,750
                     & Swr. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A, 0% 9/1/06
                     (FGIC Insured) (Escrowed to
                     Maturity)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.
                     & Swr. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A,0% 9/1/04
                     (FGIC Insured) (Escrowed to
                     Maturity)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.     5,335,000     5,008,231
                     & Swr. Sys. Rev. Rfdg. Series A,
                     4.75% 9/1/16 (FGICInsured)

Pennsylvania         Southern Pennsylvania Trans. Auth.    1,000,000     1,116,250
                     Spl. Rev. Series A, 6.50% 3/1/05
                     (FGIC Insured)

Pennsylvania         Wyoming Ind. Dev. Auth. Poll.
                     Cont. Rev. Rfdg. (Proctor & Gamble
                     Paper Proj.) 5.55%5/1/10

Rhode Island         Rhode Island Depositors Econ.
                     Protection Corp. Spl. Oblig. Rfdg.
                     Series A, 5.75%8/1/12 (MBIA
                     Insured)

South Carolina       Charleston County Health Facs.        2,945,000     3,460,375
                     Rev. Rfdg. (1st. Mtg. Episcopal
                     Proj.) Series A, 9.75% 4/1/16
                     (Pre-Refunded to 4/1/01 @ 102)

South Carolina       Charleston County Health Facs.        2,070,000     2,432,250
                     Rev. Rfdg. (1st. Mtg. Episcopal
                     Proj.) Series B, 9.75% 4/1/16
                     (Pre-Refunded to 4/1/01 @ 102)

South Carolina       Charleston County Resource            4,500,000     4,652,505
                     Recovery Rev. (Foster Wheeler
                     Charleston) Series A, 9.25% 1/1/10
                     (AMT)

South Carolina       Lexington County Health Svcs.
                     Dist. Inc. Hosp. Rev. 7% 10/1/08
                     (FSA Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.50% 1/1/10 (MBIA
                     Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.50% 1/1/10 (MBIA
                     Insured) (Escrowed toMaturity)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.60% 1/1/09 (MBIA
                     Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.60% 1/1/09 (MBIA
                     Insured) (Escrowed toMaturity)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.       4,500,000     4,584,375
                     Rev. Rfdg. Series B, 5.25% 1/1/11
                     (MBIA Insured)

South Carolina       Richland County Hosp. Facs. Rev.
                     (Commty. Provider Pooled Loan
                     Prog.) Series A, 7.125% 7/1/17
                     (FSA Insured) (Escrowed to
                     Maturity)

South Carolina       South Carolina Ed. Assistance
                     Auth. Rev. (Student Loan) 6.40%
                     9/1/02 (AMT)

South Carolina       South Carolina Ed. Assistance
                     Auth. Rev. (Student Loan) 6.625%
                     9/1/06 (AMT)

South Carolina       South Carolina Gen. Oblig. (State
                     Cap. Impt.) Series B, 5.75% 8/1/04

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.25% 1/1/03

South Carolina       South Carolina Pub. Svc. Auth.        2,565,000     2,808,675
                     Rev. Rfdg. Series A, 6.25% 1/1/04
                     (MBIA Insured)

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.25% 2/1/06
                     (MBIA Insured)

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.375% 7/1/21
                     (AMBAC Insured)

South Carolina       South Carolina Pub. Svc. Auth.        3,330,000     3,779,550
                     Rev. Rfdg. Series A, 6.50% 1/1/08
                     (MBIA Insured)

South Dakota         South Dakota Lease Rev. Rfdg.
                     (Trust Cfts.) Series A, 6.625%
                     9/1/12 (FSA Insured)

South Dakota         Spearfish School Dist. #40-2
                     Unltd. Tax (Lawrence County) 7.30%
                     7/1/11 (Pre-Refundedto 7/1/01 @
                     102)

Tennessee            Johnson City Elec. Rev. 5.15%
                     5/1/23 (MBIA Insured)

Tennessee            Knox County Health Edl. & Hsg.
                     Facs. Board Hosp. Facs. Rev. Rfdg.
                     (Fort SandersAlliance) Series C,
                     5.75% 1/1/14 (MBIA Insured)

Tennessee            Memphis-Shelby County Arpt. Auth.
                     Arpt. Rev. Rfdg. Series A, 6.25%
                     2/15/11 (MBIA Insured)

Tennessee            Memphis-Shelby County Arpt. Auth.     500,000       567,500
                     Arpt. Rev. Rfdg. Series B, 6.50%
                     2/15/09 (MBIA Insured)

Tennessee            Metropolitan Gov't. Nashville &
                     Davidson County Wtr. & Swr. Rev.
                     Rfdg. (Cap.Appreciation) 0% 1/1/12
                     (FGIC Insured) stepped coupon

Tennessee            Metropolitan Gov't. Nashville &       2,000,000     2,202,500
                     Davison County Wtr. & Swr. Rev.
                     Rfdg. 6% 1/1/07(MBIA Insured)

Tennessee            Shelby County Gen. Oblig. Rfdg.
                     Series A, 6.75% 4/1/04

Tennessee            Tennessee Gen. Oblig. Series A, 7%
                     3/1/03

Texas                Allen Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/04 (PSF Guaranteed)

Texas                Allen Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/05 (PSF Guaranteed)

Texas                Alliance Arpt. Auth. Spl. Facs.       7,000,000     8,137,500
                     Rev. (American Airlines, Inc.
                     Proj.) 7% 12/1/11 (AMT)

Texas                Alliance Arpt. Auth. Spl. Facs.       4,000,000     4,375,000
                     Rev. (American Airlines, Inc.
                     Proj.) 7.50% 12/1/29 AMT

Texas                Austin Gen. Oblig. Rfdg. (Pub.
                     Impt.) (Cap. Appreciation) Series
                     B, 0% 9/1/98 (MBIAInsured)

Texas                Austin Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     8/1/02 (PSF Guaranteed)

Texas                Austin Independent School Dist.
                     School Bldg. 8.125% 8/1/01 (PSF
                     Guaranteed) (Escrowedto Maturity)

Texas                Austin Util. Sys. Rev. (Capital
                     Appreciation) 0% 11/15/09, (AMBAC
                     Insured)

Texas                Austin Util. Sys. Rev. Rfdg. (Cap.
                     Appreciation) 0% 11/15/10 (AMBAC
                     Insured)

Texas                Austin Util. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A, 0%
                     11/15/01 (MBIA Insured)

Texas                Austin Util. Sys. Rev. Rfdg.
                     Series A, 0% 11/15/08, (MBIA
                     Insured)

Texas                Brazos River Auth. Poll. Cont.        6,620,000     6,996,877
                     Rev. (Texas Utils. Elec. Co.
                     Proj.) Series A, 8.25% 1/1/19
                     (AMT)

Texas                Brazos River Auth. Poll. Cont.        2,300,000     2,373,669
                     Rev. (Texas Utils. Elec. Co.)
                     Series A, 9.25% 3/1/18(AMT)

Texas                Cedar Hill Independent School
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     8/15/09 (PSFGuaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (PSF Guaranteed)

Texas                Conroe Independent School Dist.       1,100,000     631,125
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/09 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/10 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/11 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreication) 0%
                     2/15/08 (PSF Guaranteed)

Texas                Corpus Christi Independent. School
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     8/15/01 (PSF Guanteed)

Texas                Corpus Christi Independent. School
                     Dist. Rfdg. 0% 8/15/02 (PSF
                     Guaranteed)

Texas                Cypress-Fairbanks Independent
                     School Dist. Rfdg. Unltd. Tax
                     (Cap. Appreciation) 0%2/1/04 (PSF
                     Guaranteed)

Texas                Cypress-Fairbanks Independent
                     School Dist. Rfdg. Unltd. Tax
                     (Cap. Appreciation)Series A, 0%
                     2/15/12 (PSF Guaranteed)

Texas                Dallas-Fort Worth Reg'l. Arpt.
                     Rev. Rfdg. (Joint Dallas/Fort
                     Worth Int'l. Arpt.) 6.50%11/1/05
                     (FGIC Insured)

Texas                Dallas Gen. Oblig. 4.50% 2/15/14

Texas                Dallas Gen. Oblig. Ref. (Dallas       4,500,000     4,966,875
                     Denton & Collin Co.) 6.50% 2/15/03

Texas                Dallas Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 2/15/03

Texas                Dallas Hsg. Corp. Cap. Prog. Rev.
                     Rfdg. (Section 8 Assorted Projs.)
                     7.70% 8/1/05

Texas                Dallas Hsg. Corp. Cap. Prog. Rev.
                     Rfdg. (Section 8 Assorted Projs.)
                     7.85% 8/1/13

Texas                Dallas Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     8/15/07 (PSF Guaranteed)

Texas                El Paso Int'l. Arpt. Rev. 5.12%
                     8/15/04 (FGIC Insured) (AMT)

Texas                El Paso Prop. Fin. Auth. Single       645,000       702,244
                     Family Mtg. Rev. Series A, 8.70%
                     12/1/18, (GNMA Coll.) (AMT)

Texas                El Paso Wtr. & Swr. Rev. Rfdg.        2,650,000     1,884,813
                     (Cap. Appreciation) 0% 3/1/05
                     (MBIA Insured)

Texas                El Paso Wtr. & Swr. Rev. Rfdg.        3,700,000     2,502,125
                     (Cap. Appreciation) 0% 3/1/06
                     (MBIA Insured)

Texas                Fort Bend Independent School Dist.
                     Gen. Oblig. 7% 2/15/05 (PSF
                     Guaranteed)

Texas                Garland Independent School Dist.
                     Series A, 4% 2/15/17

Texas                Grapevine-Colleyville Indpt.
                     School Dist. Rfdg. (Cap.
                     Appreciation) 0% 8/15/06(PSF
                     Guaranteed)

Texas                Houston Independent. School Dist.
                     Rfdg. Series A, 0% 8/15/11 (PSF
                     Guaranteed)

Texas                Houston Wtr. & Swr. Sys. Rev.         2,000,000     2,220,000
                     Rfdg. (Jr. Lien) Series B, 6.25%
                     12/1/05 (FGIC Insured)

Texas                Houston Wtr. & Swr. Sys. Rev.
                     Rfdg. (Jr. Lien) Series C, 0%
                     12/1/06 (AMBAC Insured)

Texas                Humble Independent School Dist.       3,280,000     2,111,500
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (Permanent School Fund of
                     Texas Guaranteed)

Texas                Irving Independent School Dist.       2,250,000     1,963,125
                     (Cap. Appreciation) 0% 2/15/01
                     (Permanent School Fundof Texas
                     Guaranteed)

Texas                Irving Independent School Dist. 0%
                     2/15/01

Texas                Katy Independent School Dist.
                     Rfdg. Ltd. Tax (Cap. Appreciation)
                     Series A, 0% 2/15/07(PSF
                     Guaranteed)

Texas                Katy Indpt. School Dist. Rfdg. 0%
                     8/15/11 (PSF Guaranteed)

Texas                Leander Independant School Dist.
                     Unltd. Tax 7.50% 8/15/08, (PSF
                     Guaranteed)

Texas                Lower Colorado River Auth. Rev.
                     Priority Rfdg. (Cap. Appreciation)
                     0% 1/1/09 (MBIAInsured) (Escrowed
                     to Maturity)

Texas                Lower Colorado River Auth. Rev.       1,500,000     1,546,875
                     Refdg. 5.25% 1/1/05

Texas                Lower Colorado River Auth. Rev.
                     Rfdg. (Jr. Lien-4th Supplement)
                     5.25% 1/1/15 (Escrowed to
                     Maturity)

Texas                Lower Neches Valley Auth. Ind.
                     Dev. Corp. Envir. Rev. (Mobil Oil
                     Refining Corp. Proj.) 6.35% 4/1/26
                     (AMT)

Texas                Lower Neches Valley Auth. Ind.        1,000,000     1,082,500
                     Dev. Corp. Swr. Facs. Rev. (Mobil
                     Oil Refining Corp.Proj.) 6.40%
                     3/1/30 (AMT)

Texas                Matagorda County Navigation Dist.
                     #1 Rev. Rfdg. (Houston Lt. & Pwr.
                     Proj.) Series C,7.125% 7/1/19
                     (FGIC Insured)

Texas                Midlothian Indpt. School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (PSF Guaranteed)

Texas                Midlothian Indpt. School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/10 (PSF Guaranteed)

Texas                Port Arthur Hsg. Fin. Corp. Single
                     Family Mtg. Rev. Rfdg. 8.70%
                     3/1/12

Texas                Port Dev. Corp. Ind. Dev. Rev.
                     Rfdg. (Cargill, Inc. Proj.) 7.70%
                     3/1/07

Texas                Round Rock Independent School
                     Dist. 6.50% 8/1/04 (PSF
                     Guaranteed)

Texas                Round Rock Independent School         7,430,000     4,151,512
                     Dist. Rfdg. & School Bldg. (Cap.
                     Appreciation)0% 8/15/09 (MBIA
                     Insured)

Texas                Round Rock Independent School
                     Dist. Rfdg. 0% 2/15/01 (PSF
                     Guaranteed)

Texas                Round Rock Independent School
                     Dist. Series A, 7.50% 8/1/03 (PSF
                     Guaranteed)

Texas                Round Rock Indpt. School Dist.
                     Rfdg. & School Bldg. 0% 8/15/10
                     (MBIA Insured)

Texas                Sabine River Auth. Poll. Cont.        1,250,000     1,382,812
                     Rev. (Texas Util. Elec. Proj.)
                     Series B, 8.25% 10/1/20(AMT)

Texas                San Antonio Elec. & Gas Rev. 5.75%
                     2/1/11

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series A, 0%
                     2/1/05 (AMBACInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.    2,000,000     1,220,000
                     (Cap. Appreciation) Series B, 0%
                     2/1/08 (FGICInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series B, 0%
                     2/1/09, (FGIC Insured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series B, 0%
                     2/1/10 (FGICInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.    4,500,000     4,623,750
                     5.25% 2/1/10

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     Series 95, 6.375% 2/1/06

Texas                San Antonio Elec. & Gas Rev.
                     Series B, 6% 2/1/14

Texas                San Antonio Gen. Oblig. Impt.
                     Rfdg. (Cap. Appreciation) Series
                     C, 0% 8/1/06 (BIG Insured)

Texas                San Antonio Wtr. Rev. (Cap.
                     Appreciation) 0% 5/1/12 (AMBAC
                     Insured) (Pre-Refunded to5/1/00 @
                     42.652)

Texas                Spring Branch Independent School
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     2/1/06 (PSFGuaranteed)

Texas                Spring Branch Indpt. School Dist.
                     Rfdg. 0% 2/1/05

Texas                Spring Independent School Dist.
                     4.875% 8/15/10 (PSF Guaranteed)

Texas                Spring Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/02 (PSF Guaranteed)

Texas                Texarkana Health Facs. Dev. Corp.
                     Hosp. Rev. (Wadley Reg'l. Med.
                     Ctr. Proj.) 7% 10/1/05 (MBIA
                     Insured)

Texas                Texas A & M Univ. Fing. Sys. Rev.     1,610,000     1,666,350
                     Rfdg. 5.50% 5/15/02

Texas                Texas A&M Univ. Permament Univ.
                     Fund Rfdg. 5.50% 7/1/04

Texas                Texas College Student Loan Gen.
                     Oblig. 5.80% 8/1/05 (AMT)

Texas                Texas Gen. Oblig. Rfdg. (Veterans
                     Land) 7.40% 12/1/20

Texas                Texas Gen. Oblig. Series B, 5.25%
                     10/1/13

Texas                Texas Muni. Pwr. Agcy. Rev. Rfdg.
                     (Cap. Appreciation) 0% 9/1/04
                     (AMBAC Insured)

Texas                Texas Muni. Pwr. Agcy. Rev. Rfdg.
                     (Cap. Appreciation) 0% 9/1/05
                     (AMBAC Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.      2,000,000     1,150,000
                     Rfdg. (Cap. Appreciation) 0%
                     2/1/09 (MBIA Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.
                     Rfdg. (Cap. Appreciation) Series
                     1990, 0% 2/1/12(MBIA Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.      1,800,000     1,944,000
                     Series A, 6% 8/1/03 (AMBAC
                     Insured)

Texas                Texas Pub. Fin. Auth. Rfdg. (Cap.

Texas                Texas Pub. Fin. Auth. Rfdg. Series
                     C, 6% 10/1/05 Appreciation) Series
                     A, 0% 10/1/01 (AMBAC Insured)

Texas                Texas TRAN 4.75% 8/31/98              10,000,000    10,066,800

Texas                Texas Wtr. Dev. Board Rev. (State     2,000,000     2,175,000
                     Revolving Fund Sr. Lien) 6.30%
                     7/15/06

Texas                Univ. of Texas Univ. Revs. Rfdg.
                     (Fing. Sys.) Series A, 6% 8/15/04

Texas                Univ. of Texas Univ. Revs. Rfdg.
                     (Fing. Sys.) Series A, 6% 8/15/05

Texas                Winters Wtrwks. & Swr. Sys. Rev.
                     Rfdg. 8.50% 8/1/17, (Pre-Refunded
                     to 8/1/03 @ 100)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series B, 0% 7/1/00
                     (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6% 7/1/16 (AMBAC Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         1,500,000     1,723,125
                     Supply Sys. Rev. Rfdg. Series A,
                     6.50% 7/1/08 (AMBACInsured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6.50% 7/1/11, (AMBAC Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         6,500,000     6,784,375
                     Supply Sys. Rev. Rfdg. Series B,
                     5.75% 7/1/16 (MBIAInsured)

Utah                 Intermountain Pwr. Agcy. Pwr.         6,000,000     6,540,000
                     Supply Sys. Rev. Rfdg. Series B,
                     6.25% 7/1/03 (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         2,500,000     2,412,500
                     Supply Sys. Rev. Rfdg. Series D,
                     5% 7/1/21 (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series G,
                     0% 7/1/12 (Pre-Refunded to1/1/03 @
                     101) stepped coupon

Utah                 Intermountain Pwr. Agcy. Pwr.         16,500,000    17,593,125
                     Supply Sys. Rev. Rfdg. Spl. Oblig.
                     Sixth Series B, 6%7/1/16 (MBIA
                     Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Spl. Oblig.
                     Sixth Series B, 6.50% 7/1/05 (MBIA
                     Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Spl. Oblig. Sixth
                     Series B, 6.50%7/1/10 (MBIA
                     Insured)

Utah                 South Salt Lake City Ind. Rev.        3,650,000     4,101,687
                     (Price Savers Wholesale Club
                     Proj.) 9% 11/15/13

Utah                 Utah Hsg. Fin. Agcy. (Single
                     Family Mtg.) Series G, 9.25%
                     7/1/19, (FHA Guaranteed)*

Vermont              Vermont Ind. Dev. Auth. Ind. Dev.     2,000,000     2,182,500
                     Rev. (Radisson Hotel) Series B-1,
                     7.75% 11/15/15

Vermont              Vermont Muni. Bond Bank Series B,
                     7.20% 12/1/20 (Pre-Refunded to
                     12/1/99 @ 102)

Virginia             Fairfax County Econ. Dev. Auth.
                     Resource Recovery Rev. (Ogden
                     Martin Sys. Proj.) Series A, 7.75%
                     2/1/11 (AMT)

Virginia             Loudoun County Ind. Dev. Auth.        14,955,000    16,244,869
                     Residential Care Facs. Rev.
                     (Falcons Landing Proj.)Series A,
                     8.75% 11/1/24

Virginia             Loudoun County Ind. Dev. Auth.        1,100,000     1,219,625
                     Residential Care Facs. Rev.
                     (Falcons Landing Proj.)Series A,
                     9.25% 11/1/04

Virginia             Lynchburg Ind. Dev. Auth. Hosp.
                     Facs. 1st. Mtg. Rev. Rfdg.
                     (Central Health, Inc.)8.125%
                     1/1/16

Virginia             Peninsula Ports Auth. Hosp. Facs.
                     Rev. Rfdg. (Whittaker Mem. Proj.)
                     8.70% 8/1/23 (FHAGuaranteed)

Virginia             Richmond Gen. Oblig. Rfdg. Series
                     B, 5.50% 1/15/04 (FGIC Insured)

Virginia             Richmond Metropolitan Expressway      2,645,000     2,840,069
                     Rev. Rfdg. Series A, 6% 7/15/08
                     (FGIC Insured)

Virginia             Richmond Redev. & Hsg. Auth. Mtg.
                     Rev. (Multi-Family Hsg. Pinebrook
                     Proj.) 9.25% 10/1/20 (GNMA Coll.)

Virginia             Southeastern Pub. Svc. Auth. Rev.     4,000,000     4,140,000
                     Rfdg. Sr. Series A, 5.25% 7/1/10
                     (MBIA Insured)

Virginia             Upper Occoquan Swr. Auth. Reg'l.
                     Swr. Rev. Series A, 5.15% 7/1/20
                     (MBIA Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 5.125%2/15/18 (AMBAC
                     Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 6% 2/15/12 (AMBAC
                     Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 6% 2/15/13 (AMBAC
                     Insured)

Virginia             Virginia Commonwealth Gen. Oblig.     2,750,000     2,853,125
                     5% 6/1/04

Virginia             Virginia Commonwealth Trans. Board
                     Trans. Rev. Rfdg. (U.S. Rte. 58
                     Corridor Prog.) Series C, 5.125%
                     5/15/19

Virginia             Virginia Hsg. Dev. Auth.
                     Multi-Family Hsg. Series I, 5.95%
                     5/1/09 (AMT) 11/1/10

Virginia             Virginia Resources Auth. Wtr. &
                     Swr. Sys. Rev. Series A, 7.70%

Washington           Benton County Pub. Util. Dist. #1
                     Elec. Rev. Rfdg. 6% 11/1/04 (AMBAC
                     Insured)

Washington           Douglas County Pub. Util. Dist. #1    1,395,000     1,780,369
                     Wells Hydroelec. Rev. Rfdg.
                     (Pacific Pwr. & Lt. Co.) Series A,
                     8.75% 9/1/18

Washington           King County Gen. Oblig. 5.75%         3,300,000     3,547,500
                     12/1/11

Washington           King County Gen. Oblig. Series D,
                     5.40% 12/1/06

Washington           Port Seattle Rev. Series B, 5.50%
                     9/1/09 (FGIC Insured) (AMT)

Washington           Port Seattle Rev. Series B, 5.60%
                     9/1/10 (FGIC Insured) (AMT)

Washington           Snohomish County School Dist.
                     #201, 6.75% 12/1/06 (AMBAC
                     Insured)

Washington           Washington Gen Oblig. Series C,
                     6.50% 7/1/03

Washington           Washington Gen. Oblig. (Motor
                     Vehicle Fuel Tax) Series B, 7%
                     9/1/05

Washington           Washington Gen. Oblig. Rfdg.          2,500,000     2,668,750
                     Series R-93A, 5.60% 9/1/04

Washington           Washington Gen. Oblig. Series
                     1996-A, 6.75% 7/1/02

Washington           Washington Gen. Oblig. Series
                     R-96C, 6% 7/1/04

Washington           Washington Motor Vehicle Fuel Tax
                     Gen. Oblig. Series B, 6.50% 9/1/03

Washington           Washington Pub. Pwr. Supply Sys.      1,000,000     1,180,000
                     Nuclear Proj. #1 Rev. Rfdg.
                     (Bonneville Pwr.Administration)
                     Series B, 7% 7/1/08

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #1 Rev. Rfdg. Series
                     B, 7.25% 7/1/12(FGIC Insured)

Washington           Washington Pub. Pwr. Supply Sys.      12,600,000    12,773,250
                     Nuclear Proj. #2 Rev. 5.40% 7/1/12

Washington           Washington Pub. Pwr. Supply Sys.      8,000,000     8,190,000
                     Nuclear Proj. #2 Rev. 5.50% 7/1/10
                     (FGIC Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. 6.92% 7/1/10
                     (FGIC Insured)(inverse floaters)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Refdg.
                     Series A, 5% 7/1/01

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Refdg.
                     Series A, 6% 7/1/05 (AMBAC
                     Insured)

Washington           Washington Pub. Pwr. Supply Sys.      6,500,000     6,621,875
                     Nuclear Proj. #2 Rev. Rfdg.
                     (Bonneville Pwr.Administration)
                     Series B, 5.625% 7/1/12 (MBIA
                     Insured)

Washington           Washington Pub. Pwr. Supply Sys.      1,350,000     664,875
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     A, 0% 7/1/11, (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     A, 6% 7/1/07

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     C, 0% 7/1/05

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Series C, 0%
                     7/1/05, (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.      10,000,000    9,887,500
                     Nuclear Proj. #3 Rev. 5.40% 7/1/12

Washington           Washington Pub. Pwr. Supply Sys.      3,000,000     1,766,250
                     Nuclear Proj. #3 Rev. Rfdg. (Cap.
                     Appreciation)Series B, 0% 7/1/08
                     (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. Rfdg. Series
                     B, 7% 7/1/05 (FGICInsured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. Rfdg. Series
                     B, 7.375% 7/1/04

Washington           Washington State Pub. Pwr. Supply
                     Sys. Nuclear Proj. #1 Rev. Series
                     A, 7% 7/1/08

Wisconsin            Menomonee Falls Wtr. Sys. Rev.        3,375,000     3,531,094
                     5.875% 12/1/16 (FSA Insured)

Wyoming              Natrona County Hosp. Rev. (Wyoming
                     Med. Ctr. Proj.) 8.125% 9/15/10

Wyoming              Wyoming Farm Loan Board Cap. Facs.
                     Rev. 0% 10/1/04 (Escrowed to
                     Maturity)

Wyoming              Wyoming Farm Loan Board Cap. Facs.
                     Rev. 0% 10/1/05 (Escrowed to
                     Maturity)

Wyoming              Wyoming Farm Loan Board Cap. Facs.
                     Rev. 0% 10/1/06 (Escrowed to
                     Maturity)

Wyoming              Wyoming Muni. Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6.125% 1/1/16 (MBIAInsured)

TOTAL MUNICIPAL
BONDS                                                                    914,371,87
                                                                         9





MUNICIPAL NOTES

Florida              Florida Hsg. Fin. Agcy.
                     Multi-Family Hsg. Rev. Rfdg.
                     (Brandon-Oxford) Series 90C,4.20%,
                     VRDN

Illinois             Chicago Gen. Oblig. Series 1997,
                     3.65%, tender 2/5/98, LOC Morgan
                     Guaranty Trust Co.

Illinois             Illinois Dev. Fin. Auth.
                     Multi-Family Hsg. Rev. Rfdg.
                     (Garden Glen Apts.) Series
                     93,4.10%, VRDN

New York             Erie County Ind. Dev. Auth. Ind.
                     Dev. Rev. (The Holling Press,
                     Inc.) Series 1989 F,4.10%, LOC
                     Marine Midland Bank, VRDN (AMT)

Texas                Texas Gen. Oblig. TRAN Series A,
                     4.75% 8/31/98

TOTAL MUNICIPAL                                                           -
NOTES





CASH EQUIVALENTS

Cash Equivalents     Municipal Central Cash Fund
                     3.8690% 12/5/97                       53,262,499    53,262,499



TOTAL INVESTMENTS                                                         $
IN SECURITIES -                                                          967,634,37
100%                                                                     8





FUTURES CONTRACTS                                          UNDERLYING    UNREALIZED
                                                           FACE

                      EXPIRATION DATE                      AMOUNT AT     GAIN/
                                                           VALUE         (LOSS)



PURCHASED            137 Municipal Bond Future              $             $ 226,075
                     Contracts Dec. 97                     16,752,532

PURCHASED            25 Municipal Bond Future Contracts                   -
                     Dec. 97

TOTAL FUTURES                                                             $ 226,075
CONTRACTS





TOTAL COST OF                                                             $
INVESTMENT                                                               939,118,94
SECURITIES                                                               7

                     SPARTAN MUNICIPAL FUND, SPARTAN       SPARTAN
                     AGGRESSIVE MUNICIPAL FUND &           INSURED
                     SPARTAN INSURED MUNICIPAL INCOME
                     FUND

                     INVESTMENTS AT NOVEMBER 30, 1997      MUNICIPAL
                     (UNAUDITED)                           INCOME
                                                           FUND



                                                           PRINCIPAL

                                                           AMOUNT        VALUE ($)



MUNICIPAL BONDS

Alabama              Alabama Bldg. Renovation Fin.
                     Auth. Rev. 7.45% 9/1/11

Alabama              Alabama Mental Health Fin. Auth.
                     Spl. Tax 7.375% 5/1/09
                     (Pre-Refunded to 5/1/99 @ 102)

Alabama              Cullman Med. Park South Med.
                     Clinic Board Rev. (Cullman Reg'l.
                     Med. Ctr.) Series A,6.50% 2/15/23

Alabama              Huntsville Gen. Oblig. Rfdg.          2,200,000     2,367,750
                     Series D, 6% 8/1/08

Alabama              Mobile Wtr. & Swr. Commissioners
                     Wtr. & Swr. Rev. Rfdg. 6.50%
                     1/1/09

Alaska               Alaska Student Ln. Corp. Student
                     Ln. Rev. Series A, 5.90% 7/1/03
                     (AMBAC Insured)

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. (State Assisted) Series
                     A, 6% 7/1/04(AMBAC Insured) (AMT)

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. Series A, 5.55% 7/1/03
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. Series A, 5.65% 7/1/04
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Corp. Student
                     Loan Rev. Series A, 7.30% 7/1/00
                     (AMBAC Insured) AMT

Alaska               Alaska Student Loan Rev. Series A,
                     5.15% 7/1/05 (AMBAC Insured) (AMT)

Alaska               North Slope Boro Alaska Series A,
                     0% 6/30/01 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series A, 0%
                     6/30/01 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series B, 0%
                     1/1/02 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series B, 0%
                     1/1/03 (MBIA Insured)

Alaska               North Slope Borough Gen. Oblig.
                     (Cap. Appreciation) Series B, 0%
                     6/30/05 (Cap. Guaranty Insured)

Alaska               North Slope Borough Gen. Oblig.
                     Series B, 7.50% 6/30/01 (FSA
                     Insured)

Alaska               Valdez Marine Term. Rev. Rfdg.
                     (Mobil Oil Co./Alaska Pipeline)
                     5.75% 11/1/28

Arizona              Arizona Trans. Board Excise Tax       2,500,000     2,737,500
                     Rev. Rfdg. (Maricopa County Reg'l.
                     Area B) 6% 7/01/05 (AMBAC Insured)

Arizona              Arizona Trans. Board Excise Tax
                     Rev. Rfdg. (Maricopa County Reg'l.
                     Area) Series A, 6%7/1/03 (AMBAC
                     Insured)

Arizona              Chandler 4.375% 7/1/12 (FGIC
                     Insured)

Arizona              Chandler 7.375% 7/1/09, (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/05 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/06 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/07 (FGIC
                     Insured)

Arizona              Chandler Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 7/1/08 (FGIC
                     Insured)

Arizona              Cochise County Ind. Dev. Auth.
                     Hosp. Rev. Rfdg. (Sierra Vista
                     Commty. Hosp. Proj.)Series A,
                     6.75% 12/1/26

Arizona              Maricopa County Hosp. Rev. Rfdg.
                     (Sun Health Corp.) 5.40% 4/1/05

Arizona              Maricopa County Hosp. Rev. Rfdg.
                     (Sun Health Corp.) 5.65% 4/1/06

Arizona              Maricopa County Ind. Dev. Auth.
                     Hosp. Facs. Rev. Rfdg. (Samaritan
                     Health Svcs.)Series A, 7% 12/1/16
                     (MBIA Insured)

Arizona              Maricopa County Series C, 8.90%
                     7/1/99

Arizona              Phoenix Gen. Oblig. Rfdg. 6%
                     7/1/02

Arizona              Pima Cnty. Unified School Dist.
                     Tucson Proj. of 1989 Series G, 8%
                     7/1/04 (MBIA Insured)

Arizona              Pima County Ctfs. Prtn. 4.75%
                     1/1/04 (MBIA Insured)

Arizona              Pima County Ctfs. Prtn. 4.90%
                     1/1/06 (MBIA Insured)

Arizona              Sierra Vista Ind. Dev. Auth. Hosp.
                     Rev. Rfdg. (Sierra Vista Commty.
                     Hosp. Proj.)8.75% 12/1/16
                     (Pre-Refunded to 12/1/98 @ 103)

Arizona              Tucson Ltd. Tax Rfdg. 7.50% 7/1/01

Arizona              Tucson Wtr. Rev. Series D, 9.75%
                     7/1/07

Arizona              Tucson Wtr. Rev. Series D, 9.75%
                     7/1/08

Arizona              Tucson Wtr. Rev. Series D, 9.75%
                     7/1/09

Arkansas             Arkansas Dev. Fin. Auth. Rev.
                     (Cap. Asset) Series B, 7.10%
                     3/1/08

Arkansas             Arkansas Gen. Oblig. (College
                     Savings Prog.)(Cap. Appreciation)
                     Series C, 0% 6/1/05

Arkansas             Arkansas State College Savings
                     (Cap. Appreciation) Series A, 0%
                     6/1/03

Arkansas             Arkansas State College Savings
                     (Cap. Appreciation) Series A, 0%
                     6/1/04

Arkansas             Little Rock Arpt. Passenger Facs.     945,000       995,794
                     Charge Rev. 5.65% 5/1/16 (AMBAC
                     Insured) (AMT)

Arkansas             North Little Rock Elec. Rev. Rfdg.
                     Series A, 6.50% 7/1/10 (MBIA
                     Insured)

Arkansas             Pulaski County Health Facs. Board
                     Rev. Rfdg. (Sisters Charity
                     Nazareth-St. VincentsInfirmary)
                     6.05% 11/1/09 (MBIA Insured)

Arkansas             Rogers Sales & Use Tax Rev. 5%
                     11/1/15

California           California Dept. Wtr. Resources
                     Central Valley Proj. Rev. (Wtr.
                     Sys.) Series O, 4.75% 12/1/25

California           California Edl. Facs. Auth. Rev.
                     (Standford Univ.) Series N, 5.20%
                     12/1/27

California           California Gen. Oblig. (Various
                     Purp.) 6.25% 10/1/19

California           California Gen. Oblig. 4.75%
                     9/1/18 (FSA Insured)

California           California Gen. Oblig. 5.125%
                     10/1/27

California           California Gen. Oblig. 5.25%
                     10/1/13

California           California Gen. Oblig. 5.25%
                     10/1/17

California           California Gen. Oblig. 6.30%
                     9/1/10

California           California Gen. Oblig. 7% 10/1/06

California           California Gen. Oblig. 7% 10/1/09

California           California Gen. Oblig. 7% 3/1/06

California           California Gen. Oblig. 7% 8/1/04

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg. Single Family) (Cap.
                     Appreciation)Series 1983 A, 0%
                     2/1/15

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series B, 5.20% 8/1/26
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series G, 5.90% 2/1/09
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series G, 5.90% 8/1/09
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.
                     (Home Mtg.) Series R, 6.15% 8/1/27
                     (MBIA Insured) AMT

California           California Hsg. Fin. Agcy. Rev.       1,450,000     1,489,875
                     Rfdg. (Home Mtg.) Series A, 5.30%
                     8/1/14 (MBIA Insured)

California           California Hsg. Fin. Agcy. Rev.
                     Rfdg. (Home Mtg.) Series A, 5.70%
                     8/1/16 (MBIA Insured)

California           California Poll. Cont. Fing. Auth.
                     Resource Recovery Rev. (Waste
                     Mgmt., Inc.) Series A, 7.15%
                     2/1/11 (AMT)

California           California Pub. Wks Board Lease
                     Rev. Rfdg. (Dept. of Corrections
                     State Prison, Montery County
                     Soledad II) Series D, 5.375%
                     11/1/13

California           California Pub. Wks. Board Lease
                     Rev. (Commty. College Proj.)
                     Series A, 6% 10/1/14

California           California Pub. Wks. Board Lease
                     Rev. (Dept. of Corrections State
                     Prison D-Susanville) 5.375% 6/1/18

California           California Pub. Wks. Board Lease
                     Rev. (Dept. of Corrections State
                     Prison D-Susanville) Series A,
                     5.50% 1/1/14 (AMBAC Insured)

California           California Pub. Wks. Board Lease
                     Rev. (Various California State
                     Univ. Projs.) Series A, 5.50%
                     6/1/14

California           California Pub. Wks. Board Lease
                     Rev. (Various California Univ.
                     Proj.) Series A, 5.25% 12/1/13

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (California Commty.
                     Colleges) Series D, 5.375% 3/1/12

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (California Commty.
                     Colleges) Series D,5.375% 3/1/11

California           California Pub. Wks. Board Lease      1,450,000     1,422,813
                     Rev. Rfdg. (Dept. of Corrections
                     State Prisons)Series A, 5% 12/1/19
                     (AMBAC Insured)

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (State Archives Bldg.
                     Complex) Series A,5.375% 12/1/10

California           California Pub. Wks. Board Lease
                     Rev. Rfdg. (Various California
                     State Univ. Projs.)Series A, 5.50%
                     6/1/10

California           California Pub. Wks. Board Lease
                     Rev. Rfdg.(California Univ. Proj.)
                     Series A, 5.50% 10/1/13

California           California Pub. Wrks Board Lease
                     Rev. (Various California Univ.
                     Proj.) Series A, 6.50% 9/1/05

California           California Pub. Wrks. Board Lease
                     Rev. (Various Commty. College
                     Proj.) Series A, 5.50% 12/1/08

California           California Rural Home Mtg. Fin.       1,625,000     1,643,281
                     Auth. Lease Rev. (Rural Lease
                     Purp.) Series A, 4.45%8/1/01 (MBIA
                     Insured)

California           California St. Pub. Wks. Board
                     Lease Rev. (Secretary of State)
                     Series A, 6% 5/1/13

California           California Statewide Commtys. Dev.
                     Corp. Ctfs. of Prtn. (J. Paul
                     Getty Trust) 5% 10/1/23

California           California Univ. Rev. (Multiple       1,000,000     1,095,000
                     Purp. Projs.) Series D, 6.10%
                     9/1/10 (MBIA Insured)

California           Castaic lake Wtr. Agcy. Ctfs. of
                     Prtn. Rfdg. (Wtr. Sys. Impt.
                     Proj.) Series A, 7.25%8/1/09 (MBIA
                     Insured)

California           Compton Commty. Redev. Agcy. Rfdg.    4,000,000     4,445,000
                     (Tax Allocation-Campton Redev.)
                     Series A, 6.50%8/1/13 (FSA
                     Insured)

California           Duarte Ctfs. of Prtn. (City of
                     Hope Med. Ctr.) 6.25% 4/1/23

California           East Bay Muni. Util. Dist.            2,300,000     2,124,625
                     Wastewtr. Treatment Sys. Rev.
                     Rfdg. 4.75% 6/1/21 (FGICInsured)

California           East Bay Muni. Util. Dist.            1,450,000     1,346,687
                     Wastewtr. Treatment Sys. Rev.
                     Rfdg. 4.75% 6/1/21 (FGICInsured)

California           East Bay Muni. Util. Dist. Wtr.
                     Sys. Rev. Rfdg. 6.10% 6/1/07

California           Encinitas Union School Dist. (Cap.
                     Appreciation) 0% 8/1/06 (MBIA
                     Insured)

California           Encinitas Union School Dist. (Cap.
                     Appreciation) 0% 8/1/07 (MBIA
                     Insured)

California           Encinitas Union School Dist. (Cap.
                     Appreciation) 0% 8/1/08 (MBIA
                     Insured)

California           Encintas School Dist. 0% 8/1/05
                     (MBIA Insured)

California           Foothill/Eastern Trans. Corridor
                     Agcy. Toll Rd. Rev. (Cap.
                     Appreciton) (Sr. Lien)Series A, 0%
                     1/1/08 (stepped coupon)

California           La Quinta Redev. Agcy. Tax
                     Allocation Rfdg.(Redev. Proj. Area
                     #1) 7.30% 9/1/12 (MBIAInsured)

California           Long Beach Harbor Rev. Refdg.
                     Series A, 6% 5/15/13 (FGIC
                     Insured)

California           Long Beach Hbr. Rev. 5.125%
                     5/15/18 (AMT)

California           Long Beach Hbr. Rev. 6% 5/15/06
                     (MBIA Insured) (AMT)

California           Long Beach Hbr. Rev. 8% 5/15/04
                     (MBIA Insured) (AMT)

California           Long Beach Hbr. Rev. 8.50% 5/15/03
                     (MBIA Insured) (AMT)

California           Los Angeles County Metropolitan
                     Trans. Auth. Rev. Rfdg. (Gen.
                     Union Station) Series A,5.20%
                     7/1/12 (FSA Insured)

California           Los Angeles County Metropolitan
                     Trans. Auth. Sales Tax Rev.
                     (Proposition A) 1st TierSr. Series
                     A, 5.90% 7/1/14 (MBIA Insured)

California           Los Angeles County Metropolitan
                     Trans. Auth. Sales Tax Rev. Rfdg.
                     (Prop. A-2nd Tier)5.625% 7/1/13
                     (MBIA Insured)

California           Los Angeles County Pub. Wks. Fing.
                     Auth. Lease Rev. (Multiple Cap.
                     Facs. Proj. #4)4.75% 2/1/10 (MBIA
                     Insured)

California           Los Angeles County Trans.             2,300,000     2,466,750
                     Commission Sales Tax Rev.
                     (Proposistion C) Second Sr. Series
                     A, 6.25% 7/1/13 (MBIA Insured)

California           Los Angeles Wastewtr. Sys. Rev.
                     Rfdg. Series D, 4.70% 11/1/17
                     (FGIC Insured)

California           Los Angeles Wastewtr. Sys. Rev.
                     Rfdg. Series D, 4.70% 11/1/19
                     (FGIC Insured)

California           M-S-R Pub. Pwr. Agcy. San Juan        1,685,000     1,830,331
                     Proj. Rev. Series E, 6.50% 7/1/05
                     (MBIA Insured)

California           Madera County Ctfs. of Prtn.
                     (Valley Children's Hosp.) 6.25%
                     3/15/05 (MBIA Insured)

California           Metro. Wtr. Dist. of Southern
                     California Wtrwks. Rev. Series A,
                     5% 7/1/26

California           Metropolitan Wtr. Dist. Southern
                     California Wtrwks. Rev. Rfdg.
                     Series B, 4.75% 7/1/21(MBIA
                     Insured)

California           Metropolitan Wtr. Dist. Southern
                     California Wtrwks. Rev. Series A,
                     5.75% 7/1/21 (MBIAInsured)

California           Northern California Pwr. Agcy.
                     Pub. Pwr. Rev. Crossover Rfdg.
                     (Geothermal Proj. #3)Series A,
                     5.85% 7/1/10 (AMBAC Insured)

California           Northern California Pwr. Agcy.
                     Pub. Pwr. Rev. Rfdg. (Geothermal
                     Proj. #3) Series A,5.80% 7/1/09
                     (AMBAC Insured)

California           Oceanside Ctfs. of Prtn. Rfdg.        1,350,000     1,505,250
                     (Oceanside Civic Ctr. Proj.) 6%
                     8/1/08 (MBIA Insured)

California           Pleasant Hill Joint Pwrs. Fing.       1,490,000     1,482,550
                     Auth. Lease Rev. (Cap. Impt.
                     Prog.) Series A, 5% 12/1/12 (MBIA
                     Insured)

California           Sacramento City Fing. Auth. Lease     4,000,000     4,120,000
                     Rev. Rfdg. Series A, 5.375%
                     11/1/14 (AMBAC Insured)

California           Sacramento Cogeneration Auth.
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.) 6.50% 7/1/14

California           Sacramento Cogeneration Auth.
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.) 7% 7/1/04

California           Sacramento Cogeneration Auth.
                     Cogeneration Proj. Rev. (Proctor &
                     Gamble Proj.)6.375% 7/1/10

California           Sacramento Pwr. Auth. Cogeneration
                     Proj. Rev. 6.50% 7/1/07

California           Sacramento Pwr. Auth. Cogeneration
                     Proj. Rev. 6.50% 7/1/09

California           San Diego County Reg'l. Trans.
                     Commission Sales Tax Rev. Second
                     Sr. Series A, 6.25%4/1/02 (FGIC
                     Insured)

California           San Francisco Bldg. Auth. Lease
                     Rev. (Dept. Gen. Svcs. Lease)
                     Series A, 5% 10/1/13

California           San Francisco City & County Arpt.
                     Commission Int'l. Arpt. Rev. 2nd
                     Series Issue 10A,5.50% 5/1/13
                     (MBIA Insured) (AMT)

California           San Francisco City & County Arpts.
                     Commission Int'l. Arpt. Rev. Rfdg.
                     Second Series Issue 1, 6.20%
                     5/1/05 (AMBAC Insured)

California           San Francisco City & County Gen.      3,960,000     4,192,650
                     Oblig. Rfdg. Series 1, 5.50%
                     6/15/09 (FGIC Insured)

California           San Francisco City & County Swr.      4,000,000     4,300,000
                     Rev. Rfdg. 5.90% 10/1/07 (AMBAC
                     Insured)

California           San Francisco City & County Swr.
                     Rev. Rfdg.5.90% 10/1/08 (AMBAC
                     Insured)

California           San Fransicso City & County Arpt.
                     Commission Int'l. Aprt. Rev. 2nd
                     Series Issue 10A,5.55% 5/1/14
                     (MBIA Insured) (AMT)

California           San Fransisco City & County Arpts.
                     Commission Int'l. Arpt. Rev. Rfdg.
                     Second Series,Issue 2, 6.75%
                     5/1/13 (MBIA Insured)

California           San Jaoquin Hills Trans. Corridor
                     Agcy. Toll Road Rev. Refdg. Series
                     A, 0% 1/15/02 (MBIA Insured)

California           Santa Clara County Fing. Auth.
                     Lease Rev. (VMC Replacement Proj.)
                     Series A, 7.75%11/15/08 (AMBAC
                     Insured)

California           Santa Margarita/Dana Point Auth.
                     Rev. (Impt. Dists. 1-2 & 2A-8)
                     Series A 7.25% 8/1/10(MBIA
                     Insured)

California           Santa Margarita/Dana Point Auth.
                     Rev. Rfdg. (Impt. Dist. 3&3A,4&4A)
                     Series B, 7.25%8/1/08 (MBIA
                     Insured)

California           Santa Rosa Wastewtr. Rev. Rfdg. &
                     Sub-Reg'l. Wastewtr. Proj. Series
                     A, 4.75% 9/1/16(FGIC Insured)

California           South Orange County Pub. Fing.
                     Auth. Spl. Tax Rev. (Foothill
                     Area) Series C, 7.50%8/15/07 (FGIC
                     Insured)

California           South Orange County Pub. Fing.
                     Auth. Spl. Tax Rev. (Foothill
                     Area) Series C, 8%8/15/08 (FGIC
                     Insured)

California           South Orange County Pub. Fing.
                     Auth. Spl. Tax Rev. Rfdg. (Sr.
                     Lien) Series A, 7%9/1/11 (MBIA
                     Insured)

California           Southern California Metro. Wtr.       3,375,000     3,240,000
                     Dist. Wtr. & Sewer Rev. Series A,
                     5% 7/1/30 (MBIA Insured)

California           Southern California Pub. Pwr.
                     Auth. Pwr. Proj. Rev. Rfdg. (Mead
                     Adelanto Proj.) Series A, 4.875%
                     7/1/20 (AMBAC Insured)

California           Southern California Pub. Pwr.
                     Auth. Pwr. Proj. Rev. Rfdg. (Mead
                     Phoenix Proj.)Series A, 4.875%
                     7/1/20 (AMBAC Insured)

California           Upland Ctfs. of Prtn. Rfdg. (San
                     Antonio Commty. Hosp.) 5% 1/1/18

California           Upland Ctfs. of Prtn. Rfdg. (San
                     Antonio Commty. Hosp.) 5.25%
                     1/1/08

California           West & Central Basin Fin. Auth.
                     Series C 5.25% 8/1/08 (AMBAC
                     Insured)

California           West & Central Basin Fin. Auth.
                     Series C, 5.20% 8/1/07 (AMBAC
                     Insured)

California           West & Central Basin Fing. Auth.      2,750,000     2,708,750
                     Rev. (West Basin Rfdg. Proj.)
                     Series A, 5% 8/1/13(AMBAC Insured)

Colorado             Adams County School Dist. #12         1,000,000     1,078,750
                     Thornton Unltd. Tax Rfdg. 6.20%
                     12/15/10 (FGIC Insured)

Colorado             Arapahoe County Cap. Impt. Tr.
                     Fed. Hwy. Rev. (Cap. Appreciation)
                     Series E, 0%, 8/31/26(Pre-Refunded
                     to 8/31/05@ 20.8626

Colorado             Arapahoe County Cap. Impt. Trust
                     Fund Hwy. Rev. Series C, 0%
                     8/31/15 (Pre-Refunded to8/31/05 @
                     48.618)

Colorado             Aurora Gen. Oblig. Rfdg. 4.75%
                     11/1/14

Colorado             Colorado Health Facs. Auth. Rev.
                     (Hosp. Sys.-Swedish Med. Ctr.)
                     Series A, 7.25%10/1/08
                     (Pre-Refunded to 10/1/00 @ 102)

Colorado             Colorado Health Facs. Auth. Rev.
                     Rfdg. (Rocky Mountain Adventist)
                     6.25% 2/1/04

Colorado             Colorado Health Facs. Auth. Rev.
                     Rfdg. (Rocky Mountain Adventist)
                     6.625% 2/1/13

Colorado             Colorado Health Facs. Auth. Rev.
                     Rfdg. (Rocky Mountain Adventist)
                     6.625% 2/1/22

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) 0% 1/1/06 (MBIA
                     Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/02
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/04
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/09
                     (MBIA Insured)

Colorado             Colorado Springs Arpt. Rev. (Cap.
                     Appreciation) Series C, 0% 1/1/10
                     (MBIA Insured)

Colorado             Colorado Univ. Hosp. Auth. Hosp.      1,000,000     1,100,000
                     Rev. Series A, 6.25% 11/15/12
                     (AMBAC Insured)

Colorado             Colorado Univ. Rev. (Research
                     Bldg. Revolving Fund) (Biomedical
                     Research Bldg. Proj.)7% 6/1/09

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series A, 0%
                     11/15/02 (MBIA Insured) (AMT)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series A, 0%
                     11/15/05 (MBIA Insured)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series D, 0%
                     10/15/03 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series D, 0%
                     11/15/04 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.
                     (Cap. Appreciation) Series D, 0%
                     11/15/05 (MBIAInsured)

Colorado             Denver City & County Arpt. Rev.
                     Rfdg. Series D, 5% 11/15/98 (AMT)

Colorado             Denver City & County Arpt. Rev.
                     Series A, 6.90% 11/15/98 (AMT)

Colorado             Denver City & County Arpt. Rev.
                     Series A, 7% 11/15/99 (AMT)

Colorado             Denver City & County Arpt. Rev.
                     Series C, 6.50% 11/15/06 (AMT)

Colorado             Denver City & County Arpt. Rev.
                     Series D, 7% 11/15/25

Colorado             Denver City & County Arpt. Rev.
                     Series D, 7% 11/15/25
                     (Pre-Refunded 11/15/01 @ 100)

Colorado             Denver City & County Arpt. Rev.
                     Series D, 7.40% 11/15/01 (AMT)

Colorado             Denver City & County School Dist.     10,400,000    6,136,000
                     #1 Rfdg. (Cap. Appreciation)
                     Series A, 0% 12/1/08(MBIA Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 5.50% 6/15/00 (FSA
                     Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 6% 6/15/03 (FSA Insured)

Colorado             Highlands Ranch Metropolitan Dist.
                     #2 Rfdg. 6.50% 6/15/10 (FSA
                     Insured)

Colorado             Highlands Ranch Metropolitan Dist.    1,000,000     1,163,750
                     #2 Rfdg. 6.50% 6/15/12 (FSA
                     Insured)

Colorado             Jefferson County Ctfs. of Prtn.
                     Rfdg. 6.65% 12/1/08 (MBIA Insured)

Colorado             Jefferson County Single Family        100,000       107,125
                     Mtg. Rev. Rfdg. Series 1991-A,
                     8.875% 10/1/13 (MBIAInsured)

Connecticut          Connecticut Health & Ed. Facs.
                     Auth. Rev. (St. Raphael Hosp.)
                     5.30% 7/1/10, (AMBAC Insured)

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. (New Britain Mem.
                     Hosp.) Series A, 7.75% 7/1/22

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. (New Britain Mem.
                     Hosp.) Series A, 7.50%7/1/06

Connecticut          Connecticut Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Quinnipiac
                     College) Series D, 6% 7/1/13

Connecticut          Connecticut Health & Edl. Facs.       3,035,000     3,175,369
                     Auth. Rev. Rfdg. (St. Raphael
                     Hosp.) Series H, 5.25%7/1/12
                     (AMBAC Insured)

Connecticut          Connecticut Hsg. Fin. Auth. Hsg.
                     Mtg. Fin. Prog. Sub-Series B-1,
                     6.50% 5/15/18

Connecticut          Connecticut Resource Recovery         2,100,000     2,176,125
                     Auth. Rev. Rfdg. Series A, 5.375%
                     11/15/10 (MBIA Insured)

Connecticut          Connecticut Spl. Tax Oblig. Rev.      2,500,000     2,756,250
                     6% 10/1/06 (MBIA Insured)

Connecticut          Eastern Connecticut Resource
                     Recovery Auth. Solid Waste Rev.
                     (Wheelabrator LisbonProj.) Series
                     A, 5% 1/1/24 (AMT)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A, 5.875% 6/1/05
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A-1, 6% 6/1/11 (MBIA
                     Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A-3, 5.30% 6/1/04
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series A-3, 5.40% 6/1/05
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series B-1, 5.40% 6/1/06
                     (AMBAC Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series B-3, 5.30% 6/1/05
                     (MBIA Insured)

District of          District of Columbia Gen. Oblig.
Columbia             Rfdg. Series C, 5.25% 12/1/03
                     (FGIC Insured)

District of          District of Columbia Gen. Oblig.      3,695,000     3,990,600
Columbia             Rfdg. Series D, 6% 6/1/05 (AMBAC
                     Insured)

District of          District of Columbia Hosp. Rev.
Columbia             (Hosp. for Sick Children) Series
                     A, 8.875% 1/1/21

District of          District of Columbia Redev. Land
Columbia             Agcy. Washington D.C. Sports Arena
                     Spl. Tax Rev.5.40% 11/1/00

District of          District of Columbia Redev. Land
Columbia             Agcy. Washington D.C. Sports Arena
                     Spl. Tax Rev.5.625% 11/1/10

District of          District of Columbia Rev. Rfdg.
Columbia             (Georgetown Univ.) Series A, 5.95%
                     4/1/14 (MBIAInsured)

District of          District of Columbia Rev. Rfdg.       1,200,000     1,237,500
Columbia             (Georgetown Univ.) Series A, 6%
                     4/1/18 (MBIA Insured)

District of          Metropolitan Washington Arpt.
Columbia             Auth. Gen. Arpt. Rev. Series A,
                     7.25% 10/1/10 (FGIC Insured) (AMT)

District of          Washington D.C. Metropolitan Area     1,300,000     1,309,750
Columbia             Trans. Auth. Gross Rev. Rfdg.
                     5.25% 7/1/14 (FGICInsured)

Florida              Broward County Resource Recovery
                     Rev. (SES Broward Co. LP South
                     Proj.) 7.95% 12/1/08

Florida              Dade County Aviation Rev. (Miami
                     Int'l Arpt.) Series B, 6% 10/1/24
                     (MBIA Insured)

Florida              Dade County Seaport Rev. Rfdg.        1,000,000     1,127,500
                     Series 95, 6.20% 10/1/10 (MBIA
                     Insured)

Florida              Florida Board of Ed. Cap. Outlay
                     Rfdg. (Pub. Ed.) Series D, 4.75%
                     6/1/17

Florida              Florida Division Fin. Dept. Gen.
                     Svcs. Rev. (Dept. of Natural
                     Resources-Preservation2000) Series
                     A, 6.25% 7/1/10 (MBIA Insured)

Florida              Florida Muni. Pwr. Agcy. Rev.
                     Rfdg. (Stanton II Proj.) 4.50%
                     10/1/16 (AMBAC Insured)

Florida              Florida Muni. Pwr. Agcy. Rev.
                     Rfdg. (Stanton II Proj.) 4.50%
                     10/1/27 (AMBAC Insured)

Florida              Jacksonville Elec. Auth. Rev. 6%
                     7/1/01 (Escrowed to Maturity)

Florida              Jacksonville Elec. Auth. Rev.
                     Series 73, 6.80% 7/1/12 (Escrowed
                     to Maturity)

Florida              Jacksonville Health Facs. Auth.
                     Ind. Dev. Rev. Rfdg. (Cypress
                     Village Proj.) (Nat'l.Benevolent
                     Assoc.) 7% 12/1/22

Florida              Jacksonville Port Auth. Rev. Rfdg.
                     (Port Facs.) 5.75% 11/1/09 (MBIA
                     Insured) (AMT)

Florida              Lakeland Elec. & Wtr. Rev. Rfdg.
                     (Jr. Sub-Lien) 6.50% 10/1/05 (FGIC
                     Insured)

Florida              Orange County Tourist Dev. Tax
                     Rev. Rfdg. Series A, 6.50% 10/1/10
                     (AMBAC Insured)

Florida              Orlando Util. Commission Wtr. &
                     Elec. Rev. Series B, 5.25% 10/1/23

Florida              Pasco County Solid Waste Disp. &
                     Resource Recovery Sys. Rev. 6%
                     4/1/08 (AMBAC Insured) (AMT)

Florida              Pasco County Solid Waste Disp. &
                     Resource Recovery Sys. Rev. 6%
                     4/1/09 (AMBAC Insured) (AMT)

Florida              Tampa Cap. Impt. Prog. Rev. Series
                     A, 8.25% 10/1/18

Georgia              Atlanta Downtown Dev. Auth. Rev.      1,250,000     1,334,375
                     Rfdg. (Underground Atlanta Proj.)
                     6.25% 10/1/12

Georgia              Atlanta Downtown Dev. Auth. Rev.
                     Rfdg. (Underground Atlanta Proj.)
                     6.25% 10/1/16

Georgia              Cobb County School Dist 6% 2/1/02

Georgia              Fulton County School Dist. Rfdg.
                     6.375% 5/1/14

Georgia              Georgia Gen. Oblig. Impt. Series
                     B, 7.20% 3/1/05

Georgia              Georgia Gen. Oblig. Rfdg. Series      4,535,000     4,977,163
                     E, 6% 7/1/04

Georgia              Georgia Gen. Oblig. Series B,
                     6.10% 3/1/05

Georgia              Georgia Gen. Oblig. Series B,
                     6.25% 4/1/03

Georgia              Georgia Muni. Elec. Pwr. Auth.
                     Pwr. Rev. Rfdg. Series Z, 5.50%
                     1/1/12

Georgia              Georgia Residential Fin. Auth.
                     Home Ownership Mtg. (Cap.
                     Appreciation) Series 1984 B,0%
                     12/1/15

Hawaii               Hawaii Arpts. Sys. Rev. 2nd
                     Series, 7.50% 7/1/20 (FGIC
                     Insured)*

Hawaii               Hawaii Gen. Oblig. Series CM, 5%
                     12/1/00 (FGIC Insured)

Hawaii               Hawaii Gen. Oblig. Series CM,
                     5.50% 12/1/02 (FGIC Insured)

Hawaii               Hawaii Hsg. Fin. & Dev. Corp.
                     Single Family Mtg. Rev. Series A,
                     4.90% 7/1/28 (AMT)

Hawaii               Honolulu Hawaii City and County
                     Rfdg. Series C, 5.50% 11/01/04
                     (FGIC Insured)

Idaho                Boise Urban Renewal Parking Agcy.
                     Rev. (Tax Increment) Series A, B,
                     C, 8.125% 9/1/15

Idaho                Idaho Falls Elec. Rfdg. 0% 4/1/07,
                     (FGIC Insured)

Idaho                Idaho Falls Rfdg. Elec. 0% 4/1/06
                     (FGIC Insured)

Idaho                Idaho Falls Rfdg. Elec. 0% 4/1/13
                     (FGIC Insured)

Idaho                Idaho Housing Agcy. Single Family
                     Mtg. Series 1991 B, 7.50% 7/1/24

Illinois             Chicago Board of Ed. (Chicago
                     School Reform) 6.25% 12/1/09 (MBIA
                     Insured)

Illinois             Chicago Board of Ed. (Chicago
                     School Reform) 6.25% 12/1/11 (MBIA
                     Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series      5,510,000     5,661,525
                     A-2, 5.25% 1/1/01 (AMBAC Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series      4,885,000     5,489,519
                     A-2, 6.25% 1/1/15 (AMBAC Insured)

Illinois             Chicago Gen. Oblig. Rfdg. Series
                     B, 5% 1/1/11 (AMBAC Insured)

Illinois             Chicago Ill FGIC Rfdg. Series B,
                     5.125% 1/1/15 (AMBAC Insured)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 5.25% 1/1/13 (MBIA Insured)
                     (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 5.25% 1/1/14 (MBIA Insured)
                     (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6% 1/1/05 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6% 1/1/08 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6% 1/1/10 (MBIA Insured) (AMT)

Illinois             Chicago Midway Arpt. Rev. Series
                     B, 6.125% 1/1/11 (MBIA Insured)
                     (AMT)

Illinois             Chicago Motor Fuel Tax Rev. Rfdg.
                     Series A, 5.375% 1/1/14 (AMBAC
                     Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     (Passenger Facs. Charge) Series A,
                     5.60% 1/1/10 (AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. 2nd Lien) Series
                     A, 5.50% 1/1/16(AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.25% 1/1/08 (MBIA
                     Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.25% 1/1/09
                     (AMBAC Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      1,000,000     1,096,250
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.375% 1/1/12
                     (MBIA Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Rev.      1,200,000     1,305,000
                     Rfdg. (Gen. Arpt. Proj.) (2nd
                     Lien) Series A, 6.375% 1/1/15
                     (MBIA Insured)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.
                     Facs. Rev. (American Airlines,
                     Inc. Proj.) Series A, 7.875%
                     11/1/25 (AMT)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.
                     Facs. Rev. (United Airlines, Inc.)
                     8.25% 5/1/99 (AMT)

Illinois             Chicago O'Hare Int'l. Arpt. Spl.
                     facs. Rev. Rfdg. (Int'l. Term.)
                     Series A, 7.50%1/1/17 (AMT)

Illinois             Chicago Park Dist. Rfdg. 6.25%
                     1/1/09 (FGIC Insured)

Illinois             Chicago Residential Mtg. Rev.         4,765,000     2,102,556
                     Rfdg. (Cap. Appreciation) Series
                     B, 0% 10/1/09 (MBIAInsured)

Illinois             Chicago Wtr. Rev. 0% 11/1/01 (FGIC
                     Insured)

Illinois             Cooke & Will Counties Township
                     High School Dist. #206 (Cap.
                     Appreciation) Series A,0% 12/1/03
                     (AMBAC Insured) (Escrowed to
                     Maturity)

Illinois             DeKalb Single Family Mtg. Rev.
                     7.45% 12/1/09, (GNMA Coll.)*

Illinois             Illinois Dev. Fin. Auth. Poll.
                     Cont. Rev. Rfdg. (Commerce Edison
                     Co. Proj.) Series D,6.75% 3/1/15
                     (AMBAC Insured)

Illinois             Illinois Health Facs. Auth. Rev.
                     (GlenOaks Med. Ctr.) Series D,
                     9.50% 11/15/15 (Escrowed to
                     Maturity)

Illinois             Illinois Health Facs. Auth. Rev.
                     (Mem. Hosp.) 6.875% 5/1/00

Illinois             Illinois Health Facs. Auth. Rev.
                     (Mem. Hosp.) 7.125% 5/1/10

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (Lutheran Gen. Health Care
                     Sys.) Series C, 6%4/1/18

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (Lutheran Gen. Health Care
                     Sys.) Series C, 7%4/1/14

Illinois             Illinois Health Facs. Auth. Rev.
                     Rfdg. (OSF Healthcare Sys.) 6%
                     11/15/13

Illinois             Illinois Health Facs. Auth. Rev.      3,000,000     3,007,500
                     Rfdg. (Swedish American Hosp.)
                     5.375% 11/15/13 (AMBAC Insured)

Illinois             Illinois Reg'l. Trans. Auth.          2,045,000     2,627,825
                     Series C, 7.75% 6/1/13 (FGIC
                     Insured)

Illinois             Illinois Toll Hwy. Auth. Toll Hwy.    1,000,000     1,100,000
                     Rev. Rfdg. Series A, 6% 1/1/09
                     (FGIC Insured)

Illinois             Lake County Forest Preserve Dist.
                     Unltd. Tax (Cap. Appreciation) 0%
                     12/1/07

Illinois             Lake County Forest Preserve Dist.
                     Unltd. Tax (Cap. Appreciation) 0%
                     12/1/08

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place Expansion Proj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/08 (MBIA Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/08 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/09 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/10 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Place ExpansionProj.)
                     Series A, 6.50% 6/15/07 (FGIC
                     Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Plain Expansion Proj.)
                     (Cap. Appreciation) Series A, 0%
                     6/15/12 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev.
                     (McCormick Plane ExpansionProj.)
                     (Cap. Appreciatiion) Series A, 0%
                     6/15/12 (FGIC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev. 0%
                     6/15/00 (AMBAC Insured)

Illinois             Metropolitan Pier & Exposition
                     Auth. Dedicated Tax Rev. Refdg.
                     (McCormick PlaceExpansion Proj.)
                     Series A, 5.25% 12/15/10

Illinois             Northern Univ. Rev. Auxiliary
                     Facs. Sys. Rfdg. 6% 4/1/02 (FGIC
                     Insured)

Indiana              Indiana Bond Bank Rev. (State
                     Revolving Fund Prog.) Series A, 7%
                     2/1/05

Indiana              Indiana Health Facs. Fing. Auth.      2,000,000     2,365,000
                     Hosp. Rev. Rfdg. (Columbus Reg'l.
                     Hosp.) 7% 8/15/15(FSA Insured)

Indiana              Indiana Health Facs. Fing. Auth.
                     Hosp. Rev.Rfdg. (Clarian Health
                     Partners, Inc.) Series A, 5.50%
                     2/15/16

Indiana              Indiana Muni. Pwr. Agcy. Pwr.         2,000,000     2,075,000
                     Suppply Sys. Rev. Rfdg. Series B,
                     5.50% 1/1/16 (MBIAInsured)

Indiana              Indianapolis Arpt. Auth. Rev.         1,000,000     1,021,250
                     Rfdg. Series A, 5.60% 7/1/15 (FGIC
                     Insured)

Indiana              Indianapolis Econ. Dev. Rev. Rfdg.
                     & Impt. (Nat'l. Benevolent Assoc.)
                     7.625% 10/1/22

Indiana              Indianapolis Resource Recovery
                     Rev. Rfdg. (Ogden Martin Sys. Inc.
                     Proj.) 6.75% 12/1/06(AMBAC
                     Insured)

Indiana              Jasper County Poll. Cont. Rev.        2,000,000     2,175,000
                     Rfdg. (Northern Indiana Pub. Svc.)
                     7.10% 7/1/17 (MBIAInsured)

Kansas               Butler County Solid Wste Disposal
                     Facs Series 1994, 3.45% 8/1/24

Kansas               Johnson County Unified School Dist
                     #512 (Shawnee Mission) 8% 10/1/04

Kansas               Johnson County Unified School
                     Dist. #512 (Shawnee Mission) 8%
                     10/1/03

Kansas               Johnson County Unified School
                     Dist. #512 (Shawnee Mission) 8%
                     10/1/05

Kansas               Kansas City Util. Sys. Rev. (Cap.
                     Appreciation) 0% 9/1/10 (AMBAC
                     Insured)

Kansas               Kansas City Util. Sys. Rev. (Cap.
                     Appreciation) 0% 9/1/10 (AMBAC
                     Insured) (Escrowed to Maturity)

Kansas               Kansas Dept. Trans. Hwy. Rev.
                     7.25% 3/1/05

Kansas               Kansas Tpk. Auth. Tpk. Rev. Rfdg.
                     (Toll Roads, Bridges & Mass
                     Transit Proj.) 5.25% 9/1/01 (AMBAC
                     Insured)

Kansas               Kansas Tpk. Auth. Tpk. Rev. Rfdg.     1,750,000     1,804,687
                     (Toll Roads, Bridges & Mass
                     Transit Proj.) 5.25% 9/102 (AMBAC
                     Insured)

Kansas               Reno County Mtg. Rev. Rfdg.           475,000       514,188
                     (Single Family) Series B, 8.70%
                     9/1/11

Kansas               Wichita Hosp. Rev. Series III-A,      6,000,000     6,420,000
                     6.465% 10/20/17 (MBIA Insured)

Kentucky             Jefferson County Cap. Projs. Corp.
                     Rev. (Muni. Multiple Rfdg. Lease)
                     Series A, 0%8/15/11

Kentucky             Jefferson County Hosp. Rev.           4,000,000     4,355,000
                     (Alliant Health Sys. Proj.) 6.367%
                     10/9/08 (FGIC Insured)

Kentucky             Kenton County Arpt. Board Arpt.
                     Rev. Rfdg. (Spl. Facs. Delta
                     Airlines, Inc. Proj.) Series A,
                     7.50% 2/1/20 (AMT)

Kentucky             Kenton County Arpt. Board Arpt.
                     Rev. Rfdg. (Cincinnati/Northern
                     Kentucky Int'l. Arpt.)Series A,
                     5.65% 3/1/04 (MBIA Insured) (AMT)

Kentucky             Kentucky Tpk. Auth. Econ. Dev.        1,630,000     1,733,912
                     Road Rev. Rfdg. (Revitalization
                     Proj.) 5.50% 7/1/09(AMBAC Insured)

Kentucky             Kentucky Tpk. Auth. Econ. Dev.
                     Road Rev. Rfdg. (Revitalization)
                     (Cap. Appreciation) 0% 1/1/02
                     (FGIC Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Rfdg. Series B, 0% 1/1/08, (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Series B, 0% 1/1/07 (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Series B, 0% 1/1/09 (AMBAC
                     Insured)

Kentucky             Owensboro Elec. Lt. & Pwr. Rev.
                     Series B, 0% 1/1/10 (AMBAC
                     Insured)

Louisiana            Louisiana Gen. Oblig. Rfdg. Series
                     A 6.0% 8/1/02 (FGIC Insured)

Louisiana            Louisiana Gen. Oblig. Series A,
                     6.75% 5/15/03 (MBIA Insured)

Louisiana            Louisiana Gen. Oblig. Series A,
                     6.75% 5/15/04, (MBIA Insured)

Louisiana            Louisianna Offshore Term Auth.
                     Series B, 7.60% 9/1/10

Louisiana            Lousianna Offshore Term Auth.
                     Series E, 7.60% 9/1/10
                     (Pre-Refunded 9/1/00 @ 102)

Louisiana            Monroe-West Monroe Pub. Trust
                     Fing. Auth. Mtg. Rev. Rfdg. (Cap.
                     Appreciation) Series C, 0% 8/20/14

Louisiana            New Orleans Gen. Oblig. Rfdg.         3,000,000     1,672,500
                     (Cap. Appreciation) 0% 9/1/09
                     (AMBAC Insured)

Louisiana            New Orleans Pub. Impt. Unltd. Tax     1,000,000     1,112,500
                     7% 9/1/19 (FGIC Insured)
                     (Pre-Refunded to 9/1/02 @100)

Louisiana            St. John Baptist Parish Sales Tax
                     Dist. Rfdg. Series 1989-ST, 7.80%
                     12/1/14

Maryland             Baltimore Consolidated Pub. Impt.
                     Rfdg. Series A, 7.25% 10/15/04
                     (FGIC Insured)

Maryland             Baltimore Consolidated Pub. Impt.
                     Series A, 7.25% 10/15/05 (FGIC
                     Insured)

Maryland             Howard County Mtg. Rev.
                     (Heartlands Elderly Apts. Proj.)
                     8.875% 12/1/10 (MBIA Insured) (FHA
                     Guaranteed)

Maryland             Maryland Commmty. Dev. Admin.
                     Dept. of Hsg. & Commty. Dev.
                     (Single Family Housing) Series B,
                     5.05% 9/1/19

Maryland             Maryland Health & Higher Edl.
                     Facs. Auth. REv. Refdg. (John
                     Hopkins Univ.) 5.25% 7/1/17

Maryland             Maryland Health & Higher Edl.
                     Facs. Auth. Rev. Rfdg. (Johns
                     Hopkins Univ.) 5.125% 7/1/20

Maryland             Maryland Health & Higher Edl.
                     Facs. Auth. Rev. Rfdg. (Johns
                     Hopkins Univ.) 5.25% 7/1/19

Maryland             Montgomery County Gen. Oblig.         2,775,000     2,972,718
                     Rfdg. (Consolidated Pub. Impt.)
                     Series A, 5.60% 7/1/04

Maryland             Prince George's County Solid Waste
                     Mgmt. Sys. Rev. Rfdg. 5.25%
                     6/15/13 (FSA Insured)

Massachusetts        Boston Gen. Oblig. Series A,          1,000,000     1,001,250
                     4.875% 9/1/09 (FSA Insured)

Massachusetts        Boston Gen. Oblig. Series A,          1,925,000     1,912,969
                     4.875% 9/1/11 (FSA Insured)

Massachusetts        Boston Metropolitan Dist. Gen.        1,260,000     1,496,250
                     Oblig. Rfdg. 8% 12/1/03 (MBIA
                     Insured)

Massachusetts        Boston Rev. (Boston City Hosp.)
                     Series A, 7.625% 2/15/21 (FHA
                     Guaranteed) (Pre-Refunded to
                     8/15/00 @ 102)

Massachusetts        Boston Rev. Rfdg. (Boston City
                     Hosp.) 7.15% 8/15/01 (FHA
                     Guaranteed) (Pre-Refunded
                     to8/15/00 @ 102)

Massachusetts        Haverhill Gen. Oblig. Rfdg. Series    5,000,000     5,450,000
                     A, 6.70% 9/1/10 (AMBAC Insured)

Massachusetts        Holyoke Gen. Oblig. Ltd. Tax 8.15%    2,205,000     2,604,656
                     6/15/06 (MBIA Insured)
                     (Pre-Refunded to 6/15/02 &103)

Massachusetts        Massachusetts Bay Trans. Auth.
                     Rfdg. (Gen. Trans. Sys.) Series A,
                     5.50% 3/1/12

Massachusetts        Massachusetts Bay Trans. Auth.
                     Rfdg. (Gen. Trans. Sys.) Series B,
                     6.20% 3/1/16

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.05% 7/1/08 (AMBACInsured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.15% 7/1/10 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.25% 7/1/11 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Ed. Loan Auth. Ed.
                     Loan Rev. Rfdg. Issue E Series B,
                     6.30% 7/1/12 (AMBAC Insured) (AMT)

Massachusetts        Massachusetts Edl. Loan Auth.
                     (Edl. Loan Rev) Issue E, Series B
                     5.85% 7/1/06 (AMBAC Insured)

Massachusetts        Massachusetts Edl. Loan Auth.
                     (Edl. Loan Rev.) Issue E, Series
                     B, 5.75% 7/1/05 (AMBACInsured)

Massachusetts        Massachusetts Educational Laoan
                     Auth. (Edl.Loan Rev.) Issue E
                     Series B, 5.95% 7/1/07 (AMBAC
                     Insured)

Massachusetts        Massachusetts Gen. Oblig.
                     Consolidated Loan Series A, 5%
                     1/1/12

Massachusetts        Massachusetts Gen. Oblig.
                     Consolidated LoanSeries A, 6%
                     6/1/11 (Pre-Refunded to
                     6/1/01@100)

Massachusetts        Massachusetts Gen. Oblig.
                     Consolidated LoanSeries C, 5.375%
                     9/1/14 (MBIA Insured)

Massachusetts        Massachusetts Gen. Oblig. Rfdg.
                     Series A, 5.50% 2/1/11 (MBIA
                     Insured)

Massachusetts        Massachusetts Gen. Oblig. Rfdg.
                     Series A, 6.25% 7/1/03

Massachusetts        Massachusetts Gen. Oblig. Rfdg.
                     Series A, 6.25% 7/1/04

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (1st. Mtg.) (Fairview
                     Extended Care)Series A, 10.25%
                     1/1/21 (Pre-Refunded to 1/1/01 @
                     103)

Massachusetts        Massachusetts Health & Edl. Facs.     6,720,000     7,366,800
                     Auth. Rev. (Bentley College)
                     Series H, 6.90% 7/1/21(MBIA
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. (New England Med. Ctr.
                     Hosp.) Series G,5.375% 7/1/24
                     (MBIA Insured)

Massachusetts        Massachusetts Health & Edl. Facs.     1,000,000     1,049,560
                     Auth. Rev. (Northeastern Univ.)
                     Series B, 7.60%10/1/10 (AMBAC
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Baystate Med.
                     Ctr.) Series D, 5%7/1/12 (FGIC
                     Insured)

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Fairview
                     Extended Care) Series B,4.55%
                     7/14/02 (MBIA Insured) LOC
                     BankBoston N.A.

Massachusetts        Massachusetts Health & Edl. Facs.
                     Auth. Rev. Rfdg. (Harvard Univ.)
                     Series P, 6.50%11/1/03

Massachusetts        Massachusetts Health & Edl. Facs.     2,000,000     2,245,000
                     Auth. Rev. Rfdg. (Massachusetts
                     Gen. Hosp.) Series F , 6.25%
                     7/1/12 (AMBAC Insured)

Massachusetts        Massachusetts Hsg. Fin. Agcy. Hsg.
                     Rev. Rfdg. (Rental) Series A,
                     6.60% 7/1/14(AMBAC Insured) (AMT)

Massachusetts        Massachusetts Hsg. Fin. Agcy. Hsg.
                     Rev. Rfdg. (Rental) Series A,
                     6.65% 7/1/19 (AMBACInsured) (AMT)

Massachusetts        Massachusetts Ind. Fin. Agcy. Ind.
                     Rev. (Union Mission Proj.) 9.55%
                     9/1/26(FHA Guaranteed)

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/04

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/06

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/09

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     Biomedical Research) Series A-2,
                     0% 8/1/10

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Cap. Appreciation) (Massachusetts
                     BiomedicalResearch) Series A-2, 0%
                     8/1/03

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     (Massachusetts Biomedical
                     Research) Series A-1,7.10% 8/1/99

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     Rfdg. (Atlanticare Med. Ctr.)
                     Series A, 10.125%11/1/14

Massachusetts        Massachusetts Ind. Fin. Agcy. Rev.
                     Rfdg. (Emerson College) Series A,
                     8.90% 1/1/18

Massachusetts        Massachusetts Muni. Wholesale         1,610,000     1,616,038
                     Elec. Co. Pwr. Supply Sys. Rev.
                     Rfdg. 5% 7/1/10 (AMBACInsured)

Massachusetts        Massachusetts Muni. Wholesale
                     Elec. Co. Pwr. Supply Sys. Rev.
                     Series D, 6% 7/1/06

Massachusetts        Massachusetts Tpk. Auth.              2,000,000     1,910,000
                     Metropolitan Hwy. Sys. Rev. Series
                     A, 5% 1/1/27 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth.
                     Metropolitan Hwy. Sys. Rev. Series
                     A, 5.125% 1/1/23 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth.
                     Metropolitan Hwy. Sys. Rev. Series
                     B, 5.25% 1/1/17 (MBIA Insured)

Massachusetts        Massachusetts Tpk. Auth. Western      3,000,000     3,054,810
                     Tpk. Rev. Series A, 5.55% 01/1/17
                     (MBIA Insured)

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series A, 5.70% 7/1/05(AMT)

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series B, 5.40% 6/1/00

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series G, 5% 8/1/00

Massachusetts        New England Ed. Loan Marketing
                     Corp. Rev. Rfdg. (Student Loan)
                     Series G, 5.20% 8/1/02

Massachusetts        Palmer Gen. Oblig. Rfdg. 5.50%        3,000,000     3,082,500
                     10/1/10 (MBIA Insured)

Michigan             Detroit Convention Facs. Rev.
                     Rfdg. (Cobo Hall Expansion Proj.)
                     5.25% 9/30/12

Michigan             Detroit Hosp. Fin. Auth. Hosp.
                     Facs. Rev. Rfdg. (Michigan Health
                     Care Corp. Proj.) 0%12/1/20

Michigan             Flint Hosp. Bldg. Auth. Rev.
                     (Hurley Med. Ctr.) 7.80% 7/1/14

Michigan             Flint Michigan Hosp. Bldg. Auth.
                     Rev. Rfdg. (Hurley Med. Ctr.)
                     Series A, 6% 7/1/06

Michigan             Highland Park Hosp. Fin. Auth.
                     Hosp. Facs. Rev. (Lakeside Commty.
                     Hosp. Proj.) 0% 3/1/20

Michigan             Highland Park Hosp. Fin. Auth.
                     Hosp. Facs. Rev. 9.875% 12/1/19

Michigan             Jackson County Hosp. Fin. Auth.       2,000,000     1,867,500
                     Hosp. Rev. Rfdg. (W.A. Foote Mem.
                     Hosp.) Series A,4.75% 6/1/15 (FGIC
                     Insured)

Michigan             Michigan Bldg. Auth. Rev. Series      1,100,000     1,159,125
                     II, 6.25% 10/1/20 (MBIA Insured)

Michigan             Michigan Hosp. Fin. Auth. Rev.
                     Rfdg. (Bay Med. Ctr.) Series A,
                     8.25% 7/1/12

Michigan             Michigan Hosp. Fin. Auth. Rev.        3,000,000     3,082,500
                     Rfdg. (Sisters of Mercy Health
                     Corp.) 5.375% 8/15/14(MBIA
                     Insured)

Michigan             Michigan Hsg. Dev. Auth. Single
                     Family Mtg. Rev. Series A, 7.50%
                     6/1/15

Michigan             Michigan Hsg. Dev. Auth. Single
                     Family Mtg. Rev. Series A, 7.70%
                     12/1/16

Michigan             Michigan Strategic Fund Ltd.
                     Oblig. Rev. (Mercy Svcs. for Aging
                     Proj.) 9.40% 5/15/20(Pre-Refunded
                     to 5/15/00 @ 102)

Michigan             Michigan Univ. Rev. Rfdg. (Univ.
                     Hosp. Proj.) Series A, 5.75%
                     12/1/12

Michigan             Royal Oak Hosp. Fin. Auth. Hosp.
                     Rev. Rfdg. (William Beaumont
                     Hosp.) 5.50% 1/1/14

Michigan             Royal Oak Hosp. Fin. Auth. Rev.
                     Rfdg. (William Beaumont Hosp.)
                     6.25% 1/1/09

Michigan             Tawas City Hosp. Fin. Auth. Hosp.
                     Rev. (St. Joseph Hosp. Proj.)
                     Series A, 8.50%3/15/12

Michigan             Western Townships Util. Auth. Swr.
                     Disp. Sys. Ltd. Tax 8.20% 1/1/18

Michigan             Western Townships Util. Auth. Swr.
                     Disp. Sys. Rfdg. (Cap.
                     Appreciation) 0% 1/1/05
                     (FSAInsured)

Minnesota            Centennial Independant School
                     Dist. #12 Rfdg. Series B, 4.875%
                     2/1/12 (FGIC Insured)

Minnesota            Maplewood Health Care Facs. Rev.
                     (Healtheast Proj.) 5.80% 11/15/03

Minnesota            Minneapolis & St. Paul Hsg. &         1,000,000     938,750
                     Redev. Auth. Health Care Sys. Rev.
                     Rfdg. (HealthspanHealth Sys.
                     Corp.) Series A, 4.75% 11/15/18
                     (AMBAC Insured)

Minnesota            Minneapolis Gen. Oblig. (Cap.
                     Appreciation) Series B, 0% 12/1/03

Minnesota            Minnesota Hsg. Fin. Agcy. (Single
                     Family Mtg.) Series B, 5.80%
                     7/1/25 (AMT)

Minnesota            Minnesota Univ. Rfdg. 4.80%           5,000,000     5,100,000
                     8/15/03

Minnesota            Northern Muni. Pwr. Agcy. Elec.
                     Sys. Rev. Rfdg. Series A, 7.25%
                     1/1/16

Minnesota            Rochester Health Care Facs. Rev.
                     Rfdg. (Mayo Foundation/Mayo Med.
                     Ctr.) Series I,5.90% 11/15/09

Minnesota            Rochester Health Care Facs. Rev.
                     Rfdg. (Mayo Foundation/Myao Med.
                     Ctr.) Series I,5.90% 11/15/10

Minnesota            St. Cloud Hosp. Facs. Auth. Rev.      2,000,000     2,022,500
                     Rfdg. (St. Cloud Hosp. Proj.)
                     Series C, 5.25% 10/1/13(AMBAC
                     Insured)

Minnesota            St. Paul Hgs. & Redevelopment
                     Auth. Hosp. Rev. Series B, 9.75%
                     11/1/17

Minnesota            Western Minnesota Muni. Pwr. Agcy.    1,890,000     2,060,100
                     Pwr. Supply Rev. Series B, 6%
                     1/1/04 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Rev. Rfdg. Series A, 6.25% 1/1/06
                     (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Wtr. Supply Rev. Rfdg. Series A,
                     5.50% 1/1/10 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr. Agcy.
                     Wtr. Supply Rev. Rfdg. Series A,
                     5.50% 1/1/11 (AMBAC Insured)

Minnesota            Western Minnesota Muni. Pwr.
                     Agncy. Pwr. Supply Rev. Rfdg.
                     Series A, 5.50% 1/1/12 (AMBAC
                     Insured)

Mississippi          Hinds County Ctfs. of Prtn. (Hinds
                     County Welfare Dept. Proj.) 7.75%
                     3/1/09(Pre-Refunded to 3/1/99 @
                     102)

Mississippi          Hinds County Rev. Rfdg.
                     (Mississipi Methodist Hosp. &
                     Rehabilitation) 5.60% 5/1/12(AMBAC
                     Insured)

Mississippi          Mississippi Home Corp. Single
                     Family Rev. Rfdg. Series 1990-A,
                     9.25% 3/1/12 (FGICInsured)

Missouri             Boone County Ind. Dev. Auth. Ind.
                     Rev. (1st. Mtg.) (Fairview
                     Extended Care) Series A, 10.125%
                     1/1/11 (Pre-Refunded to 1/1/01 @
                     103)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     6.875% 6/1/20 (MBIA Insured)
                     (Escrowed to Maturity)

Montana              Montana Board of Investment
                     Payroll Tax (Workers Compensation)
                     Series 1991, 6.875% 6/1/11(MBIA
                     Insured) (Escrowed to Maturity)

Montana              Montana Coal Severance Tax Rfdg.
                     (Broadwater Pwr. Proj.) Series A,
                     6.875% 12/1/11*

Nebraska             Douglas County Hosp. Auth. #1 Rev.
                     Rfdg. (Immanuel Med. Ctr., Inc.)
                     6.90% 9/1/11(AMBAC Insured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     (Elec. Sys.) Series A, 6% 1/1/06

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     Rfdg. (Pwr. Supply Sys.) Series B,
                     5.25% 1/1/13 (MBIAInsured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     Rfdg. (Pwr. Supply Sys.) Series C,
                     5% 1/1/10 (MBIA Insured)

Nebraska             Nebraska Pub. Pwr. Dist. Rev.
                     Rfdg. (Pwr. Supply Sys.) Series C,
                     5% 1/1/17

Nebraska             Scotts Bluff County Hosp. Auth. #1
                     Hosp. Rev. Rfdg. (Reg'l. West Med.
                     Ctr. Proj.)6.45% 12/15/04

Nevada               Las Vegas Downtown Redev. Agcy.
                     Tax Increment Rev. (Sub. Lien
                     Fremont State Proj.)Series A,
                     6.10% 6/15/14

New Hampshire        New Hampshire Higher Edl. & Health
                     Facs. Auth. Rev. (1st. Mtg.
                     Riverwoods at Exeter)9% 3/1/23
                     (Pre-Refunded to 3/1/03 @ 103)

New Hampshire        New Hampshire Higher Edl. & Health
                     Facs. Auth. Rev. (Littleton Hosp.
                     Assoc., Inc.)Series A, 9.50%
                     5/1/20

New Hampshire        New Hampshire Tpk. Sys. Rev. Rfdg.
                     Series A, 7% 11/1/06 (FGIC
                     Insured)

New Jersey           Camden County Muni. Util. Auth.
                     Swr. Rev. Rfdg. 6% 7/15/06 (FGIC
                     Insured)

New Jersey           New Jersey Econ. Dev. Auth. Econ.
                     Dev. Rev. Rfdg. (Stolt Term.
                     Proj.) 10.50% 1/15/18

New Jersey           New Jersey Health Care Facs. Fing.    1,635,000     1,908,863
                     Auth. Rev. (Christ Hosp. Group
                     Issue) 7% 7/1/06(Connie Lee
                     Insured)

New Jersey           New Jersey Tpk. Auth. Tpk. Rev.       1,000,000     1,152,500
                     Rfdg. Series C, 6.50% 1/1/09
                     (AMBAC Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A,
                     5.50% 6/15/11(MBIA Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A, 6%
                     6/15/03(AMBAC Insured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A, 6%
                     6/15/04 (AMBACInsured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series A,
                     6.50% 6/15/05 (AMBACInsured)

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series B,
                     5.25% 6/15/12

New Jersey           New Jersey Trans. Trust Fund Auth.
                     Rfdg. (Trans. Sys.) Series B,
                     6.50% 6/15/10 (MBIAInsured)

New Jersey           New Jersey Transit Corp. Series A,
                     5.40% 9/1/02 (FSA Insured)

New Jersey           New Jersey Wastewtr. Treatment
                     Trust Ref. Series C, 6.25% 5/15/04
                     (MBIA Insured)

New Jersey           Passaic County Util. Auth. Solid
                     Waste Disp. Rev. Rfdg. (Cap.
                     Appreciation) 0% 3/1/01 (MBIA
                     Insured)

New Jersey           Warren County Poll. Cont. Fing.       1,000,000     1,085,000
                     Auth. Resource Recovery Rev. 6.55%
                     12/1/06 (MBIAInsured)

New Mexico           Albuquerque Arpt. Rev. Rdfg. 6.75%
                     7/1/10 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.25%
                     7/1/03 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.50%
                     7/1/08 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.70%    2,500,000     2,793,750
                     7/1/18 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.75%
                     7/1/09 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Rfdg. 6.75%
                     7/1/12 (AMBAC Insured) (AMT)

New Mexico           Albuquerque Arpt. Rev. Series A,
                     6.60% 7/1/16 (AMBAC Insured)

New Mexico           Albuquerque Refuse Removal & Disp.    2,500,000     2,606,250
                     Rev. Rfdg. 5.25% 7/1/09 (AMBAC
                     Insured)

New Mexico           New Mexico Edl. Assistance
                     Foundation Student Loan Rev.
                     Series B, 5.25% 4/1/05
                     (AMBACInsured)

New Mexico           New Mexico Univ. Rev. Rfdg. Series
                     A, 6% 6/1/21

New Mexico           Rio Rancho Wtr. & Wastewtr. Sys.      1,600,000     1,668,000
                     Rev. Series A, 5.90% 5/15/15 (FSA
                     Insured)

New York             Metropolitan Trans. Auth. Commuter
                     Facs. Rev. Series A, 5.625% 7/1/27
                     (MBIA Insured)

New York             Metropolitan Trans. Auth. Commuter
                     Facs. Rev. Series A, 6% 7/1/21
                     (FGIC Insured)

New York             Metropolitan Trans. Auth. Facs.
                     Rev. SeriesA, 6% 7/1/16 (FGIC
                     Insured)

New York             Metropolitan Trans. Auth. Svc.
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/08

New York             Metropolitan Trans. Auth. Svc.
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/08

New York             Metropolitan Trans. Auth. Svc.
                     Contract Commuter Facs. Series O,
                     5.75% 7/1/13

New York             Metropolitan Trans. Auth. Svc.
                     Contract Transit Rfdg. Series 5,
                     6.90% 7/1/05

New York             Metropolitan Trans. Auth. Svc.
                     Contract Transit Rfdg. Series 7,
                     5.40% 7/1/06

New York             Metropolitan Trans. Auth. Transit
                     Facs. Rev. Series A, 5.75% 7/1/21
                     (MBIA Insured)

New York             Metropolitan Trans. Auth.
                     Transport Facs. Rev. Rfdg. Series
                     K, 6.30% 7/1/06 (MBIAInsured)

New York             Metropolitan Trans. Auth.
                     Transport Facs. Rev. Rfdg. Series
                     K, 6.30% 7/1/07 (MBIAInsured)

New York             Metropolitan Trans. Auth.
                     Transport Facs. Rev. Series A,
                     6.10% 7/1/21 (FSA Insured)

New York             New York City Gen. Oblig. Rfdg.
                     Series A, 6.375% 8/1/05

New York             New York City Gen. Oblig. Rfdg.
                     Series A, 7% 8/1/03

New York             New York City Gen. Oblig. Rfdg.
                     Series B, 5.70% 8/15/02

New York             New York City Gen. Oblig. Rfdg.
                     Series C, 6.50% 8/1/07

New York             New York City Gen. Oblig. Rfdg.
                     Series D, 6.60% 2/1/03

New York             New York City Gen. Oblig. Rfdg.
                     Series E, 5.40% 2/15/03

New York             New York City Gen. Oblig. Rfdg.
                     Series E, 6.50% 2/15/04 (FGIC
                     Insured)

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 5.40% 8/1/04

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 5.50% 8/1/01

New York             New York City Gen. Oblig. Rfdg.       4,000,000     4,420,000
                     Series H, 6% 8/1/07 (FGIC Insured)

New York             New York City Gen. Oblig. Rfdg.
                     Series H, 7.875% 8/1/00

New York             New York City Gen. Oblig. Series
                     A, 6% 8/1/18 (FSA Insured)
                     (Escrowed to Maturity)

New York             New York City Gen. Oblig. Series
                     B, 7.50% 2/1/02

New York             New York City Gen. Oblig. Series
                     B, 7.50% 2/1/03

New York             New York City Gen. Oblig. Series
                     B, 7.50% 2/1/04

New York             New York City Gen. Oblig. Series
                     C, 6.40% 8/1/03

New York             New York City Gen. Oblig. Series
                     D, 6.50% 2/15/05

New York             New York City Gen. Oblig. Series
                     F, 6.10% 2/15/02

New York             New York City Gen. Oblig. Series
                     F, 6.10% 2/15/02 (Escrowed to
                     Maturity)

New York             New York City Gen. Oblig. Series
                     F, 8.10% 11/15/99

New York             New York City Gen. Oblig. Series
                     G, 5.40% 2/1/01

New York             New York City Gen. Oblig. Series
                     G, 5.60% 2/1/02

New York             New York City Gen. Oblig. Series
                     H, 6.90% 2/1/01

New York             New York City Gen. Oblig. Series
                     H, 6.90% 2/1/01 (Escrowed to
                     Maturity)

New York             New York City Gen. Oblig. Series
                     J, 6% 2/15/04

New York             New York City Gen. Oblig. Series
                     L, 4.75% 8/1/98

New York             New York City Ind. Dev. Agcy. Spl.
                     Facs. Rev. (Term. One Group Assoc.
                     Proj.) 6% 1/1/08(AMT)

New York             New York City Ind. Dev. Auth.         1,000,000     1,063,750
                     (Japan Airlines Co. Ltd. Proj.)
                     Series 91 , 6% 11/1/15 (FSA
                     Insured) LOC Morgan Guaranty Trust
                     Co. (AMT)

New York             New York City Muni. Assistance
                     Corp. Rfdg. Series E, 6% 7/1/04

New York             New York City Muni. Assistance
                     Corp. Rfdg. Series H, 6% 7/1/05

New York             New York City Muni. Assistance
                     Corp. Rfdg. Series J, 6% 7/1/04

New York             New York City Muni. Wtr. Fin.
                     Auth. Wtr. & Swr. Sys. Rev. Series
                     B, 5.875% 6/15/26

New York             New York City Rfdg. Series B,
                     5.50% 8/15/01(Escrowed to
                     Maturity)

New York             New York City Trust Cultural
                     Resources Rev. (American Museum of
                     Nat'l. History)Series A, 5.65%
                     4/1/27 (MBIA Insured)

New York             New York Gen. Oblig. Series A,
                     7.75% 8/17/07

New York             New York Gen. Oblig. Series B,
                     5.5% 8/15/01

New York             New York State Dorm. Auth. Lease      2,500,000     2,696,875
                     Rev. Rfdg.(State Univ. Dorm.
                     Facs.) Series A, 6%7/1/03 (AMBAC
                     Insured)

New York             New York State Dorm. Auth. Rev.
                     (State Univ. Edl. Facs.) 5.75%
                     5/15/09

New York             New York State Dorm. Auth. Rev.
                     (Suffolk County Judicial Facs.)
                     Series A, 9.50% 4/15/14

New York             New York State Dorm. Auth. Rev.       2,500,000     2,568,750
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.25% 5/15/15 (AMBAC
                     Insured)

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/05

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/08

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/10

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.50% 5/15/13

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 5.875% 5/15/11

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A, 6.50% 5/15/04

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series A,5.875% 5/15/17

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.25% 5/15/05

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.25% 5/15/11

New York             New York State Dorm. Auth. Rev.
                     Rfdg. (State Univ. Edl. Facs.)
                     Series B, 5.50% 5/15/08

New York             New York State Envir. Facs. Corp.
                     Poll. Cont. Rev. Rfdg. (State Wtr.
                     Revolving Fund)(New York City
                     Muni. Wtr.) Series A, 5.75%
                     6/15/12

New York             New York State Local Gov't.
                     Assistance Corp. (Cap.
                     Appreciation) Series A, 0% 4/1/08

New York             New York State Local Gov't.
                     Assistance Corp. (Cap.
                     Appreciation) Series B, 0% 4/1/08

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. (Cap.
                     Appreciation) Series C,0% 4/1/13

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series A,
                     5.375% 4/1/16

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series A,
                     5.50% 4/1/04 (AMBACInsured)

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series C,
                     5% 4/1/21

New York             New York State Local Gov't.           1,000,000     1,022,500
                     Assistance Corp. Rfdg. Series C,
                     5.50% 4/1/17

New York             New York State Local Gov't.
                     Assistance Corp. Rfdg. Series E,
                     5.25% 4/1/16

New York             New York State Local Gov't.           2,000,000     2,180,000
                     Assistance Corp. Rfdg. Series E,
                     6% 4/1/14

New York             New York State Local Gov't.
                     Assistance Corp. Series B, 6%
                     4/1/18

New York             New York State Local Gov't.
                     Assistance Corp. Series C, 6.50%
                     4/1/15

New York             New York State Med. Care Facs.        1,500,000     1,616,250
                     Fin. Agcy. Rev. (Mtg. Proj.)
                     Series E, 6.20% 2/15/15(FHA
                     Guaranteed)

New York             New York State Mtg. Agcy. Rev.
                     (Homeowner Mtg.) Series 48, 6.05%
                     4/1/17 (AMT)

New York             New York State Thruway Auth. Hwy.
                     & Bridge Trust Fund Series A,
                     5.80% 4/1/09

New York             New York State Thruway Auth. Hwy.
                     & Bridge Trust Fund Series A,
                     6.25% 4/1/04 (MBIAInsured)

New York             New York State Tollway Auth. Gen.
                     Rev. (Spl. Oblig.) (Cap.
                     Appreciation) Series A, 0%1/1/05

New York             New York State Urban Dev. Corp.       1,000,000     1,025,000
                     Rev. Rfdg. (Correctional Facs.)
                     Series A, 5.10% 1/1/09 (AMBAC
                     Insured)

New York             New York State Urban Dev. Corp.
                     Rev. Rfdg. (State Facs.) 5.75%
                     4/1/11

New York             Niagara County Ind. Dev. Agcy.
                     Ind. Dev. Rev. (Wintergarden Inn
                     Assoc. Proj.)0% 6/1/11

New York             Niagara Falls Pub. Impt. 7.50%
                     3/1/18 (MBIA Insured)

New York             Suffolk County Wtr. Auth.
                     Waterwks. Rev. Rfdg. (Sr, Lien)
                     5.10% 6/1/09 (MBIA Insured)

New York             Triborough Bridge & Tunnel Auth.
                     Rev. (Convention Ctr. Proj.)
                     Series E, 7.25% 1/1/10

New York             Triborough Bridge & Tunnel Auth.
                     Rev. (Gen. Purp.) Series A, 4.75%
                     1/1/19

New York             Triborough Bridge & Tunnel Auth.
                     Rev. Rfdg. (Gen. Purp.) Series Y,
                     5.50% 1/1/17

New York             Triborough Bridge & Tunnel Auth.
                     Rev. Series A, 5.125% 1/1/22

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 5.50% 1/1/04(MBIA Insured)

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 5.50% 1/1/05(MBIA Insured)

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     B, 7% 1/1/08

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     B, 7.25% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 5.25% 1/1/04

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 5.50% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     C, 7% 1/1/07

North Carolina       North Carolina Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Series B, 6%
                     1/1/05

North Carolina       North Carolina Eastern Muni. Pwr.
                     Sys. Elec. & Gas Rev. Rfdg. Series
                     A, 6.10% 1/1/01

North Carolina       North Carolina Muni. Pwr. Agcy. #1
                     Catawba Elec. Rev. 5.25% 1/1/09
                     (MBIA Insured)

North Carolina       North Carolina Muni. Pwr. Agcy. #1
                     Catawba Elec. Rev. Rfdg. 6.25%
                     1/1/17(AMBAC Insured)

North Carolina       North Caroline Eastern Muni. Pwr.
                     Agcy. Pwr. Sys. Rev. Rfdg. Series
                     A, 6.25% 1/1/03

North Dakota         Mercer County Poll. Cont. Rev.        6,500,000     7,938,125
                     Rfdg. (Antelope Valley
                     Station/Basin Elec. Pwr. Cooper)
                     7.20% 6/30/13 (AMBAC Insured)

North Dakota         Mercer County Poll. Cont. Rev.
                     Rfdg. (Montana-Dakota Utils. Co.
                     Proj.) 6.65% 6/1/22(FGIC Insured)

Ohio                 Bedford Hosp. Impt. Rev. Rfdg.
                     (Bedford Commty. Hosp.) Series
                     1990, 8.50% 5/15/09(Pre-Refunded
                     to 5/15/00 @ 102)

Ohio                 Butler County Trans. Impt. Dist.      1,000,000     1,016,250
                     Series A, 5% 4/1/07 (FSA Insured)

Ohio                 Cleveland Arpt. Sys. Rev. Series
                     A, 5.50% 1/1/04 (FSA Insured)
                     (AMT)

Ohio                 Cleveland Pub. Pwr. Sys. Rev.         4,000,000     3,835,000
                     Rfdg. (First Mtg.) Series 1, 5%
                     11/15/24 (MBIA Insured)

Ohio                 Euclid City School Dist. (Cap.
                     Appreciation) 0% 12/1/02, (AMBAC
                     Insured)

Ohio                 Euclid City School Dist. (Cap.
                     Appreciation) 0% 12/1/03, (AMBAC
                     Insured)

Ohio                 Marion County Hosp. Impt. Rev.
                     Rfdg. (Commty. Hosp. Proj.) 5.60%
                     5/15/01

Ohio                 Ohio Bldg. Auth. State Facs.
                     (Adult Correctional) Series A,
                     5.95% 10/1/14 (MBIA Insured)

Ohio                 Ohio Bldg. Auth. Workers
                     Compensation (W. Green Bldg. A)
                     4.75% 4/1/14

Ohio                 Ohio Hsg. Fin. Agcy. Mtg.
                     Residential Rev. Series A-1, 5.30%
                     9/1/26 (GNMA Coll.) (AMT

Ohio                 Ohio Hsg. Fin. Agcy. Mtg. Rev.
                     (Oakleaf-Toledo Apts. Proj.)
                     10.25% 12/20/25, (GNMA Coll.)

Ohio                 Ohio Hsg. Fin. Agcy. Mtg. Rev.
                     4.95% 9/1/20 (AMT)

Ohio                 Ohio Tpk. Commission Tpk. Rev.
                     Series A, 5.60% 2/15/12 (MBIA
                     Insured)

Ohio                 Ohio Tpk. Commission Tpk. Rev.
                     Series A, 5.70% 2/15/13 (MBIA
                     Insured)

Ohio                 Ohio Tpk. Commission Tpk. Rev.
                     Series A, 5.70% 2/15/17 (MBIA
                     Insured)

Ohio                 Ohio Wtr. Dev. Auth. Poll. Cont.
                     Facs. Rev. (Wtr. Cont. Loan Fund)
                     State Match Series,6.50% 12/1/03
                     (MBIA Insured)

Ohio                 Ohio Wtr. Dev. Auth. Rev. Rfdg.
                     (Impt. Pure Wtr. 5.75% 6/1/06
                     (MBIA Insured)

Oklahoma             Oklahoma County Ind. Auth. Rev.
                     (Epworth Village Proj.) Series A,
                     10.25% 4/1/19(Pre-Refunded to to
                     4/1/99 @ 102)

Oklahoma             Tulsa Muni. Arpt. Trust Rev.
                     (American Airlines Corp. Proj.)
                     7.35% 12/1/11

Oregon               Oregon Health Hsg. Edl. & Cultural
                     Facs. Auth. Rev. Rfdg. (Lewis &
                     Clark College)Series A, 6% 10/1/13
                     (MBIA Insured)

Oregon               Oregon Health Hsg. Edl. & Cultural
                     Facs. Auth. Rev. Rfdg. (Lewis &
                     Clark College)Series A, 6.125%
                     10/1/24 (MBIA Insured)

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/06

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/07

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/08

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/09

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/10

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/11

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/98

Oregon               Port Morrow Poll. Cont. Rev. Rfdg.
                     (Pacific Northwest) Series A, 8%
                     7/15/99

Oregon               Portland Series B, 7% 6/1/00

Oregon               Portland Series B, 7% 6/1/01

Oregon               Portland Swr. Sys. Rev. Rfdg.
                     Series A, 5.25% 3/1/10

Oregon               Portland Swr. Sys. Rev. Series A,     1,875,000     2,071,875
                     6.25% 6/1/15 (Pre-Refunded to
                     6/1/04 @ 101)

Pennsylvania         Allegheny County Hosp. Dev. Auth.
                     (Univ. of Pittsburg Med. Ctr.)
                     Series B, 5.125% 7/1/22 (MBIA
                     Insured)

Pennsylvania         Butler County Hosp. Auth. Hosp.
                     Rev. (North Hills Passavant Hosp.)
                     Series A, 6.80%6/1/06 (FSA
                     Insured) (Pre-Refunded to 6/1/01 @
                     102)

Pennsylvania         Cambria County Hosp. Dev. Auth.       1,500,000     1,590,000
                     Hosp. Rev. Rfdg. & Impt.
                     (Conemaugh Valley Hosp.)Series B,
                     6.375% 7/1/18 (Connie Lee Insured)

Pennsylvania         Cumberland County Muni. Auth. Rev.
                     Rfdg. (1st. Mtg.-Carlisle Hosp. &
                     Health) 6.80%11/15/23

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) 7%
                     6/1/00 (Escrowed toMaturity)

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) 8.25%
                     6/1/22 (Escrowed toMaturity)

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) 9.25%
                     6/1/22 (Pre-Refundedto 6/1/02 @
                     102)

Pennsylvania         Delaware County Auth. Rev. (1st.
                     Mtg. Riddle Village Proj.) Series
                     1992, 8.75% 6/1/10 (Pre-Refunded
                     to 6/1/02 @ 102)

Pennsylvania         Delaware County Ind. Dev. Auth.
                     Rev. Rfdg. (Resource Recovery
                     Fac.) Series A, 6.10%7/1/13

Pennsylvania         Montgomery County Higher Ed. &
                     Health Auth. Hosp. Rev. (United
                     Hosp., Inc.) Series A,8.375%
                     11/1/03 (Pre-Refunded to 11/1/99 @
                     102)

Pennsylvania         Montgomery County Higher Ed. &
                     Health Auth. Hosp. Rev. (United
                     Hosp., Inc.) Series B,7.50%
                     11/1/15 (Pre-Refunded to 11/1/99 @
                     100)

Pennsylvania         Northumberland County Auth.
                     Commonwealth Lease Rev.
                     (Correctional Facs.)
                     (Cap.Appreciation) 0% 10/15/13
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Rfdg. Series A, 6.60% 9/1/09
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Rfdg. Series A, 6.70% 9/1/14
                     (MBIA Insured)

Pennsylvania         Pennsylvania Convention Ctr. Auth.
                     Rev. Rfdg. Series A, 6.75% 9/1/19

Pennsylvania         Pennsylvania Convention Ctr. Auth.    2,000,000     2,382,500
                     Rev. Series A, 6.70% 9/1/16 (FGIC
                     Insured)(Escrowed to Maturity)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy. Rev.
                     Rfdg. (Single Family Mtg.) Series
                     54A, 5.375%10/1/28 (AMT)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy. Rfdg.    2,000,000     2,192,500
                     (Multi-Family Section 8) Series C,
                     8.10% 7/1/13(FHA Guaranteed)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy.
                     Single Family Mtg. Series 44C,
                     6.65% 10/1/21 (AMT)

Pennsylvania         Pennsylvania Hsg. Fin. Agcy.          1,500,000     1,539,375
                     Single Family Mtg. Series 51,
                     5.65% 4/1/20 (AMT)

Pennsylvania         Philadelphia Gen. Oblig. 6.25%
                     5/15/11 (MBIA Insured)

Pennsylvania         Philadelphia Gen. Oblig. 6.25%
                     5/15/13 (MBIA Insured)

Pennsylvania         Philadelphia Hosp. & Higher Ed.
                     Facs. Auth. Hosp. Rev. Rfdg.
                     (Pennsylvania Hosp.)5.95% 7/1/03

Pennsylvania         Philadelphia Hosp. & Higher Ed.
                     Facs. Auth.Hosp. Rev. Rfdg.
                     (Pennsylvania Hosp.) 5.70% 7/1/01

Pennsylvania         Philadelphia Muni. Auth. Rev.
                     Rfdg. Lease Series D, 6% 7/15/03

Pennsylvania         Philadelphia Muni. Auth. Rev.
                     Rfdg. Series D, 6.125% 7/15/08

Pennsylvania         Philadelphia Wtr. & Swr. Rev.
                     (Cap. Appreciation) 14th Series,
                     0% 10/1/05 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.    1,230,000     1,385,288
                     6.25% 8/1/09 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.
                     6.75% 8/1/04 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.
                     6.75% 8/1/05 (MBIA Insured)

Pennsylvania         Philadelphia Wtr. & Wastewtr. Rev.
                     Rfdg. 5% 6/15/12 (FGIC Insured)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.
                     & Swr. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A, 0% 9/1/06
                     (FGIC Insured) (Escrowed to
                     Maturity)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.
                     & Swr. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A,0% 9/1/04
                     (FGIC Insured) (Escrowed to
                     Maturity)

Pennsylvania         Pittsburgh Wtr. & Swr. Auth. Wtr.
                     & Swr. Sys. Rev. Rfdg. Series A,
                     4.75% 9/1/16 (FGICInsured)

Pennsylvania         Southern Pennsylvania Trans. Auth.
                     Spl. Rev. Series A, 6.50% 3/1/05
                     (FGIC Insured)

Pennsylvania         Wyoming Ind. Dev. Auth. Poll.
                     Cont. Rev. Rfdg. (Proctor & Gamble
                     Paper Proj.) 5.55%5/1/10

Rhode Island         Rhode Island Depositors Econ.
                     Protection Corp. Spl. Oblig. Rfdg.
                     Series A, 5.75%8/1/12 (MBIA
                     Insured)

South Carolina       Charleston County Health Facs.
                     Rev. Rfdg. (1st. Mtg. Episcopal
                     Proj.) Series A, 9.75% 4/1/16
                     (Pre-Refunded to 4/1/01 @ 102)

South Carolina       Charleston County Health Facs.
                     Rev. Rfdg. (1st. Mtg. Episcopal
                     Proj.) Series B, 9.75% 4/1/16
                     (Pre-Refunded to 4/1/01 @ 102)

South Carolina       Charleston County Resource
                     Recovery Rev. (Foster Wheeler
                     Charleston) Series A, 9.25% 1/1/10
                     (AMT)

South Carolina       Lexington County Health Svcs.         3,000,000     3,345,000
                     Dist. Inc. Hosp. Rev. 7% 10/1/08
                     (FSA Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.50% 1/1/10 (MBIA
                     Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.50% 1/1/10 (MBIA
                     Insured) (Escrowed toMaturity)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.60% 1/1/09 (MBIA
                     Insured)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. 5.60% 1/1/09 (MBIA
                     Insured) (Escrowed toMaturity)

South Carolina       Piedmont Muni. Pwr. Agcy. Elec.
                     Rev. Rfdg. Series B, 5.25% 1/1/11
                     (MBIA Insured)

South Carolina       Richland County Hosp. Facs. Rev.      1,500,000     1,743,750
                     (Commty. Provider Pooled Loan
                     Prog.) Series A, 7.125% 7/1/17
                     (FSA Insured) (Escrowed to
                     Maturity)

South Carolina       South Carolina Ed. Assistance         1,500,000     1,614,375
                     Auth. Rev. (Student Loan) 6.40%
                     9/1/02 (AMT)

South Carolina       South Carolina Ed. Assistance         2,000,000     2,155,000
                     Auth. Rev. (Student Loan) 6.625%
                     9/1/06 (AMT)

South Carolina       South Carolina Gen. Oblig. (State     2,300,000     2,492,625
                     Cap. Impt.) Series B, 5.75% 8/1/04

South Carolina       South Carolina Pub. Svc. Auth.        2,500,000     2,712,500
                     Rev. Rfdg. Series A, 6.25% 1/1/03

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.25% 1/1/04
                     (MBIA Insured)

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.25% 2/1/06
                     (MBIA Insured)

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.375% 7/1/21
                     (AMBAC Insured)

South Carolina       South Carolina Pub. Svc. Auth.
                     Rev. Rfdg. Series A, 6.50% 1/1/08
                     (MBIA Insured)

South Dakota         South Dakota Lease Rev. Rfdg.         1,000,000     1,145,000
                     (Trust Cfts.) Series A, 6.625%
                     9/1/12 (FSA Insured)

South Dakota         Spearfish School Dist. #40-2
                     Unltd. Tax (Lawrence County) 7.30%
                     7/1/11 (Pre-Refundedto 7/1/01 @
                     102)

Tennessee            Johnson City Elec. Rev. 5.15%
                     5/1/23 (MBIA Insured)

Tennessee            Knox County Health Edl. & Hsg.        2,000,000     2,150,000
                     Facs. Board Hosp. Facs. Rev. Rfdg.
                     (Fort SandersAlliance) Series C,
                     5.75% 1/1/14 (MBIA Insured)

Tennessee            Memphis-Shelby County Arpt. Auth.
                     Arpt. Rev. Rfdg. Series A, 6.25%
                     2/15/11 (MBIA Insured)

Tennessee            Memphis-Shelby County Arpt. Auth.
                     Arpt. Rev. Rfdg. Series B, 6.50%
                     2/15/09 (MBIA Insured)

Tennessee            Metropolitan Gov't. Nashville &       5,600,000     6,573,000
                     Davidson County Wtr. & Swr. Rev.
                     Rfdg. (Cap.Appreciation) 0% 1/1/12
                     (FGIC Insured) stepped coupon

Tennessee            Metropolitan Gov't. Nashville &
                     Davison County Wtr. & Swr. Rev.
                     Rfdg. 6% 1/1/07(MBIA Insured)

Tennessee            Shelby County Gen. Oblig. Rfdg.
                     Series A, 6.75% 4/1/04

Tennessee            Tennessee Gen. Oblig. Series A, 7%
                     3/1/03

Texas                Allen Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/04 (PSF Guaranteed)

Texas                Allen Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/05 (PSF Guaranteed)

Texas                Alliance Arpt. Auth. Spl. Facs.
                     Rev. (American Airlines, Inc.
                     Proj.) 7% 12/1/11 (AMT)

Texas                Alliance Arpt. Auth. Spl. Facs.
                     Rev. (American Airlines, Inc.
                     Proj.) 7.50% 12/1/29 AMT

Texas                Austin Gen. Oblig. Rfdg. (Pub.
                     Impt.) (Cap. Appreciation) Series
                     B, 0% 9/1/98 (MBIAInsured)

Texas                Austin Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     8/1/02 (PSF Guaranteed)

Texas                Austin Independent School Dist.
                     School Bldg. 8.125% 8/1/01 (PSF
                     Guaranteed) (Escrowedto Maturity)

Texas                Austin Util. Sys. Rev. (Capital
                     Appreciation) 0% 11/15/09, (AMBAC
                     Insured)

Texas                Austin Util. Sys. Rev. Rfdg. (Cap.    2,400,000     1,245,000
                     Appreciation) 0% 11/15/10 (AMBAC
                     Insured)

Texas                Austin Util. Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series A, 0%
                     11/15/01 (MBIA Insured)

Texas                Austin Util. Sys. Rev. Rfdg.
                     Series A, 0% 11/15/08, (MBIA
                     Insured)

Texas                Brazos River Auth. Poll. Cont.
                     Rev. (Texas Utils. Elec. Co.
                     Proj.) Series A, 8.25% 1/1/19
                     (AMT)

Texas                Brazos River Auth. Poll. Cont.
                     Rev. (Texas Utils. Elec. Co.)
                     Series A, 9.25% 3/1/18(AMT)

Texas                Cedar Hill Independent School
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     8/15/09 (PSFGuaranteed)

Texas                Conroe Independent School Dist.       1,000,000     643,750
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/09 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/10 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/11 (PSF Guaranteed)

Texas                Conroe Independent School Dist.
                     Rfdg. (Cap. Appreication) 0%
                     2/15/08 (PSF Guaranteed)

Texas                Corpus Christi Independent. School
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     8/15/01 (PSF Guanteed)

Texas                Corpus Christi Independent. School
                     Dist. Rfdg. 0% 8/15/02 (PSF
                     Guaranteed)

Texas                Cypress-Fairbanks Independent
                     School Dist. Rfdg. Unltd. Tax
                     (Cap. Appreciation) 0%2/1/04 (PSF
                     Guaranteed)

Texas                Cypress-Fairbanks Independent
                     School Dist. Rfdg. Unltd. Tax
                     (Cap. Appreciation)Series A, 0%
                     2/15/12 (PSF Guaranteed)

Texas                Dallas-Fort Worth Reg'l. Arpt.
                     Rev. Rfdg. (Joint Dallas/Fort
                     Worth Int'l. Arpt.) 6.50%11/1/05
                     (FGIC Insured)

Texas                Dallas Gen. Oblig. 4.50% 2/15/14

Texas                Dallas Gen. Oblig. Ref. (Dallas
                     Denton & Collin Co.) 6.50% 2/15/03

Texas                Dallas Gen. Oblig. Rfdg. (Cap.
                     Appreciation) 0% 2/15/03

Texas                Dallas Hsg. Corp. Cap. Prog. Rev.
                     Rfdg. (Section 8 Assorted Projs.)
                     7.70% 8/1/05

Texas                Dallas Hsg. Corp. Cap. Prog. Rev.
                     Rfdg. (Section 8 Assorted Projs.)
                     7.85% 8/1/13

Texas                Dallas Independent School Dist.       3,810,000     2,395,537
                     Rfdg. (Cap. Appreciation) 0%
                     8/15/07 (PSF Guaranteed)

Texas                El Paso Int'l. Arpt. Rev. 5.12%
                     8/15/04 (FGIC Insured) (AMT)

Texas                El Paso Prop. Fin. Auth. Single
                     Family Mtg. Rev. Series A, 8.70%
                     12/1/18, (GNMA Coll.) (AMT)

Texas                El Paso Wtr. & Swr. Rev. Rfdg.
                     (Cap. Appreciation) 0% 3/1/05
                     (MBIA Insured)

Texas                El Paso Wtr. & Swr. Rev. Rfdg.
                     (Cap. Appreciation) 0% 3/1/06
                     (MBIA Insured)

Texas                Fort Bend Independent School Dist.    2,500,000     2,875,000
                     Gen. Oblig. 7% 2/15/05 (PSF
                     Guaranteed)

Texas                Garland Independent School Dist.
                     Series A, 4% 2/15/17

Texas                Grapevine-Colleyville Indpt.
                     School Dist. Rfdg. (Cap.
                     Appreciation) 0% 8/15/06(PSF
                     Guaranteed)

Texas                Houston Independent. School Dist.
                     Rfdg. Series A, 0% 8/15/11 (PSF
                     Guaranteed)

Texas                Houston Wtr. & Swr. Sys. Rev.
                     Rfdg. (Jr. Lien) Series B, 6.25%
                     12/1/05 (FGIC Insured)

Texas                Houston Wtr. & Swr. Sys. Rev.         6,735,000     4,394,587
                     Rfdg. (Jr. Lien) Series C, 0%
                     12/1/06 (AMBAC Insured)

Texas                Humble Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (Permanent School Fund of
                     Texas Guaranteed)

Texas                Irving Independent School Dist.
                     (Cap. Appreciation) 0% 2/15/01
                     (Permanent School Fundof Texas
                     Guaranteed)

Texas                Irving Independent School Dist. 0%
                     2/15/01

Texas                Katy Independent School Dist.
                     Rfdg. Ltd. Tax (Cap. Appreciation)
                     Series A, 0% 2/15/07(PSF
                     Guaranteed)

Texas                Katy Indpt. School Dist. Rfdg. 0%
                     8/15/11 (PSF Guaranteed)

Texas                Leander Independant School Dist.
                     Unltd. Tax 7.50% 8/15/08, (PSF
                     Guaranteed)

Texas                Lower Colorado River Auth. Rev.
                     Priority Rfdg. (Cap. Appreciation)
                     0% 1/1/09 (MBIAInsured) (Escrowed
                     to Maturity)

Texas                Lower Colorado River Auth. Rev.
                     Refdg. 5.25% 1/1/05

Texas                Lower Colorado River Auth. Rev.
                     Rfdg. (Jr. Lien-4th Supplement)
                     5.25% 1/1/15 (Escrowed to
                     Maturity)

Texas                Lower Neches Valley Auth. Ind.
                     Dev. Corp. Envir. Rev. (Mobil Oil
                     Refining Corp. Proj.) 6.35% 4/1/26
                     (AMT)

Texas                Lower Neches Valley Auth. Ind.
                     Dev. Corp. Swr. Facs. Rev. (Mobil
                     Oil Refining Corp.Proj.) 6.40%
                     3/1/30 (AMT)

Texas                Matagorda County Navigation Dist.     1,700,000     1,804,125
                     #1 Rev. Rfdg. (Houston Lt. & Pwr.
                     Proj.) Series C,7.125% 7/1/19
                     (FGIC Insured)

Texas                Midlothian Indpt. School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/07 (PSF Guaranteed)

Texas                Midlothian Indpt. School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/10 (PSF Guaranteed)

Texas                Port Arthur Hsg. Fin. Corp. Single
                     Family Mtg. Rev. Rfdg. 8.70%
                     3/1/12

Texas                Port Dev. Corp. Ind. Dev. Rev.
                     Rfdg. (Cargill, Inc. Proj.) 7.70%
                     3/1/07

Texas                Round Rock Independent School
                     Dist. 6.50% 8/1/04 (PSF
                     Guaranteed)

Texas                Round Rock Independent School
                     Dist. Rfdg. & School Bldg. (Cap.
                     Appreciation)0% 8/15/09 (MBIA
                     Insured)

Texas                Round Rock Independent School
                     Dist. Rfdg. 0% 2/15/01 (PSF
                     Guaranteed)

Texas                Round Rock Independent School
                     Dist. Series A, 7.50% 8/1/03 (PSF
                     Guaranteed)

Texas                Round Rock Indpt. School Dist.
                     Rfdg. & School Bldg. 0% 8/15/10
                     (MBIA Insured)

Texas                Sabine River Auth. Poll. Cont.
                     Rev. (Texas Util. Elec. Proj.)
                     Series B, 8.25% 10/1/20(AMT)

Texas                San Antonio Elec. & Gas Rev. 5.75%
                     2/1/11

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series A, 0%
                     2/1/05 (AMBACInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series B, 0%
                     2/1/08 (FGICInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     (Cap. Appreciation) Series B, 0%
                     2/1/09, (FGIC Insured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.    14,000,000    7,560,000
                     (Cap. Appreciation) Series B, 0%
                     2/1/10 (FGICInsured)

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     5.25% 2/1/10

Texas                San Antonio Elec. & Gas Rev. Rfdg.
                     Series 95, 6.375% 2/1/06

Texas                San Antonio Elec. & Gas Rev.
                     Series B, 6% 2/1/14

Texas                San Antonio Gen. Oblig. Impt.         1,920,000     1,279,200
                     Rfdg. (Cap. Appreciation) Series
                     C, 0% 8/1/06 (BIG Insured)

Texas                San Antonio Wtr. Rev. (Cap.
                     Appreciation) 0% 5/1/12 (AMBAC
                     Insured) (Pre-Refunded to5/1/00 @
                     42.652)

Texas                Spring Branch Independent School
                     Dist. Rfdg. (Cap. Appreciation) 0%
                     2/1/06 (PSFGuaranteed)

Texas                Spring Branch Indpt. School Dist.
                     Rfdg. 0% 2/1/05

Texas                Spring Independent School Dist.       1,500,000     1,479,375
                     4.875% 8/15/10 (PSF Guaranteed)

Texas                Spring Independent School Dist.
                     Rfdg. (Cap. Appreciation) 0%
                     2/15/02 (PSF Guaranteed)

Texas                Texarkana Health Facs. Dev. Corp.
                     Hosp. Rev. (Wadley Reg'l. Med.
                     Ctr. Proj.) 7% 10/1/05 (MBIA
                     Insured)

Texas                Texas A & M Univ. Fing. Sys. Rev.
                     Rfdg. 5.50% 5/15/02

Texas                Texas A&M Univ. Permament Univ.
                     Fund Rfdg. 5.50% 7/1/04

Texas                Texas College Student Loan Gen.
                     Oblig. 5.80% 8/1/05 (AMT)

Texas                Texas Gen. Oblig. Rfdg. (Veterans
                     Land) 7.40% 12/1/20

Texas                Texas Gen. Oblig. Series B, 5.25%
                     10/1/13

Texas                Texas Muni. Pwr. Agcy. Rev. Rfdg.
                     (Cap. Appreciation) 0% 9/1/04
                     (AMBAC Insured)

Texas                Texas Muni. Pwr. Agcy. Rev. Rfdg.
                     (Cap. Appreciation) 0% 9/1/05
                     (AMBAC Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.
                     Rfdg. (Cap. Appreciation) 0%
                     2/1/09 (MBIA Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.      4,400,000     2,128,500
                     Rfdg. (Cap. Appreciation) Series
                     1990, 0% 2/1/12(MBIA Insured)

Texas                Texas Pub. Fin. Auth. Bldg. Rev.
                     Series A, 6% 8/1/03 (AMBAC
                     Insured)

Texas                Texas Pub. Fin. Auth. Rfdg. (Cap.

Texas                Texas Pub. Fin. Auth. Rfdg. Series
                     C, 6% 10/1/05 Appreciation) Series
                     A, 0% 10/1/01 (AMBAC Insured)

Texas                Texas TRAN 4.75% 8/31/98

Texas                Texas Wtr. Dev. Board Rev. (State
                     Revolving Fund Sr. Lien) 6.30%
                     7/15/06

Texas                Univ. of Texas Univ. Revs. Rfdg.
                     (Fing. Sys.) Series A, 6% 8/15/04

Texas                Univ. of Texas Univ. Revs. Rfdg.
                     (Fing. Sys.) Series A, 6% 8/15/05

Texas                Winters Wtrwks. & Swr. Sys. Rev.
                     Rfdg. 8.50% 8/1/17, (Pre-Refunded
                     to 8/1/03 @ 100)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. (Cap.
                     Appreciation) Series B, 0% 7/1/00
                     (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6% 7/1/16 (AMBAC Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6.50% 7/1/08 (AMBACInsured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series A,
                     6.50% 7/1/11, (AMBAC Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         5,760,000     6,012,000
                     Supply Sys. Rev. Rfdg. Series B,
                     5.75% 7/1/16 (MBIAInsured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series B,
                     6.25% 7/1/03 (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         900,000       868,500
                     Supply Sys. Rev. Rfdg. Series D,
                     5% 7/1/21 (MBIA Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.
                     Supply Sys. Rev. Rfdg. Series G,
                     0% 7/1/12 (Pre-Refunded to1/1/03 @
                     101) stepped coupon

Utah                 Intermountain Pwr. Agcy. Pwr.         3,000,000     3,198,750
                     Supply Sys. Rev. Rfdg. Spl. Oblig.
                     Sixth Series B, 6%7/1/16 (MBIA
                     Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         2,000,000     2,240,000
                     Supply Sys. Rev. Rfdg. Spl. Oblig.
                     Sixth Series B, 6.50% 7/1/05 (MBIA
                     Insured)

Utah                 Intermountain Pwr. Agcy. Pwr.         1,000,000     1,151,250
                     Supply Sys. Rev. Spl. Oblig. Sixth
                     Series B, 6.50%7/1/10 (MBIA
                     Insured)

Utah                 South Salt Lake City Ind. Rev.
                     (Price Savers Wholesale Club
                     Proj.) 9% 11/15/13

Utah                 Utah Hsg. Fin. Agcy. (Single
                     Family Mtg.) Series G, 9.25%
                     7/1/19, (FHA Guaranteed)*

Vermont              Vermont Ind. Dev. Auth. Ind. Dev.
                     Rev. (Radisson Hotel) Series B-1,
                     7.75% 11/15/15

Vermont              Vermont Muni. Bond Bank Series B,
                     7.20% 12/1/20 (Pre-Refunded to
                     12/1/99 @ 102)

Virginia             Fairfax County Econ. Dev. Auth.
                     Resource Recovery Rev. (Ogden
                     Martin Sys. Proj.) Series A, 7.75%
                     2/1/11 (AMT)

Virginia             Loudoun County Ind. Dev. Auth.
                     Residential Care Facs. Rev.
                     (Falcons Landing Proj.)Series A,
                     8.75% 11/1/24

Virginia             Loudoun County Ind. Dev. Auth.
                     Residential Care Facs. Rev.
                     (Falcons Landing Proj.)Series A,
                     9.25% 11/1/04

Virginia             Lynchburg Ind. Dev. Auth. Hosp.
                     Facs. 1st. Mtg. Rev. Rfdg.
                     (Central Health, Inc.)8.125%
                     1/1/16

Virginia             Peninsula Ports Auth. Hosp. Facs.
                     Rev. Rfdg. (Whittaker Mem. Proj.)
                     8.70% 8/1/23 (FHAGuaranteed)

Virginia             Richmond Gen. Oblig. Rfdg. Series
                     B, 5.50% 1/15/04 (FGIC Insured)

Virginia             Richmond Metropolitan Expressway
                     Rev. Rfdg. Series A, 6% 7/15/08
                     (FGIC Insured)

Virginia             Richmond Redev. & Hsg. Auth. Mtg.
                     Rev. (Multi-Family Hsg. Pinebrook
                     Proj.) 9.25% 10/1/20 (GNMA Coll.)

Virginia             Southeastern Pub. Svc. Auth. Rev.
                     Rfdg. Sr. Series A, 5.25% 7/1/10
                     (MBIA Insured)

Virginia             Upper Occoquan Swr. Auth. Reg'l.
                     Swr. Rev. Series A, 5.15% 7/1/20
                     (MBIA Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 5.125%2/15/18 (AMBAC
                     Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.       2,150,000     2,356,938
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 6% 2/15/12 (AMBAC
                     Insured)

Virginia             Virginia Beach Dev. Auth. Hosp.       1,460,000     1,598,700
                     Facs. Rev. (Virginia Beach Gen.
                     Hosp. Proj.) 6% 2/15/13 (AMBAC
                     Insured)

Virginia             Virginia Commonwealth Gen. Oblig.
                     5% 6/1/04

Virginia             Virginia Commonwealth Trans. Board    5,000,000     4,931,250
                     Trans. Rev. Rfdg. (U.S. Rte. 58
                     Corridor Prog.) Series C, 5.125%
                     5/15/19

Virginia             Virginia Hsg. Dev. Auth.
                     Multi-Family Hsg. Series I, 5.95%
                     5/1/09 (AMT) 11/1/10

Virginia             Virginia Resources Auth. Wtr. &
                     Swr. Sys. Rev. Series A, 7.70%

Washington           Benton County Pub. Util. Dist. #1     1,740,000     1,894,425
                     Elec. Rev. Rfdg. 6% 11/1/04 (AMBAC
                     Insured)

Washington           Douglas County Pub. Util. Dist. #1
                     Wells Hydroelec. Rev. Rfdg.
                     (Pacific Pwr. & Lt. Co.) Series A,
                     8.75% 9/1/18

Washington           King County Gen. Oblig. 5.75%
                     12/1/11

Washington           King County Gen. Oblig. Series D,
                     5.40% 12/1/06

Washington           Port Seattle Rev. Series B, 5.50%
                     9/1/09 (FGIC Insured) (AMT)

Washington           Port Seattle Rev. Series B, 5.60%
                     9/1/10 (FGIC Insured) (AMT)

Washington           Snohomish County School Dist.
                     #201, 6.75% 12/1/06 (AMBAC
                     Insured)

Washington           Washington Gen Oblig. Series C,
                     6.50% 7/1/03

Washington           Washington Gen. Oblig. (Motor
                     Vehicle Fuel Tax) Series B, 7%
                     9/1/05

Washington           Washington Gen. Oblig. Rfdg.
                     Series R-93A, 5.60% 9/1/04

Washington           Washington Gen. Oblig. Series
                     1996-A, 6.75% 7/1/02

Washington           Washington Gen. Oblig. Series
                     R-96C, 6% 7/1/04

Washington           Washington Motor Vehicle Fuel Tax
                     Gen. Oblig. Series B, 6.50% 9/1/03

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #1 Rev. Rfdg.
                     (Bonneville Pwr.Administration)
                     Series B, 7% 7/1/08

Washington           Washington Pub. Pwr. Supply Sys.      1,500,000     1,636,875
                     Nuclear Proj. #1 Rev. Rfdg. Series
                     B, 7.25% 7/1/12(FGIC Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. 5.40% 7/1/12

Washington           Washington Pub. Pwr. Supply Sys.      8,000,000     8,190,000
                     Nuclear Proj. #2 Rev. 5.50% 7/1/10
                     (FGIC Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. 6.92% 7/1/10
                     (FGIC Insured)(inverse floaters)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Refdg.
                     Series A, 5% 7/1/01

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Refdg.
                     Series A, 6% 7/1/05 (AMBAC
                     Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg.
                     (Bonneville Pwr.Administration)
                     Series B, 5.625% 7/1/12 (MBIA
                     Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     A, 0% 7/1/11, (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.      2,500,000     2,743,750
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     A, 6% 7/1/07

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Rfdg. Series
                     C, 0% 7/1/05

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #2 Rev. Series C, 0%
                     7/1/05, (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. 5.40% 7/1/12

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. Rfdg. (Cap.
                     Appreciation)Series B, 0% 7/1/08
                     (MBIA Insured)

Washington           Washington Pub. Pwr. Supply Sys.      750,000       799,688
                     Nuclear Proj. #3 Rev. Rfdg. Series
                     B, 7% 7/1/05 (FGICInsured)

Washington           Washington Pub. Pwr. Supply Sys.
                     Nuclear Proj. #3 Rev. Rfdg. Series
                     B, 7.375% 7/1/04

Washington           Washington State Pub. Pwr. Supply
                     Sys. Nuclear Proj. #1 Rev. Series
                     A, 7% 7/1/08

Wisconsin            Menomonee Falls Wtr. Sys. Rev.
                     5.875% 12/1/16 (FSA Insured)

Wyoming              Natrona County Hosp. Rev. (Wyoming
                     Med. Ctr. Proj.) 8.125% 9/15/10

Wyoming              Wyoming Farm Loan Board Cap. Facs.
                     Rev. 0% 10/1/04 (Escrowed to
                     Maturity)

Wyoming              Wyoming Farm Loan Board Cap. Facs.
                     Rev. 0% 10/1/05 (Escrowed to
                     Maturity)

Wyoming              Wyoming Farm Loan Board Cap. Facs.
                     Rev. 0% 10/1/06 (Escrowed to
                     Maturity)

Wyoming              Wyoming Muni. Pwr. Agcy. Pwr.         1,500,000     1,591,875
                     Supply Sys. Rev. Rfdg. Series A,
                     6.125% 1/1/16 (MBIAInsured)

TOTAL MUNICIPAL
BONDS                                                                    317,525,82
                                                                         7





MUNICIPAL NOTES

Florida              Florida Hsg. Fin. Agcy.
                     Multi-Family Hsg. Rev. Rfdg.
                     (Brandon-Oxford) Series 90C,4.20%,
                     VRDN

Illinois             Chicago Gen. Oblig. Series 1997,      1,200,000     1,199,664
                     3.65%, tender 2/5/98, LOC Morgan
                     Guaranty Trust Co.

Illinois             Illinois Dev. Fin. Auth.
                     Multi-Family Hsg. Rev. Rfdg.
                     (Garden Glen Apts.) Series
                     93,4.10%, VRDN

New York             Erie County Ind. Dev. Auth. Ind.
                     Dev. Rev. (The Holling Press,
                     Inc.) Series 1989 F,4.10%, LOC
                     Marine Midland Bank, VRDN (AMT)

Texas                Texas Gen. Oblig. TRAN Series A,
                     4.75% 8/31/98

TOTAL MUNICIPAL                                                           1,199,664
NOTES





CASH EQUIVALENTS

Cash Equivalents     Municipal Central Cash Fund            9,053,120     9,053,120
                     3.8690% 12/5/97



TOTAL INVESTMENTS                                                         $
IN SECURITIES -                                                          327,778,61
100%                                                                     1





FUTURES CONTRACTS                                          UNDERLYING    UNREALIZED
                                                           FACE

                      EXPIRATION DATE                      AMOUNT AT     GAIN/
                                                           VALUE         (LOSS)



PURCHASED            137 Municipal Bond Future                            $ -
                     Contracts Dec. 97

PURCHASED            25 Municipal Bond Future Contracts     3,057,031     41,254
                     Dec. 97

TOTAL FUTURES                                                             $ 41,254
CONTRACTS





TOTAL COST OF                                                             $
INVESTMENT                                                               309,319,71
SECURITIES                                                               6



                     SPARTAN MUNICIPAL FUND, SPARTAN       COMBINED TOTALS
                     AGGRESSIVE MUNICIPAL FUND &
                     SPARTAN INSURED MUNICIPAL INCOME
                     FUND

                     INVESTMENTS AT NOVEMBER 30, 1997
                     (UNAUDITED)



                                                           PRINCIPAL

                                                           AMOUNT            VALUE ($)



MUNICIPAL BONDS

ALABAMA              ALABAMA BLDG. RENOVATION FIN.         3,000,000         3,296,250
                     AUTH. REV. 7.45% 9/1/11

ALABAMA              ALABAMA MENTAL HEALTH FIN. AUTH.      3,000,000         3,191,250
                     SPL. TAX 7.375% 5/1/09
                     (PRE-REFUNDED TO 5/1/99 @ 102)

ALABAMA              CULLMAN MED. PARK SOUTH MED.          4,000,000         4,255,000
                     CLINIC BOARD REV. (CULLMAN REG'L.
                     MED. CTR.) SERIES A,6.50% 2/15/23

ALABAMA              HUNTSVILLE GEN. OBLIG. RFDG.          2,200,000         2,367,750
                     SERIES D, 6% 8/1/08

ALABAMA              MOBILE WTR. & SWR. COMMISSIONERS      5,100,000         5,533,500
                     WTR. & SWR. REV. RFDG. 6.50%
                     1/1/09

ALASKA               ALASKA STUDENT LN. CORP. STUDENT      1,070,000         1,122,163
                     LN. REV. SERIES A, 5.90% 7/1/03
                     (AMBAC INSURED)

ALASKA               ALASKA STUDENT LOAN CORP. STUDENT     2,000,000         2,102,500
                     LOAN REV. (STATE ASSISTED) SERIES
                     A, 6% 7/1/04(AMBAC INSURED) (AMT)

ALASKA               ALASKA STUDENT LOAN CORP. STUDENT     1,300,000         1,358,500
                     LOAN REV. SERIES A, 5.55% 7/1/03
                     (AMBAC INSURED) AMT

ALASKA               ALASKA STUDENT LOAN CORP. STUDENT     1,300,000         1,366,625
                     LOAN REV. SERIES A, 5.65% 7/1/04
                     (AMBAC INSURED) AMT

ALASKA               ALASKA STUDENT LOAN CORP. STUDENT     4,200,000         4,520,250
                     LOAN REV. SERIES A, 7.30% 7/1/00
                     (AMBAC INSURED) AMT

ALASKA               ALASKA STUDENT LOAN REV. SERIES A,    1,500,000         1,539,375
                     5.15% 7/1/05 (AMBAC INSURED) (AMT)

ALASKA               NORTH SLOPE BORO ALASKA SERIES A,     1,400,000         1,198,750
                     0% 6/30/01 (MBIA INSURED)

ALASKA               NORTH SLOPE BOROUGH GEN. OBLIG.       5,000,000         4,281,250
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/30/01 (MBIA INSURED)

ALASKA               NORTH SLOPE BOROUGH GEN. OBLIG.       16,000,000        13,340,000
                     (CAP. APPRECIATION) SERIES B, 0%
                     1/1/02 (MBIA INSURED)

ALASKA               NORTH SLOPE BOROUGH GEN. OBLIG.       9,000,000         7,143,750
                     (CAP. APPRECIATION) SERIES B, 0%
                     1/1/03 (MBIA INSURED)

ALASKA               NORTH SLOPE BOROUGH GEN. OBLIG.       2,500,000         1,737,500
                     (CAP. APPRECIATION) SERIES B, 0%
                     6/30/05 (CAP. GUARANTY INSURED)

ALASKA               NORTH SLOPE BOROUGH GEN. OBLIG.       2,000,000         2,212,500
                     SERIES B, 7.50% 6/30/01 (FSA
                     INSURED)

ALASKA               VALDEZ MARINE TERM. REV. RFDG.        7,000,000         7,113,750
                     (MOBIL OIL CO./ALASKA PIPELINE)
                     5.75% 11/1/28

ARIZONA              ARIZONA TRANS. BOARD EXCISE TAX       2,500,000         2,737,500
                     REV. RFDG. (MARICOPA COUNTY REG'L.
                     AREA B) 6% 7/01/05 (AMBAC INSURED)

ARIZONA              ARIZONA TRANS. BOARD EXCISE TAX       500,000           541,875
                     REV. RFDG. (MARICOPA COUNTY REG'L.
                     AREA) SERIES A, 6%7/1/03 (AMBAC
                     INSURED)

ARIZONA              CHANDLER 4.375% 7/1/12 (FGIC          1,000,000         926,250
                     INSURED)

ARIZONA              CHANDLER 7.375% 7/1/09, (FGIC         1,000,000         1,237,500
                     INSURED)

ARIZONA              CHANDLER GEN. OBLIG. RFDG. (CAP.      5,700,000         4,004,250
                     APPRECIATION) 0% 7/1/05 (FGIC
                     INSURED)

ARIZONA              CHANDLER GEN. OBLIG. RFDG. (CAP.      5,700,000         3,811,875
                     APPRECIATION) 0% 7/1/06 (FGIC
                     INSURED)

ARIZONA              CHANDLER GEN. OBLIG. RFDG. (CAP.      5,700,000         3,619,500
                     APPRECIATION) 0% 7/1/07 (FGIC
                     INSURED)

ARIZONA              CHANDLER GEN. OBLIG. RFDG. (CAP.      1,700,000         1,020,000
                     APPRECIATION) 0% 7/1/08 (FGIC
                     INSURED)

ARIZONA              COCHISE COUNTY IND. DEV. AUTH.        2,500,000         2,640,625
                     HOSP. REV. RFDG. (SIERRA VISTA
                     COMMTY. HOSP. PROJ.)SERIES A,
                     6.75% 12/1/26

ARIZONA              MARICOPA COUNTY HOSP. REV. RFDG.      2,935,000         2,993,700
                     (SUN HEALTH CORP.) 5.40% 4/1/05

ARIZONA              MARICOPA COUNTY HOSP. REV. RFDG.      3,625,000         3,742,812
                     (SUN HEALTH CORP.) 5.65% 4/1/06

ARIZONA              MARICOPA COUNTY IND. DEV. AUTH.       2,000,000         2,437,500
                     HOSP. FACS. REV. RFDG. (SAMARITAN
                     HEALTH SVCS.)SERIES A, 7% 12/1/16
                     (MBIA INSURED)

ARIZONA              MARICOPA COUNTY SERIES C, 8.90%       3,950,000         4,236,375
                     7/1/99

ARIZONA              PHOENIX GEN. OBLIG. RFDG. 6%          1,840,000         1,971,100
                     7/1/02

ARIZONA              PIMA CNTY. UNIFIED SCHOOL DIST.       2,000,000         2,417,500
                     TUCSON PROJ. OF 1989 SERIES G, 8%
                     7/1/04 (MBIA INSURED)

ARIZONA              PIMA COUNTY CTFS. PRTN. 4.75%         2,060,000         2,098,625
                     1/1/04 (MBIA INSURED)

ARIZONA              PIMA COUNTY CTFS. PRTN. 4.90%         2,000,000         2,047,500
                     1/1/06 (MBIA INSURED)

ARIZONA              SIERRA VISTA IND. DEV. AUTH. HOSP.    4,000,000         4,307,000
                     REV. RFDG. (SIERRA VISTA COMMTY.
                     HOSP. PROJ.)8.75% 12/1/16
                     (PRE-REFUNDED TO 12/1/98 @ 103)

ARIZONA              TUCSON LTD. TAX RFDG. 7.50% 7/1/01    2,525,000         2,796,438

ARIZONA              TUCSON WTR. REV. SERIES D, 9.75%      500,000           694,375
                     7/1/07

ARIZONA              TUCSON WTR. REV. SERIES D, 9.75%      500,000           709,375
                     7/1/08

ARIZONA              TUCSON WTR. REV. SERIES D, 9.75%      750,000           1,082,813
                     7/1/09

ARKANSAS             ARKANSAS DEV. FIN. AUTH. REV.         4,500,000         4,905,000
                     (CAP. ASSET) SERIES B, 7.10%
                     3/1/08

ARKANSAS             ARKANSAS GEN. OBLIG. (COLLEGE         2,130,000         1,498,988
                     SAVINGS PROG.)(CAP. APPRECIATION)
                     SERIES C, 0% 6/1/05

ARKANSAS             ARKANSAS STATE COLLEGE SAVINGS        1,280,000         1,000,000
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/1/03

ARKANSAS             ARKANSAS STATE COLLEGE SAVINGS        1,110,000         824,175
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/1/04

ARKANSAS             LITTLE ROCK ARPT. PASSENGER FACS.     2,970,000         3,129,638
                     CHARGE REV. 5.65% 5/1/16 (AMBAC
                     INSURED) (AMT)

ARKANSAS             NORTH LITTLE ROCK ELEC. REV. RFDG.    3,840,000         4,483,200
                     SERIES A, 6.50% 7/1/10 (MBIA
                     INSURED)

ARKANSAS             PULASKI COUNTY HEALTH FACS. BOARD     1,750,000         1,951,250
                     REV. RFDG. (SISTERS CHARITY
                     NAZARETH-ST. VINCENTSINFIRMARY)
                     6.05% 11/1/09 (MBIA INSURED)

ARKANSAS             ROGERS SALES & USE TAX REV. 5%        2,000,000         2,037,500
                     11/1/15

CALIFORNIA           CALIFORNIA DEPT. WTR. RESOURCES       4,000,000         3,665,000
                     CENTRAL VALLEY PROJ. REV. (WTR.
                     SYS.) SERIES O, 4.75% 12/1/25

CALIFORNIA           CALIFORNIA EDL. FACS. AUTH. REV.      10,525,000        10,485,531
                     (STANDFORD UNIV.) SERIES N, 5.20%
                     12/1/27

CALIFORNIA           CALIFORNIA GEN. OBLIG. (VARIOUS       16,060,000        17,485,325
                     PURP.) 6.25% 10/1/19

CALIFORNIA           CALIFORNIA GEN. OBLIG. 4.75%          4,040,000         3,757,200
                     9/1/18 (FSA INSURED)

CALIFORNIA           CALIFORNIA GEN. OBLIG. 5.125%         15,650,000        15,219,625
                     10/1/27

CALIFORNIA           CALIFORNIA GEN. OBLIG. 5.25%          5,000,000         5,050,000
                     10/1/13

CALIFORNIA           CALIFORNIA GEN. OBLIG. 5.25%          1,500,000         1,500,000
                     10/1/17

CALIFORNIA           CALIFORNIA GEN. OBLIG. 6.30%          4,000,000         4,540,000
                     9/1/10

CALIFORNIA           CALIFORNIA GEN. OBLIG. 7% 10/1/06     8,975,000         10,545,625

CALIFORNIA           CALIFORNIA GEN. OBLIG. 7% 10/1/09     1,000,000         1,195,000

CALIFORNIA           CALIFORNIA GEN. OBLIG. 7% 3/1/06      2,365,000         2,755,225

CALIFORNIA           CALIFORNIA GEN. OBLIG. 7% 8/1/04      2,000,000         2,282,500

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       187,000           36,933
                     (HOME MTG. SINGLE FAMILY) (CAP.
                     APPRECIATION)SERIES 1983 A, 0%
                     2/1/15

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       2,000,000         2,055,000
                     (HOME MTG.) SERIES B, 5.20% 8/1/26
                     (MBIA INSURED) AMT

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       1,000,000         1,053,750
                     (HOME MTG.) SERIES G, 5.90% 2/1/09
                     (MBIA INSURED) AMT

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       2,000,000         2,107,500
                     (HOME MTG.) SERIES G, 5.90% 8/1/09
                     (MBIA INSURED) AMT

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       4,500,000         4,736,250
                     (HOME MTG.) SERIES R, 6.15% 8/1/27
                     (MBIA INSURED) AMT

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       3,465,000         3,560,287
                     RFDG. (HOME MTG.) SERIES A, 5.30%
                     8/1/14 (MBIA INSURED)

CALIFORNIA           CALIFORNIA HSG. FIN. AGCY. REV.       2,100,000         2,155,125
                     RFDG. (HOME MTG.) SERIES A, 5.70%
                     8/1/16 (MBIA INSURED)

CALIFORNIA           CALIFORNIA POLL. CONT. FING. AUTH.    5,235,000         5,699,606
                     RESOURCE RECOVERY REV. (WASTE
                     MGMT., INC.) SERIES A, 7.15%
                     2/1/11 (AMT)

CALIFORNIA           CALIFORNIA PUB. WKS BOARD LEASE       2,500,000         2,540,625
                     REV. RFDG. (DEPT. OF CORRECTIONS
                     STATE PRISON, MONTERY COUNTY
                     SOLEDAD II) SERIES D, 5.375%
                     11/1/13

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      5,000,000         5,312,500
                     REV. (COMMTY. COLLEGE PROJ.)
                     SERIES A, 6% 10/1/14

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      1,500,000         1,492,500
                     REV. (DEPT. OF CORRECTIONS STATE
                     PRISON D-SUSANVILLE) 5.375% 6/1/18

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      3,750,000         3,839,062
                     REV. (DEPT. OF CORRECTIONS STATE
                     PRISON D-SUSANVILLE) SERIES A,
                     5.50% 1/1/14 (AMBAC INSURED)

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      9,165,000         9,600,338
                     REV. (VARIOUS CALIFORNIA STATE
                     UNIV. PROJS.) SERIES A, 5.50%
                     6/1/14

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      7,500,000         7,509,375
                     REV. (VARIOUS CALIFORNIA UNIV.
                     PROJ.) SERIES A, 5.25% 12/1/13

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      1,500,000         1,530,000
                     REV. RFDG. (CALIFORNIA COMMTY.
                     COLLEGES) SERIES D, 5.375% 3/1/12

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      3,000,000         3,071,250
                     REV. RFDG. (CALIFORNIA COMMTY.
                     COLLEGES) SERIES D,5.375% 3/1/11

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      1,450,000         1,422,813
                     REV. RFDG. (DEPT. OF CORRECTIONS
                     STATE PRISONS)SERIES A, 5% 12/1/19
                     (AMBAC INSURED)

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      5,000,000         5,156,250
                     REV. RFDG. (STATE ARCHIVES BLDG.
                     COMPLEX) SERIES A,5.375% 12/1/10

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      18,250,000        19,276,563
                     REV. RFDG. (VARIOUS CALIFORNIA
                     STATE UNIV. PROJS.)SERIES A, 5.50%
                     6/1/10

CALIFORNIA           CALIFORNIA PUB. WKS. BOARD LEASE      5,755,000         5,906,069
                     REV. RFDG.(CALIFORNIA UNIV. PROJ.)
                     SERIES A, 5.50% 10/1/13

CALIFORNIA           CALIFORNIA PUB. WRKS BOARD LEASE      1,155,000         1,296,488
                     REV. (VARIOUS CALIFORNIA UNIV.
                     PROJ.) SERIES A, 6.50% 9/1/05

CALIFORNIA           CALIFORNIA PUB. WRKS. BOARD LEASE     2,415,000         2,511,600
                     REV. (VARIOUS COMMTY. COLLEGE
                     PROJ.) SERIES A, 5.50% 12/1/08

CALIFORNIA           CALIFORNIA RURAL HOME MTG. FIN.       10,625,000        10,744,531
                     AUTH. LEASE REV. (RURAL LEASE
                     PURP.) SERIES A, 4.45%8/1/01 (MBIA
                     INSURED)

CALIFORNIA           CALIFORNIA ST. PUB. WKS. BOARD        3,500,000         3,696,875
                     LEASE REV. (SECRETARY OF STATE)
                     SERIES A, 6% 5/1/13

CALIFORNIA           CALIFORNIA STATEWIDE COMMTYS. DEV.    5,195,000         4,948,238
                     CORP. CTFS. OF PRTN. (J. PAUL
                     GETTY TRUST) 5% 10/1/23

CALIFORNIA           CALIFORNIA UNIV. REV. (MULTIPLE       3,000,000         3,285,000
                     PURP. PROJS.) SERIES D, 6.10%
                     9/1/10 (MBIA INSURED)

CALIFORNIA           CASTAIC LAKE WTR. AGCY. CTFS. OF      1,800,000         2,187,000
                     PRTN. RFDG. (WTR. SYS. IMPT.
                     PROJ.) SERIES A, 7.25%8/1/09 (MBIA
                     INSURED)

CALIFORNIA           COMPTON COMMTY. REDEV. AGCY. RFDG.    4,000,000         4,445,000
                     (TAX ALLOCATION-CAMPTON REDEV.)
                     SERIES A, 6.50%8/1/13 (FSA
                     INSURED)

CALIFORNIA           DUARTE CTFS. OF PRTN. (CITY OF        22,250,000        23,306,875
                     HOPE MED. CTR.) 6.25% 4/1/23

CALIFORNIA           EAST BAY MUNI. UTIL. DIST.            2,300,000         2,124,625
                     WASTEWTR. TREATMENT SYS. REV.
                     RFDG. 4.75% 6/1/21 (FGICINSURED)

CALIFORNIA           EAST BAY MUNI. UTIL. DIST.            1,450,000         1,346,687
                     WASTEWTR. TREATMENT SYS. REV.
                     RFDG. 4.75% 6/1/21 (FGICINSURED)

CALIFORNIA           EAST BAY MUNI. UTIL. DIST. WTR.       1,250,000         1,348,438
                     SYS. REV. RFDG. 6.10% 6/1/07

CALIFORNIA           ENCINITAS UNION SCHOOL DIST. (CAP.    1,000,000         670,000
                     APPRECIATION) 0% 8/1/06 (MBIA
                     INSURED)

CALIFORNIA           ENCINITAS UNION SCHOOL DIST. (CAP.    1,500,000         950,625
                     APPRECIATION) 0% 8/1/07 (MBIA
                     INSURED)

CALIFORNIA           ENCINITAS UNION SCHOOL DIST. (CAP.    1,250,000         746,875
                     APPRECIATION) 0% 8/1/08 (MBIA
                     INSURED)

CALIFORNIA           ENCINTAS SCHOOL DIST. 0% 8/1/05       1,500,000         1,059,375
                     (MBIA INSURED)

CALIFORNIA           FOOTHILL/EASTERN TRANS. CORRIDOR      4,000,000         2,840,000
                     AGCY. TOLL RD. REV. (CAP.
                     APPRECITON) (SR. LIEN)SERIES A, 0%
                     1/1/08 (STEPPED COUPON)

CALIFORNIA           LA QUINTA REDEV. AGCY. TAX            470,000           582,213
                     ALLOCATION RFDG.(REDEV. PROJ. AREA
                     #1) 7.30% 9/1/12 (MBIAINSURED)

CALIFORNIA           LONG BEACH HARBOR REV. REFDG.         6,700,000         7,261,125
                     SERIES A, 6% 5/15/13 (FGIC
                     INSURED)

CALIFORNIA           LONG BEACH HBR. REV. 5.125%           5,000,000         4,831,250
                     5/15/18 (AMT)

CALIFORNIA           LONG BEACH HBR. REV. 6% 5/15/06       3,000,000         3,288,750
                     (MBIA INSURED) (AMT)

CALIFORNIA           LONG BEACH HBR. REV. 8% 5/15/04       6,305,000         7,518,713
                     (MBIA INSURED) (AMT)

CALIFORNIA           LONG BEACH HBR. REV. 8.50% 5/15/03    6,235,000         7,435,238
                     (MBIA INSURED) (AMT)

CALIFORNIA           LOS ANGELES COUNTY METROPOLITAN       4,355,000         4,409,438
                     TRANS. AUTH. REV. RFDG. (GEN.
                     UNION STATION) SERIES A,5.20%
                     7/1/12 (FSA INSURED)

CALIFORNIA           LOS ANGELES COUNTY METROPOLITAN       2,245,000         2,374,088
                     TRANS. AUTH. SALES TAX REV.
                     (PROPOSITION A) 1ST TIERSR. SERIES
                     A, 5.90% 7/1/14 (MBIA INSURED)

CALIFORNIA           LOS ANGELES COUNTY METROPOLITAN       3,380,000         3,523,650
                     TRANS. AUTH. SALES TAX REV. RFDG.
                     (PROP. A-2ND TIER)5.625% 7/1/13
                     (MBIA INSURED)

CALIFORNIA           LOS ANGELES COUNTY PUB. WKS. FING.    6,000,000         5,850,000
                     AUTH. LEASE REV. (MULTIPLE CAP.
                     FACS. PROJ. #4)4.75% 2/1/10 (MBIA
                     INSURED)

CALIFORNIA           LOS ANGELES COUNTY TRANS.             2,300,000         2,466,750
                     COMMISSION SALES TAX REV.
                     (PROPOSISTION C) SECOND SR. SERIES
                     A, 6.25% 7/1/13 (MBIA INSURED)

CALIFORNIA           LOS ANGELES WASTEWTR. SYS. REV.       8,330,000         7,642,775
                     RFDG. SERIES D, 4.70% 11/1/17
                     (FGIC INSURED)

CALIFORNIA           LOS ANGELES WASTEWTR. SYS. REV.       10,000,000        9,075,000
                     RFDG. SERIES D, 4.70% 11/1/19
                     (FGIC INSURED)

CALIFORNIA           M-S-R PUB. PWR. AGCY. SAN JUAN        1,685,000         1,830,331
                     PROJ. REV. SERIES E, 6.50% 7/1/05
                     (MBIA INSURED)

CALIFORNIA           MADERA COUNTY CTFS. OF PRTN.          1,000,000         1,106,250
                     (VALLEY CHILDREN'S HOSP.) 6.25%
                     3/15/05 (MBIA INSURED)

CALIFORNIA           METRO. WTR. DIST. OF SOUTHERN         18,430,000        17,761,912
                     CALIFORNIA WTRWKS. REV. SERIES A,
                     5% 7/1/26

CALIFORNIA           METROPOLITAN WTR. DIST. SOUTHERN      8,770,000         8,112,250
                     CALIFORNIA WTRWKS. REV. RFDG.
                     SERIES B, 4.75% 7/1/21(MBIA
                     INSURED)

CALIFORNIA           METROPOLITAN WTR. DIST. SOUTHERN      2,000,000         2,075,000
                     CALIFORNIA WTRWKS. REV. SERIES A,
                     5.75% 7/1/21 (MBIAINSURED)

CALIFORNIA           NORTHERN CALIFORNIA PWR. AGCY.        4,000,000         4,370,000
                     PUB. PWR. REV. CROSSOVER RFDG.
                     (GEOTHERMAL PROJ. #3)SERIES A,
                     5.85% 7/1/10 (AMBAC INSURED)

CALIFORNIA           NORTHERN CALIFORNIA PWR. AGCY.        6,000,000         6,547,500
                     PUB. PWR. REV. RFDG. (GEOTHERMAL
                     PROJ. #3) SERIES A,5.80% 7/1/09
                     (AMBAC INSURED)

CALIFORNIA           OCEANSIDE CTFS. OF PRTN. RFDG.        1,350,000         1,505,250
                     (OCEANSIDE CIVIC CTR. PROJ.) 6%
                     8/1/08 (MBIA INSURED)

CALIFORNIA           PLEASANT HILL JOINT PWRS. FING.       1,490,000         1,482,550
                     AUTH. LEASE REV. (CAP. IMPT.
                     PROG.) SERIES A, 5% 12/1/12 (MBIA
                     INSURED)

CALIFORNIA           SACRAMENTO CITY FING. AUTH. LEASE     4,000,000         4,120,000
                     REV. RFDG. SERIES A, 5.375%
                     11/1/14 (AMBAC INSURED)

CALIFORNIA           SACRAMENTO COGENERATION AUTH.         500,000           541,250
                     COGENERATION PROJ. REV. (PROCTOR &
                     GAMBLE PROJ.) 6.50% 7/1/14

CALIFORNIA           SACRAMENTO COGENERATION AUTH.         1,200,000         1,348,500
                     COGENERATION PROJ. REV. (PROCTOR &
                     GAMBLE PROJ.) 7% 7/1/04

CALIFORNIA           SACRAMENTO COGENERATION AUTH.         1,500,000         1,627,500
                     COGENERATION PROJ. REV. (PROCTOR &
                     GAMBLE PROJ.)6.375% 7/1/10

CALIFORNIA           SACRAMENTO PWR. AUTH. COGENERATION    1,000,000         1,108,750
                     PROJ. REV. 6.50% 7/1/07

CALIFORNIA           SACRAMENTO PWR. AUTH. COGENERATION    2,200,000         2,392,500
                     PROJ. REV. 6.50% 7/1/09

CALIFORNIA           SAN DIEGO COUNTY REG'L. TRANS.        1,100,000         1,186,625
                     COMMISSION SALES TAX REV. SECOND
                     SR. SERIES A, 6.25%4/1/02 (FGIC
                     INSURED)

CALIFORNIA           SAN FRANCISCO BLDG. AUTH. LEASE       5,500,000         5,369,375
                     REV. (DEPT. GEN. SVCS. LEASE)
                     SERIES A, 5% 10/1/13

CALIFORNIA           SAN FRANCISCO CITY & COUNTY ARPT.     5,955,000         6,051,769
                     COMMISSION INT'L. ARPT. REV. 2ND
                     SERIES ISSUE 10A,5.50% 5/1/13
                     (MBIA INSURED) (AMT)

CALIFORNIA           SAN FRANCISCO CITY & COUNTY ARPTS.    2,330,000         2,536,788
                     COMMISSION INT'L. ARPT. REV. RFDG.
                     SECOND SERIES ISSUE 1, 6.20%
                     5/1/05 (AMBAC INSURED)

CALIFORNIA           SAN FRANCISCO CITY & COUNTY GEN.      3,960,000         4,192,650
                     OBLIG. RFDG. SERIES 1, 5.50%
                     6/15/09 (FGIC INSURED)

CALIFORNIA           SAN FRANCISCO CITY & COUNTY SWR.      4,000,000         4,300,000
                     REV. RFDG. 5.90% 10/1/07 (AMBAC
                     INSURED)

CALIFORNIA           SAN FRANCISCO CITY & COUNTY SWR.      10,000,000        10,700,000
                     REV. RFDG.5.90% 10/1/08 (AMBAC
                     INSURED)

CALIFORNIA           SAN FRANSICSO CITY & COUNTY ARPT.     5,875,000         5,970,469
                     COMMISSION INT'L. APRT. REV. 2ND
                     SERIES ISSUE 10A,5.55% 5/1/14
                     (MBIA INSURED) (AMT)

CALIFORNIA           SAN FRANSISCO CITY & COUNTY ARPTS.    1,000,000         1,120,000
                     COMMISSION INT'L. ARPT. REV. RFDG.
                     SECOND SERIES,ISSUE 2, 6.75%
                     5/1/13 (MBIA INSURED)

CALIFORNIA           SAN JAOQUIN HILLS TRANS. CORRIDOR     12,200,000        10,202,250
                     AGCY. TOLL ROAD REV. REFDG. SERIES
                     A, 0% 1/15/02 (MBIA INSURED)

CALIFORNIA           SANTA CLARA COUNTY FING. AUTH.        1,000,000         1,257,500
                     LEASE REV. (VMC REPLACEMENT PROJ.)
                     SERIES A, 7.75%11/15/08 (AMBAC
                     INSURED)

CALIFORNIA           SANTA MARGARITA/DANA POINT AUTH.      1,045,000         1,278,819
                     REV. (IMPT. DISTS. 1-2 & 2A-8)
                     SERIES A 7.25% 8/1/10(MBIA
                     INSURED)

CALIFORNIA           SANTA MARGARITA/DANA POINT AUTH.      1,770,000         2,150,550
                     REV. RFDG. (IMPT. DIST. 3&3A,4&4A)
                     SERIES B, 7.25%8/1/08 (MBIA
                     INSURED)

CALIFORNIA           SANTA ROSA WASTEWTR. REV. RFDG. &     4,000,000         3,745,000
                     SUB-REG'L. WASTEWTR. PROJ. SERIES
                     A, 4.75% 9/1/16(FGIC INSURED)

CALIFORNIA           SOUTH ORANGE COUNTY PUB. FING.        2,500,000         3,059,375
                     AUTH. SPL. TAX REV. (FOOTHILL
                     AREA) SERIES C, 7.50%8/15/07 (FGIC
                     INSURED)

CALIFORNIA           SOUTH ORANGE COUNTY PUB. FING.        2,500,000         3,184,375
                     AUTH. SPL. TAX REV. (FOOTHILL
                     AREA) SERIES C, 8%8/15/08 (FGIC
                     INSURED)

CALIFORNIA           SOUTH ORANGE COUNTY PUB. FING.        3,490,000         4,192,363
                     AUTH. SPL. TAX REV. RFDG. (SR.
                     LIEN) SERIES A, 7%9/1/11 (MBIA
                     INSURED)

CALIFORNIA           SOUTHERN CALIFORNIA METRO. WTR.       3,375,000         3,240,000
                     DIST. WTR. & SEWER REV. SERIES A,
                     5% 7/1/30 (MBIA INSURED)

CALIFORNIA           SOUTHERN CALIFORNIA PUB. PWR.         1,500,000         1,393,125
                     AUTH. PWR. PROJ. REV. RFDG. (MEAD
                     ADELANTO PROJ.) SERIES A, 4.875%
                     7/1/20 (AMBAC INSURED)

CALIFORNIA           SOUTHERN CALIFORNIA PUB. PWR.         4,640,000         4,309,400
                     AUTH. PWR. PROJ. REV. RFDG. (MEAD
                     PHOENIX PROJ.)SERIES A, 4.875%
                     7/1/20 (AMBAC INSURED)

CALIFORNIA           UPLAND CTFS. OF PRTN. RFDG. (SAN      3,000,000         2,816,250
                     ANTONIO COMMTY. HOSP.) 5% 1/1/18

CALIFORNIA           UPLAND CTFS. OF PRTN. RFDG. (SAN      4,000,000         4,055,000
                     ANTONIO COMMTY. HOSP.) 5.25%
                     1/1/08

CALIFORNIA           WEST & CENTRAL BASIN FIN. AUTH.       6,100,000         6,305,875
                     SERIES C 5.25% 8/1/08 (AMBAC
                     INSURED)

CALIFORNIA           WEST & CENTRAL BASIN FIN. AUTH.       5,800,000         6,032,000
                     SERIES C, 5.20% 8/1/07 (AMBAC
                     INSURED)

CALIFORNIA           WEST & CENTRAL BASIN FING. AUTH.      5,750,000         5,663,750
                     REV. (WEST BASIN RFDG. PROJ.)
                     SERIES A, 5% 8/1/13(AMBAC INSURED)

COLORADO             ADAMS COUNTY SCHOOL DIST. #12         1,000,000         1,078,750
                     THORNTON UNLTD. TAX RFDG. 6.20%
                     12/15/10 (FGIC INSURED)

COLORADO             ARAPAHOE COUNTY CAP. IMPT. TR.        225,600,000       32,712,000
                     FED. HWY. REV. (CAP. APPRECIATION)
                     SERIES E, 0%, 8/31/26(PRE-REFUNDED
                     TO 8/31/05@ 20.8626

COLORADO             ARAPAHOE COUNTY CAP. IMPT. TRUST      20,000,000        6,750,000
                     FUND HWY. REV. SERIES C, 0%
                     8/31/15 (PRE-REFUNDED TO8/31/05 @
                     48.618)

COLORADO             AURORA GEN. OBLIG. RFDG. 4.75%        3,040,000         2,891,800
                     11/1/14

COLORADO             COLORADO HEALTH FACS. AUTH. REV.      1,000,000         1,098,750
                     (HOSP. SYS.-SWEDISH MED. CTR.)
                     SERIES A, 7.25%10/1/08
                     (PRE-REFUNDED TO 10/1/00 @ 102)

COLORADO             COLORADO HEALTH FACS. AUTH. REV.      2,500,000         2,653,125
                     RFDG. (ROCKY MOUNTAIN ADVENTIST)
                     6.25% 2/1/04

COLORADO             COLORADO HEALTH FACS. AUTH. REV.      13,100,000        13,935,125
                     RFDG. (ROCKY MOUNTAIN ADVENTIST)
                     6.625% 2/1/13

COLORADO             COLORADO HEALTH FACS. AUTH. REV.      8,600,000         9,073,000
                     RFDG. (ROCKY MOUNTAIN ADVENTIST)
                     6.625% 2/1/22

COLORADO             COLORADO SPRINGS ARPT. REV. (CAP.     250,000           171,875
                     APPRECIATION) 0% 1/1/06 (MBIA
                     INSURED)

COLORADO             COLORADO SPRINGS ARPT. REV. (CAP.     1,550,000         1,300,063
                     APPRECIATION) SERIES C, 0% 1/1/02
                     (MBIA INSURED)

COLORADO             COLORADO SPRINGS ARPT. REV. (CAP.     1,530,000         1,162,800
                     APPRECIATION) SERIES C, 0% 1/1/04
                     (MBIA INSURED)

COLORADO             COLORADO SPRINGS ARPT. REV. (CAP.     1,655,000         964,038
                     APPRECIATION) SERIES C, 0% 1/1/09
                     (MBIA INSURED)

COLORADO             COLORADO SPRINGS ARPT. REV. (CAP.     1,500,000         823,125
                     APPRECIATION) SERIES C, 0% 1/1/10
                     (MBIA INSURED)

COLORADO             COLORADO UNIV. HOSP. AUTH. HOSP.      1,000,000         1,100,000
                     REV. SERIES A, 6.25% 11/15/12
                     (AMBAC INSURED)

COLORADO             COLORADO UNIV. REV. (RESEARCH         5,725,000         6,376,219
                     BLDG. REVOLVING FUND) (BIOMEDICAL
                     RESEARCH BLDG. PROJ.)7% 6/1/09

COLORADO             DENVER CITY & COUNTY ARPT. REV.       4,900,000         3,907,750
                     (CAP. APPRECIATION) SERIES A, 0%
                     11/15/02 (MBIA INSURED) (AMT)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       4,480,000         3,046,400
                     (CAP. APPRECIATION) SERIES A, 0%
                     11/15/05 (MBIA INSURED)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       5,000,000         3,793,750
                     (CAP. APPRECIATION) SERIES D, 0%
                     10/15/03 (MBIAINSURED)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       7,500,000         5,390,625
                     (CAP. APPRECIATION) SERIES D, 0%
                     11/15/04 (MBIAINSURED)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       3,000,000         2,040,000
                     (CAP. APPRECIATION) SERIES D, 0%
                     11/15/05 (MBIAINSURED)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       9,300,000         9,370,866
                     RFDG. SERIES D, 5% 11/15/98 (AMT)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       11,350,000        11,635,226
                     SERIES A, 6.90% 11/15/98 (AMT)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       5,750,000         6,023,125
                     SERIES A, 7% 11/15/99 (AMT)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       4,075,000         4,385,719
                     SERIES C, 6.50% 11/15/06 (AMT)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       1,980,000         2,126,025
                     SERIES D, 7% 11/15/25

COLORADO             DENVER CITY & COUNTY ARPT. REV.       520,000           567,450
                     SERIES D, 7% 11/15/25
                     (PRE-REFUNDED 11/15/01 @ 100)

COLORADO             DENVER CITY & COUNTY ARPT. REV.       3,000,000         3,266,250
                     SERIES D, 7.40% 11/15/01 (AMT)

COLORADO             DENVER CITY & COUNTY SCHOOL DIST.     10,400,000        6,136,000
                     #1 RFDG. (CAP. APPRECIATION)
                     SERIES A, 0% 12/1/08(MBIA INSURED)

COLORADO             HIGHLANDS RANCH METROPOLITAN DIST.    1,725,000         1,781,063
                     #2 RFDG. 5.50% 6/15/00 (FSA
                     INSURED)

COLORADO             HIGHLANDS RANCH METROPOLITAN DIST.    2,050,000         2,219,125
                     #2 RFDG. 6% 6/15/03 (FSA INSURED)

COLORADO             HIGHLANDS RANCH METROPOLITAN DIST.    1,000,000         1,162,500
                     #2 RFDG. 6.50% 6/15/10 (FSA
                     INSURED)

COLORADO             HIGHLANDS RANCH METROPOLITAN DIST.    1,000,000         1,163,750
                     #2 RFDG. 6.50% 6/15/12 (FSA
                     INSURED)

COLORADO             JEFFERSON COUNTY CTFS. OF PRTN.       3,000,000         3,330,000
                     RFDG. 6.65% 12/1/08 (MBIA INSURED)

COLORADO             JEFFERSON COUNTY SINGLE FAMILY        285,000           305,306
                     MTG. REV. RFDG. SERIES 1991-A,
                     8.875% 10/1/13 (MBIAINSURED)

CONNECTICUT          CONNECTICUT HEALTH & ED. FACS.        2,990,000         3,098,388
                     AUTH. REV. (ST. RAPHAEL HOSP.)
                     5.30% 7/1/10, (AMBAC INSURED)

CONNECTICUT          CONNECTICUT HEALTH & EDL. FACS.       6,900,000         7,960,875
                     AUTH. REV. (NEW BRITAIN MEM.
                     HOSP.) SERIES A, 7.75% 7/1/22

CONNECTICUT          CONNECTICUT HEALTH & EDL. FACS.       4,345,000         4,806,656
                     AUTH. REV. (NEW BRITAIN MEM.
                     HOSP.) SERIES A, 7.50%7/1/06

CONNECTICUT          CONNECTICUT HEALTH & EDL. FACS.       1,250,000         1,276,563
                     AUTH. REV. RFDG. (QUINNIPIAC
                     COLLEGE) SERIES D, 6% 7/1/13

CONNECTICUT          CONNECTICUT HEALTH & EDL. FACS.       3,035,000         3,175,369
                     AUTH. REV. RFDG. (ST. RAPHAEL
                     HOSP.) SERIES H, 5.25%7/1/12
                     (AMBAC INSURED)

CONNECTICUT          CONNECTICUT HSG. FIN. AUTH. HSG.      190,000           202,588
                     MTG. FIN. PROG. SUB-SERIES B-1,
                     6.50% 5/15/18

CONNECTICUT          CONNECTICUT RESOURCE RECOVERY         2,100,000         2,176,125
                     AUTH. REV. RFDG. SERIES A, 5.375%
                     11/15/10 (MBIA INSURED)

CONNECTICUT          CONNECTICUT SPL. TAX OBLIG. REV.      2,500,000         2,756,250
                     6% 10/1/06 (MBIA INSURED)

CONNECTICUT          EASTERN CONNECTICUT RESOURCE          900,000           902,250
                     RECOVERY AUTH. SOLID WASTE REV.
                     (WHEELABRATOR LISBONPROJ.) SERIES
                     A, 5% 1/1/24 (AMT)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      3,885,000         4,166,663
COLUMBIA             RFDG. SERIES A, 5.875% 6/1/05
                     (AMBAC INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      2,000,000         2,175,000
COLUMBIA             RFDG. SERIES A-1, 6% 6/1/11 (MBIA
                     INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      3,410,000         3,529,350
COLUMBIA             RFDG. SERIES A-3, 5.30% 6/1/04
                     (AMBAC INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      2,910,000         3,033,675
COLUMBIA             RFDG. SERIES A-3, 5.40% 6/1/05
                     (AMBAC INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      3,350,000         3,496,563
COLUMBIA             RFDG. SERIES B-1, 5.40% 6/1/06
                     (AMBAC INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      5,000,000         5,181,250
COLUMBIA             RFDG. SERIES B-3, 5.30% 6/1/05
                     (MBIA INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      2,170,000         2,240,525
COLUMBIA             RFDG. SERIES C, 5.25% 12/1/03
                     (FGIC INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA GEN. OBLIG.      3,695,000         3,990,600
COLUMBIA             RFDG. SERIES D, 6% 6/1/05 (AMBAC
                     INSURED)

DISTRICT OF          DISTRICT OF COLUMBIA HOSP. REV.       11,975,000        13,112,625
COLUMBIA             (HOSP. FOR SICK CHILDREN) SERIES
                     A, 8.875% 1/1/21

DISTRICT OF          DISTRICT OF COLUMBIA REDEV. LAND      1,000,000         1,018,750
COLUMBIA             AGCY. WASHINGTON D.C. SPORTS ARENA
                     SPL. TAX REV.5.40% 11/1/00

DISTRICT OF          DISTRICT OF COLUMBIA REDEV. LAND      7,230,000         7,347,488
COLUMBIA             AGCY. WASHINGTON D.C. SPORTS ARENA
                     SPL. TAX REV.5.625% 11/1/10

DISTRICT OF          DISTRICT OF COLUMBIA REV. RFDG.       2,000,000         2,090,000
COLUMBIA             (GEORGETOWN UNIV.) SERIES A, 5.95%
                     4/1/14 (MBIAINSURED)

DISTRICT OF          DISTRICT OF COLUMBIA REV. RFDG.       10,535,000        10,864,219
COLUMBIA             (GEORGETOWN UNIV.) SERIES A, 6%
                     4/1/18 (MBIA INSURED)

DISTRICT OF          METROPOLITAN WASHINGTON ARPT.         3,000,000         3,277,500
COLUMBIA             AUTH. GEN. ARPT. REV. SERIES A,
                     7.25% 10/1/10 (FGIC INSURED) (AMT)

DISTRICT OF          WASHINGTON D.C. METROPOLITAN AREA     1,300,000         1,309,750
COLUMBIA             TRANS. AUTH. GROSS REV. RFDG.
                     5.25% 7/1/14 (FGICINSURED)

FLORIDA              BROWARD COUNTY RESOURCE RECOVERY      15,850,000        17,236,875
                     REV. (SES BROWARD CO. LP SOUTH
                     PROJ.) 7.95% 12/1/08

FLORIDA              DADE COUNTY AVIATION REV. (MIAMI      3,750,000         3,984,375
                     INT'L ARPT.) SERIES B, 6% 10/1/24
                     (MBIA INSURED)

FLORIDA              DADE COUNTY SEAPORT REV. RFDG.        1,000,000         1,127,500
                     SERIES 95, 6.20% 10/1/10 (MBIA
                     INSURED)

FLORIDA              FLORIDA BOARD OF ED. CAP. OUTLAY      5,605,000         5,282,713
                     RFDG. (PUB. ED.) SERIES D, 4.75%
                     6/1/17

FLORIDA              FLORIDA DIVISION FIN. DEPT. GEN.      4,750,000         5,135,938
                     SVCS. REV. (DEPT. OF NATURAL
                     RESOURCES-PRESERVATION2000) SERIES
                     A, 6.25% 7/1/10 (MBIA INSURED)

FLORIDA              FLORIDA MUNI. PWR. AGCY. REV.         3,000,000         2,737,500
                     RFDG. (STANTON II PROJ.) 4.50%
                     10/1/16 (AMBAC INSURED)

FLORIDA              FLORIDA MUNI. PWR. AGCY. REV.         8,300,000         7,304,000
                     RFDG. (STANTON II PROJ.) 4.50%
                     10/1/27 (AMBAC INSURED)

FLORIDA              JACKSONVILLE ELEC. AUTH. REV. 6%      4,145,000         4,305,619
                     7/1/01 (ESCROWED TO MATURITY)

FLORIDA              JACKSONVILLE ELEC. AUTH. REV.         3,000,000         3,435,000
                     SERIES 73, 6.80% 7/1/12 (ESCROWED
                     TO MATURITY)

FLORIDA              JACKSONVILLE HEALTH FACS. AUTH.       2,000,000         2,200,000
                     IND. DEV. REV. RFDG. (CYPRESS
                     VILLAGE PROJ.) (NAT'L.BENEVOLENT
                     ASSOC.) 7% 12/1/22

FLORIDA              JACKSONVILLE PORT AUTH. REV. RFDG.    1,000,000         1,077,500
                     (PORT FACS.) 5.75% 11/1/09 (MBIA
                     INSURED) (AMT)

FLORIDA              LAKELAND ELEC. & WTR. REV. RFDG.      5,000,000         5,668,750
                     (JR. SUB-LIEN) 6.50% 10/1/05 (FGIC
                     INSURED)

FLORIDA              ORANGE COUNTY TOURIST DEV. TAX        5,000,000         5,525,000
                     REV. RFDG. SERIES A, 6.50% 10/1/10
                     (AMBAC INSURED)

FLORIDA              ORLANDO UTIL. COMMISSION WTR. &       5,465,000         5,362,531
                     ELEC. REV. SERIES B, 5.25% 10/1/23

FLORIDA              PASCO COUNTY SOLID WASTE DISP. &      5,000,000         5,362,500
                     RESOURCE RECOVERY SYS. REV. 6%
                     4/1/08 (AMBAC INSURED) (AMT)

FLORIDA              PASCO COUNTY SOLID WASTE DISP. &      8,090,000         8,666,413
                     RESOURCE RECOVERY SYS. REV. 6%
                     4/1/09 (AMBAC INSURED) (AMT)

FLORIDA              TAMPA CAP. IMPT. PROG. REV. SERIES    10,000,000        10,299,500
                     A, 8.25% 10/1/18

GEORGIA              ATLANTA DOWNTOWN DEV. AUTH. REV.      3,750,000         4,003,125
                     RFDG. (UNDERGROUND ATLANTA PROJ.)
                     6.25% 10/1/12

GEORGIA              ATLANTA DOWNTOWN DEV. AUTH. REV.      3,000,000         3,187,500
                     RFDG. (UNDERGROUND ATLANTA PROJ.)
                     6.25% 10/1/16

GEORGIA              COBB COUNTY SCHOOL DIST 6% 2/1/02     1,220,000         1,302,350

GEORGIA              FULTON COUNTY SCHOOL DIST. RFDG.      2,000,000         2,305,000
                     6.375% 5/1/14

GEORGIA              GEORGIA GEN. OBLIG. IMPT. SERIES      3,000,000         3,495,000
                     B, 7.20% 3/1/05

GEORGIA              GEORGIA GEN. OBLIG. RFDG. SERIES      4,535,000         4,977,163
                     E, 6% 7/1/04

GEORGIA              GEORGIA GEN. OBLIG. SERIES B,         2,000,000         2,205,000
                     6.10% 3/1/05

GEORGIA              GEORGIA GEN. OBLIG. SERIES B,         5,500,000         6,022,500
                     6.25% 4/1/03

GEORGIA              GEORGIA MUNI. ELEC. PWR. AUTH.        2,000,000         2,080,000
                     PWR. REV. RFDG. SERIES Z, 5.50%
                     1/1/12

GEORGIA              GEORGIA RESIDENTIAL FIN. AUTH.        13,615,000        1,900,109
                     HOME OWNERSHIP MTG. (CAP.
                     APPRECIATION) SERIES 1984 B,0%
                     12/1/15

HAWAII               HAWAII ARPTS. SYS. REV. 2ND           1,500,000         1,636,875
                     SERIES, 7.50% 7/1/20 (FGIC
                     INSURED)*

HAWAII               HAWAII GEN. OBLIG. SERIES CM, 5%      4,860,000         4,969,350
                     12/1/00 (FGIC INSURED)

HAWAII               HAWAII GEN. OBLIG. SERIES CM,         2,625,000         2,762,813
                     5.50% 12/1/02 (FGIC INSURED)

HAWAII               HAWAII HSG. FIN. & DEV. CORP.         5,000,000         5,050,000
                     SINGLE FAMILY MTG. REV. SERIES A,
                     4.90% 7/1/28 (AMT)

HAWAII               HONOLULU HAWAII CITY AND COUNTY       7,135,000         7,554,181
                     RFDG. SERIES C, 5.50% 11/01/04
                     (FGIC INSURED)

IDAHO                BOISE URBAN RENEWAL PARKING AGCY.     2,600,000         2,685,124
                     REV. (TAX INCREMENT) SERIES A, B,
                     C, 8.125% 9/1/15

IDAHO                IDAHO FALLS ELEC. RFDG. 0% 4/1/07,    2,500,000         1,621,875
                     (FGIC INSURED)

IDAHO                IDAHO FALLS RFDG. ELEC. 0% 4/1/06     2,000,000         1,365,000
                     (FGIC INSURED)

IDAHO                IDAHO FALLS RFDG. ELEC. 0% 4/1/13     1,500,000         690,000
                     (FGIC INSURED)

IDAHO                IDAHO HOUSING AGCY. SINGLE FAMILY     1,785,000         1,892,100
                     MTG. SERIES 1991 B, 7.50% 7/1/24

ILLINOIS             CHICAGO BOARD OF ED. (CHICAGO         4,750,000         5,367,500
                     SCHOOL REFORM) 6.25% 12/1/09 (MBIA
                     INSURED)

ILLINOIS             CHICAGO BOARD OF ED. (CHICAGO         1,000,000         1,121,250
                     SCHOOL REFORM) 6.25% 12/1/11 (MBIA
                     INSURED)

ILLINOIS             CHICAGO GEN. OBLIG. RFDG. SERIES      5,510,000         5,661,525
                     A-2, 5.25% 1/1/01 (AMBAC INSURED)

ILLINOIS             CHICAGO GEN. OBLIG. RFDG. SERIES      4,885,000         5,489,519
                     A-2, 6.25% 1/1/15 (AMBAC INSURED)

ILLINOIS             CHICAGO GEN. OBLIG. RFDG. SERIES      2,200,000         2,191,750
                     B, 5% 1/1/11 (AMBAC INSURED)

ILLINOIS             CHICAGO ILL FGIC RFDG. SERIES B,      2,250,000         2,235,938
                     5.125% 1/1/15 (AMBAC INSURED)

ILLINOIS             CHICAGO MIDWAY ARPT. REV. SERIES      2,910,000         2,884,538
                     B, 5.25% 1/1/13 (MBIA INSURED)
                     (AMT)

ILLINOIS             CHICAGO MIDWAY ARPT. REV. SERIES      3,060,000         3,021,750
                     B, 5.25% 1/1/14 (MBIA INSURED)
                     (AMT)

ILLINOIS             CHICAGO MIDWAY ARPT. REV. SERIES      1,360,000         1,456,900
                     B, 6% 1/1/05 (MBIA INSURED) (AMT)

ILLINOIS             CHICAGO MIDWAY ARPT. REV. SERIES      2,170,000         2,343,600
                     B, 6% 1/1/08 (MBIA INSURED) (AMT)

ILLINOIS             CHICAGO MIDWAY ARPT. REV. SERIES      2,435,000         2,593,275
                     B, 6% 1/1/10 (MBIA INSURED) (AMT)

ILLINOIS             CHICAGO MIDWAY ARPT. REV. SERIES      2,580,000         2,760,600
                     B, 6.125% 1/1/11 (MBIA INSURED)
                     (AMT)

ILLINOIS             CHICAGO MOTOR FUEL TAX REV. RFDG.     4,000,000         4,090,000
                     SERIES A, 5.375% 1/1/14 (AMBAC
                     INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. REV.      4,500,000         4,702,500
                     (PASSENGER FACS. CHARGE) SERIES A,
                     5.60% 1/1/10 (AMBAC INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. REV.      10,000,000        10,075,000
                     RFDG. (GEN. ARPT. 2ND LIEN) SERIES
                     A, 5.50% 1/1/16(AMBAC INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. REV.      5,250,000         5,768,438
                     RFDG. (GEN. ARPT. PROJ.) (2ND
                     LIEN) SERIES A, 6.25% 1/1/08 (MBIA
                     INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. REV.      6,730,000         7,386,175
                     RFDG. (GEN. ARPT. PROJ.) (2ND
                     LIEN) SERIES A, 6.25% 1/1/09
                     (AMBAC INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. REV.      1,000,000         1,096,250
                     RFDG. (GEN. ARPT. PROJ.) (2ND
                     LIEN) SERIES A, 6.375% 1/1/12
                     (MBIA INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. REV.      11,700,000        12,723,750
                     RFDG. (GEN. ARPT. PROJ.) (2ND
                     LIEN) SERIES A, 6.375% 1/1/15
                     (MBIA INSURED)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. SPL.      4,720,000         5,203,800
                     FACS. REV. (AMERICAN AIRLINES,
                     INC. PROJ.) SERIES A, 7.875%
                     11/1/25 (AMT)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. SPL.      1,970,000         2,056,188
                     FACS. REV. (UNITED AIRLINES, INC.)
                     8.25% 5/1/99 (AMT)

ILLINOIS             CHICAGO O'HARE INT'L. ARPT. SPL.      4,500,000         4,803,750
                     FACS. REV. RFDG. (INT'L. TERM.)
                     SERIES A, 7.50%1/1/17 (AMT)

ILLINOIS             CHICAGO PARK DIST. RFDG. 6.25%        3,000,000         3,352,500
                     1/1/09 (FGIC INSURED)

ILLINOIS             CHICAGO RESIDENTIAL MTG. REV.         9,525,000         4,202,906
                     RFDG. (CAP. APPRECIATION) SERIES
                     B, 0% 10/1/09 (MBIAINSURED)

ILLINOIS             CHICAGO WTR. REV. 0% 11/1/01 (FGIC    1,960,000         1,653,750
                     INSURED)

ILLINOIS             COOKE & WILL COUNTIES TOWNSHIP        2,350,000         1,788,937
                     HIGH SCHOOL DIST. #206 (CAP.
                     APPRECIATION) SERIES A,0% 12/1/03
                     (AMBAC INSURED) (ESCROWED TO
                     MATURITY)

ILLINOIS             DEKALB SINGLE FAMILY MTG. REV.        1,485,000         1,637,213
                     7.45% 12/1/09, (GNMA COLL.)*

ILLINOIS             ILLINOIS DEV. FIN. AUTH. POLL.        7,000,000         7,857,500
                     CONT. REV. RFDG. (COMMERCE EDISON
                     CO. PROJ.) SERIES D,6.75% 3/1/15
                     (AMBAC INSURED)

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      3,415,000         3,952,862
                     (GLENOAKS MED. CTR.) SERIES D,
                     9.50% 11/15/15 (ESCROWED TO
                     MATURITY)

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      900,000           927,000
                     (MEM. HOSP.) 6.875% 5/1/00

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      4,000,000         4,270,000
                     (MEM. HOSP.) 7.125% 5/1/10

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      3,000,000         3,180,000
                     RFDG. (LUTHERAN GEN. HEALTH CARE
                     SYS.) SERIES C, 6%4/1/18

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      1,500,000         1,756,875
                     RFDG. (LUTHERAN GEN. HEALTH CARE
                     SYS.) SERIES C, 7%4/1/14

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      5,000,000         5,231,250
                     RFDG. (OSF HEALTHCARE SYS.) 6%
                     11/15/13

ILLINOIS             ILLINOIS HEALTH FACS. AUTH. REV.      3,000,000         3,007,500
                     RFDG. (SWEDISH AMERICAN HOSP.)
                     5.375% 11/15/13 (AMBAC INSURED)

ILLINOIS             ILLINOIS REG'L. TRANS. AUTH.          2,045,000         2,627,825
                     SERIES C, 7.75% 6/1/13 (FGIC
                     INSURED)

ILLINOIS             ILLINOIS TOLL HWY. AUTH. TOLL HWY.    1,000,000         1,100,000
                     REV. RFDG. SERIES A, 6% 1/1/09
                     (FGIC INSURED)

ILLINOIS             LAKE COUNTY FOREST PRESERVE DIST.     10,440,000        6,511,950
                     UNLTD. TAX (CAP. APPRECIATION) 0%
                     12/1/07

ILLINOIS             LAKE COUNTY FOREST PRESERVE DIST.     12,505,000        7,346,688
                     UNLTD. TAX (CAP. APPRECIATION) 0%
                     12/1/08

ILLINOIS             METROPOLITAN PIER & EXPOSITION        7,155,000         4,284,056
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLACE EXPANSION PROJ.)
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/15/08 (MBIA INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        4,000,000         2,395,000
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLACE EXPANSIONPROJ.)
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/15/08 (FGIC INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        17,175,000        9,682,406
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLACE EXPANSIONPROJ.)
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/15/09 (FGIC INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        7,250,000         3,842,500
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLACE EXPANSIONPROJ.)
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/15/10 (FGIC INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        95,000            105,450
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLACE EXPANSIONPROJ.)
                     SERIES A, 6.50% 6/15/07 (FGIC
                     INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        11,570,000        9,863,425
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLAIN EXPANSION PROJ.)
                     (CAP. APPRECIATION) SERIES A, 0%
                     6/15/12 (FGIC INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        250,000           203,750
                     AUTH. DEDICATED TAX REV.
                     (MCCORMICK PLANE EXPANSIONPROJ.)
                     (CAP. APPRECIATIION) SERIES A, 0%
                     6/15/12 (FGIC INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        2,700,000         2,416,500
                     AUTH. DEDICATED TAX REV. 0%
                     6/15/00 (AMBAC INSURED)

ILLINOIS             METROPOLITAN PIER & EXPOSITION        7,450,000         7,617,625
                     AUTH. DEDICATED TAX REV. REFDG.
                     (MCCORMICK PLACEEXPANSION PROJ.)
                     SERIES A, 5.25% 12/15/10

ILLINOIS             NORTHERN UNIV. REV. AUXILIARY         1,000,000         1,057,500
                     FACS. SYS. RFDG. 6% 4/1/02 (FGIC
                     INSURED)

INDIANA              INDIANA BOND BANK REV. (STATE         500,000           573,750
                     REVOLVING FUND PROG.) SERIES A, 7%
                     2/1/05

INDIANA              INDIANA HEALTH FACS. FING. AUTH.      2,500,000         2,956,250
                     HOSP. REV. RFDG. (COLUMBUS REG'L.
                     HOSP.) 7% 8/15/15(FSA INSURED)

INDIANA              INDIANA HEALTH FACS. FING. AUTH.      4,000,000         4,035,000
                     HOSP. REV.RFDG. (CLARIAN HEALTH
                     PARTNERS, INC.) SERIES A, 5.50%
                     2/15/16

INDIANA              INDIANA MUNI. PWR. AGCY. PWR.         2,000,000         2,075,000
                     SUPPPLY SYS. REV. RFDG. SERIES B,
                     5.50% 1/1/16 (MBIAINSURED)

INDIANA              INDIANAPOLIS ARPT. AUTH. REV.         1,000,000         1,021,250
                     RFDG. SERIES A, 5.60% 7/1/15 (FGIC
                     INSURED)

INDIANA              INDIANAPOLIS ECON. DEV. REV. RFDG.    3,000,000         3,352,500
                     & IMPT. (NAT'L. BENEVOLENT ASSOC.)
                     7.625% 10/1/22

INDIANA              INDIANAPOLIS RESOURCE RECOVERY        1,000,000         1,145,000
                     REV. RFDG. (OGDEN MARTIN SYS. INC.
                     PROJ.) 6.75% 12/1/06(AMBAC
                     INSURED)

INDIANA              JASPER COUNTY POLL. CONT. REV.        2,000,000         2,175,000
                     RFDG. (NORTHERN INDIANA PUB. SVC.)
                     7.10% 7/1/17 (MBIAINSURED)

KANSAS               BUTLER COUNTY SOLID WSTE DISPOSAL     3,400,000         3,400,000
                     FACS SERIES 1994, 3.45% 8/1/24

KANSAS               JOHNSON COUNTY UNIFIED SCHOOL DIST    1,225,000         1,482,250
                     #512 (SHAWNEE MISSION) 8% 10/1/04

KANSAS               JOHNSON COUNTY UNIFIED SCHOOL         1,015,000         1,204,044
                     DIST. #512 (SHAWNEE MISSION) 8%
                     10/1/03

KANSAS               JOHNSON COUNTY UNIFIED SCHOOL         1,250,000         1,535,938
                     DIST. #512 (SHAWNEE MISSION) 8%
                     10/1/05

KANSAS               KANSAS CITY UTIL. SYS. REV. (CAP.     2,865,000         1,511,288
                     APPRECIATION) 0% 9/1/10 (AMBAC
                     INSURED)

KANSAS               KANSAS CITY UTIL. SYS. REV. (CAP.     3,825,000         2,022,469
                     APPRECIATION) 0% 9/1/10 (AMBAC
                     INSURED) (ESCROWED TO MATURITY)

KANSAS               KANSAS DEPT. TRANS. HWY. REV.         4,750,000         5,551,563
                     7.25% 3/1/05

KANSAS               KANSAS TPK. AUTH. TPK. REV. RFDG.     2,000,000         2,055,000
                     (TOLL ROADS, BRIDGES & MASS
                     TRANSIT PROJ.) 5.25% 9/1/01 (AMBAC
                     INSURED)

KANSAS               KANSAS TPK. AUTH. TPK. REV. RFDG.     1,750,000         1,804,687
                     (TOLL ROADS, BRIDGES & MASS
                     TRANSIT PROJ.) 5.25% 9/102 (AMBAC
                     INSURED)

KANSAS               RENO COUNTY MTG. REV. RFDG.           1,050,000         1,136,626
                     (SINGLE FAMILY) SERIES B, 8.70%
                     9/1/11

KANSAS               WICHITA HOSP. REV. SERIES III-A,      6,000,000         6,420,000
                     6.465% 10/20/17 (MBIA INSURED)

KENTUCKY             JEFFERSON COUNTY CAP. PROJS. CORP.    5,250,000         2,546,250
                     REV. (MUNI. MULTIPLE RFDG. LEASE)
                     SERIES A, 0%8/15/11

KENTUCKY             JEFFERSON COUNTY HOSP. REV.           4,000,000         4,355,000
                     (ALLIANT HEALTH SYS. PROJ.) 6.367%
                     10/9/08 (FGIC INSURED)

KENTUCKY             KENTON COUNTY ARPT. BOARD ARPT.       5,100,000         5,654,625
                     REV. RFDG. (SPL. FACS. DELTA
                     AIRLINES, INC. PROJ.) SERIES A,
                     7.50% 2/1/20 (AMT)

KENTUCKY             KENTON COUNTY ARPT. BOARD ARPT.       1,480,000         1,559,550
                     REV. RFDG. (CINCINNATI/NORTHERN
                     KENTUCKY INT'L. ARPT.)SERIES A,
                     5.65% 3/1/04 (MBIA INSURED) (AMT)

KENTUCKY             KENTUCKY TPK. AUTH. ECON. DEV.        1,630,000         1,733,912
                     ROAD REV. RFDG. (REVITALIZATION
                     PROJ.) 5.50% 7/1/09(AMBAC INSURED)

KENTUCKY             KENTUCKY TPK. AUTH. ECON. DEV.        7,760,000         6,489,300
                     ROAD REV. RFDG. (REVITALIZATION)
                     (CAP. APPRECIATION) 0% 1/1/02
                     (FGIC INSURED)

KENTUCKY             OWENSBORO ELEC. LT. & PWR. REV.       600,000           369,000
                     RFDG. SERIES B, 0% 1/1/08, (AMBAC
                     INSURED)

KENTUCKY             OWENSBORO ELEC. LT. & PWR. REV.       10,000,000        6,500,000
                     SERIES B, 0% 1/1/07 (AMBAC
                     INSURED)

KENTUCKY             OWENSBORO ELEC. LT. & PWR. REV.       2,000,000         1,160,000
                     SERIES B, 0% 1/1/09 (AMBAC
                     INSURED)

KENTUCKY             OWENSBORO ELEC. LT. & PWR. REV.       8,440,000         4,599,800
                     SERIES B, 0% 1/1/10 (AMBAC
                     INSURED)

LOUISIANA            LOUISIANA GEN. OBLIG. RFDG. SERIES    1,000,000         1,070,000
                     A 6.0% 8/1/02 (FGIC INSURED)

LOUISIANA            LOUISIANA GEN. OBLIG. SERIES A,       8,000,000         8,920,000
                     6.75% 5/15/03 (MBIA INSURED)

LOUISIANA            LOUISIANA GEN. OBLIG. SERIES A,       5,865,000         6,612,788
                     6.75% 5/15/04, (MBIA INSURED)

LOUISIANA            LOUISIANNA OFFSHORE TERM AUTH.        1,095,000         1,196,288
                     SERIES B, 7.60% 9/1/10

LOUISIANA            LOUSIANNA OFFSHORE TERM AUTH.         1,205,000         1,328,513
                     SERIES E, 7.60% 9/1/10
                     (PRE-REFUNDED 9/1/00 @ 102)

LOUISIANA            MONROE-WEST MONROE PUB. TRUST         9,000,000         3,566,250
                     FING. AUTH. MTG. REV. RFDG. (CAP.
                     APPRECIATION) SERIES C, 0% 8/20/14

LOUISIANA            NEW ORLEANS GEN. OBLIG. RFDG.         3,000,000         1,672,500
                     (CAP. APPRECIATION) 0% 9/1/09
                     (AMBAC INSURED)

LOUISIANA            NEW ORLEANS PUB. IMPT. UNLTD. TAX     1,000,000         1,112,500
                     7% 9/1/19 (FGIC INSURED)
                     (PRE-REFUNDED TO 9/1/02 @100)

LOUISIANA            ST. JOHN BAPTIST PARISH SALES TAX     2,700,000         2,926,125
                     DIST. RFDG. SERIES 1989-ST, 7.80%
                     12/1/14

MARYLAND             BALTIMORE CONSOLIDATED PUB. IMPT.     1,545,000         1,809,581
                     RFDG. SERIES A, 7.25% 10/15/04
                     (FGIC INSURED)

MARYLAND             BALTIMORE CONSOLIDATED PUB. IMPT.     3,100,000         3,665,750
                     SERIES A, 7.25% 10/15/05 (FGIC
                     INSURED)

MARYLAND             HOWARD COUNTY MTG. REV.               250,000           269,688
                     (HEARTLANDS ELDERLY APTS. PROJ.)
                     8.875% 12/1/10 (MBIA INSURED) (FHA
                     GUARANTEED)

MARYLAND             MARYLAND COMMMTY. DEV. ADMIN.         2,500,000         2,543,750
                     DEPT. OF HSG. & COMMTY. DEV.
                     (SINGLE FAMILY HOUSING) SERIES B,
                     5.05% 9/1/19

MARYLAND             MARYLAND HEALTH & HIGHER EDL.         3,000,000         2,951,250
                     FACS. AUTH. REV. REFDG. (JOHN
                     HOPKINS UNIV.) 5.25% 7/1/17

MARYLAND             MARYLAND HEALTH & HIGHER EDL.         2,500,000         2,437,500
                     FACS. AUTH. REV. RFDG. (JOHNS
                     HOPKINS UNIV.) 5.125% 7/1/20

MARYLAND             MARYLAND HEALTH & HIGHER EDL.         3,000,000         2,970,000
                     FACS. AUTH. REV. RFDG. (JOHNS
                     HOPKINS UNIV.) 5.25% 7/1/19

MARYLAND             MONTGOMERY COUNTY GEN. OBLIG.         2,775,000         2,972,718
                     RFDG. (CONSOLIDATED PUB. IMPT.)
                     SERIES A, 5.60% 7/1/04

MARYLAND             PRINCE GEORGE'S COUNTY SOLID WASTE    1,500,000         1,515,000
                     MGMT. SYS. REV. RFDG. 5.25%
                     6/15/13 (FSA INSURED)

MASSACHUSETTS        BOSTON GEN. OBLIG. SERIES A,          1,000,000         1,001,250
                     4.875% 9/1/09 (FSA INSURED)

MASSACHUSETTS        BOSTON GEN. OBLIG. SERIES A,          1,925,000         1,912,969
                     4.875% 9/1/11 (FSA INSURED)

MASSACHUSETTS        BOSTON METROPOLITAN DIST. GEN.        1,260,000         1,496,250
                     OBLIG. RFDG. 8% 12/1/03 (MBIA
                     INSURED)

MASSACHUSETTS        BOSTON REV. (BOSTON CITY HOSP.)       9,750,000         10,785,937
                     SERIES A, 7.625% 2/15/21 (FHA
                     GUARANTEED) (PRE-REFUNDED TO
                     8/15/00 @ 102)

MASSACHUSETTS        BOSTON REV. RFDG. (BOSTON CITY        1,500,000         1,640,625
                     HOSP.) 7.15% 8/15/01 (FHA
                     GUARANTEED) (PRE-REFUNDED
                     TO8/15/00 @ 102)

MASSACHUSETTS        HAVERHILL GEN. OBLIG. RFDG. SERIES    5,000,000         5,450,000
                     A, 6.70% 9/1/10 (AMBAC INSURED)

MASSACHUSETTS        HOLYOKE GEN. OBLIG. LTD. TAX 8.15%    2,205,000         2,604,656
                     6/15/06 (MBIA INSURED)
                     (PRE-REFUNDED TO 6/15/02 &103)

MASSACHUSETTS        MASSACHUSETTS BAY TRANS. AUTH.        5,000,000         5,231,250
                     RFDG. (GEN. TRANS. SYS.) SERIES A,
                     5.50% 3/1/12

MASSACHUSETTS        MASSACHUSETTS BAY TRANS. AUTH.        3,800,000         4,260,750
                     RFDG. (GEN. TRANS. SYS.) SERIES B,
                     6.20% 3/1/16

MASSACHUSETTS        MASSACHUSETTS ED. LOAN AUTH. ED.      4,115,000         4,403,050
                     LOAN REV. RFDG. ISSUE E SERIES B,
                     6.05% 7/1/08 (AMBACINSURED) (AMT)

MASSACHUSETTS        MASSACHUSETTS ED. LOAN AUTH. ED.      1,650,000         1,753,125
                     LOAN REV. RFDG. ISSUE E SERIES B,
                     6.15% 7/1/10 (AMBAC INSURED) (AMT)

MASSACHUSETTS        MASSACHUSETTS ED. LOAN AUTH. ED.      1,000,000         1,062,500
                     LOAN REV. RFDG. ISSUE E SERIES B,
                     6.25% 7/1/11 (AMBAC INSURED) (AMT)

MASSACHUSETTS        MASSACHUSETTS ED. LOAN AUTH. ED.      1,000,000         1,058,750
                     LOAN REV. RFDG. ISSUE E SERIES B,
                     6.30% 7/1/12 (AMBAC INSURED) (AMT)

MASSACHUSETTS        MASSACHUSETTS EDL. LOAN AUTH.         3,680,000         3,951,400
                     (EDL. LOAN REV) ISSUE E, SERIES B
                     5.85% 7/1/06 (AMBAC INSURED)

MASSACHUSETTS        MASSACHUSETTS EDL. LOAN AUTH.         3,090,000         3,298,575
                     (EDL. LOAN REV.) ISSUE E, SERIES
                     B, 5.75% 7/1/05 (AMBACINSURED)

MASSACHUSETTS        MASSACHUSETTS EDUCATIONAL LAOAN       3,980,000         4,273,525
                     AUTH. (EDL.LOAN REV.) ISSUE E
                     SERIES B, 5.95% 7/1/07 (AMBAC
                     INSURED)

MASSACHUSETTS        MASSACHUSETTS GEN. OBLIG.             4,000,000         3,965,000
                     CONSOLIDATED LOAN SERIES A, 5%
                     1/1/12

MASSACHUSETTS        MASSACHUSETTS GEN. OBLIG.             1,400,000         1,480,500
                     CONSOLIDATED LOANSERIES A, 6%
                     6/1/11 (PRE-REFUNDED TO
                     6/1/01@100)

MASSACHUSETTS        MASSACHUSETTS GEN. OBLIG.             12,000,000        12,225,000
                     CONSOLIDATED LOANSERIES C, 5.375%
                     9/1/14 (MBIA INSURED)

MASSACHUSETTS        MASSACHUSETTS GEN. OBLIG. RFDG.       20,095,000        20,697,850
                     SERIES A, 5.50% 2/1/11 (MBIA
                     INSURED)

MASSACHUSETTS        MASSACHUSETTS GEN. OBLIG. RFDG.       9,800,000         10,706,500
                     SERIES A, 6.25% 7/1/03

MASSACHUSETTS        MASSACHUSETTS GEN. OBLIG. RFDG.       9,505,000         10,455,500
                     SERIES A, 6.25% 7/1/04

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     13,000,000        15,535,000
                     AUTH. REV. (1ST. MTG.) (FAIRVIEW
                     EXTENDED CARE)SERIES A, 10.25%
                     1/1/21 (PRE-REFUNDED TO 1/1/01 @
                     103)

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     6,720,000         7,366,800
                     AUTH. REV. (BENTLEY COLLEGE)
                     SERIES H, 6.90% 7/1/21(MBIA
                     INSURED)

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     3,000,000         2,996,250
                     AUTH. REV. (NEW ENGLAND MED. CTR.
                     HOSP.) SERIES G,5.375% 7/1/24
                     (MBIA INSURED)

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     1,000,000         1,049,560
                     AUTH. REV. (NORTHEASTERN UNIV.)
                     SERIES B, 7.60%10/1/10 (AMBAC
                     INSURED)

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     3,000,000         2,966,250
                     AUTH. REV. RFDG. (BAYSTATE MED.
                     CTR.) SERIES D, 5%7/1/12 (FGIC
                     INSURED)

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     5,100,000         5,100,000
                     AUTH. REV. RFDG. (FAIRVIEW
                     EXTENDED CARE) SERIES B,4.55%
                     7/14/02 (MBIA INSURED) LOC
                     BANKBOSTON N.A.

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     1,100,000         1,236,125
                     AUTH. REV. RFDG. (HARVARD UNIV.)
                     SERIES P, 6.50%11/1/03

MASSACHUSETTS        MASSACHUSETTS HEALTH & EDL. FACS.     2,000,000         2,245,000
                     AUTH. REV. RFDG. (MASSACHUSETTS
                     GEN. HOSP.) SERIES F , 6.25%
                     7/1/12 (AMBAC INSURED)

MASSACHUSETTS        MASSACHUSETTS HSG. FIN. AGCY. HSG.    2,500,000         2,693,750
                     REV. RFDG. (RENTAL) SERIES A,
                     6.60% 7/1/14(AMBAC INSURED) (AMT)

MASSACHUSETTS        MASSACHUSETTS HSG. FIN. AGCY. HSG.    2,000,000         2,150,000
                     REV. RFDG. (RENTAL) SERIES A,
                     6.65% 7/1/19 (AMBACINSURED) (AMT)

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. IND.    3,985,000         4,506,278
                     REV. (UNION MISSION PROJ.) 9.55%
                     9/1/26(FHA GUARANTEED)

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    5,000,000         3,662,500
                     (CAP. APPRECIATION) (MASSACHUSETTS
                     BIOMEDICAL RESEARCH) SERIES A-2,
                     0% 8/1/04

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    30,800,000        20,212,500
                     (CAP. APPRECIATION) (MASSACHUSETTS
                     BIOMEDICAL RESEARCH) SERIES A-2,
                     0% 8/1/06

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    21,800,000        11,935,500
                     (CAP. APPRECIATION) (MASSACHUSETTS
                     BIOMEDICAL RESEARCH) SERIES A-2,
                     0% 8/1/09

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    11,000,000        5,651,250
                     (CAP. APPRECIATION) (MASSACHUSETTS
                     BIOMEDICAL RESEARCH) SERIES A-2,
                     0% 8/1/10

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    29,600,000        22,792,000
                     (CAP. APPRECIATION) (MASSACHUSETTS
                     BIOMEDICALRESEARCH) SERIES A-2, 0%
                     8/1/03

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    515,000           536,244
                     (MASSACHUSETTS BIOMEDICAL
                     RESEARCH) SERIES A-1,7.10% 8/1/99

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    9,800,000         10,473,750
                     RFDG. (ATLANTICARE MED. CTR.)
                     SERIES A, 10.125%11/1/14

MASSACHUSETTS        MASSACHUSETTS IND. FIN. AGCY. REV.    10,000,000        11,062,500
                     RFDG. (EMERSON COLLEGE) SERIES A,
                     8.90% 1/1/18

MASSACHUSETTS        MASSACHUSETTS MUNI. WHOLESALE         4,610,000         4,627,288
                     ELEC. CO. PWR. SUPPLY SYS. REV.
                     RFDG. 5% 7/1/10 (AMBACINSURED)

MASSACHUSETTS        MASSACHUSETTS MUNI. WHOLESALE         1,300,000         1,371,500
                     ELEC. CO. PWR. SUPPLY SYS. REV.
                     SERIES D, 6% 7/1/06

MASSACHUSETTS        MASSACHUSETTS TPK. AUTH.              9,000,000         8,595,000
                     METROPOLITAN HWY. SYS. REV. SERIES
                     A, 5% 1/1/27 (MBIA INSURED)

MASSACHUSETTS        MASSACHUSETTS TPK. AUTH.              4,000,000         3,925,000
                     METROPOLITAN HWY. SYS. REV. SERIES
                     A, 5.125% 1/1/23 (MBIA INSURED)

MASSACHUSETTS        MASSACHUSETTS TPK. AUTH.              15,715,000        15,715,000
                     METROPOLITAN HWY. SYS. REV. SERIES
                     B, 5.25% 1/1/17 (MBIA INSURED)

MASSACHUSETTS        MASSACHUSETTS TPK. AUTH. WESTERN      12,150,000        12,371,981
                     TPK. REV. SERIES A, 5.55% 01/1/17
                     (MBIA INSURED)

MASSACHUSETTS        NEW ENGLAND ED. LOAN MARKETING        18,500,000        19,309,375
                     CORP. REV. RFDG. (STUDENT LOAN)
                     SERIES A, 5.70% 7/1/05(AMT)

MASSACHUSETTS        NEW ENGLAND ED. LOAN MARKETING        2,500,000         2,562,500
                     CORP. REV. RFDG. (STUDENT LOAN)
                     SERIES B, 5.40% 6/1/00

MASSACHUSETTS        NEW ENGLAND ED. LOAN MARKETING        2,500,000         2,540,625
                     CORP. REV. RFDG. (STUDENT LOAN)
                     SERIES G, 5% 8/1/00

MASSACHUSETTS        NEW ENGLAND ED. LOAN MARKETING        2,000,000         2,052,500
                     CORP. REV. RFDG. (STUDENT LOAN)
                     SERIES G, 5.20% 8/1/02

MASSACHUSETTS        PALMER GEN. OBLIG. RFDG. 5.50%        3,000,000         3,082,500
                     10/1/10 (MBIA INSURED)

MICHIGAN             DETROIT CONVENTION FACS. REV.         4,000,000         4,015,000
                     RFDG. (COBO HALL EXPANSION PROJ.)
                     5.25% 9/30/12

MICHIGAN             DETROIT HOSP. FIN. AUTH. HOSP.        42,640,000        7,675,200
                     FACS. REV. RFDG. (MICHIGAN HEALTH
                     CARE CORP. PROJ.) 0%12/1/20

MICHIGAN             FLINT HOSP. BLDG. AUTH. REV.          4,750,000         5,159,688
                     (HURLEY MED. CTR.) 7.80% 7/1/14

MICHIGAN             FLINT MICHIGAN HOSP. BLDG. AUTH.      500,000           521,250
                     REV. RFDG. (HURLEY MED. CTR.)
                     SERIES A, 6% 7/1/06

MICHIGAN             HIGHLAND PARK HOSP. FIN. AUTH.        9,330,000         23,325
                     HOSP. FACS. REV. (LAKESIDE COMMTY.
                     HOSP. PROJ.) 0% 3/1/20

MICHIGAN             HIGHLAND PARK HOSP. FIN. AUTH.        7,350,000         1,323,000
                     HOSP. FACS. REV. 9.875% 12/1/19

MICHIGAN             JACKSON COUNTY HOSP. FIN. AUTH.       2,000,000         1,867,500
                     HOSP. REV. RFDG. (W.A. FOOTE MEM.
                     HOSP.) SERIES A,4.75% 6/1/15 (FGIC
                     INSURED)

MICHIGAN             MICHIGAN BLDG. AUTH. REV. SERIES      1,100,000         1,159,125
                     II, 6.25% 10/1/20 (MBIA INSURED)

MICHIGAN             MICHIGAN HOSP. FIN. AUTH. REV.        1,000,000         1,115,000
                     RFDG. (BAY MED. CTR.) SERIES A,
                     8.25% 7/1/12

MICHIGAN             MICHIGAN HOSP. FIN. AUTH. REV.        3,000,000         3,082,500
                     RFDG. (SISTERS OF MERCY HEALTH
                     CORP.) 5.375% 8/15/14(MBIA
                     INSURED)

MICHIGAN             MICHIGAN HSG. DEV. AUTH. SINGLE       470,000           492,325
                     FAMILY MTG. REV. SERIES A, 7.50%
                     6/1/15

MICHIGAN             MICHIGAN HSG. DEV. AUTH. SINGLE       1,475,000         1,535,844
                     FAMILY MTG. REV. SERIES A, 7.70%
                     12/1/16

MICHIGAN             MICHIGAN STRATEGIC FUND LTD.          11,400,000        12,882,000
                     OBLIG. REV. (MERCY SVCS. FOR AGING
                     PROJ.) 9.40% 5/15/20(PRE-REFUNDED
                     TO 5/15/00 @ 102)

MICHIGAN             MICHIGAN UNIV. REV. RFDG. (UNIV.      7,750,000         8,021,250
                     HOSP. PROJ.) SERIES A, 5.75%
                     12/1/12

MICHIGAN             ROYAL OAK HOSP. FIN. AUTH. HOSP.      3,695,000         3,791,994
                     REV. RFDG. (WILLIAM BEAUMONT
                     HOSP.) 5.50% 1/1/14

MICHIGAN             ROYAL OAK HOSP. FIN. AUTH. REV.       400,000           444,500
                     RFDG. (WILLIAM BEAUMONT HOSP.)
                     6.25% 1/1/09

MICHIGAN             TAWAS CITY HOSP. FIN. AUTH. HOSP.     385,000           395,695
                     REV. (ST. JOSEPH HOSP. PROJ.)
                     SERIES A, 8.50%3/15/12

MICHIGAN             WESTERN TOWNSHIPS UTIL. AUTH. SWR.    2,000,000         2,112,820
                     DISP. SYS. LTD. TAX 8.20% 1/1/18

MICHIGAN             WESTERN TOWNSHIPS UTIL. AUTH. SWR.    2,810,000         2,026,713
                     DISP. SYS. RFDG. (CAP.
                     APPRECIATION) 0% 1/1/05
                     (FSAINSURED)

MINNESOTA            CENTENNIAL INDEPENDANT SCHOOL         2,610,000         2,554,538
                     DIST. #12 RFDG. SERIES B, 4.875%
                     2/1/12 (FGIC INSURED)

MINNESOTA            MAPLEWOOD HEALTH CARE FACS. REV.      1,000,000         1,036,250
                     (HEALTHEAST PROJ.) 5.80% 11/15/03

MINNESOTA            MINNEAPOLIS & ST. PAUL HSG. &         12,500,000        11,734,375
                     REDEV. AUTH. HEALTH CARE SYS. REV.
                     RFDG. (HEALTHSPANHEALTH SYS.
                     CORP.) SERIES A, 4.75% 11/15/18
                     (AMBAC INSURED)

MINNESOTA            MINNEAPOLIS GEN. OBLIG. (CAP.         1,175,000         904,750
                     APPRECIATION) SERIES B, 0% 12/1/03

MINNESOTA            MINNESOTA HSG. FIN. AGCY. (SINGLE     5,750,000         5,857,813
                     FAMILY MTG.) SERIES B, 5.80%
                     7/1/25 (AMT)

MINNESOTA            MINNESOTA UNIV. RFDG. 4.80%           15,000,000        15,300,000
                     8/15/03

MINNESOTA            NORTHERN MUNI. PWR. AGCY. ELEC.       1,700,000         1,790,202
                     SYS. REV. RFDG. SERIES A, 7.25%
                     1/1/16

MINNESOTA            ROCHESTER HEALTH CARE FACS. REV.      2,000,000         2,200,000
                     RFDG. (MAYO FOUNDATION/MAYO MED.
                     CTR.) SERIES I,5.90% 11/15/09

MINNESOTA            ROCHESTER HEALTH CARE FACS. REV.      2,250,000         2,466,563
                     RFDG. (MAYO FOUNDATION/MYAO MED.
                     CTR.) SERIES I,5.90% 11/15/10

MINNESOTA            ST. CLOUD HOSP. FACS. AUTH. REV.      2,000,000         2,022,500
                     RFDG. (ST. CLOUD HOSP. PROJ.)
                     SERIES C, 5.25% 10/1/13(AMBAC
                     INSURED)

MINNESOTA            ST. PAUL HGS. & REDEVELOPMENT         1,000,000         1,022,500
                     AUTH. HOSP. REV. SERIES B, 9.75%
                     11/1/17

MINNESOTA            WESTERN MINNESOTA MUNI. PWR. AGCY.    1,890,000         2,060,100
                     PWR. SUPPLY REV. SERIES B, 6%
                     1/1/04 (AMBAC INSURED)

MINNESOTA            WESTERN MINNESOTA MUNI. PWR. AGCY.    500,000           560,625
                     REV. RFDG. SERIES A, 6.25% 1/1/06
                     (AMBAC INSURED)

MINNESOTA            WESTERN MINNESOTA MUNI. PWR. AGCY.    500,000           500,000
                     WTR. SUPPLY REV. RFDG. SERIES A,
                     5.50% 1/1/10 (AMBAC INSURED)

MINNESOTA            WESTERN MINNESOTA MUNI. PWR. AGCY.    3,525,000         3,674,813
                     WTR. SUPPLY REV. RFDG. SERIES A,
                     5.50% 1/1/11 (AMBAC INSURED)

MINNESOTA            WESTERN MINNESOTA MUNI. PWR.          1,750,000         1,826,563
                     AGNCY. PWR. SUPPLY REV. RFDG.
                     SERIES A, 5.50% 1/1/12 (AMBAC
                     INSURED)

MISSISSIPPI          HINDS COUNTY CTFS. OF PRTN. (HINDS    1,095,000         1,164,806
                     COUNTY WELFARE DEPT. PROJ.) 7.75%
                     3/1/09(PRE-REFUNDED TO 3/1/99 @
                     102)

MISSISSIPPI          HINDS COUNTY REV. RFDG.               4,000,000         4,220,000
                     (MISSISSIPI METHODIST HOSP. &
                     REHABILITATION) 5.60% 5/1/12(AMBAC
                     INSURED)

MISSISSIPPI          MISSISSIPPI HOME CORP. SINGLE         275,000           296,313
                     FAMILY REV. RFDG. SERIES 1990-A,
                     9.25% 3/1/12 (FGICINSURED)

MISSOURI             BOONE COUNTY IND. DEV. AUTH. IND.     2,175,000         2,593,688
                     REV. (1ST. MTG.) (FAIRVIEW
                     EXTENDED CARE) SERIES A, 10.125%
                     1/1/11 (PRE-REFUNDED TO 1/1/01 @
                     103)

MONTANA              MONTANA BOARD OF INVESTMENT           2,005,000         2,187,956
                     PAYROLL TAX (WORKERS COMPENSATION)
                     6.875% 6/1/20 (MBIA INSURED)
                     (ESCROWED TO MATURITY)

MONTANA              MONTANA BOARD OF INVESTMENT           1,255,000         1,369,519
                     PAYROLL TAX (WORKERS COMPENSATION)
                     6.875% 6/1/20 (MBIA INSURED)
                     (ESCROWED TO MATURITY)

MONTANA              MONTANA BOARD OF INVESTMENT           3,870,000         4,223,138
                     PAYROLL TAX (WORKERS COMPENSATION)
                     6.875% 6/1/20 (MBIA INSURED)
                     (ESCROWED TO MATURITY)

MONTANA              MONTANA BOARD OF INVESTMENT           6,200,000         7,068,000
                     PAYROLL TAX (WORKERS COMPENSATION)
                     SERIES 1991, 6.875% 6/1/11(MBIA
                     INSURED) (ESCROWED TO MATURITY)

MONTANA              MONTANA COAL SEVERANCE TAX RFDG.      2,000,000         2,102,500
                     (BROADWATER PWR. PROJ.) SERIES A,
                     6.875% 12/1/11*

NEBRASKA             DOUGLAS COUNTY HOSP. AUTH. #1 REV.    3,250,000         3,599,375
                     RFDG. (IMMANUEL MED. CTR., INC.)
                     6.90% 9/1/11(AMBAC INSURED)

NEBRASKA             NEBRASKA PUB. PWR. DIST. REV.         1,500,000         1,606,875
                     (ELEC. SYS.) SERIES A, 6% 1/1/06

NEBRASKA             NEBRASKA PUB. PWR. DIST. REV.         6,065,000         6,087,744
                     RFDG. (PWR. SUPPLY SYS.) SERIES B,
                     5.25% 1/1/13 (MBIAINSURED)

NEBRASKA             NEBRASKA PUB. PWR. DIST. REV.         5,880,000         5,902,050
                     RFDG. (PWR. SUPPLY SYS.) SERIES C,
                     5% 1/1/10 (MBIA INSURED)

NEBRASKA             NEBRASKA PUB. PWR. DIST. REV.         10,000,000        9,525,000
                     RFDG. (PWR. SUPPLY SYS.) SERIES C,
                     5% 1/1/17

NEBRASKA             SCOTTS BLUFF COUNTY HOSP. AUTH. #1    3,000,000         3,258,750
                     HOSP. REV. RFDG. (REG'L. WEST MED.
                     CTR. PROJ.)6.45% 12/15/04

NEVADA               LAS VEGAS DOWNTOWN REDEV. AGCY.       500,000           516,875
                     TAX INCREMENT REV. (SUB. LIEN
                     FREMONT STATE PROJ.)SERIES A,
                     6.10% 6/15/14

NEW HAMPSHIRE        NEW HAMPSHIRE HIGHER EDL. & HEALTH    3,470,000         4,285,450
                     FACS. AUTH. REV. (1ST. MTG.
                     RIVERWOODS AT EXETER)9% 3/1/23
                     (PRE-REFUNDED TO 3/1/03 @ 103)

NEW HAMPSHIRE        NEW HAMPSHIRE HIGHER EDL. & HEALTH    3,595,000         3,851,144
                     FACS. AUTH. REV. (LITTLETON HOSP.
                     ASSOC., INC.)SERIES A, 9.50%
                     5/1/20

NEW HAMPSHIRE        NEW HAMPSHIRE TPK. SYS. REV. RFDG.    2,500,000         2,934,375
                     SERIES A, 7% 11/1/06 (FGIC
                     INSURED)

NEW JERSEY           CAMDEN COUNTY MUNI. UTIL. AUTH.       1,060,000         1,171,300
                     SWR. REV. RFDG. 6% 7/15/06 (FGIC
                     INSURED)

NEW JERSEY           NEW JERSEY ECON. DEV. AUTH. ECON.     3,500,000         3,625,965
                     DEV. REV. RFDG. (STOLT TERM.
                     PROJ.) 10.50% 1/15/18

NEW JERSEY           NEW JERSEY HEALTH CARE FACS. FING.    1,635,000         1,908,863
                     AUTH. REV. (CHRIST HOSP. GROUP
                     ISSUE) 7% 7/1/06(CONNIE LEE
                     INSURED)

NEW JERSEY           NEW JERSEY TPK. AUTH. TPK. REV.       1,000,000         1,152,500
                     RFDG. SERIES C, 6.50% 1/1/09
                     (AMBAC INSURED)

NEW JERSEY           NEW JERSEY TRANS. TRUST FUND AUTH.    7,650,000         7,965,563
                     RFDG. (TRANS. SYS.) SERIES A,
                     5.50% 6/15/11(MBIA INSURED)

NEW JERSEY           NEW JERSEY TRANS. TRUST FUND AUTH.    1,035,000         1,122,975
                     RFDG. (TRANS. SYS.) SERIES A, 6%
                     6/15/03(AMBAC INSURED)

NEW JERSEY           NEW JERSEY TRANS. TRUST FUND AUTH.    16,700,000        18,244,750
                     RFDG. (TRANS. SYS.) SERIES A, 6%
                     6/15/04 (AMBACINSURED)

NEW JERSEY           NEW JERSEY TRANS. TRUST FUND AUTH.    1,000,000         1,130,000
                     RFDG. (TRANS. SYS.) SERIES A,
                     6.50% 6/15/05 (AMBACINSURED)

NEW JERSEY           NEW JERSEY TRANS. TRUST FUND AUTH.    10,000,000        5,925,000
                     RFDG. (TRANS. SYS.) SERIES B,
                     5.25% 6/15/12

NEW JERSEY           NEW JERSEY TRANS. TRUST FUND AUTH.    3,000,000         3,525,000
                     RFDG. (TRANS. SYS.) SERIES B,
                     6.50% 6/15/10 (MBIAINSURED)

NEW JERSEY           NEW JERSEY TRANSIT CORP. SERIES A,    1,345,000         1,400,481
                     5.40% 9/1/02 (FSA INSURED)

NEW JERSEY           NEW JERSEY WASTEWTR. TREATMENT        3,475,000         3,831,188
                     TRUST REF. SERIES C, 6.25% 5/15/04
                     (MBIA INSURED)

NEW JERSEY           PASSAIC COUNTY UTIL. AUTH. SOLID      3,580,000         3,119,075
                     WASTE DISP. REV. RFDG. (CAP.
                     APPRECIATION) 0% 3/1/01 (MBIA
                     INSURED)

NEW JERSEY           WARREN COUNTY POLL. CONT. FING.       1,000,000         1,085,000
                     AUTH. RESOURCE RECOVERY REV. 6.55%
                     12/1/06 (MBIAINSURED)

NEW MEXICO           ALBUQUERQUE ARPT. REV. RDFG. 6.75%    1,700,000         1,963,500
                     7/1/10 (AMBAC INSURED) (AMT)

NEW MEXICO           ALBUQUERQUE ARPT. REV. RFDG. 6.25%    1,100,000         1,190,750
                     7/1/03 (AMBAC INSURED) (AMT)

NEW MEXICO           ALBUQUERQUE ARPT. REV. RFDG. 6.50%    1,500,000         1,698,750
                     7/1/08 (AMBAC INSURED) (AMT)

NEW MEXICO           ALBUQUERQUE ARPT. REV. RFDG. 6.70%    2,500,000         2,793,750
                     7/1/18 (AMBAC INSURED) (AMT)

NEW MEXICO           ALBUQUERQUE ARPT. REV. RFDG. 6.75%    1,150,000         1,328,250
                     7/1/09 (AMBAC INSURED) (AMT)

NEW MEXICO           ALBUQUERQUE ARPT. REV. RFDG. 6.75%    1,935,000         2,242,181
                     7/1/12 (AMBAC INSURED) (AMT)

NEW MEXICO           ALBUQUERQUE ARPT. REV. SERIES A,      2,375,000         2,588,750
                     6.60% 7/1/16 (AMBAC INSURED)

NEW MEXICO           ALBUQUERQUE REFUSE REMOVAL & DISP.    2,500,000         2,606,250
                     REV. RFDG. 5.25% 7/1/09 (AMBAC
                     INSURED)

NEW MEXICO           NEW MEXICO EDL. ASSISTANCE            5,020,000         5,120,400
                     FOUNDATION STUDENT LOAN REV.
                     SERIES B, 5.25% 4/1/05
                     (AMBACINSURED)

NEW MEXICO           NEW MEXICO UNIV. REV. RFDG. SERIES    5,340,000         5,907,375
                     A, 6% 6/1/21

NEW MEXICO           RIO RANCHO WTR. & WASTEWTR. SYS.      1,600,000         1,668,000
                     REV. SERIES A, 5.90% 5/15/15 (FSA
                     INSURED)

NEW YORK             METROPOLITAN TRANS. AUTH. COMMUTER    5,000,000         5,137,500
                     FACS. REV. SERIES A, 5.625% 7/1/27
                     (MBIA INSURED)

NEW YORK             METROPOLITAN TRANS. AUTH. COMMUTER    2,890,000         3,074,238
                     FACS. REV. SERIES A, 6% 7/1/21
                     (FGIC INSURED)

NEW YORK             METROPOLITAN TRANS. AUTH. FACS.       2,000,000         2,150,000
                     REV. SERIESA, 6% 7/1/16 (FGIC
                     INSURED)

NEW YORK             METROPOLITAN TRANS. AUTH. SVC.        1,000,000         1,062,500
                     CONTRACT COMMUTER FACS. SERIES O,
                     5.75% 7/1/08

NEW YORK             METROPOLITAN TRANS. AUTH. SVC.        3,840,000         4,080,000
                     CONTRACT COMMUTER FACS. SERIES O,
                     5.75% 7/1/08

NEW YORK             METROPOLITAN TRANS. AUTH. SVC.        7,650,000         8,051,625
                     CONTRACT COMMUTER FACS. SERIES O,
                     5.75% 7/1/13

NEW YORK             METROPOLITAN TRANS. AUTH. SVC.        1,000,000         1,092,500
                     CONTRACT TRANSIT RFDG. SERIES 5,
                     6.90% 7/1/05

NEW YORK             METROPOLITAN TRANS. AUTH. SVC.        1,000,000         1,038,750
                     CONTRACT TRANSIT RFDG. SERIES 7,
                     5.40% 7/1/06

NEW YORK             METROPOLITAN TRANS. AUTH. TRANSIT     11,430,000        11,930,063
                     FACS. REV. SERIES A, 5.75% 7/1/21
                     (MBIA INSURED)

NEW YORK             METROPOLITAN TRANS. AUTH.             3,500,000         3,911,250
                     TRANSPORT FACS. REV. RFDG. SERIES
                     K, 6.30% 7/1/06 (MBIAINSURED)

NEW YORK             METROPOLITAN TRANS. AUTH.             5,000,000         5,612,500
                     TRANSPORT FACS. REV. RFDG. SERIES
                     K, 6.30% 7/1/07 (MBIAINSURED)

NEW YORK             METROPOLITAN TRANS. AUTH.             5,000,000         5,362,500
                     TRANSPORT FACS. REV. SERIES A,
                     6.10% 7/1/21 (FSA INSURED)

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       5,000,000         5,375,000
                     SERIES A, 6.375% 8/1/05

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       2,000,000         2,235,000
                     SERIES A, 7% 8/1/03

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       6,000,000         6,300,000
                     SERIES B, 5.70% 8/15/02

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       3,000,000         3,217,500
                     SERIES C, 6.50% 8/1/07

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       1,000,000         1,090,000
                     SERIES D, 6.60% 2/1/03

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       10,285,000        10,657,831
                     SERIES E, 5.40% 2/15/03

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       3,500,000         3,889,375
                     SERIES E, 6.50% 2/15/04 (FGIC
                     INSURED)

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       3,580,000         3,718,725
                     SERIES H, 5.40% 8/1/04

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       5,000,000         5,187,500
                     SERIES H, 5.50% 8/1/01

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       4,000,000         4,420,000
                     SERIES H, 6% 8/1/07 (FGIC INSURED)

NEW YORK             NEW YORK CITY GEN. OBLIG. RFDG.       4,940,000         5,384,600
                     SERIES H, 7.875% 8/1/00

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      4,900,000         4,911,564
                     A, 6% 8/1/18 (FSA INSURED)
                     (ESCROWED TO MATURITY)

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      2,000,000         2,222,500
                     B, 7.50% 2/1/02

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      19,000,000        21,232,500
                     B, 7.50% 2/1/03

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      1,500,000         1,670,625
                     B, 7.50% 2/1/04

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      4,120,000         4,459,900
                     C, 6.40% 8/1/03

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      500,000           550,625
                     D, 6.50% 2/15/05

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      995,000           1,054,700
                     F, 6.10% 2/15/02

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      1,495,000         1,597,781
                     F, 6.10% 2/15/02 (ESCROWED TO
                     MATURITY)

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      2,000,000         2,150,000
                     F, 8.10% 11/15/99

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      3,000,000         3,090,000
                     G, 5.40% 2/1/01

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      12,595,000        13,098,800
                     G, 5.60% 2/1/02

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      245,000           263,069
                     H, 6.90% 2/1/01

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      1,640,000         1,771,200
                     H, 6.90% 2/1/01 (ESCROWED TO
                     MATURITY)

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      3,000,000         3,206,250
                     J, 6% 2/15/04

NEW YORK             NEW YORK CITY GEN. OBLIG. SERIES      16,300,000        16,395,029
                     L, 4.75% 8/1/98

NEW YORK             NEW YORK CITY IND. DEV. AGCY. SPL.    500,000           531,875
                     FACS. REV. (TERM. ONE GROUP ASSOC.
                     PROJ.) 6% 1/1/08(AMT)

NEW YORK             NEW YORK CITY IND. DEV. AUTH.         2,050,000         2,180,687
                     (JAPAN AIRLINES CO. LTD. PROJ.)
                     SERIES 91 , 6% 11/1/15 (FSA
                     INSURED) LOC MORGAN GUARANTY TRUST
                     CO. (AMT)

NEW YORK             NEW YORK CITY MUNI. ASSISTANCE        23,750,000        25,798,438
                     CORP. RFDG. SERIES E, 6% 7/1/04

NEW YORK             NEW YORK CITY MUNI. ASSISTANCE        8,500,000         9,265,000
                     CORP. RFDG. SERIES H, 6% 7/1/05

NEW YORK             NEW YORK CITY MUNI. ASSISTANCE        5,340,000         5,800,575
                     CORP. RFDG. SERIES J, 6% 7/1/04

NEW YORK             NEW YORK CITY MUNI. WTR. FIN.         1,325,000         1,376,344
                     AUTH. WTR. & SWR. SYS. REV. SERIES
                     B, 5.875% 6/15/26

NEW YORK             NEW YORK CITY RFDG. SERIES B,         5,000             5,225
                     5.50% 8/15/01(ESCROWED TO
                     MATURITY)

NEW YORK             NEW YORK CITY TRUST CULTURAL          6,500,000         6,686,875
                     RESOURCES REV. (AMERICAN MUSEUM OF
                     NAT'L. HISTORY)SERIES A, 5.65%
                     4/1/27 (MBIA INSURED)

NEW YORK             NEW YORK GEN. OBLIG. SERIES A,        250,000           279,063
                     7.75% 8/17/07

NEW YORK             NEW YORK GEN. OBLIG. SERIES B,        395,000           409,813
                     5.5% 8/15/01

NEW YORK             NEW YORK STATE DORM. AUTH. LEASE      2,500,000         2,696,875
                     REV. RFDG.(STATE UNIV. DORM.
                     FACS.) SERIES A, 6%7/1/03 (AMBAC
                     INSURED)

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       2,465,000         2,622,144
                     (STATE UNIV. EDL. FACS.) 5.75%
                     5/15/09

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       7,000,000         8,172,990
                     (SUFFOLK COUNTY JUDICIAL FACS.)
                     SERIES A, 9.50% 4/15/14

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       2,500,000         2,568,750
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 5.25% 5/15/15 (AMBAC
                     INSURED)

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       750,000           789,375
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 5.50% 5/15/05

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       3,500,000         3,696,875
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 5.50% 5/15/08

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       1,500,000         1,567,500
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 5.50% 5/15/10

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       24,350,000        25,050,062
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 5.50% 5/15/13

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       7,000,000         7,560,000
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 5.875% 5/15/11

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       3,000,000         3,322,500
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A, 6.50% 5/15/04

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       6,865,000         7,388,456
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES A,5.875% 5/15/17

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       1,000,000         1,036,250
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES B, 5.25% 5/15/05

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       8,000,000         8,110,000
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES B, 5.25% 5/15/11

NEW YORK             NEW YORK STATE DORM. AUTH. REV.       3,000,000         3,168,750
                     RFDG. (STATE UNIV. EDL. FACS.)
                     SERIES B, 5.50% 5/15/08

NEW YORK             NEW YORK STATE ENVIR. FACS. CORP.     2,000,000         2,155,000
                     POLL. CONT. REV. RFDG. (STATE WTR.
                     REVOLVING FUND)(NEW YORK CITY
                     MUNI. WTR.) SERIES A, 5.75%
                     6/15/12

NEW YORK             NEW YORK STATE LOCAL GOV'T.           2,000,000         1,202,500
                     ASSISTANCE CORP. (CAP.
                     APPRECIATION) SERIES A, 0% 4/1/08

NEW YORK             NEW YORK STATE LOCAL GOV'T.           5,000,000         3,006,250
                     ASSISTANCE CORP. (CAP.
                     APPRECIATION) SERIES B, 0% 4/1/08

NEW YORK             NEW YORK STATE LOCAL GOV'T.           10,000,000        4,462,500
                     ASSISTANCE CORP. RFDG. (CAP.
                     APPRECIATION) SERIES C,0% 4/1/13

NEW YORK             NEW YORK STATE LOCAL GOV'T.           11,000,000        11,013,750
                     ASSISTANCE CORP. RFDG. SERIES A,
                     5.375% 4/1/16

NEW YORK             NEW YORK STATE LOCAL GOV'T.           2,200,000         2,326,500
                     ASSISTANCE CORP. RFDG. SERIES A,
                     5.50% 4/1/04 (AMBACINSURED)

NEW YORK             NEW YORK STATE LOCAL GOV'T.           5,000,000         4,756,250
                     ASSISTANCE CORP. RFDG. SERIES C,
                     5% 4/1/21

NEW YORK             NEW YORK STATE LOCAL GOV'T.           36,850,000        37,679,125
                     ASSISTANCE CORP. RFDG. SERIES C,
                     5.50% 4/1/17

NEW YORK             NEW YORK STATE LOCAL GOV'T.           15,575,000        15,555,531
                     ASSISTANCE CORP. RFDG. SERIES E,
                     5.25% 4/1/16

NEW YORK             NEW YORK STATE LOCAL GOV'T.           10,335,000        11,265,150
                     ASSISTANCE CORP. RFDG. SERIES E,
                     6% 4/1/14

NEW YORK             NEW YORK STATE LOCAL GOV'T.           18,140,000        18,752,225
                     ASSISTANCE CORP. SERIES B, 6%
                     4/1/18

NEW YORK             NEW YORK STATE LOCAL GOV'T.           4,600,000         4,922,000
                     ASSISTANCE CORP. SERIES C, 6.50%
                     4/1/15

NEW YORK             NEW YORK STATE MED. CARE FACS.        1,500,000         1,616,250
                     FIN. AGCY. REV. (MTG. PROJ.)
                     SERIES E, 6.20% 2/15/15(FHA
                     GUARANTEED)

NEW YORK             NEW YORK STATE MTG. AGCY. REV.        5,000,000         5,193,750
                     (HOMEOWNER MTG.) SERIES 48, 6.05%
                     4/1/17 (AMT)

NEW YORK             NEW YORK STATE THRUWAY AUTH. HWY.     1,500,000         1,591,875
                     & BRIDGE TRUST FUND SERIES A,
                     5.80% 4/1/09

NEW YORK             NEW YORK STATE THRUWAY AUTH. HWY.     2,345,000         2,588,294
                     & BRIDGE TRUST FUND SERIES A,
                     6.25% 4/1/04 (MBIAINSURED)

NEW YORK             NEW YORK STATE TOLLWAY AUTH. GEN.     8,500,000         5,896,875
                     REV. (SPL. OBLIG.) (CAP.
                     APPRECIATION) SERIES A, 0%1/1/05

NEW YORK             NEW YORK STATE URBAN DEV. CORP.       1,000,000         1,025,000
                     REV. RFDG. (CORRECTIONAL FACS.)
                     SERIES A, 5.10% 1/1/09 (AMBAC
                     INSURED)

NEW YORK             NEW YORK STATE URBAN DEV. CORP.       2,300,000         2,423,625
                     REV. RFDG. (STATE FACS.) 5.75%
                     4/1/11

NEW YORK             NIAGARA COUNTY IND. DEV. AGCY.        4,210,000         1,894,500
                     IND. DEV. REV. (WINTERGARDEN INN
                     ASSOC. PROJ.)0% 6/1/11

NEW YORK             NIAGARA FALLS PUB. IMPT. 7.50%        500,000           642,500
                     3/1/18 (MBIA INSURED)

NEW YORK             SUFFOLK COUNTY WTR. AUTH.             3,000,000         3,078,750
                     WATERWKS. REV. RFDG. (SR, LIEN)
                     5.10% 6/1/09 (MBIA INSURED)

NEW YORK             TRIBOROUGH BRIDGE & TUNNEL AUTH.      2,325,000         2,752,219
                     REV. (CONVENTION CTR. PROJ.)
                     SERIES E, 7.25% 1/1/10

NEW YORK             TRIBOROUGH BRIDGE & TUNNEL AUTH.      3,155,000         2,906,544
                     REV. (GEN. PURP.) SERIES A, 4.75%
                     1/1/19

NEW YORK             TRIBOROUGH BRIDGE & TUNNEL AUTH.      16,100,000        16,824,500
                     REV. RFDG. (GEN. PURP.) SERIES Y,
                     5.50% 1/1/17

NEW YORK             TRIBOROUGH BRIDGE & TUNNEL AUTH.      2,075,000         2,023,125
                     REV. SERIES A, 5.125% 1/1/22

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     1,000,000         1,052,500
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     A, 5.50% 1/1/04(MBIA INSURED)

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     1,000,000         1,053,750
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     A, 5.50% 1/1/05(MBIA INSURED)

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     20,000,000        22,875,000
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     B, 7% 1/1/08

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     5,000,000         5,781,250
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     B, 7.25% 1/1/07

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     1,000,000         1,018,750
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     C, 5.25% 1/1/04

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     5,950,000         6,128,500
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     C, 5.50% 1/1/07

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     7,750,000         8,825,312
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     C, 7% 1/1/07

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     11,500,000        12,118,125
                     AGCY. PWR. SYS. REV. SERIES B, 6%
                     1/1/05

NORTH CAROLINA       NORTH CAROLINA EASTERN MUNI. PWR.     1,350,000         1,407,375
                     SYS. ELEC. & GAS REV. RFDG. SERIES
                     A, 6.10% 1/1/01

NORTH CAROLINA       NORTH CAROLINA MUNI. PWR. AGCY. #1    4,655,000         4,841,200
                     CATAWBA ELEC. REV. 5.25% 1/1/09
                     (MBIA INSURED)

NORTH CAROLINA       NORTH CAROLINA MUNI. PWR. AGCY. #1    3,200,000         3,408,000
                     CATAWBA ELEC. REV. RFDG. 6.25%
                     1/1/17(AMBAC INSURED)

NORTH CAROLINA       NORTH CAROLINE EASTERN MUNI. PWR.     2,000,000         2,120,000
                     AGCY. PWR. SYS. REV. RFDG. SERIES
                     A, 6.25% 1/1/03

NORTH DAKOTA         MERCER COUNTY POLL. CONT. REV.        11,500,000        14,044,375
                     RFDG. (ANTELOPE VALLEY
                     STATION/BASIN ELEC. PWR. COOPER)
                     7.20% 6/30/13 (AMBAC INSURED)

NORTH DAKOTA         MERCER COUNTY POLL. CONT. REV.        3,750,000         4,110,938
                     RFDG. (MONTANA-DAKOTA UTILS. CO.
                     PROJ.) 6.65% 6/1/22(FGIC INSURED)

OHIO                 BEDFORD HOSP. IMPT. REV. RFDG.        935,000           1,024,994
                     (BEDFORD COMMTY. HOSP.) SERIES
                     1990, 8.50% 5/15/09(PRE-REFUNDED
                     TO 5/15/00 @ 102)

OHIO                 BUTLER COUNTY TRANS. IMPT. DIST.      1,000,000         1,016,250
                     SERIES A, 5% 4/1/07 (FSA INSURED)

OHIO                 CLEVELAND ARPT. SYS. REV. SERIES      1,000,000         1,043,750
                     A, 5.50% 1/1/04 (FSA INSURED)
                     (AMT)

OHIO                 CLEVELAND PUB. PWR. SYS. REV.         4,000,000         3,835,000
                     RFDG. (FIRST MTG.) SERIES 1, 5%
                     11/15/24 (MBIA INSURED)

OHIO                 EUCLID CITY SCHOOL DIST. (CAP.        1,265,000         1,019,906
                     APPRECIATION) 0% 12/1/02, (AMBAC
                     INSURED)

OHIO                 EUCLID CITY SCHOOL DIST. (CAP.        1,265,000         972,469
                     APPRECIATION) 0% 12/1/03, (AMBAC
                     INSURED)

OHIO                 MARION COUNTY HOSP. IMPT. REV.        380,000           389,975
                     RFDG. (COMMTY. HOSP. PROJ.) 5.60%
                     5/15/01

OHIO                 OHIO BLDG. AUTH. STATE FACS.          4,000,000         4,180,000
                     (ADULT CORRECTIONAL) SERIES A,
                     5.95% 10/1/14 (MBIA INSURED)

OHIO                 OHIO BLDG. AUTH. WORKERS              8,500,000         8,000,625
                     COMPENSATION (W. GREEN BLDG. A)
                     4.75% 4/1/14

OHIO                 OHIO HSG. FIN. AGCY. MTG.             3,340,000         3,436,025
                     RESIDENTIAL REV. SERIES A-1, 5.30%
                     9/1/26 (GNMA COLL.) (AMT

OHIO                 OHIO HSG. FIN. AGCY. MTG. REV.        1,570,000         1,813,350
                     (OAKLEAF-TOLEDO APTS. PROJ.)
                     10.25% 12/20/25, (GNMA COLL.)

OHIO                 OHIO HSG. FIN. AGCY. MTG. REV.        10,250,000        10,429,375
                     4.95% 9/1/20 (AMT)

OHIO                 OHIO TPK. COMMISSION TPK. REV.        1,250,000         1,295,313
                     SERIES A, 5.60% 2/15/12 (MBIA
                     INSURED)

OHIO                 OHIO TPK. COMMISSION TPK. REV.        2,750,000         2,866,875
                     SERIES A, 5.70% 2/15/13 (MBIA
                     INSURED)

OHIO                 OHIO TPK. COMMISSION TPK. REV.        5,000,000         5,187,500
                     SERIES A, 5.70% 2/15/17 (MBIA
                     INSURED)

OHIO                 OHIO WTR. DEV. AUTH. POLL. CONT.      2,925,000         3,257,719
                     FACS. REV. (WTR. CONT. LOAN FUND)
                     STATE MATCH SERIES,6.50% 12/1/03
                     (MBIA INSURED)

OHIO                 OHIO WTR. DEV. AUTH. REV. RFDG.       1,000,000         1,067,500
                     (IMPT. PURE WTR. 5.75% 6/1/06
                     (MBIA INSURED)

OKLAHOMA             OKLAHOMA COUNTY IND. AUTH. REV.       2,900,000         3,168,250
                     (EPWORTH VILLAGE PROJ.) SERIES A,
                     10.25% 4/1/19(PRE-REFUNDED TO TO
                     4/1/99 @ 102)

OKLAHOMA             TULSA MUNI. ARPT. TRUST REV.          3,600,000         4,018,500
                     (AMERICAN AIRLINES CORP. PROJ.)
                     7.35% 12/1/11

OREGON               OREGON HEALTH HSG. EDL. & CULTURAL    1,750,000         1,885,625
                     FACS. AUTH. REV. RFDG. (LEWIS &
                     CLARK COLLEGE)SERIES A, 6% 10/1/13
                     (MBIA INSURED)

OREGON               OREGON HEALTH HSG. EDL. & CULTURAL    1,000,000         1,068,750
                     FACS. AUTH. REV. RFDG. (LEWIS &
                     CLARK COLLEGE)SERIES A, 6.125%
                     10/1/24 (MBIA INSURED)

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    385,000           437,456
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/06

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    430,000           488,588
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/07

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    480,000           545,400
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/08

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    540,000           613,575
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/09

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    605,000           687,431
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/10

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    385,000           437,456
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/11

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    155,000           158,891
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/98

OREGON               PORT MORROW POLL. CONT. REV. RFDG.    175,000           185,719
                     (PACIFIC NORTHWEST) SERIES A, 8%
                     7/15/99

OREGON               PORTLAND SERIES B, 7% 6/1/00          1,385,000         1,483,681

OREGON               PORTLAND SERIES B, 7% 6/1/01          1,480,000         1,620,600

OREGON               PORTLAND SWR. SYS. REV. RFDG.         2,000,000         2,032,500
                     SERIES A, 5.25% 3/1/10

OREGON               PORTLAND SWR. SYS. REV. SERIES A,     4,250,000         4,696,250
                     6.25% 6/1/15 (PRE-REFUNDED TO
                     6/1/04 @ 101)

PENNSYLVANIA         ALLEGHENY COUNTY HOSP. DEV. AUTH.     14,140,000        13,645,100
                     (UNIV. OF PITTSBURG MED. CTR.)
                     SERIES B, 5.125% 7/1/22 (MBIA
                     INSURED)

PENNSYLVANIA         BUTLER COUNTY HOSP. AUTH. HOSP.       5,000,000         5,493,750
                     REV. (NORTH HILLS PASSAVANT HOSP.)
                     SERIES A, 6.80%6/1/06 (FSA
                     INSURED) (PRE-REFUNDED TO 6/1/01 @
                     102)

PENNSYLVANIA         CAMBRIA COUNTY HOSP. DEV. AUTH.       1,500,000         1,590,000
                     HOSP. REV. RFDG. & IMPT.
                     (CONEMAUGH VALLEY HOSP.)SERIES B,
                     6.375% 7/1/18 (CONNIE LEE INSURED)

PENNSYLVANIA         CUMBERLAND COUNTY MUNI. AUTH. REV.    8,400,000         9,040,500
                     RFDG. (1ST. MTG.-CARLISLE HOSP. &
                     HEALTH) 6.80%11/15/23

PENNSYLVANIA         DELAWARE COUNTY AUTH. REV. (1ST.      1,100,000         1,129,568
                     MTG. RIDDLE VILLAGE PROJ.) 7%
                     6/1/00 (ESCROWED TOMATURITY)

PENNSYLVANIA         DELAWARE COUNTY AUTH. REV. (1ST.      4,500,000         5,523,750
                     MTG. RIDDLE VILLAGE PROJ.) 8.25%
                     6/1/22 (ESCROWED TOMATURITY)

PENNSYLVANIA         DELAWARE COUNTY AUTH. REV. (1ST.      6,170,000         7,481,125
                     MTG. RIDDLE VILLAGE PROJ.) 9.25%
                     6/1/22 (PRE-REFUNDEDTO 6/1/02 @
                     102)

PENNSYLVANIA         DELAWARE COUNTY AUTH. REV. (1ST.      2,000,000         2,387,500
                     MTG. RIDDLE VILLAGE PROJ.) SERIES
                     1992, 8.75% 6/1/10 (PRE-REFUNDED
                     TO 6/1/02 @ 102)

PENNSYLVANIA         DELAWARE COUNTY IND. DEV. AUTH.       12,750,000        13,483,125
                     REV. RFDG. (RESOURCE RECOVERY
                     FAC.) SERIES A, 6.10%7/1/13

PENNSYLVANIA         MONTGOMERY COUNTY HIGHER ED. &        135,000           148,163
                     HEALTH AUTH. HOSP. REV. (UNITED
                     HOSP., INC.) SERIES A,8.375%
                     11/1/03 (PRE-REFUNDED TO 11/1/99 @
                     102)

PENNSYLVANIA         MONTGOMERY COUNTY HIGHER ED. &        165,000           175,312
                     HEALTH AUTH. HOSP. REV. (UNITED
                     HOSP., INC.) SERIES B,7.50%
                     11/1/15 (PRE-REFUNDED TO 11/1/99 @
                     100)

PENNSYLVANIA         NORTHUMBERLAND COUNTY AUTH.           11,830,000        5,190,413
                     COMMONWEALTH LEASE REV.
                     (CORRECTIONAL FACS.)
                     (CAP.APPRECIATION) 0% 10/15/13
                     (MBIA INSURED)

PENNSYLVANIA         PENNSYLVANIA CONVENTION CTR. AUTH.    3,000,000         3,341,250
                     REV. RFDG. SERIES A, 6.60% 9/1/09
                     (MBIA INSURED)

PENNSYLVANIA         PENNSYLVANIA CONVENTION CTR. AUTH.    1,500,000         1,696,875
                     REV. RFDG. SERIES A, 6.70% 9/1/14
                     (MBIA INSURED)

PENNSYLVANIA         PENNSYLVANIA CONVENTION CTR. AUTH.    4,500,000         4,910,625
                     REV. RFDG. SERIES A, 6.75% 9/1/19

PENNSYLVANIA         PENNSYLVANIA CONVENTION CTR. AUTH.    2,000,000         2,382,500
                     REV. SERIES A, 6.70% 9/1/16 (FGIC
                     INSURED)(ESCROWED TO MATURITY)

PENNSYLVANIA         PENNSYLVANIA HSG. FIN. AGCY. REV.     980,000           1,008,175
                     RFDG. (SINGLE FAMILY MTG.) SERIES
                     54A, 5.375%10/1/28 (AMT)

PENNSYLVANIA         PENNSYLVANIA HSG. FIN. AGCY. RFDG.    2,000,000         2,192,500
                     (MULTI-FAMILY SECTION 8) SERIES C,
                     8.10% 7/1/13(FHA GUARANTEED)

PENNSYLVANIA         PENNSYLVANIA HSG. FIN. AGCY.          10,000,000        10,775,000
                     SINGLE FAMILY MTG. SERIES 44C,
                     6.65% 10/1/21 (AMT)

PENNSYLVANIA         PENNSYLVANIA HSG. FIN. AGCY.          1,500,000         1,539,375
                     SINGLE FAMILY MTG. SERIES 51,
                     5.65% 4/1/20 (AMT)

PENNSYLVANIA         PHILADELPHIA GEN. OBLIG. 6.25%        3,400,000         3,744,250
                     5/15/11 (MBIA INSURED)

PENNSYLVANIA         PHILADELPHIA GEN. OBLIG. 6.25%        3,835,000         4,180,150
                     5/15/13 (MBIA INSURED)

PENNSYLVANIA         PHILADELPHIA HOSP. & HIGHER ED.       4,000,000         4,185,000
                     FACS. AUTH. HOSP. REV. RFDG.
                     (PENNSYLVANIA HOSP.)5.95% 7/1/03

PENNSYLVANIA         PHILADELPHIA HOSP. & HIGHER ED.       4,405,000         4,531,644
                     FACS. AUTH.HOSP. REV. RFDG.
                     (PENNSYLVANIA HOSP.) 5.70% 7/1/01

PENNSYLVANIA         PHILADELPHIA MUNI. AUTH. REV.         250,000           261,563
                     RFDG. LEASE SERIES D, 6% 7/15/03

PENNSYLVANIA         PHILADELPHIA MUNI. AUTH. REV.         4,000,000         4,220,000
                     RFDG. SERIES D, 6.125% 7/15/08

PENNSYLVANIA         PHILADELPHIA WTR. & SWR. REV.         3,000,000         2,070,000
                     (CAP. APPRECIATION) 14TH SERIES,
                     0% 10/1/05 (MBIA INSURED)

PENNSYLVANIA         PHILADELPHIA WTR. & WASTEWTR. REV.    1,230,000         1,385,288
                     6.25% 8/1/09 (MBIA INSURED)

PENNSYLVANIA         PHILADELPHIA WTR. & WASTEWTR. REV.    3,000,000         3,386,250
                     6.75% 8/1/04 (MBIA INSURED)

PENNSYLVANIA         PHILADELPHIA WTR. & WASTEWTR. REV.    2,500,000         2,843,750
                     6.75% 8/1/05 (MBIA INSURED)

PENNSYLVANIA         PHILADELPHIA WTR. & WASTEWTR. REV.    3,000,000         2,966,250
                     RFDG. 5% 6/15/12 (FGIC INSURED)

PENNSYLVANIA         PITTSBURGH WTR. & SWR. AUTH. WTR.     3,000,000         2,013,750
                     & SWR. SYS. REV. RFDG. (CAP.
                     APPRECIATION) SERIES A, 0% 9/1/06
                     (FGIC INSURED) (ESCROWED TO
                     MATURITY)

PENNSYLVANIA         PITTSBURGH WTR. & SWR. AUTH. WTR.     3,900,000         2,851,875
                     & SWR. SYS. REV. RFDG. (CAP.
                     APPRECIATION) SERIES A,0% 9/1/04
                     (FGIC INSURED) (ESCROWED TO
                     MATURITY)

PENNSYLVANIA         PITTSBURGH WTR. & SWR. AUTH. WTR.     15,335,000        14,395,731
                     & SWR. SYS. REV. RFDG. SERIES A,
                     4.75% 9/1/16 (FGICINSURED)

PENNSYLVANIA         SOUTHERN PENNSYLVANIA TRANS. AUTH.    1,000,000         1,116,250
                     SPL. REV. SERIES A, 6.50% 3/1/05
                     (FGIC INSURED)

PENNSYLVANIA         WYOMING IND. DEV. AUTH. POLL.         4,300,000         4,558,000
                     CONT. REV. RFDG. (PROCTOR & GAMBLE
                     PAPER PROJ.) 5.55%5/1/10

RHODE ISLAND         RHODE ISLAND DEPOSITORS ECON.         2,645,000         2,820,231
                     PROTECTION CORP. SPL. OBLIG. RFDG.
                     SERIES A, 5.75%8/1/12 (MBIA
                     INSURED)

SOUTH CAROLINA       CHARLESTON COUNTY HEALTH FACS.        2,945,000         3,460,375
                     REV. RFDG. (1ST. MTG. EPISCOPAL
                     PROJ.) SERIES A, 9.75% 4/1/16
                     (PRE-REFUNDED TO 4/1/01 @ 102)

SOUTH CAROLINA       CHARLESTON COUNTY HEALTH FACS.        2,070,000         2,432,250
                     REV. RFDG. (1ST. MTG. EPISCOPAL
                     PROJ.) SERIES B, 9.75% 4/1/16
                     (PRE-REFUNDED TO 4/1/01 @ 102)

SOUTH CAROLINA       CHARLESTON COUNTY RESOURCE            4,500,000         4,652,505
                     RECOVERY REV. (FOSTER WHEELER
                     CHARLESTON) SERIES A, 9.25% 1/1/10
                     (AMT)

SOUTH CAROLINA       LEXINGTON COUNTY HEALTH SVCS.         3,000,000         3,345,000
                     DIST. INC. HOSP. REV. 7% 10/1/08
                     (FSA INSURED)

SOUTH CAROLINA       PIEDMONT MUNI. PWR. AGCY. ELEC.       1,455,000         1,531,388
                     REV. RFDG. 5.50% 1/1/10 (MBIA
                     INSURED)

SOUTH CAROLINA       PIEDMONT MUNI. PWR. AGCY. ELEC.       1,135,000         1,201,681
                     REV. RFDG. 5.50% 1/1/10 (MBIA
                     INSURED) (ESCROWED TOMATURITY)

SOUTH CAROLINA       PIEDMONT MUNI. PWR. AGCY. ELEC.       2,945,000         3,140,106
                     REV. RFDG. 5.60% 1/1/09 (MBIA
                     INSURED)

SOUTH CAROLINA       PIEDMONT MUNI. PWR. AGCY. ELEC.       2,295,000         2,461,388
                     REV. RFDG. 5.60% 1/1/09 (MBIA
                     INSURED) (ESCROWED TOMATURITY)

SOUTH CAROLINA       PIEDMONT MUNI. PWR. AGCY. ELEC.       9,125,000         9,296,094
                     REV. RFDG. SERIES B, 5.25% 1/1/11
                     (MBIA INSURED)

SOUTH CAROLINA       RICHLAND COUNTY HOSP. FACS. REV.      1,500,000         1,743,750
                     (COMMTY. PROVIDER POOLED LOAN
                     PROG.) SERIES A, 7.125% 7/1/17
                     (FSA INSURED) (ESCROWED TO
                     MATURITY)

SOUTH CAROLINA       SOUTH CAROLINA ED. ASSISTANCE         1,500,000         1,614,375
                     AUTH. REV. (STUDENT LOAN) 6.40%
                     9/1/02 (AMT)

SOUTH CAROLINA       SOUTH CAROLINA ED. ASSISTANCE         10,775,000        11,610,063
                     AUTH. REV. (STUDENT LOAN) 6.625%
                     9/1/06 (AMT)

SOUTH CAROLINA       SOUTH CAROLINA GEN. OBLIG. (STATE     2,300,000         2,492,625
                     CAP. IMPT.) SERIES B, 5.75% 8/1/04

SOUTH CAROLINA       SOUTH CAROLINA PUB. SVC. AUTH.        2,500,000         2,712,500
                     REV. RFDG. SERIES A, 6.25% 1/1/03

SOUTH CAROLINA       SOUTH CAROLINA PUB. SVC. AUTH.        2,565,000         2,808,675
                     REV. RFDG. SERIES A, 6.25% 1/1/04
                     (MBIA INSURED)

SOUTH CAROLINA       SOUTH CAROLINA PUB. SVC. AUTH.        3,665,000         4,068,150
                     REV. RFDG. SERIES A, 6.25% 2/1/06
                     (MBIA INSURED)

SOUTH CAROLINA       SOUTH CAROLINA PUB. SVC. AUTH.        3,750,000         3,984,375
                     REV. RFDG. SERIES A, 6.375% 7/1/21
                     (AMBAC INSURED)

SOUTH CAROLINA       SOUTH CAROLINA PUB. SVC. AUTH.        3,530,000         4,006,550
                     REV. RFDG. SERIES A, 6.50% 1/1/08
                     (MBIA INSURED)

SOUTH DAKOTA         SOUTH DAKOTA LEASE REV. RFDG.         1,000,000         1,145,000
                     (TRUST CFTS.) SERIES A, 6.625%
                     9/1/12 (FSA INSURED)

SOUTH DAKOTA         SPEARFISH SCHOOL DIST. #40-2          1,500,000         1,670,625
                     UNLTD. TAX (LAWRENCE COUNTY) 7.30%
                     7/1/11 (PRE-REFUNDEDTO 7/1/01 @
                     102)

TENNESSEE            JOHNSON CITY ELEC. REV. 5.15%         5,335,000         5,274,981
                     5/1/23 (MBIA INSURED)

TENNESSEE            KNOX COUNTY HEALTH EDL. & HSG.        2,000,000         2,150,000
                     FACS. BOARD HOSP. FACS. REV. RFDG.
                     (FORT SANDERSALLIANCE) SERIES C,
                     5.75% 1/1/14 (MBIA INSURED)

TENNESSEE            MEMPHIS-SHELBY COUNTY ARPT. AUTH.     1,415,000         1,574,188
                     ARPT. REV. RFDG. SERIES A, 6.25%
                     2/15/11 (MBIA INSURED)

TENNESSEE            MEMPHIS-SHELBY COUNTY ARPT. AUTH.     500,000           567,500
                     ARPT. REV. RFDG. SERIES B, 6.50%
                     2/15/09 (MBIA INSURED)

TENNESSEE            METROPOLITAN GOV'T. NASHVILLE &       5,600,000         6,573,000
                     DAVIDSON COUNTY WTR. & SWR. REV.
                     RFDG. (CAP.APPRECIATION) 0% 1/1/12
                     (FGIC INSURED) STEPPED COUPON

TENNESSEE            METROPOLITAN GOV'T. NASHVILLE &       2,000,000         2,202,500
                     DAVISON COUNTY WTR. & SWR. REV.
                     RFDG. 6% 1/1/07(MBIA INSURED)

TENNESSEE            SHELBY COUNTY GEN. OBLIG. RFDG.       3,000,000         3,371,250
                     SERIES A, 6.75% 4/1/04

TENNESSEE            TENNESSEE GEN. OBLIG. SERIES A, 7%    2,355,000         2,658,206
                     3/1/03

TEXAS                ALLEN INDEPENDENT SCHOOL DIST.        2,120,000         1,597,950
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/04 (PSF GUARANTEED)

TEXAS                ALLEN INDEPENDENT SCHOOL DIST.        2,120,000         1,515,800
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/05 (PSF GUARANTEED)

TEXAS                ALLIANCE ARPT. AUTH. SPL. FACS.       7,000,000         8,137,500
                     REV. (AMERICAN AIRLINES, INC.
                     PROJ.) 7% 12/1/11 (AMT)

TEXAS                ALLIANCE ARPT. AUTH. SPL. FACS.       4,000,000         4,375,000
                     REV. (AMERICAN AIRLINES, INC.
                     PROJ.) 7.50% 12/1/29 AMT

TEXAS                AUSTIN GEN. OBLIG. RFDG. (PUB.        2,000,000         1,943,720
                     IMPT.) (CAP. APPRECIATION) SERIES
                     B, 0% 9/1/98 (MBIAINSURED)

TEXAS                AUSTIN INDEPENDENT SCHOOL DIST.       2,100,000         1,711,500
                     RFDG. (CAP. APPRECIATION) 0%
                     8/1/02 (PSF GUARANTEED)

TEXAS                AUSTIN INDEPENDENT SCHOOL DIST.       500,000           565,625
                     SCHOOL BLDG. 8.125% 8/1/01 (PSF
                     GUARANTEED) (ESCROWEDTO MATURITY)

TEXAS                AUSTIN UTIL. SYS. REV. (CAPITAL       4,000,000         2,210,000
                     APPRECIATION) 0% 11/15/09, (AMBAC
                     INSURED)

TEXAS                AUSTIN UTIL. SYS. REV. RFDG. (CAP.    2,400,000         1,245,000
                     APPRECIATION) 0% 11/15/10 (AMBAC
                     INSURED)

TEXAS                AUSTIN UTIL. SYS. REV. RFDG. (CAP.    4,000,000         3,375,000
                     APPRECIATION) SERIES A, 0%
                     11/15/01 (MBIA INSURED)

TEXAS                AUSTIN UTIL. SYS. REV. RFDG.          3,895,000         2,283,444
                     SERIES A, 0% 11/15/08, (MBIA
                     INSURED)

TEXAS                BRAZOS RIVER AUTH. POLL. CONT.        6,620,000         6,996,877
                     REV. (TEXAS UTILS. ELEC. CO.
                     PROJ.) SERIES A, 8.25% 1/1/19
                     (AMT)

TEXAS                BRAZOS RIVER AUTH. POLL. CONT.        8,700,000         8,978,661
                     REV. (TEXAS UTILS. ELEC. CO.)
                     SERIES A, 9.25% 3/1/18(AMT)

TEXAS                CEDAR HILL INDEPENDENT SCHOOL         1,575,000         876,094
                     DIST. RFDG. (CAP. APPRECIATION) 0%
                     8/15/09 (PSFGUARANTEED)

TEXAS                CONROE INDEPENDENT SCHOOL DIST.       2,360,000         1,519,250
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/07 (PSF GUARANTEED)

TEXAS                CONROE INDEPENDENT SCHOOL DIST.       1,100,000         631,125
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/09 (PSF GUARANTEED)

TEXAS                CONROE INDEPENDENT SCHOOL DIST.       1,805,000         972,444
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/10 (PSF GUARANTEED)

TEXAS                CONROE INDEPENDENT SCHOOL DIST.       1,500,000         763,125
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/11 (PSF GUARANTEED)

TEXAS                CONROE INDEPENDENT SCHOOL DIST.       3,000,000         1,826,250
                     RFDG. (CAP. APPREICATION) 0%
                     2/15/08 (PSF GUARANTEED)

TEXAS                CORPUS CHRISTI INDEPENDENT. SCHOOL    1,535,000         1,310,506
                     DIST. RFDG. (CAP. APPRECIATION) 0%
                     8/15/01 (PSF GUANTEED)

TEXAS                CORPUS CHRISTI INDEPENDENT. SCHOOL    2,165,000         1,761,769
                     DIST. RFDG. 0% 8/15/02 (PSF
                     GUARANTEED)

TEXAS                CYPRESS-FAIRBANKS INDEPENDENT         4,250,000         3,208,750
                     SCHOOL DIST. RFDG. UNLTD. TAX
                     (CAP. APPRECIATION) 0%2/1/04 (PSF
                     GUARANTEED)

TEXAS                CYPRESS-FAIRBANKS INDEPENDENT         5,000,000         2,400,000
                     SCHOOL DIST. RFDG. UNLTD. TAX
                     (CAP. APPRECIATION)SERIES A, 0%
                     2/15/12 (PSF GUARANTEED)

TEXAS                DALLAS-FORT WORTH REG'L. ARPT.        2,295,000         2,590,481
                     REV. RFDG. (JOINT DALLAS/FORT
                     WORTH INT'L. ARPT.) 6.50%11/1/05
                     (FGIC INSURED)

TEXAS                DALLAS GEN. OBLIG. 4.50% 2/15/14      2,400,000         2,244,000

TEXAS                DALLAS GEN. OBLIG. REF. (DALLAS       7,000,000         7,726,250
                     DENTON & COLLIN CO.) 6.50% 2/15/03

TEXAS                DALLAS GEN. OBLIG. RFDG. (CAP.        5,115,000         4,072,819
                     APPRECIATION) 0% 2/15/03

TEXAS                DALLAS HSG. CORP. CAP. PROG. REV.     1,100,000         1,157,750
                     RFDG. (SECTION 8 ASSORTED PROJS.)
                     7.70% 8/1/05

TEXAS                DALLAS HSG. CORP. CAP. PROG. REV.     1,000,000         1,056,250
                     RFDG. (SECTION 8 ASSORTED PROJS.)
                     7.85% 8/1/13

TEXAS                DALLAS INDEPENDENT SCHOOL DIST.       7,110,000         4,470,412
                     RFDG. (CAP. APPRECIATION) 0%
                     8/15/07 (PSF GUARANTEED)

TEXAS                EL PASO INT'L. ARPT. REV. 5.12%       1,000,000         1,023,750
                     8/15/04 (FGIC INSURED) (AMT)

TEXAS                EL PASO PROP. FIN. AUTH. SINGLE       1,705,000         1,856,319
                     FAMILY MTG. REV. SERIES A, 8.70%
                     12/1/18, (GNMA COLL.) (AMT)

TEXAS                EL PASO WTR. & SWR. REV. RFDG.        2,650,000         1,884,813
                     (CAP. APPRECIATION) 0% 3/1/05
                     (MBIA INSURED)

TEXAS                EL PASO WTR. & SWR. REV. RFDG.        3,700,000         2,502,125
                     (CAP. APPRECIATION) 0% 3/1/06
                     (MBIA INSURED)

TEXAS                FORT BEND INDEPENDENT SCHOOL DIST.    2,500,000         2,875,000
                     GEN. OBLIG. 7% 2/15/05 (PSF
                     GUARANTEED)

TEXAS                GARLAND INDEPENDENT SCHOOL DIST.      5,000,000         4,193,750
                     SERIES A, 4% 2/15/17

TEXAS                GRAPEVINE-COLLEYVILLE INDPT.          2,580,000         1,715,700
                     SCHOOL DIST. RFDG. (CAP.
                     APPRECIATION) 0% 8/15/06(PSF
                     GUARANTEED)

TEXAS                HOUSTON INDEPENDENT. SCHOOL DIST.     6,400,000         3,176,000
                     RFDG. SERIES A, 0% 8/15/11 (PSF
                     GUARANTEED)

TEXAS                HOUSTON WTR. & SWR. SYS. REV.         2,000,000         2,220,000
                     RFDG. (JR. LIEN) SERIES B, 6.25%
                     12/1/05 (FGIC INSURED)

TEXAS                HOUSTON WTR. & SWR. SYS. REV.         6,735,000         4,394,587
                     RFDG. (JR. LIEN) SERIES C, 0%
                     12/1/06 (AMBAC INSURED)

TEXAS                HUMBLE INDEPENDENT SCHOOL DIST.       3,280,000         2,111,500
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/07 (PERMANENT SCHOOL FUND OF
                     TEXAS GUARANTEED)

TEXAS                IRVING INDEPENDENT SCHOOL DIST.       2,250,000         1,963,125
                     (CAP. APPRECIATION) 0% 2/15/01
                     (PERMANENT SCHOOL FUNDOF TEXAS
                     GUARANTEED)

TEXAS                IRVING INDEPENDENT SCHOOL DIST. 0%    5,520,000         4,816,200
                     2/15/01

TEXAS                KATY INDEPENDENT SCHOOL DIST.         2,450,000         1,577,188
                     RFDG. LTD. TAX (CAP. APPRECIATION)
                     SERIES A, 0% 2/15/07(PSF
                     GUARANTEED)

TEXAS                KATY INDPT. SCHOOL DIST. RFDG. 0%     4,170,000         2,069,363
                     8/15/11 (PSF GUARANTEED)

TEXAS                LEANDER INDEPENDANT SCHOOL DIST.      300,000           370,875
                     UNLTD. TAX 7.50% 8/15/08, (PSF
                     GUARANTEED)

TEXAS                LOWER COLORADO RIVER AUTH. REV.       3,000,000         1,751,250
                     PRIORITY RFDG. (CAP. APPRECIATION)
                     0% 1/1/09 (MBIAINSURED) (ESCROWED
                     TO MATURITY)

TEXAS                LOWER COLORADO RIVER AUTH. REV.       7,500,000         7,734,375
                     REFDG. 5.25% 1/1/05

TEXAS                LOWER COLORADO RIVER AUTH. REV.       6,000,000         6,172,500
                     RFDG. (JR. LIEN-4TH SUPPLEMENT)
                     5.25% 1/1/15 (ESCROWED TO
                     MATURITY)

TEXAS                LOWER NECHES VALLEY AUTH. IND.        9,500,000         10,260,000
                     DEV. CORP. ENVIR. REV. (MOBIL OIL
                     REFINING CORP. PROJ.) 6.35% 4/1/26
                     (AMT)

TEXAS                LOWER NECHES VALLEY AUTH. IND.        36,455,000        39,462,538
                     DEV. CORP. SWR. FACS. REV. (MOBIL
                     OIL REFINING CORP.PROJ.) 6.40%
                     3/1/30 (AMT)

TEXAS                MATAGORDA COUNTY NAVIGATION DIST.     1,700,000         1,804,125
                     #1 REV. RFDG. (HOUSTON LT. & PWR.
                     PROJ.) SERIES C,7.125% 7/1/19
                     (FGIC INSURED)

TEXAS                MIDLOTHIAN INDPT. SCHOOL DIST.        1,935,000         1,245,656
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/07 (PSF GUARANTEED)

TEXAS                MIDLOTHIAN INDPT. SCHOOL DIST.        1,525,000         821,594
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/10 (PSF GUARANTEED)

TEXAS                PORT ARTHUR HSG. FIN. CORP. SINGLE    755,000           823,894
                     FAMILY MTG. REV. RFDG. 8.70%
                     3/1/12

TEXAS                PORT DEV. CORP. IND. DEV. REV.        1,000,000         1,055,000
                     RFDG. (CARGILL, INC. PROJ.) 7.70%
                     3/1/07

TEXAS                ROUND ROCK INDEPENDENT SCHOOL         1,025,000         1,145,438
                     DIST. 6.50% 8/1/04 (PSF
                     GUARANTEED)

TEXAS                ROUND ROCK INDEPENDENT SCHOOL         7,430,000         4,151,512
                     DIST. RFDG. & SCHOOL BLDG. (CAP.
                     APPRECIATION)0% 8/15/09 (MBIA
                     INSURED)

TEXAS                ROUND ROCK INDEPENDENT SCHOOL         2,000,000         1,745,000
                     DIST. RFDG. 0% 2/15/01 (PSF
                     GUARANTEED)

TEXAS                ROUND ROCK INDEPENDENT SCHOOL         1,300,000         1,503,125
                     DIST. SERIES A, 7.50% 8/1/03 (PSF
                     GUARANTEED)

TEXAS                ROUND ROCK INDPT. SCHOOL DIST.        5,000,000         2,625,000
                     RFDG. & SCHOOL BLDG. 0% 8/15/10
                     (MBIA INSURED)

TEXAS                SABINE RIVER AUTH. POLL. CONT.        1,250,000         1,382,812
                     REV. (TEXAS UTIL. ELEC. PROJ.)
                     SERIES B, 8.25% 10/1/20(AMT)

TEXAS                SAN ANTONIO ELEC. & GAS REV. 5.75%    12,010,000        12,400,325
                     2/1/11

TEXAS                SAN ANTONIO ELEC. & GAS REV. RFDG.    5,850,000         4,175,438
                     (CAP. APPRECIATION) SERIES A, 0%
                     2/1/05 (AMBACINSURED)

TEXAS                SAN ANTONIO ELEC. & GAS REV. RFDG.    6,340,000         3,867,400
                     (CAP. APPRECIATION) SERIES B, 0%
                     2/1/08 (FGICINSURED)

TEXAS                SAN ANTONIO ELEC. & GAS REV. RFDG.    2,000,000         1,150,000
                     (CAP. APPRECIATION) SERIES B, 0%
                     2/1/09, (FGIC INSURED)

TEXAS                SAN ANTONIO ELEC. & GAS REV. RFDG.    14,000,000        7,560,000
                     (CAP. APPRECIATION) SERIES B, 0%
                     2/1/10 (FGICINSURED)

TEXAS                SAN ANTONIO ELEC. & GAS REV. RFDG.    11,000,000        11,302,500
                     5.25% 2/1/10

TEXAS                SAN ANTONIO ELEC. & GAS REV. RFDG.    300,000           336,375
                     SERIES 95, 6.375% 2/1/06

TEXAS                SAN ANTONIO ELEC. & GAS REV.          585,000           598,894
                     SERIES B, 6% 2/1/14

TEXAS                SAN ANTONIO GEN. OBLIG. IMPT.         1,920,000         1,279,200
                     RFDG. (CAP. APPRECIATION) SERIES
                     C, 0% 8/1/06 (BIG INSURED)

TEXAS                SAN ANTONIO WTR. REV. (CAP.           5,500,000         2,117,500
                     APPRECIATION) 0% 5/1/12 (AMBAC
                     INSURED) (PRE-REFUNDED TO5/1/00 @
                     42.652)

TEXAS                SPRING BRANCH INDEPENDENT SCHOOL      5,710,000         3,897,075
                     DIST. RFDG. (CAP. APPRECIATION) 0%
                     2/1/06 (PSFGUARANTEED)

TEXAS                SPRING BRANCH INDPT. SCHOOL DIST.     5,725,000         4,100,531
                     RFDG. 0% 2/1/05

TEXAS                SPRING INDEPENDENT SCHOOL DIST.       4,000,000         3,945,000
                     4.875% 8/15/10 (PSF GUARANTEED)

TEXAS                SPRING INDEPENDENT SCHOOL DIST.       3,000,000         2,497,500
                     RFDG. (CAP. APPRECIATION) 0%
                     2/15/02 (PSF GUARANTEED)

TEXAS                TEXARKANA HEALTH FACS. DEV. CORP.     1,750,000         1,898,750
                     HOSP. REV. (WADLEY REG'L. MED.
                     CTR. PROJ.) 7% 10/1/05 (MBIA
                     INSURED)

TEXAS                TEXAS A & M UNIV. FING. SYS. REV.     1,610,000         1,666,350
                     RFDG. 5.50% 5/15/02

TEXAS                TEXAS A&M UNIV. PERMAMENT UNIV.       3,850,000         4,100,250
                     FUND RFDG. 5.50% 7/1/04

TEXAS                TEXAS COLLEGE STUDENT LOAN GEN.       2,350,000         2,458,688
                     OBLIG. 5.80% 8/1/05 (AMT)

TEXAS                TEXAS GEN. OBLIG. RFDG. (VETERANS     2,500,000         2,740,625
                     LAND) 7.40% 12/1/20

TEXAS                TEXAS GEN. OBLIG. SERIES B, 5.25%     3,000,000         3,026,250
                     10/1/13

TEXAS                TEXAS MUNI. PWR. AGCY. REV. RFDG.     1,000,000         733,750
                     (CAP. APPRECIATION) 0% 9/1/04
                     (AMBAC INSURED)

TEXAS                TEXAS MUNI. PWR. AGCY. REV. RFDG.     13,000,000        9,035,000
                     (CAP. APPRECIATION) 0% 9/1/05
                     (AMBAC INSURED)

TEXAS                TEXAS PUB. FIN. AUTH. BLDG. REV.      2,000,000         1,150,000
                     RFDG. (CAP. APPRECIATION) 0%
                     2/1/09 (MBIA INSURED)

TEXAS                TEXAS PUB. FIN. AUTH. BLDG. REV.      4,400,000         2,128,500
                     RFDG. (CAP. APPRECIATION) SERIES
                     1990, 0% 2/1/12(MBIA INSURED)

TEXAS                TEXAS PUB. FIN. AUTH. BLDG. REV.      1,800,000         1,944,000
                     SERIES A, 6% 8/1/03 (AMBAC
                     INSURED)

TEXAS                TEXAS PUB. FIN. AUTH. RFDG. (CAP.     9,420,000         8,007,000

TEXAS                TEXAS PUB. FIN. AUTH. RFDG. SERIES    4,000,000         4,390,000
                     C, 6% 10/1/05 APPRECIATION) SERIES
                     A, 0% 10/1/01 (AMBAC INSURED)

TEXAS                TEXAS TRAN 4.75% 8/31/98              10,000,000        10,066,800

TEXAS                TEXAS WTR. DEV. BOARD REV. (STATE     2,000,000         2,175,000
                     REVOLVING FUND SR. LIEN) 6.30%
                     7/15/06

TEXAS                UNIV. OF TEXAS UNIV. REVS. RFDG.      1,170,000         1,278,225
                     (FING. SYS.) SERIES A, 6% 8/15/04

TEXAS                UNIV. OF TEXAS UNIV. REVS. RFDG.      1,000,000         1,097,500
                     (FING. SYS.) SERIES A, 6% 8/15/05

TEXAS                WINTERS WTRWKS. & SWR. SYS. REV.      500,000           600,000
                     RFDG. 8.50% 8/1/17, (PRE-REFUNDED
                     TO 8/1/03 @ 100)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         4,435,000         3,974,869
                     SUPPLY SYS. REV. RFDG. (CAP.
                     APPRECIATION) SERIES B, 0% 7/1/00
                     (MBIA INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         5,000,000         5,350,000
                     SUPPLY SYS. REV. RFDG. SERIES A,
                     6% 7/1/16 (AMBAC INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         4,600,000         5,284,250
                     SUPPLY SYS. REV. RFDG. SERIES A,
                     6.50% 7/1/08 (AMBACINSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         1,000,000         1,155,000
                     SUPPLY SYS. REV. RFDG. SERIES A,
                     6.50% 7/1/11, (AMBAC INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         30,260,000        31,583,875
                     SUPPLY SYS. REV. RFDG. SERIES B,
                     5.75% 7/1/16 (MBIAINSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         6,000,000         6,540,000
                     SUPPLY SYS. REV. RFDG. SERIES B,
                     6.25% 7/1/03 (MBIA INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         9,600,000         9,264,000
                     SUPPLY SYS. REV. RFDG. SERIES D,
                     5% 7/1/21 (MBIA INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         1,660,000         1,757,525
                     SUPPLY SYS. REV. RFDG. SERIES G,
                     0% 7/1/12 (PRE-REFUNDED TO1/1/03 @
                     101) STEPPED COUPON

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         19,500,000        20,791,875
                     SUPPLY SYS. REV. RFDG. SPL. OBLIG.
                     SIXTH SERIES B, 6%7/1/16 (MBIA
                     INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         2,000,000         2,240,000
                     SUPPLY SYS. REV. RFDG. SPL. OBLIG.
                     SIXTH SERIES B, 6.50% 7/1/05 (MBIA
                     INSURED)

UTAH                 INTERMOUNTAIN PWR. AGCY. PWR.         1,000,000         1,151,250
                     SUPPLY SYS. REV. SPL. OBLIG. SIXTH
                     SERIES B, 6.50%7/1/10 (MBIA
                     INSURED)

UTAH                 SOUTH SALT LAKE CITY IND. REV.        3,650,000         4,101,687
                     (PRICE SAVERS WHOLESALE CLUB
                     PROJ.) 9% 11/15/13

UTAH                 UTAH HSG. FIN. AGCY. (SINGLE          355,000           390,944
                     FAMILY MTG.) SERIES G, 9.25%
                     7/1/19, (FHA GUARANTEED)*

VERMONT              VERMONT IND. DEV. AUTH. IND. DEV.     4,350,000         4,746,938
                     REV. (RADISSON HOTEL) SERIES B-1,
                     7.75% 11/15/15

VERMONT              VERMONT MUNI. BOND BANK SERIES B,     3,000,000         3,232,500
                     7.20% 12/1/20 (PRE-REFUNDED TO
                     12/1/99 @ 102)

VIRGINIA             FAIRFAX COUNTY ECON. DEV. AUTH.       3,700,000         3,945,125
                     RESOURCE RECOVERY REV. (OGDEN
                     MARTIN SYS. PROJ.) SERIES A, 7.75%
                     2/1/11 (AMT)

VIRGINIA             LOUDOUN COUNTY IND. DEV. AUTH.        14,955,000        16,244,869
                     RESIDENTIAL CARE FACS. REV.
                     (FALCONS LANDING PROJ.)SERIES A,
                     8.75% 11/1/24

VIRGINIA             LOUDOUN COUNTY IND. DEV. AUTH.        1,100,000         1,219,625
                     RESIDENTIAL CARE FACS. REV.
                     (FALCONS LANDING PROJ.)SERIES A,
                     9.25% 11/1/04

VIRGINIA             LYNCHBURG IND. DEV. AUTH. HOSP.       3,000,000         3,124,920
                     FACS. 1ST. MTG. REV. RFDG.
                     (CENTRAL HEALTH, INC.)8.125%
                     1/1/16

VIRGINIA             PENINSULA PORTS AUTH. HOSP. FACS.     1,500,000         1,539,300
                     REV. RFDG. (WHITTAKER MEM. PROJ.)
                     8.70% 8/1/23 (FHAGUARANTEED)

VIRGINIA             RICHMOND GEN. OBLIG. RFDG. SERIES     1,725,000         1,834,969
                     B, 5.50% 1/15/04 (FGIC INSURED)

VIRGINIA             RICHMOND METROPOLITAN EXPRESSWAY      2,645,000         2,840,069
                     REV. RFDG. SERIES A, 6% 7/15/08
                     (FGIC INSURED)

VIRGINIA             RICHMOND REDEV. & HSG. AUTH. MTG.     750,000           757,755
                     REV. (MULTI-FAMILY HSG. PINEBROOK
                     PROJ.) 9.25% 10/1/20 (GNMA COLL.)

VIRGINIA             SOUTHEASTERN PUB. SVC. AUTH. REV.     4,000,000         4,140,000
                     RFDG. SR. SERIES A, 5.25% 7/1/10
                     (MBIA INSURED)

VIRGINIA             UPPER OCCOQUAN SWR. AUTH. REG'L.      8,000,000         8,010,000
                     SWR. REV. SERIES A, 5.15% 7/1/20
                     (MBIA INSURED)

VIRGINIA             VIRGINIA BEACH DEV. AUTH. HOSP.       3,100,000         3,072,875
                     FACS. REV. (VIRGINIA BEACH GEN.
                     HOSP. PROJ.) 5.125%2/15/18 (AMBAC
                     INSURED)

VIRGINIA             VIRGINIA BEACH DEV. AUTH. HOSP.       2,150,000         2,356,938
                     FACS. REV. (VIRGINIA BEACH GEN.
                     HOSP. PROJ.) 6% 2/15/12 (AMBAC
                     INSURED)

VIRGINIA             VIRGINIA BEACH DEV. AUTH. HOSP.       1,460,000         1,598,700
                     FACS. REV. (VIRGINIA BEACH GEN.
                     HOSP. PROJ.) 6% 2/15/13 (AMBAC
                     INSURED)

VIRGINIA             VIRGINIA COMMONWEALTH GEN. OBLIG.     7,120,000         7,387,000
                     5% 6/1/04

VIRGINIA             VIRGINIA COMMONWEALTH TRANS. BOARD    5,000,000         4,931,250
                     TRANS. REV. RFDG. (U.S. RTE. 58
                     CORRIDOR PROG.) SERIES C, 5.125%
                     5/15/19

VIRGINIA             VIRGINIA HSG. DEV. AUTH.              1,890,000         1,996,313
                     MULTI-FAMILY HSG. SERIES I, 5.95%
                     5/1/09 (AMT) 11/1/10

VIRGINIA             VIRGINIA RESOURCES AUTH. WTR. &       180,000           189,614
                     SWR. SYS. REV. SERIES A, 7.70%

WASHINGTON           BENTON COUNTY PUB. UTIL. DIST. #1     1,740,000         1,894,425
                     ELEC. REV. RFDG. 6% 11/1/04 (AMBAC
                     INSURED)

WASHINGTON           DOUGLAS COUNTY PUB. UTIL. DIST. #1    2,790,000         3,560,738
                     WELLS HYDROELEC. REV. RFDG.
                     (PACIFIC PWR. & LT. CO.) SERIES A,
                     8.75% 9/1/18

WASHINGTON           KING COUNTY GEN. OBLIG. 5.75%         3,300,000         3,547,500
                     12/1/11

WASHINGTON           KING COUNTY GEN. OBLIG. SERIES D,     2,000,000         2,135,000
                     5.40% 12/1/06

WASHINGTON           PORT SEATTLE REV. SERIES B, 5.50%     4,010,000         4,155,363
                     9/1/09 (FGIC INSURED) (AMT)

WASHINGTON           PORT SEATTLE REV. SERIES B, 5.60%     4,230,000         4,383,338
                     9/1/10 (FGIC INSURED) (AMT)

WASHINGTON           SNOHOMISH COUNTY SCHOOL DIST.         2,405,000         2,759,738
                     #201, 6.75% 12/1/06 (AMBAC
                     INSURED)

WASHINGTON           WASHINGTON GEN OBLIG. SERIES C,       1,000,000         1,106,250
                     6.50% 7/1/03

WASHINGTON           WASHINGTON GEN. OBLIG. (MOTOR         2,655,000         3,079,800
                     VEHICLE FUEL TAX) SERIES B, 7%
                     9/1/05

WASHINGTON           WASHINGTON GEN. OBLIG. RFDG.          2,500,000         2,668,750
                     SERIES R-93A, 5.60% 9/1/04

WASHINGTON           WASHINGTON GEN. OBLIG. SERIES         3,560,000         3,920,450
                     1996-A, 6.75% 7/1/02

WASHINGTON           WASHINGTON GEN. OBLIG. SERIES         2,000,000         2,177,500
                     R-96C, 6% 7/1/04

WASHINGTON           WASHINGTON MOTOR VEHICLE FUEL TAX     4,635,000         5,144,850
                     GEN. OBLIG. SERIES B, 6.50% 9/1/03

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      1,000,000         1,180,000
                     NUCLEAR PROJ. #1 REV. RFDG.
                     (BONNEVILLE PWR.ADMINISTRATION)
                     SERIES B, 7% 7/1/08

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      1,500,000         1,636,875
                     NUCLEAR PROJ. #1 REV. RFDG. SERIES
                     B, 7.25% 7/1/12(FGIC INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      46,550,000        47,190,021
                     NUCLEAR PROJ. #2 REV. 5.40% 7/1/12

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      16,000,000        16,380,000
                     NUCLEAR PROJ. #2 REV. 5.50% 7/1/10
                     (FGIC INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      7,500,000         7,800,000
                     NUCLEAR PROJ. #2 REV. 6.92% 7/1/10
                     (FGIC INSURED)(INVERSE FLOATERS)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      6,000,000         6,105,000
                     NUCLEAR PROJ. #2 REV. REFDG.
                     SERIES A, 5% 7/1/01

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      3,565,000         3,859,113
                     NUCLEAR PROJ. #2 REV. REFDG.
                     SERIES A, 6% 7/1/05 (AMBAC
                     INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      6,500,000         6,621,875
                     NUCLEAR PROJ. #2 REV. RFDG.
                     (BONNEVILLE PWR.ADMINISTRATION)
                     SERIES B, 5.625% 7/1/12 (MBIA
                     INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      1,350,000         664,875
                     NUCLEAR PROJ. #2 REV. RFDG. SERIES
                     A, 0% 7/1/11, (MBIA INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      2,500,000         2,743,750
                     NUCLEAR PROJ. #2 REV. RFDG. SERIES
                     A, 6% 7/1/07

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      16,080,000        11,075,100
                     NUCLEAR PROJ. #2 REV. RFDG. SERIES
                     C, 0% 7/1/05

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      11,000,000        7,645,000
                     NUCLEAR PROJ. #2 REV. SERIES C, 0%
                     7/1/05, (MBIA INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      10,000,000        9,887,500
                     NUCLEAR PROJ. #3 REV. 5.40% 7/1/12

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      3,000,000         1,766,250
                     NUCLEAR PROJ. #3 REV. RFDG. (CAP.
                     APPRECIATION)SERIES B, 0% 7/1/08
                     (MBIA INSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      750,000           799,688
                     NUCLEAR PROJ. #3 REV. RFDG. SERIES
                     B, 7% 7/1/05 (FGICINSURED)

WASHINGTON           WASHINGTON PUB. PWR. SUPPLY SYS.      1,000,000         1,092,500
                     NUCLEAR PROJ. #3 REV. RFDG. SERIES
                     B, 7.375% 7/1/04

WASHINGTON           WASHINGTON STATE PUB. PWR. SUPPLY     500,000           590,000
                     SYS. NUCLEAR PROJ. #1 REV. SERIES
                     A, 7% 7/1/08

WISCONSIN            MENOMONEE FALLS WTR. SYS. REV.        3,375,000         3,531,094
                     5.875% 12/1/16 (FSA INSURED)

WYOMING              NATRONA COUNTY HOSP. REV. (WYOMING    4,500,000         4,848,750
                     MED. CTR. PROJ.) 8.125% 9/15/10

WYOMING              WYOMING FARM LOAN BOARD CAP. FACS.    3,995,000         2,926,338
                     REV. 0% 10/1/04 (ESCROWED TO
                     MATURITY)

WYOMING              WYOMING FARM LOAN BOARD CAP. FACS.    3,995,000         2,786,513
                     REV. 0% 10/1/05 (ESCROWED TO
                     MATURITY)

WYOMING              WYOMING FARM LOAN BOARD CAP. FACS.    3,695,000         2,461,794
                     REV. 0% 10/1/06 (ESCROWED TO
                     MATURITY)

WYOMING              WYOMING MUNI. PWR. AGCY. PWR.         1,500,000         1,591,875
                     SUPPLY SYS. REV. RFDG. SERIES A,
                     6.125% 1/1/16 (MBIAINSURED)

TOTAL MUNICIPAL                                                              3,485,672,514
BONDS





MUNICIPAL NOTES

FLORIDA              FLORIDA HSG. FIN. AGCY.               6,200,000         6,200,000
                     MULTI-FAMILY HSG. REV. RFDG.
                     (BRANDON-OXFORD) SERIES 90C,4.20%,
                     VRDN

ILLINOIS             CHICAGO GEN. OBLIG. SERIES 1997,      7,700,000         7,697,844
                     3.65%, TENDER 2/5/98, LOC MORGAN
                     GUARANTY TRUST CO.

ILLINOIS             ILLINOIS DEV. FIN. AUTH.              4,000,000         4,000,000
                     MULTI-FAMILY HSG. REV. RFDG.
                     (GARDEN GLEN APTS.) SERIES
                     93,4.10%, VRDN

NEW YORK             ERIE COUNTY IND. DEV. AUTH. IND.      760,000           760,000
                     DEV. REV. (THE HOLLING PRESS,
                     INC.) SERIES 1989 F,4.10%, LOC
                     MARINE MIDLAND BANK, VRDN (AMT)

TEXAS                TEXAS GEN. OBLIG. TRAN SERIES A,      21,500,000        21,643,620
                     4.75% 8/31/98

TOTAL MUNICIPAL                                                              40,301,464
NOTES





CASH EQUIVALENTS

CASH EQUIVALENTS     MUNICIPAL CENTRAL CASH FUND           89,957,991        89,957,991
                     3.8690% 12/5/97



TOTAL INVESTMENTS                                                            3,615,931,969
IN SECURITIES -
100%





FUTURES CONTRACTS

                      EXPIRATION DATE



PURCHASED            137 MUNICIPAL BOND FUTURE             16,752,532        226,075
                     CONTRACTS DEC. 97

PURCHASED            25 MUNICIPAL BOND FUTURE CONTRACTS    3,057,031         41,254
                     DEC. 97

TOTAL FUTURES                                                                267,329
CONTRACTS





TOTAL COST OF                                                                3,470,944,021
INVESTMENT
SECURITIES


SPARTAN MUNICIPAL FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND & SPARTAN INSURED MUNICIPAL INCOME
FUND
PRO FORMA COMBINING STATEMENT OF ASSETS & LIABILITIES AS OF NOVEMBER
30, 1997
 (UNAUDITED)



          SPARTAN            SPARTAN          SPARTAN INSURED                       PRO FORMA             PRO FORMA
                             AGGRESSIVE

          MUNICIPAL INCOME   MUNI.            MUNI. INCOME      COMBINED            ADJUSTMENTS           COMBINED

ASSETS

INVESTMENT IN SECURITIES,
AT VALUE

 - SEE
ACCOMPANY
ING       $2,320,518,980     $967,634,378     $327,778,611       $ 3,615,931,969     -                    $3,615,931,969
SCHEDULE

CASH      -                  3,666,830        -                3,666,830            -                    3,666,830

INTEREST RECEIV
ABLE      32,239,033         15,075,853       4,863,009         52,177,895           -                    52,177,895

RECEIVABLE
FOR DAILY  -                  4,281            781              5,062                -                    5,062
VARIATION ON FUTURES
CONTRACTS

RECEIVABLE
FOR        5,902,120         1,615,750         -                7,517,870            -                    7,517,870
INVESTMENTS SOLD

SHARE TRANSACTIONS
IN         -                  -                778,010          778,010              -                    778,010
PROCESS

OTHER RECEIVA
BLES       18,516             -                -                18,516               -                    18,516

 TOTAL
ASSETS    2,358,678,649      987,997,092      333,420,411       3,680,096,152        -                    3,680,096,152



LIABILITIES

PAYABLE FOR INVESTMENTS
PURCHASED

 REGULAR
DELIVERY  $                   $ 24,288,916     $ 3,222,353       $ 27,511,269        -                    27,511,269

 DELAYED
DELIVERY   34,515,703         14,056,477       2,980,013         51,552,193          -                    51,552,193

PAYABLE FOR FUND
SHARES    1,103,162           72,039           -                1,175,201            -                    1,175,201
REDEEMED

DISTRIBUTIONS
PAYABLE   2,129,327          1,129,684        394,828           3,653,839            -                    3,653,839

ACCRUED MANAGE
MENT      746,241            270,372          96,485            1,113,098            -                    1,113,098
FEE

OTHER PAYABLES
AND       357,712            187,594          85,960            631,266              -                    631,266
ACCRUED EXPENSES

 TOTAL LIABIL
ITIES     38,852,145         40,005,082       6,779,639         85,636,866           -                    85,636,866



NET
ASSETS    $2,319,826,504     $947,992,010     $326,640,772      3,594,459,286        $ -                  $3,594,459,286



NET ASSETS CONSIST OF:

PAID IN
CAPITAL   $2,234,547,486     $933,606,982     $308,049,535       $ 3,476,204,003     -                    $3,476,204,003

ACCUMULATED
UNDISTRIBUTED NET
REALIZED GAIN (LOSS) ON

 INVEST
MENTS     (12,735,104)       (14,482,703)     90,901            (27,126,906)         -                    (27,126,906)

NET UNREALIZED
APPRECIATION
(DEPRECIATION) ON

 INVESTM
ENTS      98,014,122         28,867,731       18,500,336        145,382,189          -                    145,382,189

NET ASSETS $2,319,826,504    $947,992,010     $326,640,772      $3,594,459,286       $ -                  $3,594,459,286







NET
ASSETS    $2,319,826,504     $947,992,010     $326,640,772                                                3,594,459,286

NET ASSET $12.61             $11.71           $12.25                                                     $12.61
VALUE,OFFERING PRICE AND
REDEMPTION PRICE PER
SHARE

SHARES OUTSTAND
ING       183,940,016        80,930,843       26,666,412        291,537,271          (6,516,146)   (B)   285,021,125


SPARTAN MUNICIPAL FUND
SPARTAN AGGRESSIVE MUNICIPAL FUND & SPARTAN INSURED MUNICIPAL INCOME
FUND
PRO FORMA COMBINING STATEMENT OF OPERATIONS
YEAR ENDED NOVEMBER 30, 1997
 (UNAUDITED)














                            SPARTAN          SPARTAN          SPARTAN                           PRO FORMA             PRO
FORMA
                                             AGGRESSIVE       INSURED


                            MUNICIPAL        MUNI.            MUNI. INCOME     COMBINED         ADJUSTMENTS
COMBINED
                            INCOME





INTEREST INCOME              $ 99,974,240     $ 53,548,020     $ 17,337,832     170,860,092      -                     $


170,860,092




EXPENSES


Management fee               7,134,992        3,527,117        1,250,904        11,913,013       (103,058)     (a)
11,809,955

Transfer agent fees         2,086,376         1,084,994        410,350          3,581,720        (67,349)     (d)
3,514,371

Accounting fees and         475,765           276,255          132,544          884,564          (163,980)    (c)
720,584
expenses


Non-interested trustees'    5,646             3,447            1,221            10,314           (969)        (d)     9,345

compensation


Custodian fees and          81,727            46,224           18,658           146,609          (11,333)     (d)
135,276
expenses


Registration fees           152,040           68,248           37,167           257,455          155,947      (e)
413,402

Audit                       67,405            51,522           44,230           163,157          (90,752)     (d)     72,405


Legal                       49,066            25,007           4,817            78,890           (15,000)     (d)     63,890


Miscellaneous               0                 10,553           1,534            12,087                                12,087


 Total expenses before      10,053,017       5,093,367        1,901,425         17,047,809      (296,494)
16,751,315
reductions


 Expense reductions         (11,248)         (183,541)        (72,655)         (267,444)        (362,484)     (f)
(629,928)

 Total expenses             10,041,769       4,909,826        1,828,770        16,780,365
16,121,387

NET INTEREST INCOME         89,932,471       48,638,194       15,509,062       154,079,727
154,738,705




REALIZED AND

UNREALIZED GAIN (LOSS)


Net realized gain (loss)

on:


 Investment securities      15,819,996       7,422,730        2,105,186         25,347,912       -
25,347,912

 Futures contracts          738,025          2,273,763        404,303           3,416,091        -
3,416,091

Change in net unrealized                                                        -                -                     -

apprecation

(depreciation) on:


 Investment securities      19,310,113       12,999,914       3,603,633         35,913,660       -
35,913,660

 Futures contracts          431,389           226,075          17,998           675,462          -
675,462

NET GAIN (LOSS)             36,299,523       22,922,482       6,131,120        65,353,125        -
65,353,125




NET INCREASE (DECREASE)

IN NET ASSETS RESULTING


 FROM OPERATIONS            126,231,994      71,560,676       21,640,182       219,432,852       -
220,091,830



















CHECK


NET INVESTMENT               89,932,471       48,638,194       15,509,062       154,079,727
154,079,727
INCOME


DISTRIBUTION                 (98,005,846)     (48,862,984)     (15,509,062)
(162,377,892)
                                                                               (162,377,892)


NET REAL &                   36,299,523       22,922,482       6,131,120        65,353,125
65,353,125
UNREAL G/L


PIC CHANGE                   454,233,250      56,886,127       (16,683,931)     494,435,446
494,435,446

BEG TOTAL NET                                 868,408,191      337,193,583
3,042,968,380
ASSETS                      1,837,366,606                                      3,042,968,380


END TOTAL NET                                 947,992,010      326,640,772
3,594,458,786
ASSETS                      2,319,826,004                                      3,594,458,786


                             (500)            -                -                (500)                                 (500)



Spartan Municipal Fund
Spartan Aggressive Municipal Fund
Spartan Insured Municipal Income Fund
Pro Forma Combining Schedule of Total Returns and Expense Ratios
(Unaudited)
      FISCAL YEAR ENDED
      NOVEMBER 30,


If Spartan Municipal Fund acquires:              1997    1996                  1995

   Spartan Aggressive Municipal Fund &
   Spartan Insured Municipal Income Fund

       One year total return                     7.35%   5.84%                 17.93%

       Ratio of expenses to average net assets   0.53%   0.53%                 0.53%

       One year total return before expense      7.34%   5.81%                 17.86%
        reductions

       Ratio of expenses to average net assets   0.55%           0.56%         0.56%
        before expense reductions



   Spartan Aggressive Municipal Fund

       One year total return                     7.38%   5.88%                 17.54%

       Ratio of expenses to average net assets   0.53%   0.53%                 0.53%

       One year total return before expense      7.36%   5.86%                 17.51%
       reductions

       Ratio of expenses to average net assets   0.55%   0.55%                 0.56%
       before expense reductions



   Spartan Insured Municipal Income Fund

       One year total return                     7.05%   6.27%                 18.45%

       Ratio of expenses to average net assets   0.53%   0.53%                 0.53%

       One year total return before expense      7.02%   6.24%                 18.41%
       reductions

       Ratio of expenses to average net assets   0.56%   0.56%                 0.57%
       before expense reductions


Spartan Municipal Income Fund
Spartan Aggressive Municipal Fund & Spartan Insured Municipal Income
Fund
Notes to Pro Forma Combining Financial Statements
(Unaudited)
 The accompanying unaudited Pro Forma Combining Schedule of Investments and Statement of Assets and Liabilities as of November 30, 1997 and the unaudited Pro Forma Combining Statement of Operations for the year ended November 30, 1997 are intended to present the financial condition and related results of operations of Spartan Municipal Income Fund as if the reorganization with Spartan Aggressive Municipal Fund & Spartan Insured Municipal Income Fund, had been consummated at December 1, 1996. Had the pro forma adjustments not included the effect of the expense limitations, Pro Forma Combined Expense reductions would have been $24,300, resulting in Pro Forma Combined Net Interest Income and Pro Forma Combined Net Increase in Net Assets resulting from operations of $154,133,077 and $219,486,202 respectively.

 The pro forma adjustments to these pro forma financial statements are comprised of:
(a) Decrease in fees reflects Spartan Municipal Income Fund's management fee applied to combined fund's average net assets.

(b) Reflects the exchange of the Spartan Aggressive Municipal & Spartan Insured Municipal Income Funds shares for shares of Spartan Municipal Income Fund as of November 30, 1997.
(c) Decrease in fees reflects contractual rates charged against combined average net assets.
(d) Decrease in fees reflects elimination of duplicate services or charges.
(e) Increase in fees reflects net increase in costs incurred as a result of the reorganization offset with savings in duplicate charges.
(f) Reflects reduction in expenses due to FMR's agreement to voluntarily limit the combined fund's expenses to 0.53% of average net assets.
 The unaudited pro forma combining statements should be read in conjunction with the separate annual audited financial statements as of December 31, 1997 for Spartan Aggressive Municipal Fund and Spartan Insured Municipal Income Fund and November 30, 1997 for Spartan Municipal Income Fund, which are incorporated by reference in the Statement of Additional Information to this Proxy Statement and Prospectus.